UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2015

FORM N-CSR

Item 1.       Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT	February 28, 2015

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	5
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7
BNY Mellon Income Stock Fund	9
BNY Mellon Mid Cap Multi-Strategy Fund	11
BNY Mellon Small Cap Multi-Strategy Fund	13
BNY Mellon Focused Equity Opportunities Fund	15
BNY Mellon Small/Mid Cap Multi-Strategy Fund	17
BNY Mellon International Fund	19
BNY Mellon Emerging Markets Fund	21
BNY Mellon International Appreciation Fund	23
BNY Mellon International Equity Income Fund	25
BNY Mellon Asset Allocation Fund	27
Understanding Your Fund's Expenses	29
Comparing Your Fund's Expenses With Those of Other Funds	31
Statements of Investments	33
Statement of Options Written	47
Statement of Financial Futures	82
Statements of Assets and Liabilities	93
Statements of Operations	99
Statements of Changes in Net Assets	103
Financial Highlights	110
Notes to Financial Statements	136
Information about the Approval of the New Geneva Sub-Advisory Agreement	160

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others. That's why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 16, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Warren Chiang, CFA, and Ronald P. Gala, CFA

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 6.68%, and Investor shares returned 6.55%.1 In comparison, the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the fund’s benchmark, was 6.12%.2

Despite volatility stemming from economic and geopolitical uncertainty in international markets, a recovering domestic economy helped propel U.S. stocks higher during the reporting period. The fund produced modestly higher returns than its benchmark, mainly due to strong stock selections in the consumer discretionary, energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

We apply a systematic, quantitative investment approach designed to identify and exploit relative mis-valuations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio.We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Large-Cap Stocks Climbed Despite Global Headwinds

The reporting period began in the wake of a rally that already had sent several broad measures of U.S. stock market performance to record highs.The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter bouts of volatility stemming from global economic instability, geopolitical conflicts, and plummeting oil prices.

Investors grew more risk-averse in this environment, and they began to turn away from smaller companies in favor of larger, more traditionally defensive stocks. Dividend-paying stocks of large, well-established companies fared especially well as investors sought more competitive levels of current income in a low interest rate environment.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Bolstered Fund Results

The fund participated fully in the benchmark’s advance over the reporting period, as all of the factors considered by our quantitative models added value. The consumer staples sector represented the fund’s top relative performer. For example, the fund scored relative success with energy drinks producer Monster Beverage, which advanced after The Coca-Cola Companies acquired a minority ownership stake in the company. Grocery chain Kroger captured additional market share and generated better-than-expected earnings after adjusting its business model.

The energy sector also buoyed the fund’s relative performance, as strong security selections cushioned the brunt of sector-wide weakness stemming from plummeting oil and gas prices. The fund’s holdings of refiners Tesoro, Valero Energy, and Marathon Petroleum held up especially well when lower input costs boosted profit margins. Among consumer discretionary companies, home improvement retailers Lowe’s and Home Depot benefited from rising consumer spending in the midst of a housing rebound. In other areas, Southwest Airlines gained value due to lower fuel costs and rising travel volumes.

On a more negative note, the fund’s relative performance was undermined to a degree by its holdings of tank barge operator Kirby Corp., which suffered due to its exposure to the struggling oil production industry. In the materials sector, chemical manufacturers Cabot and Westlake

Chemical also were hurt by falling commodity prices. Finally, the fund’s underweighted position in consumer electronics giant Apple prevented it from participating more fully in its gains.

Finding Ample Opportunities Using a Disciplined Process

As of the end of the reporting period, our quantitative models have continued to identify what we believe are an ample number of attractive investment opportunities across a broad spectrum of large-cap companies and industry groups. As the fund’s holdings reach our price targets, we typically replace them with more attractively priced positions.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 5.18%, and Investor shares returned 5.01%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index, produced a total return of 6.12% for the same period. 2

Despite persistent headwinds from international markets, a sustained U.S. economic recovery helped support stock prices over the reporting period. The fund produced lower returns than its benchmark, mainly due to disappointing security selections across its various underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock

Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a long rally that sent several broad measures of U.S. stock market performance to a series of record highs. The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing macroeconomic and geopolitical headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when many of these fears proved overblown. Indeed, the U.S. economy continued to gather momentum as evidenced by a declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored companies with strong earnings growth, while seasoned companies with more attractive valuations mostly trailed market averages.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Shortfalls Dampened Relative Results

Our asset allocation strategy helped the fund participate in the S&P 500 Index’s gains, but its relative performance was hampered over the reporting period by disappointing security selections across all five of its active underlying strategies.

The Focused Equity Strategy was hurt by the impact of plunging commodity prices on some of its energy holdings during the fourth quarter of 2014. Although the strategy produced better relative results during the first two months of 2015, it was not enough to fully offset previous weakness.The U.S. Equity Strategy proved too defensively positioned in the growth-led market environment, and lack of exposure to utilities weighed on the strategy’s results.

The U.S. Large Cap Growth Strategy’s stock selections underperformed in the consumer staples sector, and a lack of exposure to airlines undermined its results in the industrials sector. The Dynamic Large Cap Value Strategy and the Income Stock Strategy were hampered by underweighted exposure to the utilities sector at a time when income-oriented investors sought competitive dividend yields in a low interest rate environment.

Maintaining a Broadly Diversified Investment Posture

We remain optimistic about the longer term prospects for the U.S. economy, but we expect heightened market volatility over the near term due to lingering global headwinds and the possibility of rising short-term interest rates in the United States. We also are aware that recent market gains have boosted equity valuations, and we believe that investors would be well advised to moderate their return expectations compared to previous reporting periods.

We generally have maintained a cautious approach in this environment.We made no allocation changes during the reporting period, but the fund remains broadly diversified across several large-cap investment styles. In our judgment, this approach can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular investment approach may fall out of favor.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, and options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 5.53%, and Investor shares returned 5.41%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index, produced a total return of 6.12% for the same period. 2

A sustained U.S. economic recovery helped support stock prices over the reporting period. The fund underperformed its benchmark, mainly due to disappointing security selections.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy,Appreciation Strategy and Large

Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Climbed amid Heightened Volatility

The reporting period began after a rally that sent several broad measures of U.S. stock market performance to record highs. The advance was interrupted in early October 2014, when stock prices fell sharply amid concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and worries about an outbreak of the Ebola virus in Western Africa.

Stocks soon rebounded when many of these fears proved overblown. Indeed, the U.S. economy gathered momentum as evidenced by a declining U.S. unemployment rate and robust job creation. These positive developments, together with rising corporate earnings, helped support consumer and business confidence. Nonetheless, equities continued to encounter volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored companies with strong earnings growth over seasoned companies with more attractive valuations.

Security Selection Shortfalls Dampened Relative Results

Our asset allocation strategy helped the fund participate in the S&P 500 Index’s gains, but its relative performance was hampered during the reporting period by

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

disappointing security selections across all five of its actively managed strategies.

The Focused Equity Strategy was hurt by the impact of plunging commodity prices on some of its energy holdings over the fourth quarter of 2014. Although the strategy produced better relative results during the first two months of 2015, it was not enough to fully offset previous weakness.The U.S. Equity Strategy proved too defensively positioned in the growth-led market environment, and lack of exposure to utilities weighed on the strategy’s results.

The U.S. Large Cap Growth Strategy underperformed in the consumer staples sector, and a lack of exposure to airlines undermined its results in the industrials sector. The Dynamic Large Cap Value Strategy and the Income Stock Strategy were hampered by underweighted exposure to the utilities sector at a time when investors sought competitive dividend yields in a low interest rate environment.

The fund achieved better relative results from the Large Cap Tax-Sensitive Strategy, which is managed to keep its portfolio characteristics reasonably close to those of the benchmark. The strategy’s tax management efforts were limited to a degree, however, by a lack of losses to offset gains in other strategies.

Maintaining a Broadly Diversified Investment Posture

We remain optimistic about the longer term prospects for the U.S. economy, but we expect heightened market volatility over the near term due to lingering global headwinds and the possibility of rising short-term interest rates in the United States. We also are aware that recent market gains have boosted equity valuations, and we believe that investors would be well advised to moderate their return expectations compared to previous reporting periods.

We made no allocation changes during the reporting period, but the fund remains broadly diversified across several large-cap investment styles. In our judgment, this cautious approach can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular investment approach may fall out of favor.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures, and options on futures, and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 5.01%, and its Investor shares returned 4.82%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 5.51% for the same period.2

A sustained U.S. economic recovery generally helped support stock prices over the reporting period. The fund produced modestly lower returns than its benchmark, mainly due to underweighted exposure to utilities and shortfalls among the fund’s holdings of banks and insurance companies.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income.We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, to manage interest rate risk or as part of a hedging strategy.

Stocks Climbed amid Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to record highs. The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and fears that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter bouts of volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored relatively speculative companies with strong earnings growth, while more seasoned companies with attractive valuations mostly trailed broader market averages.

Underweighted Utilities Exposure Dampened Returns

Our bottom-up investment strategy enabled the fund to participate significantly in the benchmark’s moderate gains over the reporting period, but the fund’s relative performance was undermined by its sector allocations. Most notably, the fund held substantially underweighted exposure to the utilities sector, which comprises approximately one-third of the benchmark, as we determined their valuations were too rich and their business fundamentals were too uncertain for our investment criteria. Nonetheless, income-oriented investors seeking high dividend yields propelled utilities stocks higher, and the fund did not particulate as fully as the benchmark in their gains. Conversely, stock

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

selection within the financials sector was challenging amid ongoing uncertainty surrounding interest rate levels, as well as profit margin concerns.

The fund achieved better results in the health care sector, where insurer UnitedHealth Group and drug distributor Cardinal Health benefited from rising enrollment trends after full implementation of the Affordable Care Act. In addition, pharmaceutical developers Pfizer and Abbvie Inc. gained value when investors responded positively to intensifying mergers-and-acquisitions activity and positive results from clinical trials of new products.The fund further benefited from the success of our stock selection strategy in the information technology sector, where consumer electronics giant Apple advanced strongly after posting better-than-expected earnings and in anticipation of new products. Network equipment maker Cisco Systems was rewarded for greater exposure to emerging cloud computing and networking trends. Several semiconductor manufacturers also fared well due to positive pricing dynamics in a consolidating industry.

Focusing on Fundamentally Strong, U.S.-Centric Businesses

Business fundamentals have continued to improve in the recovering U.S. economy, and the recent underperfor-mance of value-oriented stocks has kept their prices at attractive levels. On the other hand, we currently expect heightened market volatility over the near term in the midst of global economic uncertainty and the possibility of higher short-term interest rates in the United States. Therefore, we have continued our focus on dividend-paying companies that we believe are well positioned for further U.S. economic expansion. For example, we have added to the fund’s holdings of U.S.-centric information technology companies.

As of the reporting period’s end, the fund held overweighted exposure to the financials, health care, and information technology sectors. Conversely, the fund continued to hold relatively few positions in what we believe is a richly valued utilities sector.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio, and average daily dollar trading volume. Investors cannot invest directly in any index.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 5.95%, and Investor shares returned 5.87%.1 In comparison, the fund’s benchmark, the Russell Midcap ® Index, produced a total return of 6.39% for the reporting period.2 The Russell Midcap Value and Russell Midcap Growth Indexes are secondary benchmarks and produced total returns of 4.68% and 7.99%, respectively, for the same period.3

Despite persistent headwinds from international markets, a sustained U.S. economic recovery and rising corporate earnings helped support prices of midcap stocks over the reporting period. The fund produced modestly lower returns than its benchmark, mainly due to lagging results from the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies. The fund considers midcap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid CapValue Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a long rally that sent several broad measures of U.S. stock market performance to a series of new record highs. The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing macroeconomic and geopolitical headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when many of these fears proved overblown. Indeed, the U.S. economy continued to gather momentum, as evidenced by a declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs.These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored companies with strong earnings growth, while stocks with more attractive valuations mostly trailed market averages. Consequently, midcap stocks modestly outperformed large-cap stocks overall, and midcap growth stocks produced higher returns, on average, than their value-oriented counterparts.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Strategies Produced Mixed Results

Our asset allocation strategy helped the fund participate substantially in the Russell Midcap Index’s gains. Consistent with broader market trends, the fund received especially robust contributions to performance from the Geneva Mid Cap Growth Strategy, which benefited from its focus on higher quality companies with low debt-to-equity ratios.The Boston Partners Mid Cap Value Strategy also fared relatively well on the strength of favorable stocks selections, particularly in the information technology sector, where the strategy identified a number of companies with solid fundamentals, attractive valuations, and catalysts for future growth.

The fund’s absolute returns also benefited from the Mid Cap Tax-Sensitive Core Strategy, which is managed to keep its portfolio characteristics reasonably close to those of the benchmark. The strategy’s tax management efforts were limited to a degree, however, by a lack of losses to offset gains in other strategies. The Opportunistic Mid Cap Value Strategy produced lower returns than broad market averages, as unfavorable stock selections in the materials sector more than offset better stock picks among health care companies. Finally, the Mid Cap Growth Strategy produced weaker results than its benchmark, mainly due to unfavorable security selections in the health care and industrials sectors.

Maintaining a Diversified Investment Posture

We remain optimistic about the longer term prospects for the U.S. economy, but we expect heightened market volatility to persist over the near term due to lingering global headwinds and the possibility of rising short-term interest rates in the United States.We also are aware that recent market gains have boosted equity valuations among midcap stocks, and we believe that investors would be well advised to moderate their return expectations compared to previous reporting periods.

We generally have maintained a cautious investment approach in this environment. We made no allocation changes during the reporting period, but the fund remains broadly diversified across several midcap investment styles. In our judgment, this approach can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular investment approach may fall out of favor.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. — The Russell Midcap Value Index is an
unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of those companies among the 800 smallest companies in the
Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

12

DISCUSSION OF

FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 4.07%, and Investor shares returned 3.96%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index, produced a total return of 5.70% for the same period.2 The fund’s secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Value Index, produced total returns of 9.11% and 2.31%, respectively, for the same period.3

Despite persistent headwinds from international markets and widespread expectations of higher short-term interest rates, a sustained U.S. economic recovery and rising corporate earnings helped support prices of small-cap stocks over the reporting period. The fund produced lower returns than its primary benchmark, mainly due to shortfalls posted by the Opportunistic Small Cap Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the invest-

ment adviser that invest primarily in equity securities issued by small-cap companies.The investment adviser determines the investment strategies and sets target allocations and ranges.The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, Small CapValue Strategy and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a long rally that sent several broad measures of U.S. stock market performance to a series of new record highs. The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing macroeconomic and geopolitical headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when many of these fears proved overblown. Indeed, the U.S. economy continued to gather momentum, as evidenced by a declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored companies with strong earnings growth, while companies with more attractive valuations mostly trailed market averages. Consequently, small-cap growth stocks produced

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

higher returns, on average, than their value-oriented counterparts, but small-cap stocks modestly trailed large-cap stocks overall.

Underlying Strategies Produced Mixed Results

Our asset allocation strategy helped the fund participate to a substantial degree in the Russell 2000 Index’s gains. Consistent with broader market trends, the Small Cap Growth Strategy produced especially robust returns compared to those of the benchmark. The strategy’s holdings produced above-average results in most of the market segments represented in its growth-oriented Index, most notably the health care and information technology sectors. Relative weakness among consumer discretionary stocks was not enough to fully offset the strategy’s strength in other industry groups.

On the other hand, the Opportunistic Small Cap Strategy produced lower returns than broad market averages, mainly due to unfavorable stock selections in the health care and materials sectors. The strategy outperformed its benchmark in the energy sector, helping to cushion sharp declines among oil-and-gas producers stemming from plunging commodity prices. Finally, the Small Cap Value Strategy produced mildly lower results than those of its benchmark, mainly due to security selection deficits in the materials sector.

Maintaining a Diversified Investment Posture

As of the reporting period’s end, we remain optimistic about the longer term prospects for the U.S. economy, but we expect heightened market volatility to persist over the near term due to lingering global headwinds and the possibility of rising short-term interest rates in the United States. We also are aware that recent market gains have boosted equity valuations among small-cap stocks, and we believe that investors would be well advised to moderate their return expectations compared to previous reporting periods.

We generally have maintained a cautious investment approach in this environment. We made no allocation changes during the reporting period, but the fund remains broadly diversified across several small-cap investment styles. In our judgment, this approach can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular investment approach may fall out of favor.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an
unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-
to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Irene O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 4.45%, and Investor shares returned 4.39%.1 In comparison, the Standard & Poor’s 500 ® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 6.12% total return for the reporting period.2

A sustained U.S. economic recovery generally helped support stock prices over the reporting period. The fund produced lower returns than its benchmark, mainly due to stock selection shortfalls in the energy and industrials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political, and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

• Unrecognized or underestimated earnings power

• Sustainable revenue and cash flow

• Positive operational or financial catalysts

• Attractive valuation based on growth prospects

• Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to record highs.The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter bouts of volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored seasoned companies perceived as safer, while relatively speculative companies with strong earnings growth mostly trailed broad market averages.

Security Selection Shortfalls Dampened Relative Results

Our bottom-up investment process enabled the fund to participate significantly in the benchmark’s moderate gains over the reporting period, but the fund’s relative performance was undermined by our security selection strategy in some market sectors. Most notably, overweighted exposure to and disappointing stock selections in the energy sector weighed on relative results. Drilling services provider Nabors Industries and independent energy producer Devon Energy lost value as a result of plunging oil prices, while investors

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

responded nervously in light of a weak pricing environment to recent acquisitions by oil services giant Halliburton and exploration-and-production company Southwestern Energy.

The fund also experienced relative weakness in the industrials sector, where heavy equipment manufacturer Caterpillar was hurt by weak global economic trends and falling commodity prices despite solid financial results. Engineering services provider Dover struggled with the impact of falling commodity prices on a relatively small business unit making equipment for oil field operations. Among materials producers, chemical raw materials processor Celanese lost value amid concerns regarding sluggish demand in Europe.

The fund achieved better results in the information technology sector. Semiconductor devices maker Avago Technologies benefited from strong sales of smartphones containing its products, cloud computing solutions provider ServiceNow posted better-than-expected earnings, salesforce.com reported higher revenues and earnings, and social media company LinkedIn achieved success in its transition to a mobile platform. In the consumer discretionary sector, home improvement retailer Lowe’s Companies benefited from greater consumer spending and investors’ renewed focus on domestically-oriented companies. Finally, in the financials sector, capital markets specialist Intercontinental Exchange announced strong earnings and raised future guidance in response to higher trading volumes.

Focusing on Secular Growth and Company-Specific Enhancements

We remain optimistic regarding the stock market’s long-term prospects, as business fundamentals have improved further in the recovering U.S. economy and corporate earnings have continued to grow. On the other hand, we currently expect heightened market volatility over the near term in the midst of global economic uncertainty and the possibility of higher short-term interest rates in the United States.

Therefore, we have continued our focus on individual companies that we believe are likely to benefit from positive secular trends and company-specific developments. As of the reporting period’s end, we have identified an ample number of opportunities meeting our criteria in the information technology, consumer discretionary, and health care sectors. Conversely, we have found few opportunities in the consumer staples sector, and the fund held no exposure to what we believe are the richly valued telecommunications services and utilities sectors.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

16

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 5.39%, and Investor shares returned 5.35%.1 In comparison, the Russell 2500 ® Index, the fund’s benchmark, produced a total return of 5.12% for the same period.2 The Russell 2500 Growth Index and Russell 2500 Value Index are secondary benchmarks and produced total returns of 8.64% and 1.87%, respectively, for the same period.3

Despite persistent headwinds from international markets, a sustained U.S. economic recovery helped support prices of small- and midcap stocks over the reporting period. The fund produced higher returns than its benchmark, mainly due to strong relative results from the Small/Mid Cap Value Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and midcap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000 Index and the largest company included in the Russell Midcap Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a long rally that sent several broad measures of U.S. stock market performance to a series of new record highs. The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing macroeconomic and geopolitical headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when many of these fears proved overblown. Indeed, the U.S. economy gathered momentum as evidenced by a declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored companies with strong earnings growth, while seasoned companies with more attractive valuations mostly trailed market averages. Consequently, growth stocks produced higher returns, on average, than their value-oriented counterparts, but small- and midcap stocks modestly trailed large-cap stocks overall.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Strategies Produced Mixed Results

Our asset allocation strategy helped the fund participate fully in the Russell 2500 Index’s gains. Contrary to broader market trends, the Small/Mid Cap Value Strategy produced especially robust returns compared to its benchmark, as the strategy’s stock selection strategy produced above-average results in seven of the 10 market sectors represented in its value-oriented benchmark. Most notably, favorable stock selections helped the fund cushion the impact of sharp declines in the energy sector in the midst of plunging oil prices.

The Opportunistic Small/Mid Cap Strategy produced results that were roughly in line with market averages, as beneficial stock selections in the consumer discretionary sector were balanced by less favorable results from the materials sector. The Small/Mid Cap Growth Strategy produced mildly lower results than its growth-oriented benchmark, as strength among information technology holdings was not enough to fully offset weakness stemming from disappointments in the consumer discretionary sector.

Maintaining a Diversified Investment Posture

As of the reporting period’s end, we remain optimistic about the longer term prospects for the U.S. economy, but we expect heightened market volatility over the near term due to lingering global headwinds and the possibility of rising short-term interest rates in the United States. We also are aware that recent market gains have boosted equity valuations across all capitalization ranges, and we believe that investors would be well advised to moderate their return expectations compared to previous reporting periods.

We generally have maintained a cautious approach in this environment.We made no allocation changes during the reporting period, but the fund remains broadly diversified across several small/midcap investment styles. In our judgment, this approach can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular investment approach may fall out of favor.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500® Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. — The Russell 2500 Value Index is an
unmanaged index that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

18

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by D. Kirk Henry, Sean P. Fitzgibbon, Clifford A. Smith, and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon International Fund’s Class M shares produced a total return of –2.40%, and Investor shares returned –2.54%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –1.26% for the same period.2

Developed equity markets experienced mild declines amid heightened volatility during the reporting period in response to lingering concerns about global economic weakness. A strengthening U.S. dollar also eroded the fund’s international investment returns. The fund produced lower returns than its benchmark, primarily due to disappointing security selections in Germany, Hong Kong, and Japan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-

acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health, and business momentum.

Volatile Shifts Affected International Markets

The clash between investors’ hopes and fears regarding global economic trends led to heightened levels of market volatility during the reporting period. Although the MSCI EAFE Index declined only mildly for the reporting period overall, it dropped more than 10% between early September and mid-October 2014. Markets recovered much of that ground in November, buoyed by better-than-expected U.S. economic data and hopes for new stimulus measures from the European Central Bank. In December 2014 and early January 2015, the markets saw another sharp decline triggered by a steep drop in oil prices, followed by a renewed recovery supported by interest-rate cuts from several central banks and a short-term agreement with the European Union to extend Greece’s bailout.

Economic Trends and Company Specifics Drove Performance

The fund’s holdings among German financial institutions, including Commerzbank and Deutsche Bank, lost ground early in the reporting period before the

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

European Central Bank announced its new quantitative easing measures. In Hong Kong, casino operator SJM Holdings was hurt by regulatory changes imposed by China, and clothing design firm Esprit Holdings struggled to implement a long-term restructuring program. Japan Tobacco came under pressure from its exposure to the weak market in Russia, while Japanese petroleum producer INPEX saw revenues decline along with oil prices. Returns in Japan were further diminished by unfortunate timing in the purchase of Honda Motor stock.

On the other hand, the fund’s relative returns were bolstered by underweighted exposure to U.K. energy stocks and an emphasis on relatively defensive investments, such as major integrated oil and gas giant BP, tobacco products maker Imperial Tobacco Group, and consumer products company Reckitt Benckiser Group. In Ireland, construction materials manufacturer CRH benefited from the company’s exposure to the U.S. market. In Sweden, the acquisition of a U.S. company by household appliance maker Electrolux was greeted favorably by investors, while metals processor Boliden enjoyed improved competitiveness and pricing as a result of the company’s currency position.

A Positive Outlook for International Equities

In our judgment, many international markets appear poised for recovery as a growing number of central banks around the world are implementing quantitative easing programs, and economic trends in some areas are showing signs of improvement.Therefore, we have positioned the fund to benefit from a global recovery, employing a bottom-up security selection process to identify what we believe to be the most attractive individual opportunities within our investment universe. While the fund’s overall country allocation profile resembles that of its benchmark, as of the end of the reporting period we have maintained mildly overweighted exposure to U.K. equities while holding slightly underweighted positions in Australia and Germany.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

20

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by D. Kirk Henry, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of –11.40%, and Investor shares returned –11.55%.1 This compares with a –8.30% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging markets equities declined amid volatile trading in response to a variety of economic and geopolitical headwinds. A strengthening U.S. dollar also eroded the fund’s international investment returns. The fund underperformed its benchmark, largely due to overweighted exposure to Brazilian stocks and disappointing security selections among Chinese equities.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health, and business momentum.

Markets Undermined by Global Trends

Declining commodity prices, a strengthening U.S. dollar, and slowing economic growth in China put downward pressure on many emerging markets during the reporting period. In Russia, equities were particularly hard hit by a sharp drop in petroleum prices and geopolitical tensions involving the conflict in Ukraine. In Brazil, investors’ hopes for a more business-friendly national government were dashed when elections returned the incumbent Workers’ Party to power. On the other hand, markets in a few countries bucked the

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

negative trend. Equities in India delivered robust gains after the election of new, pro-business government leadership. Companies in China also posted positive, albeit more modest returns, bolstered by unexpected quantitative easing from the country’s central bank in November 2014.

Investments in Brazil and China Hurt Performance

Overweighted exposure to the Brazilian stock market represented the greatest drag on the fund’s relative performance for the reporting period. Notably weak performers included petroleum giant Petrobras, toll road operator Arteris, and industrial manufacturer Magnesita Refratarios. The fund’s relative results also were undermined by our security selection strategy in China, where we allocated comparatively few assets to the fast-rising financial sector. Other disappointments in China included oil company CNOOC. A few investments in South Korea, such as Hyundai Motor, also detracted from the fund’s returns, as did overweighted exposure to the country’s interest-rate challenged financial sector.

On a more positive note, overweighted exposure to the robust equities market in India bolstered returns, as did good individual stock selections, such as automobile manufacturers Maruti Suzuki India and Tata Motors, electric utility Power Grid Corporation of India, and mobile communications infrastructure builder Bharti Infratel. In the relatively weak Mexican market, the fund enhanced returns with strong stock selections, such as soft drink bottler Consorcio ARA. Finally, in Thailand, performance benefited from our emphasis on traditionally defensive businesses, such as food producer Thai Union Frozen and mobile telecommunications provider Jasmine International.

Positioned for Recovery in Global Equities

Although the strengthening U.S. dollar and slowing growth in China continue to represent ongoing challenges to emerging market equities, we believe other trends are setting the stage for a recovery in this more attractively valued asset class. Structural reforms in China, India and Mexico are creating a backdrop for accelerating growth, as are improving economic conditions in the developed world.

We have positioned the fund to benefit from these trends through overweighted exposure to equity markets in China and India and, to a lesser degree, Brazil. Among industry groups, we have trimmed the fund’s exposure to energy and consumer-related stocks, instead emphasizing technology and health care companies where we see strong potential opportunities for capital appreciation.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the
Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

22

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Thomas J. Durante, Richard A. Brown, and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of –0.53%, and Investor shares returned –0.65%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –1.26% for the same period.2

Developed equity markets experienced heightened volatility during the reporting period in response to lingering concerns about global economic weakness. The fund outperformed its benchmark due to pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Volatile Shifts Affected International Markets

The clash between investors’ hopes and fears regarding global economic trends led to heightened levels of market volatility during the reporting period. Although the MSCI EAFE Index declined only mildly for the reporting period overall, it dropped sharply between early September and mid-October 2014. Markets recovered much of that ground in November, buoyed by better-than-expected U.S. economic data and hopes for new stimulus measures from the European Central Bank. In December 2014 and early January 2015, the markets saw another sharp decline triggered by a steep drop in oil prices, followed by a renewed recovery supported by more aggressively accommodative monetary policies from several central banks and a short-term agreement to extend Greece’s bailout.

Consumer Discretionary Stocks Led International Markets

Lower interest rates and quantitative easing programs in Europe and Japan caused long-term interest rates to fall sharply in global markets, making local bonds relatively unattractive and driving investors to the stocks of companies most likely to benefit from economic

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

stimulus. Investors found a number of such opportunities in the previously hard-hit consumer discretionary sector. German and Japanese carmakers fared especially well during the reporting period, as investors recognized that their products would become more affordable to American consumers as the U.S. dollar strengthened against the euro and yen.

In contrast, financial companies produced mixed results over the reporting period. On one hand, European banks lost value due to slow loan growth and increased regulatory oversight, including greater capital requirements. On the other hand, real estate investment trusts (REITs) in Hong Kong, Japan, and Australia benefited from rising land values, intensifying mergers-and-acquisitions activity, and investors’ increased appetite for dividend-paying stocks.

The market’s greatest laggards over the reporting period included the energy sector, where oil-and-gas producers, exploration-and-production companies, and oil services providers struggled with plunging commodity prices. Some energy companies also were hurt by their exposure to Russia, where the local economy was hurt by economic sanctions stemming from the conflict in Ukraine. The utilities sector also struggled as certain nations attempted to reduce their reliance on nuclear power, but a shift to fossil-fuel based alternatives led to more stringent environmental regulations.

From a country standpoint, Japan fared relatively well due to gains posted by exporters, and Hong Kong generally benefited from strength among REITs and insurance companies. Conversely, Portugal and Spain substantially lagged market averages due to persistently high unem-

ployment rates and austerity measures imposed after the region’s debt crisis. Germany and the United Kingdom generally produced returns that were roughly in line with those of broader market averages.

At times during the reporting period, we successfully employed futures contracts to manage the fund’s cash flows.

Fully Invested in International Stocks

In light of central banks’ ongoing stimulus efforts and the asset class’s recent weakness, we remain optimistic regarding the prospects for international stocks as the global economy gradually strengthens. As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

24

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of –7.17%, and Investor shares returned –7.34%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of –3.78% for the same period.2

International equities lost value during the reporting period under pressure from persistent global economic weakness and geopolitical conflicts. The fund’s returns also were dampened by a strengthening U.S. dollar against most other major currencies. The fund produced lower returns than its benchmark, largely due to stock selection shortfalls in the energy and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality.

Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Sluggish International Economies Undermined Equities

In contrast to a sustained economic recovery in the United States, a number of challenges weighed on economic performance in international markets. Europe continued to struggle with weak economic conditions as slowing growth in Germany, France, Italy, and many of the continent’s peripheral countries stoked deflationary pressures. Germany’s largest trading partner, Russia, faced increasing isolation as a result of the country’s involvement in the conflict in Ukraine, at the same time that its economy was hurt by plummeting oil prices. Leading Asian economies faced their own difficulties, including slowing growth in China and a sluggish response to the Japanese government’s accommodative fiscal and monetary policies. Natural resource-producing markets were hurt by falling commodity prices in an environment of tepid industrial demand.

These developments prompted a number of central banks to implement more aggressively accommodative monetary policies, including lower short-term interest rates and quantitative easing programs. Lower rates contributed to the weakening of almost all global currencies against the U.S. dollar, further eroding the fund’s returns. In addition, investors shifted their attention away from international equities, causing

The Funds 25

DISCUSSION OF FUND PERFORMANCE (continued)

cyclical and value-oriented stocks to fall out of favor. Instead, investors favored more defensive, income-oriented industry groups, such as the utilities and consumer staples sectors.

Security Selection Shortfalls Hurt Fund Returns

Our quantitative investment process proved relatively ineffective in a market environment driven more by changing investor sentiment than by changes in companies’ financial results. This was especially true in the hard-hit energy sector, where investors grew increasingly risk-averse in light of plummeting oil prices. Norwegian offshore oil producer Seadrill fell especially sharply after suspending dividend payments in the midst of falling energy prices.

Disappointments in the information technology sector stemmed mainly from underweighted exposure to this relatively strong performing market segment. In other areas, Spanish financial institution Banco Santander lost value when investors responded negatively to the bank’s issuance of new shares in an effort to shore up its capital reserves, and Australian grocery distributor Metcash reduced its dividend payout due to intensifying competitive pressures.

Our quantitative models proved more successful in other industry sectors. For example, in the industrials sector, German media giant ProSiebenSat.1 Media gained value after reporting better-than-expected quarterly results and raising the future guidance it provides to analysts. Spanish transportation infrastructure developer Ferrovial responded well to rising infrastructure investment in the region and improving results in its airports division. Among telecommunications services companies,

Belgian carrier Belgacom benefited from rising demand for high speed data services and the popularity of its mobile data bundle for smartphone users. Other winners for the reporting period included Japan’s Aozora Bank, where strong domestic loan demand drove earnings growth higher.

Low Rates Could Support Prices of Income-Oriented Stocks

Although we manage the fund using a disciplined, bottom-up process, it is worth noting that demand for income-oriented stocks may intensify due to low bond yields in many international markets. Our models have continued to identify what we believe are attractive dividend-paying opportunities in this environment, leading the fund to maintain overweighted exposure to the financials and telecommunications services sectors, where dividend yields have remained attractive and stable. We have found fewer opportunities for dividend income in the information technology sector.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US Index captures large and midcap representation across 22 of 23 Developed Markets
(DM) countries (excluding the US) and 23 Emerging Markets (EM)
countries. Investors cannot invest directly in any index.

26

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Warren Chiang, Ronald P. Gala, John Flahive, and Jeffrey M. Mortimer, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 2.90%, and Investor shares returned 2.83%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Morningstar Index”), produced a total return of 0.66%.2 The fund’s previous benchmarks, the Standard & Poor’s 500 ® Composite Stock Price Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), produced total returns of 6.12% and 2.25%, respectively, for the same period.3

A sustained U.S. economic recovery and supply-and-demand dynamics helped support prices of domestic stocks and bonds, respectively, over the reporting period, while international markets struggled amid global economic instability. Favorable results from the fund’s direct investments in U.S. equities helped it outperform the Morningstar Index.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is described in the fund’s prospectus.

U.S. Stocks and Bonds Climbed amid Volatility

A U.S. stock market rally was interrupted in early October 2014, when stocks fell sharply amid renewed concerns that global economic weakness might derail the U.S. economic recovery. Domestic stocks subsequently rebounded when the recovery continued to gain momentum, enabling several broad measures of stock market performance to end the reporting period near record highs. In contrast, international equities were hurt throughout the reporting period by economic instability, geopolitical conflicts, and plummeting oil prices.

Bonds fared relatively well when long-term interest rates fell, defying widespread expectations that stronger U.S. economic growth would drive yields higher. Investors flocked to U.S. Treasury securities as alternatives to low-yielding European and Japanese sovereign bonds, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. February 2015 was an exception to this trend: longer term interest rates climbed due to concerns that the Federal Reserve Board might raise short-term rates sooner than previously forecast.

Direct Equity Investments Bolstered Fund Results

The fund benefited from our asset allocation strategy, which continued to emphasize stocks over bonds. In October, we reduced the fund’s exposure to emerging markets equities and increased its positions in small-and midcap U.S. stocks, helping to mitigate weakness in international markets. In December, we shifted some assets from large-cap stocks to high yield bonds, which we believed had become more attractively valued. In January, we increased the fund’s emerging markets exposure, though the total allocation to emerging markets remains in an underweight position.

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

The fund received especially strong contributions from its direct investments in U.S. stocks, which achieved especially favorable results in the health care sector. BNY Mellon Small/Mid Cap Multi-Strategy Fund and Dreyfus Select Managers Small CapValue Fund also outperformed their respective benchmarks. The fund’s diversification strategies added value due to very strong results from one of the unaffiliated funds in the Diversifying Strategies asset class.

Although international stocks were hurt by adverse currency exchange movements, Dreyfus/Newton International Equity Fund fared relatively well, helping to offset weaker results from BNY Mellon International Fund, Dreyfus Global Stock Fund, and BNY Mellon Emerging Markets Fund. Underlying U.S. equity strategies that lagged their benchmarks included BNY Mellon Focused Equity Opportunities Fund, Dreyfus U.S. Equity Fund, Dreyfus Research Growth Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, and Dreyfus Select Managers Small Cap Growth Fund.

Among bonds, the fund’s direct fixed-income investments were hurt by a relatively defensive interest-rate posture. In addition, Dreyfus Inflation Adjusted Securities Fund, Dreyfus HighYield Bond Fund, and an unaffiliated investment company in the Emerging Markets Debt asset class struggled when their asset classes fell out of favor.

Maintaining a Diversified Investment Posture

We remain optimistic about the longer term prospects for the U.S. and global economies, but we expect heightened market volatility to persist over the near term as market conditions evolve.We also are aware that recent market gains have boosted valuations among stocks and long-term bonds.

The fund remains broadly diversified across a variety of asset classes and investment styles, which we believe can help the fund participate in the overall market’s potential gains while seeking to manage the risks that any particular strategy may fall out of favor.

March 16, 2015

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Morningstar Moderate Target
Risk Index is an unmanaged index of global equities, bonds, and traditional inflation hedges such as commodities and Treasury Inflation Protected
Securities (TIPS).
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities, and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

28

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.15	$ 5.43
Ending value (after expenses)	$ 1,066.80	$ 1,065.50
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.65	$ 4.07
Ending value (after expenses)	$ 1,051.80	$ 1,050.10
Annualized expense ratio (%)	.52	.80
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.11	$ 4.38
Ending value (after expenses)	$ 1,055.30	$ 1,054.10
Annualized expense ratio (%)	.61	.86
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.07	$ 5.33
Ending value (after expenses)	$ 1,050.10	$ 1,048.20
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.60	$ 5.87
Ending value (after expenses)	$ 1,059.50	$ 1,058.70
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.21	$ 6.47
Ending value (after expenses)	$ 1,040.70	$ 1,039.60
Annualized expense ratio (%)	1.03	1.28

The Funds 29

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2015

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.36	$ 5.68
Ending value (after expenses)	$ 1,044.50	$ 1,043.90
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.79	$ 6.06
Ending value (after expenses)	$ 1,053.90	$ 1,053.50
Annualized expense ratio (%)	.94	1.19
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.10	$ 6.32
Ending value (after expenses)	$ 976.00	$ 974.60
Annualized expense ratio (%)	1.04	1.29
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 6.64	$ 7.80
Ending value (after expenses)	$ 886.00	$ 884.50
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 3.96	$ 5.19
Ending value (after expenses)	$ 994.70	$ 993.50
Annualized expense ratio (%)	.80	1.05
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.12	$ 6.40
Ending value (after expenses)	$ 928.30	$ 926.60
Annualized expense ratio (%)	1.07	1.34
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.26	$ 2.56
Ending value (after expenses)	$ 1,029.00	$ 1,028.30
Annualized expense ratio (%)	.25	.51

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.06	$ 5.31
Ending value (after expenses)	$ 1,020.78	$ 1,019.54
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.61	$ 4.01
Ending value (after expenses)	$ 1,022.22	$ 1,020.83
Annualized expense ratio (%)	.52	.80
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.06	$ 4.31
Ending value (after expenses)	$ 1,021.77	$ 1,020.53
Annualized expense ratio (%)	.61	.86
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.01	$ 5.26
Ending value (after expenses)	$ 1,020.83	$ 1,019.59
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.51	$ 5.76
Ending value (after expenses)	$ 1,020.33	$ 1,019.09
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.16	$ 6.41
Ending value (after expenses)	$ 1,019.69	$ 1,018.45
Annualized expense ratio (%)	1.03	1.28

The Funds 31

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.31	$ 5.61
Ending value (after expenses)	$ 1,020.53	$ 1,019.24
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.71	$ 5.96
Ending value (after expenses)	$ 1,020.13	$ 1,018.89
Annualized expense ratio (%)	.94	1.19
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.21	$ 6.46
Ending value (after expenses)	$ 1,019.64	$ 1,018.40
Annualized expense ratio (%)	1.04	1.29
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.10	$ 8.35
Ending value (after expenses)	$ 1,017.75	1,016.51
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 4.01	$ 5.26
Ending value (after expenses)	$ 1,020.83	$ 1,019.59
Annualized expense ratio (%)	.80	1.05
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.36	$ 6.71
Ending value (after expenses)	$ 1,019.49	$ 1,018.15
Annualized expense ratio (%)	1.07	1.34
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.25	$ 2.56
Ending value (after expenses)	$ 1,023.55	$ 1,022.27
Annualized expense ratio (%)	.25	.51

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Large Cap Stock Fund
Common Stocks—99.9%	Shares		Value ($)		Shares		Value ($)
Banks—4.5%				Energy (continued)
Bank of America	451,360		7,136,002	EOG Resources	41,460		3,719,791
Citigroup	24,690		1,294,250	Exxon Mobil	143,565		12,711,245
JPMorgan Chase & Co.	102,071		6,254,911	Marathon Petroleum	50,165		5,267,325
Wells Fargo & Co.	113,055		6,194,283	National Oilwell Varco	62,480		3,395,788
			20,879,446	Phillips 66	9,300		729,678
Capital Goods—5.6%				Schlumberger	10,505		884,101
Caterpillar	44,045		3,651,331	Tesoro	63,110		5,796,022
Emerson Electric	12,770		739,638	Valero Energy	73,830		4,554,573
General Dynamics	32,960		4,574,189				46,579,424
General Electric	142,606		3,706,330	Exchange-Traded Funds—.5%
Honeywell International	12,575		1,292,459	SPDR S&P 500 ETF Trust	10,195		2,147,679
Lockheed Martin	23,740		4,749,187	Food & Staples Retailing—3.4%
Rockwell Automation	14,830		1,735,703	CVS Health	73,140		7,597,052
SPX	25,040		2,231,815	Kroger	62,025		4,413,079
Textron	78,675		3,486,089	Wal-Mart Stores	49,505		4,154,955
			26,166,741				16,165,086
Commercial & Professional				Food, Beverage & Tobacco—5.7%
Services—.7%				Altria Group	123,280		6,939,431
IHS, Cl. A	26,500	[a]	3,114,545	Archer-Daniels-Midland	75,560		3,617,813
Consumer Durables & Apparel—.9%				Bunge	9,665		790,404
Electronic Arts	70,980	[a]	4,058,636	Mondelez International, Cl. A	58,440		2,158,481
Consumer Services—2.5%				Monster Beverage	29,960	[a]	4,227,955
Las Vegas Sands	47,745		2,716,691	PepsiCo	54,625		5,406,782
Royal Caribbean Cruises	57,655		4,405,995	Pilgrim's Pride	125,640	[b]	3,446,305
Wyndham Worldwide	50,130		4,585,892				26,587,171
			11,708,578	Health Care Equipment &
Diversified Financials—5.1%				Services—5.4%
Affiliated Managers Group	14,980	[a]	3,241,972	Abbott Laboratories	56,395		2,671,431
American Express	9,365		764,090	Aetna	9,520		947,716
Berkshire Hathaway, Cl. B	54,705	[a]	8,064,064	Anthem	40,010		5,859,465
Franklin Resources	66,420		3,575,389	Boston Scientific	275,325	[a]	4,652,993
Moody's	10,625		1,029,987	C.R. Bard	20,350		3,441,999
Navient	37,315		798,541	Cigna	18,095		2,200,895
T. Rowe Price Group	49,205		4,064,333	Edwards Lifesciences	27,965	[a]	3,719,904
Waddell & Reed Financial, Cl. A	45,625		2,256,612	Teleflex	15,890		1,933,654
			23,794,988				25,428,057
Energy—9.9%				Household & Personal Products—1.2%
Cameron International	79,410	[a]	3,738,623	Estee Lauder, Cl. A	53,410		4,415,405
Chevron	12,080		1,288,694	Procter & Gamble	16,415		1,397,409
ConocoPhillips	68,920		4,493,584				5,812,814

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance—1.3%				Retailing—4.1%
Prudential Financial	18,110		1,464,193	Bed Bath & Beyond	56,725	[a]	4,235,089
Travelers	41,750		4,485,620	Dollar General	19,365	[a]	1,406,286
			5,949,813	Home Depot	63,880		7,330,230
Materials—2.6%				Lowe's	83,050		6,153,174
Dow Chemical	35,125		1,729,555				19,124,779
LyondellBasell Industries, Cl. A	52,620		4,520,584	Semiconductors & Semiconductor
Timken	72,960		3,099,341	Equipment—1.5%
Westlake Chemical	42,980		2,869,345	Intel	64,940		2,159,255
			12,218,825	Micron Technology	154,253	[a]	4,730,940
Media—4.8%							6,890,195
Comcast, Cl. A	77,030		4,574,041	Software & Services—10.6%
Time Warner	41,000		3,356,260	Accenture, Cl. A	54,305		4,889,079
Twenty-First Century Fox, Cl. A	142,715		4,995,025	ANSYS	11,430	[a]	982,637
Viacom, Cl. B	14,600		1,021,124	DST Systems	8,615		915,688
Walt Disney	83,550		8,695,884	Facebook, Cl. A	85,475	[a]	6,749,961
			22,642,334	Google, Cl. A	9,335	[a]	5,252,151
Pharmaceuticals, Biotech &				Google, Cl. C	9,340	[a]	5,215,456
Life Sciences—11.1%				International Business Machines	36,430		5,899,474
AbbVie	71,835		4,346,018	Intuit	18,340		1,790,534
Allergan	5,980		1,391,785	Microsoft	114,633		5,026,657
Amgen	44,290		6,985,419	Oracle	40,770		1,786,541
Biogen Idec	6,710	[a]	2,748,349	VeriSign	60,580	[a]	3,878,332
Eli Lilly & Co.	11,390		799,236	Visa, Cl. A	27,430		7,442,033
Gilead Sciences	73,715	[a]	7,631,714				49,828,543
Johnson & Johnson	96,100		9,851,211	Technology Hardware &
Merck & Co.	99,840		5,844,634	Equipment—6.6%
Mettler-Toledo International	10,490	[a]	3,295,643	Apple	129,200		16,597,032
Pfizer	271,800		9,328,176	Corning	195,860		4,778,984
			52,222,185	Hewlett-Packard	143,515		5,000,063
Real Estate—3.1%				QUALCOMM	41,880		3,036,719
Corrections				SanDisk	22,160		1,771,249
Corporation of America	81,200	[c]	3,239,068				31,184,047
Host Hotels & Resorts	153,340	[c]	3,220,140	Telecommunication Services—3.8%
Public Storage	20,485	[c]	4,040,052	AT&T	223,684		7,730,519
Simon Property Group	4,710	[c]	896,596	CenturyLink	62,790		2,377,229
Taubman Centers	45,900	[c]	3,320,406	Verizon Communications	157,225		7,774,776
			14,716,262				17,882,524

34

BNY Mellon Large Cap Stock Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—.2%	Shares	Value ($)
Transportation—2.4%			Registered
Southwest Airlines	114,870	4,966,979	Investment Company;
Union Pacific	52,220	6,279,977	Dreyfus Institutional Cash
		11,246,956	Advantage Fund
			(cost $1,124,112)	1,124,112 [d]	1,124,112
Utilities—2.6%
Duke Energy	44,145	3,467,590	Total Investments
Entergy	50,590	4,022,411	(cost $377,386,213)	100.1%	469,641,685
NextEra Energy	45,215	4,677,944	Liabilities, Less Cash
		12,167,945	and Receivables	(.1%)	(614,425)
Total Common Stocks			Net Assets	100.0%	469,027,260
(cost $376,262,101)		468,517,573

ETF—Exchange-Traded Fund
a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's security on loan was $1,097,310 and the value of the collateral held by the fund was $1,124,112.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	11.1	Real Estate	3.1
Software & Services	10.6	Materials	2.6
Energy	9.9	Utilities	2.6
Technology Hardware & Equipment	6.6	Consumer Services	2.5
Food, Beverage & Tobacco	5.7	Transportation	2.4
Capital Goods	5.6	Semiconductors & Semiconductor Equipment	1.5
Health Care Equipment & Services	5.4	Insurance	1.3
Diversified Financials	5.1	Household & Personal Products	1.2
Media	4.8	Consumer Durables & Apparel	.9
Banks	4.5	Commercial & Professional Services	.7
Retailing	4.1	Exchange-Traded Funds	.5
Telecommunication Services	3.8	Money Market Investment	.2
Food & Staples Retailing	3.4		100.1

† Based on net assets.
See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—45.7%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.8%				Energy—4.0%
Harley-Davidson	25,090		1,594,971	Apache	4,049		266,586
Johnson Controls	26,874		1,365,468	EOG Resources	7,706		691,382
			2,960,439	Halliburton	31,541		1,354,371
Capital Goods—4.8%				Marathon Oil	39,550		1,101,863
Boeing	4,989		752,591	Occidental Petroleum	4,321		336,519
Donaldson	14,274		528,709	Schlumberger	6,396		538,287
Dover	17,965		1,294,378	Southwestern Energy	35,650	[a]	894,102
Eaton	22,135		1,571,806	Valero Energy	23,670		1,460,202
Emerson Electric	7,905		457,858				6,643,312
Fastenal	12,800		531,840	Food & Staples Retailing—1.0%
Flowserve	7,420		461,005	Costco Wholesale	7,560		1,111,018
Illinois Tool Works	10,720		1,059,779	Wal-Mart Stores	6,571		551,504
MSC Industrial Direct, Cl. A	5,441		397,139				1,662,522
Precision Castparts	2,669		577,305	Food, Beverage &
W.W. Grainger	1,022		242,122	Tobacco—1.2%
			7,874,532	Coca-Cola	6,830		295,739
Consumer Durables & Apparel—.7%				PepsiCo	16,015		1,585,165
DSW, Cl. A	16,370		616,985				1,880,904
NIKE, Cl. B	6,163		598,551	Health Care Equipment &
			1,215,536	Services—2.0%
Consumer Services—1.7%				C.R. Bard	4,319		730,516
McDonald's	4,844		479,072	Intuitive Surgical	672	[a]	336,000
Panera Bread, Cl. A	1,359	[a]	219,383	ResMed	15,450		994,362
Starbucks	6,801		635,791	Stryker	7,282		689,970
Yum! Brands	17,620		1,429,158	Varian Medical Systems	6,131	[a]	569,999
			2,763,404				3,320,847
Diversified Financials—3.2%				Household &
				Personal Products—1.2%
Capital One Financial	20,195		1,589,548
				Colgate-Palmolive	8,611		609,831
Intercontinental Exchange	8,754		2,060,341
				Procter & Gamble	16,295		1,387,193
Invesco	41,358		1,665,487
							1,997,024
			5,315,376

36

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance—.9%				Semiconductors & Semiconductor
Aflac	23,250		1,447,312	Equipment (continued)
Materials—1.7%				Lam Research	18,800		1,550,248
Dow Chemical	22,000		1,083,280				3,913,770
FMC	7,535		477,794	Software & Services—8.0%
Monsanto	5,804		698,976	Adobe Systems	7,807	[a]	617,534
Praxair	3,728		476,811	Automatic Data Processing	7,375		655,195
			2,736,861	Cognizant Technology Solutions, Cl. A	9,820	[a]	613,603
Media—1.9%				Google, Cl. A	688	[a]	387,089
Comcast, Cl. A	27,155		1,612,464	Google, Cl. C	688	[a]	384,179
Time Warner	18,515		1,515,638	Jack Henry & Associates	9,950		651,725
			3,128,102	LinkedIn, Cl. A	9,400	[a]	2,511,680
Pharmaceuticals, Biotech &				MasterCard, Cl. A	9,815		884,626
Life Sciences—6.3%				Microsoft	12,909		566,060
AbbVie	31,050		1,878,525	Oracle	14,176		621,192
Biogen Idec	1,632	[a]	668,451	Paychex	12,861		640,928
Celgene	19,066	[a]	2,317,091	salesforce.com	30,135	[a]	2,090,766
Gilead Sciences	5,500	[a]	569,415	ServiceNow	29,100	[a]	2,219,166
Johnson & Johnson	5,810		595,583	Teradata	8,540	[a]	380,201
Mallinckrodt	20,330	[a]	2,372,918				13,223,944
Merck & Co.	29,520		1,728,101	Technology Hardware & Equipment—1.2%
Mettler-Toledo				Amphenol, Cl. A	15,008		847,352
International	1,040	[a]	326,737	Cisco Systems	22,478		663,326
			10,456,821	QUALCOMM	6,557		475,448
Retailing—1.0%							1,986,126
The TJX Companies	13,136		901,655	Transportation—.7%
Tractor Supply	4,259		375,303	C.H. Robinson Worldwide	6,863		509,921
Urban Outfitters	10,335	[a]	402,652	Expeditors International
			1,679,610	of Washington	12,640		610,512
Semiconductors & Semiconductor							1,120,433
Equipment—2.4%				Total Common Stocks
Avago Technologies	18,520		2,363,522	(cost $52,856,453)			75,326,875

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)

Other Investment—53.9%	Shares		Value ($)		Shares	Value ($)
Registered Investment				Registered Investment
Companies:				Companies (continued):
BNY Mellon Income				Dreyfus Strategic Value Fund, Cl. Y	715,863 [b]	29,314,598
Stock Fund, Cl. M	2,475,534	[b]	22,997,713	Total Other Investment
Dreyfus				(cost $76,937,179)		88,919,869
Institutional
Preferred Plus				Total Investments (cost $129,793,632)	99.6%	164,246,744
Money Market Fund	409,546	[c]	409,546	Cash and Receivables (Net)	.4%	648,660
Dreyfus Research
Growth Fund, Cl. Y	2,482,717	[b]	36,198,012	Net Assets	100.0%	164,895,404

a Non-income producing security.
b Investment in affiliated mutual fund.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	53.7	Materials	1.7
Software & Services	8.0	Food, Beverage & Tobacco	1.2
Pharmaceuticals, Biotech & Life Sciences	6.3	Household & Personal Products	1.2
Capital Goods	4.8	Technology Hardware & Equipment	1.2
Energy	4.0	Food & Staples Retailing	1.0
Diversified Financials	3.2	Retailing	1.0
Semiconductors & Semiconductor Equipment	2.4	Insurance	.9
Health Care Equipment & Services	2.0	Consumer Durables & Apparel	.7
Media	1.9	Transportation	.7
Automobiles & Components	1.8	Money Market Investment	.2
Consumer Services	1.7		99.6

† Based on net assets.
See notes to financial statements.

38

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—63.3%	Shares	value ($)		Shares		Value ($)
Automobiles & Components—1.3%			Capital Goods (continued)
BorgWarner	1,040	63,918	Northrop Grumman	1,406		232,988
Delphi Automotive	655	51,640	PACCAR	4,027		257,929
Ford Motor	30,623	500,380	Parker Hannifin	612		75,086
General Motors	3,805	141,965	Precision Castparts	4,557		985,679
Harley-Davidson	44,339	2,818,630	Raytheon	5,885		640,111
Johnson Controls	54,989	2,793,991	Rockwell Collins	5,348		476,400
		6,370,524	Stanley Black & Decker	653		64,216
Banks—2.3%			United Technologies	7,861		958,335
Bank of America	121,854	1,926,512	W.W. Grainger	1,927		456,526
BB&T	11,947	454,583	Xylem	2,698		96,319
Citigroup	27,200	1,425,824				25,547,706
Fifth Third Bancorp	6,614	128,047	Commercial & Professional
JPMorgan Chase & Co.	41,574	2,547,655	Services—.2%
M&T Bank	1,690	204,490	Robert Half International	7,900		489,484
PNC Financial Services Group	8,936	821,755	Tyco International	5,399		227,946
SunTrust Banks	1,700	69,700	Waste Management	9,074		494,352
U.S. Bancorp	15,577	694,890				1,211,782
Wells Fargo & Co.	50,632	2,774,127	Consumer Durables & Apparel—.9%
		11,047,583	DSW, Cl. A	22,420		845,010
Capital Goods—5.3%			Leggett & Platt	9,855		443,968
3M	8,489	1,431,670	Lennar, Cl. A	8,785		441,095
Allegion	2,996	172,959	NIKE, Cl. B	19,834		1,926,278
Boeing	16,446	2,480,879	PulteGroup	6,040		136,262
Caterpillar	3,675	304,657	VF	5,240		401,698
Cummins	1,926	273,935				4,194,311
Danaher	4,112	358,895	Consumer Services—1.6%
Deere & Co.	861	78,007	Carnival	2,398		105,488
Donaldson	19,560	724,502	Chipotle Mexican Grill	620	[a]	412,281
Dover	33,269	2,397,031	McDonald's	15,311		1,514,258
Eaton	43,406	3,082,260	Panera Bread, Cl. A	1,868	[a]	301,551
Emerson Electric	18,715	1,083,973	Starbucks	19,494		1,822,397
Fastenal	17,530	728,371	Starwood Hotels & Resorts Worldwide	3,160	[b]	253,843
Flowserve	15,140	940,648	Wyndham Worldwide	5,110		467,463
General Dynamics	2,581	358,191	Yum! Brands	32,742		2,655,704
General Electric	87,870	2,283,741				7,532,985
Honeywell International	11,461	1,177,962	Diversified Financials—3.8%
Illinois Tool Works	18,950	1,873,397	American Express	7,769		633,873
Ingersoll-Rand	7,570	508,628	Ameriprise Financial	3,382		451,937
Lockheed Martin	2,500	500,125	Berkshire Hathaway, Cl. B	19,082	[a]	2,812,878
MSC Industrial Direct, Cl. A	7,457	544,286	BlackRock	863		320,535

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials (continued)				Energy (continued)
Capital One Financial	41,318		3,252,140	ONEOK	1,895		83,873
Charles Schwab	12,266		359,884	Phillips 66	9,543		748,744
CME Group	5,075		486,845	Pioneer Natural Resources	585		89,224
Discover Financial Services	5,797		353,501	QEP Resources	2,325		49,941
Franklin Resources	1,040		55,983	Range Resources	460		22,788
Goldman Sachs Group	3,469		658,382	Schlumberger	21,127		1,778,048
H&R Block	6,930		236,660	Southwestern Energy	62,330	[a]	1,563,236
Intercontinental Exchange	15,589		3,669,027	Spectra Energy	7,787		276,361
Invesco	76,805		3,092,937	Tesoro	2,130		195,619
Legg Mason	6,695		383,423	Transocean	20,100		324,213
McGraw-Hill Financial	2,118		218,366	Valero Energy	45,958		2,835,149
Moody's	720		69,797	Williams	12,569		616,384
Morgan Stanley	9,425		337,321				25,994,659
State Street	8,606		640,717	Food & Staples Retailing—1.6%
T. Rowe Price Group	581		47,991	Costco Wholesale	16,153		2,373,845
			18,082,197	CVS Health	16,450		1,708,661
Energy—5.4%				Kroger	7,546		536,898
Anadarko Petroleum	2,121		178,652	Sysco	6,600		257,334
Apache	7,654		503,939	Wal-Mart Stores	23,944		2,009,620
Baker Hughes	4,240		265,042	Walgreens Boots Alliance	10,617		882,060
Cabot Oil & Gas	1,160		33,640				7,768,418
Chevron	15,989		1,705,707	Food, Beverage & Tobacco—2.7%
ConocoPhillips	10,286		670,647	Altria Group	16,814		946,460
CONSOL Energy	1,660		53,452	Archer-Daniels-Midland	8,255		395,249
Denbury Resources	15,910		133,644	Coca-Cola	45,840		1,984,872
Devon Energy	6,280		386,785	ConAgra Foods	960		33,581
Diamond Offshore Drilling	3,335		101,484	Constellation Brands, Cl. A	5,020	[a]	575,894
Ensco, Cl. A	8,120		198,696	General Mills	6,450		346,945
EOG Resources	23,272		2,087,964	Hershey	1,951		202,475
EQT	1,940		154,831	Kraft Foods Group	6,351		406,845
Exxon Mobil	39,454		3,493,257	Lorillard	7,270		497,413
Halliburton	62,408		2,679,800	McCormick & Co.	3,462		260,966
Helmerich & Payne	1,965		131,773	Mead Johnson Nutrition	2,347		245,872
Hess	3,680		276,294	Molson Coors Brewing, Cl. B	6,350		481,902
Kinder Morgan	8,072		331,033	Mondelez International, Cl. A	26,375		974,161
Marathon Oil	72,767		2,027,289	Monster Beverage	755	[a]	106,546
Marathon Petroleum	4,888		513,240	PepsiCo	41,511		4,108,759
Newfield Exploration	8,210	[a]	271,176	Philip Morris International	11,419		947,320
Noble	11,255		187,283	Reynolds American	3,410		257,864
Noble Energy	846		39,957	Tyson Foods, Cl. A	1,390		57,421
Occidental Petroleum	12,654		985,494				12,830,545

40

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Insurance (continued)
Services—2.8%				Cincinnati Financial	6,710		354,020
Abbott Laboratories	12,063		571,424	Hartford Financial
Aetna	3,693		367,638	Services Group	11,110		455,066
AmerisourceBergen	2,496		256,489	Lincoln National	3,356		193,440
Anthem	2,774		406,252	Marsh & McLennan	8,816		501,542
Baxter International	4,425		305,989	MetLife	14,502		737,137
Becton Dickinson & Co.	3,380		495,914	Prudential Financial	1,846		149,249
Boston Scientific	21,064	[a]	355,982	Travelers	5,461		586,730
C.R. Bard	8,604		1,455,281				7,818,600
Cardinal Health	1,135		99,869	Materials—2.0%
Cerner	700	[a]	50,442	Air Products & Chemicals	3,778		589,897
Cigna	2,998		364,647	Allegheny Technologies	6,005		202,128
DENTSPLY International	3,680		195,077	Dow Chemical	45,991		2,264,597
Express Scripts Holding	7,208	[a]	611,166	E.I. du Pont de Nemours & Co.	9,581		745,881
Humana	2,671		439,059	Ecolab	2,995		346,042
Intuitive Surgical	1,610	[a]	805,000	FMC	10,330		655,025
Laboratory Corporation of				International Paper	1,354		76,379
America Holdings	2,331	[a]	286,783	LyondellBasell Industries, Cl. A	3,425		294,242
McKesson	2,759		630,983	Monsanto	12,071		1,453,711
Medtronic	9,576		742,978	Newmont Mining	7,400		194,842
ResMed	21,187		1,363,595	Nucor	3,300		155,199
St. Jude Medical	2,716		181,103	PPG Industries	2,913		685,662
Stryker	10,961		1,038,555	Praxair	6,922		885,324
Tenet Healthcare	2,170	[a]	100,471	Sherwin-Williams	1,290		367,908
UnitedHealth Group	13,932		1,583,093	Sigma-Aldrich	2,551		352,191
Varian Medical Systems	8,399	[a]	780,855	Vulcan Materials	4,154		344,782
			13,488,645				9,613,810
Household & Personal Products—1.4%				Media—2.6%
Clorox	2,630		285,723	CBS, Cl. B	3,064		181,082
Colgate-Palmolive	22,053		1,561,793	Comcast, Cl. A	70,996		4,215,742
Estee Lauder, Cl. A	1,095		90,524	DIRECTV	7,322	[a]	648,729
Kimberly-Clark	4,350		477,021	Discovery Communications, Cl. A	1,955	[a]	63,147
Procter & Gamble	52,696		4,486,010	Discovery Communications, Cl. C	1,955	[a]	59,647
			6,901,071	News Corp., Cl. A	5,696	[a]	98,398
Insurance—1.6%				Omnicom Group	820		65,223
ACE	2,214		252,418	Time Warner	39,092		3,200,071
Aflac	39,330		2,448,293	Time Warner Cable	3,688		568,136
Allstate	7,240		511,144	Twenty-First Century Fox, Cl. A	21,996		769,860
American International Group	16,360		905,199	Viacom, Cl. B	2,793		195,342
Aon	6,506		652,942	Walt Disney	21,118		2,197,961
Chubb	711		71,420				12,263,338

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Pharmaceuticals, Biotech &				Real Estate (continued)
Life Sciences—7.2%				Weyerhaeuser	5,510	[b]	193,456
AbbVie	63,148		3,820,454				4,819,591
Actavis	1,330	[a]	387,509	Retailing—2.4%
Agilent Technologies	6,475		273,310	Amazon.com	3,944	[a]	1,499,351
Alexion Pharmaceuticals	1,150	[a]	207,426	Bed Bath & Beyond	568	[a]	42,407
Allergan	4,019		935,382	Dollar Tree	5,430	[a]	432,662
Amgen	9,855		1,554,331	eBay	4,697	[a]	272,003
Biogen Idec	5,412	[a]	2,216,701	Family Dollar Stores	2,595		204,330
Bristol-Myers Squibb	17,472		1,064,394	Genuine Parts	3,594		345,312
Celgene	37,616	[a]	4,571,472	Home Depot	18,754		2,152,022
Eli Lilly & Co.	9,816		688,789	L Brands	2,529		232,314
Gilead Sciences	25,343	[a]	2,623,761	Lowe's	12,612		934,423
Johnson & Johnson	41,491		4,253,242	Macy's	7,099		452,348
Mallinckrodt	31,900	[a]	3,723,368	Netflix	462	[a]	219,408
Merck & Co.	82,916		4,853,903	O'Reilly Automotive	1,734	[a]	360,897
Mettler-Toledo International	1,425	[a]	447,692	Priceline Group	538	[a]	665,764
Pfizer	69,348		2,380,023	Ross Stores	2,294		242,728
Regeneron Pharmaceuticals	252	[a]	104,288	Target	2,070		159,038
Thermo Fisher Scientific	5,530		718,900	The TJX Companies	30,222		2,074,438
			34,824,945	Tractor Supply	5,836		514,268
Real Estate—1.0%				Urban Outfitters	14,990	[a]	584,010
American Tower	2,360	[b]	233,970				11,387,723
AvalonBay Communities	3,329	[b]	560,404	Semiconductors & Semiconductor
CBRE Group, Cl. A	9,650	[a]	330,609	Equipment—2.2%
Crown Castle International	2,870		247,710	Analog Devices	1,503		87,986
Equity Residential	7,217	[b]	555,926	Applied Materials	11,620		291,081
General Growth Properties	10,720	[b]	310,987	Avago Technologies	28,870		3,684,389
HCP	7,720	[b]	327,019	Intel	61,832		2,055,914
Host Hotels & Resorts	15,323	[b]	321,783	Lam Research	36,140		2,980,104
Iron Mountain	2,203		80,960	Micron Technology	3,860	[a]	118,386
Kimco Realty	16,900	[b]	444,132	NVIDIA	21,230		468,334
Macerich	5,895	[b]	493,117	Texas Instruments	13,759		809,029
Prologis	1,560	[b]	66,628	Xilinx	1,834		77,707
Simon Property Group	2,307	[b]	439,161				10,572,930
Ventas	2,870	[b]	213,729

42

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Software & Services—7.9%				Technology Hardware &
Accenture, Cl. A	5,925		533,428	Equipment (continued)
Adobe Systems	17,922	[a]	1,417,630	Seagate Technology	6,510		397,891
Autodesk	8,005	[a]	514,241	Teradata	13,772	[a,c]	613,129
Automatic Data Processing	15,932		1,415,399	Western Digital	3,310		354,104
Cognizant Technology Solutions, Cl. A	18,642	[a]	1,164,845				18,036,122
Facebook, Cl. A	15,070	[a]	1,190,078	Telecommunication Services—.9%
Fiserv	4,612	[a]	360,059	AT&T	42,430		1,466,381
Google, Cl. A	4,099	[a]	2,306,220	Frontier Communications	58,645		467,987
Google, Cl. C	4,099	[a]	2,288,882	TE Connectivity	1,445		104,228
International Business Machines	7,077		1,146,049	Verizon Communications	43,650		2,158,492
Intuit	2,117		206,683				4,197,088
Jack Henry & Associates	13,650		894,075	Transportation—1.2%
LinkedIn, Cl. A	14,720	[a]	3,933,184	C.H. Robinson Worldwide	9,405		698,792
MasterCard, Cl. A	22,083		1,990,341	CSX	14,548		499,142
Microsoft	96,888		4,248,539	Delta Air Lines	3,995		177,857
Oracle	52,045		2,280,612	Expeditors International of Washington	17,320		836,556
Paychex	26,464		1,318,833	FedEx	2,998		530,586
salesforce.com	57,563	[a]	3,993,721	Norfolk Southern	4,842		528,553
ServiceNow	45,600	[a]	3,477,456	Ryder System	1,665		156,493
Visa, Cl. A	6,675		1,810,994	Southwest Airlines	19,165		828,695
Western Union	11,942		233,108	Union Pacific	7,746		931,534
Xerox	30,800		420,420	United Parcel Service, Cl. B	5,163		525,232
Yahoo!	17,792	[a]	787,830				5,713,440
			37,932,627	Utilities—1.2%
Technology Hardware &				AGL Resources	1,600		78,576
Equipment—3.8%				American Electric Power	2,915		167,846
Amphenol, Cl. A	24,474		1,381,802	CenterPoint Energy	4,780		99,376
Apple	68,607		8,813,255	CMS Energy	10,336		363,104
Cisco Systems	80,742		2,382,696	Dominion Resources	4,433		319,575
Corning	20,990		512,156	DTE Energy	660		54,140
EMC	7,797		225,645	Duke Energy	5,131		403,040
Hewlett-Packard	23,338		813,096	Eversource Energy	9,415		487,226
Motorola Solutions	768		52,178	Exelon	17,435		591,395
QUALCOMM	30,826		2,235,193	Integrys Energy Group	5,435		406,158
SanDisk	3,190		254,977	NextEra Energy	5,805		600,585

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment (continued)	Shares		Value ($)
Utilities (continued)				Registered Investment
NiSource	10,190		437,253	Companies (continued);
NRG Energy	3,490		83,690	Dreyfus Research
PG&E	775		41,641	Growth Fund, Cl. Y	4,506,856	[d]	65,709,967
Pinnacle West Capital	1,425		91,314	Dreyfus Strategic
				Value Fund, Cl. Y	1,325,514	[d]	54,279,810
PPL	1,380		47,058
				Total Other Investment
SCANA	4,035		229,793	(cost $154,019,485)			175,431,287
Sempra Energy	5,285		571,837
Southern	3,068		140,484	Investment of Cash Collateral
Xcel Energy	14,385		507,503	for Securities Loaned—.0%
			5,721,594	Registered
Total Common Stocks				Investment Company;
(cost $201,560,667)			303,872,234	Dreyfus Institutional Cash
				Advantage Fund
				(cost $207,641)	207,641	[e]	207,641
Other Investment—36.5%
Registered Investment Companies;				Total Investments
				(cost $355,787,793)	99.8%		479,511,162
BNY Mellon Income
Stock Fund, Cl. M	5,742,127	[d]	53,344,359	Cash and Receivables (Net)	.2%		790,119
Dreyfus Institutional Preferred				Net Assets	100.0%		480,301,281
Plus Money Market Fund	2,097,151	[e]	2,097,151

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $205,994 and the value of the collateral held by the fund was $207,641.
[d] Investment in affiliated mutual fund.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	36.1	Consumer Services	1.6
Software & Services	7.9	Food & Staples Retailing	1.6
Pharmaceuticals, Biotech & Life Sciences	7.2	Insurance	1.6
Energy	5.4	Household & Personal Products	1.4
Capital Goods	5.3	Automobiles & Components	1.3
Diversified Financials	3.8	Transportation	1.2
Technology Hardware & Equipment	3.8	Utilities	1.2
Health Care Equipment & Services	2.8	Real Estate	1.0
Food, Beverage & Tobacco	2.7	Consumer Durables & Apparel	.9
Media	2.6	Telecommunication Services	.9
Retailing	2.4	Money Market Investments	.4
Banks	2.3	Commercial & Professional Services	.2
Semiconductors & Semiconductor Equipment	2.2
Materials	2.0		99.8

† Based on net assets.
See notes to financial statements.

44

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—95.1%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.0%			Health Care Equipment &
General Motors	342,690	12,785,764	Services (continued)
Banks—16.4%			UnitedHealth Group	134,758	15,312,552
HSBC Holdings, ADR	390,640	17,430,357			36,194,779
JPMorgan Chase & Co.	828,835	50,791,009	Insurance—1.0%
People's United Financial	852,212	12,893,968	Prudential Financial	156,539	12,656,178
PNC Financial Services Group	395,312	36,352,891	Materials—6.1%
Regions Financial	1,169,585	11,239,712	Dow Chemical	298,908	14,718,230
U.S. Bancorp	700,291	31,239,982	International Paper	278,187	15,692,529
Wells Fargo & Co.	863,069	47,287,551	Martin Marietta Materials	154,235	21,952,267
		207,235,470	Potash Corp of Saskatchewan	691,426	24,822,193
Capital Goods—7.4%					77,185,219
General Electric	419,582	10,904,936	Media—7.6%
Honeywell International	246,783	25,364,357	Cinemark Holdings	499,332	20,332,799
Lockheed Martin	99,002	19,805,350	Omnicom Group	472,808	37,607,148
United Technologies	313,612	38,232,439	Regal Entertainment Group, Cl. A	1,089,081	25,745,875
		94,307,082	Time Warner	148,228	12,133,944
Consumer Services—1.6%					95,819,766
			Pharmaceuticals, Biotech &
Carnival	475,058	20,897,801
			Life Sciences—6.6%
Diversified Financials—1.9%
			Eli Lilly & Co.	211,660	14,852,182
Invesco	610,941	24,602,594
			Merck & Co.	306,180	17,923,777
Energy—9.2%
			Pfizer	1,469,854	50,445,389
Occidental Petroleum	773,608	60,248,591
					83,221,348
Phillips 66	296,520	23,264,959
			Retailing—1.1%
Schlumberger	146,511	12,330,366
			Kohl's	192,291	14,191,076
Valero Energy	344,924	21,278,362	Semiconductors & Semiconductor
		117,122,278	Equipment—4.8%
Food, Beverage & Tobacco—10.2%			Microchip Technology	811,364	41,598,632
Coca-Cola Enterprises	558,111	25,784,728	Texas Instruments	323,579	19,026,445
ConAgra Foods	546,206	19,106,286			60,625,077
Molson Coors Brewing, Cl. B	173,346	13,155,228	Software & Services—2.1%
PepsiCo	514,012	50,876,908	Paychex	530,857	26,455,259
Philip Morris International	252,166	20,919,691	Technology Hardware &
		129,842,841	Equipment—7.5%
Health Care Equipment &			Apple	268,507	34,492,409
Services—2.9%			Cisco Systems	2,045,876	60,373,801
Cardinal Health	237,325	20,882,227			94,866,210

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—3.0%	Shares		Value ($)
Telecommunication Services—3.4%				Registered Investment Company;
Windstream Holdings	5,434,612	[a]	42,879,089	Dreyfus Institutional Preferred
Utilities—4.3%				Plus Money Market Fund
Exelon	340,814		11,560,411	(cost $37,405,120)	37,405,120	[b]	37,405,120
NRG Yield, Cl. A	553,094		28,379,253	Investment of Cash Collateral
TerraForm Power, Cl. A	405,144		14,070,651	for Securities Loaned—.5%
			54,010,315	Registered Investment Company;
Total Common Stocks				Dreyfus Institutional Cash
(cost $973,679,985)	1,204,898,146			Advantage Fund
				(cost $5,678,669)	5,678,669	[b]	5,678,669
Preferred Stocks—.9%
				Total Investments
Utilities				(cost $1,027,830,571)	99.5%	1,259,835,417
Nextera Energy,
				Cash and Receivables (Net)	.5%		6,822,768
Conv., Cum., $2.90
(cost $11,066,797)	207,810		11,853,482	Net Assets	100.0%	1,266,658,185

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's security on loan was $5,635,811 and the value of the collateral held by the fund was $5,678,669.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	16.4	Money Market Investments	3.5
Food, Beverage & Tobacco	10.2	Telecommunication Services	3.4
Energy	9.2	Health Care Equipment & Services	2.9
Media	7.6	Software & Services	2.1
Technology Hardware & Equipment	7.5	Diversified Financials	1.9
Capital Goods	7.4	Consumer Services	1.6
Pharmaceuticals, Biotech & Life Sciences	6.6	Retailing	1.1
Materials	6.1	Automobiles & Components	1.0
Utilities	5.2	Insurance	1.0
Semiconductors & Semiconductor Equipment	4.8		99.5

† Based on net assets.
See notes to financial statements.

46

STATEMENT OF OPTIONS WRITTEN

Fenruary 28, 2015 (Unaudited)

	Number of
	Contracts	Value ($)
Call Options:
Apple,
March 2015 @ $130	507	(137,904)
International Paper,
April 2015 @ $60	556	(30,580)
Total Options Written
(premiums received $69,405)		(168,484)
See notes to financial statements.

The Funds 47

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—98.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.7%				Capital Goods (continued)
BorgWarner	22,400		1,376,704	Allegion	14,096		813,762
Gentex	390,898		6,887,623	AMETEK	156,934		8,339,473
Goodyear Tire & Rubber	30,015		802,301	B/E Aerospace	115,286		7,325,272
Harley-Davidson	49,849		3,168,901	Beacon Roofing Supply	86,961	[a]	2,610,569
Lear	130,849		14,252,073	Carlisle	110,370		10,272,136
Tenneco	49,066	[a]	2,857,604	Chicago Bridge & Iron Co.	19,593	[b]	904,413
Tesla Motors	9,060	[a,b]	1,842,260	Curtiss-Wright	29,637		2,151,053
Thor Industries	9,550		588,853	Donaldson	32,690		1,210,838
TRW Automotive Holdings	36,595	[a]	3,814,663	Dover	72,389		5,215,627
Visteon	7,915	[a]	795,695	Exelis	65,121		1,575,928
			36,386,677	Fastenal	96,323		4,002,221
Banks—3.7%				Flowserve	21,667		1,346,171
BB&T	148,521		5,651,224	Fluor	30,762		1,784,196
BOK Financial	14,415	[b]	850,485	Fortune Brands Home & Security	25,075		1,161,474
CIT Group	23,265		1,076,006	Generac Holdings	48,346	[a,b]	2,382,974
City National	11,695		1,056,877	Graco	53,710		4,070,144
Comerica	248,981		11,398,350	Hubbell, Cl. B	9,344		1,063,347
Cullen/Frost Bankers	16,635		1,127,853	Huntington Ingalls Industries	44,920		6,348,544
East West Bancorp	214,622		8,574,149	IDEX	109,196		8,436,483
Fifth Third Bancorp	499,494		9,670,204	Ingersoll-Rand	186,240		12,513,466
First Horizon National	75,825		1,083,539	KBR	7,200		117,288
First Niagara Financial Group	103,040		912,934	KLX	9,995	[a]	399,200
Fulton Financial	60,985		737,919	L-3 Communications Holdings	9,190		1,189,462
Hudson City Bancorp	80,230		783,045	Lincoln Electric Holdings	14,115		974,500
Huntington Bancshares	376,892		4,123,198	Masco	197,573		5,174,437
KeyCorp	50,960		709,873	Middleby	48,934	[a]	5,216,854
M&T Bank	11,460		1,386,660	MSC Industrial Direct, Cl. A	11,065	[b]	807,634
New York Community Bancorp	66,095		1,097,838	Navistar International	14,995	[a,b]	436,504
People's United Financial	59,805		904,850	Nordson	12,295		945,854
Popular	22,970	[a]	792,695	Owens Corning	19,870		788,044
Regions Financial	129,005		1,239,738	PACCAR	137,665		8,817,443
Signature Bank	43,804	[a]	5,403,223	Pall	35,516		3,580,368
SunTrust Banks	298,608		12,242,928	Parker Hannifin	125,483		15,395,509
SVB Financial Group	59,167	[a]	7,271,624	Pentair	16,600		1,103,402
TCF Financial	44,460		697,577	Quanta Services	40,945	[a]	1,178,397
Zions Bancorporation	50,215		1,342,498	Regal-Beloit	157,340		12,263,080
			80,135,287	Rockwell Automation	12,470		1,459,489
Capital Goods—9.2%				Rockwell Collins	16,865		1,502,334
A.O. Smith	106,464		6,710,426	Roper Industries	35,026		5,869,307
Acuity Brands	4,315		683,841	Sensata Technologies Holding	112,400	[a]	6,040,376
AECOM	30,625	[a]	920,587	Snap-on	5,810		855,406

48

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Consumer Durables &
SPX	10,250		913,583	Apparel (continued)
Stanley Black & Decker	32,532		3,199,197	Fossil Group	6,910	[a]	594,329
Terex	78,021		2,138,556	Garmin	13,695	[b]	679,683
Textron	28,715		1,272,362	Hanesbrands	12,860		1,640,164
Timken	64,402		2,735,797	Harman International Industries	7,090		978,349
TransDigm Group	8,200		1,778,252	Hasbro	14,850	[b]	925,378
Triumph Group	12,145		726,150	Jarden	142,649	[a]	7,570,382
United Rentals	15,670	[a]	1,458,250	Leggett & Platt	22,895		1,031,420
Veritiv	1,396		70,707	Lennar, Cl. A	10,685		536,494
W.W. Grainger	28,842		6,832,958	Michael Kors Holdings	20,100	[a]	1,354,941
WABCO Holdings	29,065	[a]	3,395,664	Mohawk Industries	2,425	[a]	447,049
Wabtec	66,073		6,269,667	Newell Rubbermaid	296,245		11,639,466
WESCO International	42,574	[a]	2,955,913	NVR	657	[a]	875,124
Xylem	31,260		1,115,982	Polaris Industries	67,009	[b]	10,274,490
			200,820,871	PulteGroup	32,930		742,901
Commercial & Professional				PVH	103,810		11,058,879
Services—2.5%				Ralph Lauren	33,338		4,580,975
ADT	24,705	[b]	968,930	Toll Brothers	36,860	[a]	1,412,107
Avery Dennison	52,137		2,791,936	Tupperware Brands	8,905		635,817
Cintas	17,045		1,422,917	Under Armour, Cl. A	82,832	[a]	6,378,892
Copart	101,061	[a]	3,781,703	VF	29,080		2,229,273
DeVry Education Group	15,410		563,235	Whirlpool	8,360		1,771,902
IHS, Cl. A	32,731	[a]	3,846,874				81,051,087
Manpowergroup	46,227		3,719,424	Consumer Services—1.3%
Pitney Bowes	32,640		756,269	Avis Budget Group	9,975	[a]	604,684
R.R. Donnelley & Sons	43,320		826,112	Brinker International	12,925		768,520
Republic Services	30,135		1,233,124	Chipotle Mexican Grill	9,077	[a]	6,035,933
Robert Half International	130,235		8,069,361	Darden Restaurants	18,090		1,157,760
Stericycle	32,235	[a]	4,350,758	Dunkin' Brands Group	16,555		775,767
Towers Watson & Co., Cl. A	98,209		12,914,484	Hyatt Hotels, Cl. A	12,175	[a]	737,075
Tyco International	29,135		1,230,080	International Game Technology	41,950		748,388
Verisk Analytics, Cl. A	79,828	[a]	5,732,449	Marriott International, Cl. A	12,620		1,048,722
Waste Connections	28,325		1,330,425	MGM Resorts International	53,770	[a]	1,168,422
			53,538,081	Panera Bread, Cl. A	55,602	[a,b]	8,975,831
Consumer Durables & Apparel—3.7%				Restaurant Brands International	12,820		567,029
Brunswick	58,346		3,164,687	Royal Caribbean Cruises	14,085		1,076,376
Carter's	40,728		3,615,424	Service Corporation International	33,880		841,918
Coach	2,000		87,100	Starwood Hotels & Resorts Worldwide	19,095	[c]	1,533,901
D.R. Horton	27,205		742,968	Wyndham Worldwide	13,715		1,254,648
Deckers Outdoor	42,029	[a,b]	3,120,233	Wynn Resorts	9,470		1,349,475
DSW, Cl. A	78,606		2,962,660				28,644,449

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials—9.8%				Energy (continued)
Affiliated Managers Group	29,949	[a]	6,481,562	FMC Technologies	3,385	[a]	135,163
Ameriprise Financial	22,405		2,993,980	Gulfport Energy	17,150	[a]	785,642
Blackstone Group	78,930		2,956,718	Helmerich & Payne	71,239		4,777,287
CBOE Holdings	81,782		4,909,373	HollyFrontier	25,495		1,121,525
Charles Schwab	103,466		3,035,692	Kosmos Energy	117,458	[a]	1,054,773
Discover Financial Services	257,736		15,716,741	Laredo Petroleum	43,095	[a,b]	514,123
Dun & Bradstreet	10,045		1,330,762	Marathon Petroleum	42,938		4,508,490
E*TRADE Financial	523,175	[a]	13,620,861	Murphy Oil	30,850		1,569,957
Equifax	158,452		14,794,663	Newfield Exploration	26,975	[a]	890,984
FNFV Group	95,660	[a]	1,424,377	Noble Energy	40,850		1,929,346
H&R Block	131,433		4,488,437	Oasis Petroleum	33,515	[a,b]	480,270
Intercontinental Exchange	78,285		18,425,158	Oceaneering International	68,629		3,742,339
Invesco	186,462		7,508,825	ONEOK	31,035		1,373,609
Legg Mason	20,500		1,174,035	Parsley Energy, Cl. A	82,895	[a]	1,234,307
Leucadia National	665,127		15,783,464	Peabody Energy	127,125	[b]	1,004,288
McGraw-Hill Financial	67,611		6,970,694	Pioneer Natural Resources	39,692		6,053,824
Moody's	37,738		3,658,322	QEP Resources	83,725		1,798,413
NASDAQ OMX Group	24,600		1,233,936	Range Resources	156,297		7,742,953
Navient	186,071		3,981,919	Rice Energy	54,793	[a]	1,072,847
Northern Trust	23,240		1,622,849	RPC	15,280		205,363
Principal Financial Group	32,450		1,660,467	SM Energy	11,320		549,246
Raymond James Financial	356,165		20,347,706	Southwestern Energy	1,525	[a]	38,247
SEI Investments	96,539		4,155,039	Superior Energy Services	52,585		1,176,852
SLM	1,357,682		12,857,249	Tesoro	174,428		16,019,468
State Street	38,961		2,900,646	Unit	3,245	[a]	99,102
T. Rowe Price Group	95,861		7,918,119	Western Refining	37,240		1,754,004
TD Ameritrade Holding	613,315		22,244,935	World Fuel Services	12,435		680,816
Voya Financial	236,400		10,446,516				82,654,767
			214,643,045	Exchange-Traded Funds—.8%
Energy—3.8%				iShares Russell
Atwood Oceanics	16,795		520,813	Mid-Cap Growth ETF	143,942	[b]	14,100,558
Cabot Oil & Gas	46,065		1,335,885	Standard & Poor's Depository
Cameron International	10,905	[a]	513,407	Receipts S&P MidCap
				400 ETF Trust	9,893		2,712,661
Cheniere Energy	25,200	[a]	2,031,876
							16,813,219
Chesapeake Energy	62,320		1,039,498
				Food & Staples Retailing—.8%
Cimarex Energy	13,740		1,507,003
				Kroger	56,145		3,994,717
Concho Resources	40,431	[a]	4,403,744
				Rite Aid	160,497	[a]	1,280,766
CONSOL Energy	33,130		1,066,786
				United Natural Foods	78,086	[a]	6,484,261
Dresser-Rand Group	7,850	[a]	638,911
				Whole Foods Market	115,688		6,535,215
Energen	59,477		3,844,593
							18,294,959
EQT	43,090		3,439,013

50

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Food, Beverage & Tobacco—2.5%				Health Care Equipment &
Brown-Forman, Cl. B	16,455		1,508,759	Services (continued)
Bunge	15,185		1,241,829	HCA Holdings	27,640	[a]	1,977,366
Campbell Soup	10,350		482,206	Health Net	13,950	[a]	800,033
Coca-Cola Enterprises	72,930		3,369,366	Henry Schein	13,260	[a]	1,857,063
ConAgra Foods	51,890		1,815,112	Hill-Rom Holdings	11,425		547,486
Constellation Brands, Cl. A	71,868	[a]	8,244,697	Hologic	23,175	[a]	750,407
Dr. Pepper Snapple Group	17,875		1,408,371	Humana	14,790		2,431,180
Hain Celestial Group	69,227	[a]	4,328,764	IDEXX Laboratories	22,342	[a]	3,503,896
Hershey	12,865		1,335,130	IMS Health Holdings	229,992	[a]	6,053,389
Ingredion	11,840		973,366	Intuitive Surgical	3,047	[a]	1,523,500
J.M. Smucker	37,616		4,339,006	Laboratory Corporation of
Keurig Green Mountain	13,310		1,698,090	America Holdings	31,274	[a]	3,847,640
Lorillard	74,736		5,113,437	McKesson	14,268		3,263,092
McCormick & Co.	21,745		1,639,138	MEDNAX	229,199	[a]	16,380,853
Mead Johnson Nutrition	18,485		1,936,489	Omnicare	91,806		7,045,192
Molson Coors Brewing, Cl. B	9,740		739,169	Quest Diagnostics	20,980		1,471,537
Monster Beverage	15,695	[a]	2,214,878	ResMed	19,720	[b]	1,269,179
Tyson Foods, Cl. A	97,836		4,041,605	Sirona Dental Systems	49,275	[a]	4,475,156
WhiteWave Foods	196,420	[a]	8,043,399	St. Jude Medical	65,225		4,349,203
			54,472,811	Teleflex	13,288		1,617,017
Health Care Equipment &				Tenet Healthcare	14,092	[a]	652,460
Services—8.2%				Universal Health Services, Cl. B	8,935		1,012,782
Alere	15,450	[a]	702,511	Varian Medical Systems	52,792	[a]	4,908,072
Align Technology	170,172	[a]	9,759,364	Zimmer Holdings	46,118		5,552,146
Allscripts Healthcare Solutions	40,940	[a]	491,485				180,116,169
AmerisourceBergen	106,821		10,976,926	Household & Personal Products—.8%
athenahealth	43,216	[a]	5,491,457	Church & Dwight	151,231		12,875,807
Boston Scientific	315,600	[a]	5,333,640	Clorox	9,330		1,013,611
Brookdale Senior Living	224,427	[a]	8,418,257	Energizer Holdings	7,565		1,012,424
C.R. Bard	28,781		4,868,018	Estee Lauder, Cl. A	28,355		2,344,108
Cardinal Health	71,365		6,279,406	Nu Skin Enterprises, Cl. A	9,805	[b]	531,235
CareFusion	81,948	[a]	4,923,436				17,777,185
Catamaran	396,489	[a]	19,804,625	Insurance—3.7%
Centene	10,600	[a]	651,476	Alleghany	9,040	[a]	4,271,762
Cerner	100,677	[a]	7,254,785	Allstate	84,028		5,932,377
Cigna	30,325		3,688,430	Aon	62,848		6,307,425
Community Health Systems	14,798	[a]	717,999	Arthur J. Gallagher & Co.	13,270		623,557
Cooper	64,539		10,582,460	Assurant	17,820		1,091,831
DaVita HealthCare Partners	36,351	[a]	2,711,785	Assured Guaranty	26,855		712,195
DENTSPLY International	16,585		879,171	Brown & Brown	78,423		2,520,515
Edwards Lifesciences	9,715	[a]	1,292,289	Cincinnati Financial	10,760		567,698

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance (continued)				Materials (continued)
Everest Re Group	8,895		1,578,240	Owens-Illinois	94,196	[a]	2,464,167
FNF Group	294,726		10,822,339	Packaging Corporation of America	44,846		3,715,940
Genworth Financial, Cl. A	91,415	[a]	708,466	Reliance Steel & Aluminum	11,640		663,596
Hartford Financial Services Group	178,005		7,291,085	Rock-Tenn, Cl. A	14,715		1,010,038
Lincoln National	33,965		1,957,743	Royal Gold	16,365		1,179,917
Loews	64,713		2,653,880	Sealed Air	29,615		1,395,755
Markel	1,324	[a]	986,963	Sherwin-Williams	6,370		1,816,724
Marsh & McLennan	114,158		6,494,449	Sigma-Aldrich	8,950		1,235,637
Old Republic International	54,025		819,019	Sonoco Products	26,130		1,223,668
PartnerRe	8,840		1,012,180	Steel Dynamics	43,675		795,759
Progressive	80,350		2,141,328	Tahoe Rescouces	18,575	[b]	259,307
Reinsurance Group of America	67,417		6,021,012	TimkenSteel	5,542		166,593
StanCorp Financial Group	12,820		848,171	Valspar	195,368		16,928,637
Symetra Financial	74,034		1,671,688	Vulcan Materials	107,819		8,948,977
Torchmark	76,595		4,078,684	W.R. Grace & Co.	11,035	[a]	1,094,120
Unum Group	48,185		1,617,089	Yamana Gold	1,347,174		5,752,433
Validus Holdings	19,190		799,072				109,530,164
W.R. Berkley	55,847		2,787,324	Media—2.1%
XL Group	103,708		3,754,230	AMC Networks, Cl. A	11,045	[a]	795,461
			80,070,322	CBS, Cl. B	135,253		7,993,452
Materials—5.0%				Charter Communications, Cl. A	7,085	[a]	1,279,551
Airgas	64,758		7,590,933	Cinemark Holdings	24,235		986,849
Alcoa	91,425		1,352,176	Discovery Communications, Cl. A	22,600	[a]	729,980
Allegheny Technologies	18,135		610,424	Discovery Communications, Cl. C	22,600	[a]	689,526
Ashland	9,965		1,271,733	DISH Network, Cl. A	19,320	[a]	1,449,773
Bemis	19,680		960,384	DreamWorks Animation SKG, Cl. A	24,890	[a,b]	532,895
Celanese, Ser. A	22,210		1,268,413	Gannett	35,435		1,254,399
CF Industries Holdings	4,468		1,368,236	IMAX	234,480	[a,b]	8,199,766
Crown Holdings	110,706	[a]	5,867,418	Interpublic Group of Companies	59,145		1,318,934
Cytec Industries	20,985		1,102,342	John Wiley & Sons, Cl. A	18,510		1,196,857
Eastman Chemical	15,640		1,164,554	Liberty Broadband, Cl. A	2,552	[a]	132,347
FMC	19,260		1,221,277	Liberty Broadband, Cl. C	5,105	[a]	265,766
Graphic Packaging Holding	452,724		6,831,605	Liberty Media, Cl. A	10,210	[a]	393,749
Huntsman	69,696		1,565,372	Liberty Media, Cl. C	20,420	[a]	788,212
International Flavors & Fragrances	12,740		1,553,388	Liberty Ventures, Ser. A	13,066	[a]	524,992
International Paper	96,608		5,449,657	Lions Gate Entertainment	190,671	[b]	6,213,968
Martin Marietta Materials	8,375		1,192,014	Nielsen	29,625		1,339,346
MeadWestvaco	18,925		1,004,161	Omnicom Group	120,257		9,565,242
Mosaic	27,485		1,463,851	Scripps Networks
New Gold	632,900	[a]	2,411,349	Interactive, Cl. A	2,590		187,257
Newmont Mining	525,980		13,849,053	Starz, Cl. A	17,375	[a]	577,545
Nucor	37,860		1,780,556				46,415,867

52

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Pharmaceuticals, Biotech &				Real Estate (continued)
Life Sciences—4.4%				Crown Castle International	29,295		2,528,451
Agilent Technologies	198,805		8,391,559	Digital Realty Trust	18,595	[c]	1,234,336
Alexion Pharmaceuticals	32,458	[a]	5,854,449	Douglas Emmett	61,213	[c]	1,767,219
Alkermes	12,030	[a]	845,107	Equity Commonwealth	44,515	[a,c]	1,177,422
Alnylam Pharmaceuticals	7,665	[a]	778,227	Equity Lifestyle Properties	24,695	[c]	1,330,320
Bio-Techne	7,450		726,598	Equity Residential	89,592	[c]	6,901,272
BioMarin Pharmaceutical	14,390	[a]	1,540,737	Essex Property Trust	23,246	[c]	5,170,608
Bruker	69,683	[a]	1,326,067	Extra Space Storage	24,390	[c]	1,604,374
Charles River Laboratories International	8,750	[a]	670,862	Federal Realty Investment Trust	5,800	[c]	823,774
Endo International	20,910	[a]	1,789,896	Forest City Enterprises, Cl. A	35,735	[a]	902,309
Hospira	17,420	[a]	1,524,947	Gaming and Leisure Properties	13,365		452,405
ICON	50,161	[a]	3,461,611	General Growth Properties	30,365	[c]	880,889
Illumina	14,015	[a]	2,739,372	HCP	40,080	[c]	1,697,789
Incyte	14,810	[a]	1,271,439	Health Care REIT	24,405	[c]	1,881,870
Jazz Pharmaceuticals	93,376	[a]	15,882,324	Healthcare Trust of
Mallinckrodt	9,425	[a]	1,100,086	America, Cl. A	33,360		925,740
Medivation	10,645	[a]	1,251,107	Home Properties	13,020	[c]	869,345
Mettler-Toledo International	2,830	[a]	889,101	Hospitality Properties Trust	38,400	[c]	1,183,104
Mylan	45,570	[a]	2,612,300	Host Hotels & Resorts	105,744	[c]	2,220,624
Myriad Genetics	24,165	[a,b]	823,302	Iron Mountain	28,768		1,057,224
PAREXEL International	57,090	[a]	3,680,021	Kilroy Realty	29,313	[c]	2,168,283
Perrigo Company	86,653		13,385,289	Kimco Realty	199,381	[c]	5,239,733
Pharmacyclics	5,435	[a]	1,173,580	Macerich	40,581	[c]	3,394,601
QIAGEN	23,720	[a]	599,167	MFA Financial	143,820	[c]	1,144,807
Receptos	33,147	[a]	4,197,736	Plum Creek Timber	30,305	[c]	1,316,449
Salix Pharmaceuticals	6,570	[a]	1,032,804	Prologis	44,400	[c]	1,896,324
United Therapeutics	4,475	[a]	693,849	Rayonier	30,534	[c]	836,937
Vertex Pharmaceuticals	113,451	[a]	13,549,453	Realogy Holdings	427,942	[a]	19,685,332
Waters	14,200	[a]	1,709,396	Realty Income	16,215	[b,c]	811,723
Zoetis	36,475		1,681,133	Regency Centers	60,723	[c]	3,985,250
			95,181,519	SL Green Realty	53,918	[c]	6,843,812
Real Estate—5.5%				Spirit Realty Capital	93,680	[c]	1,147,580
American Assets Trust	34,017	[c]	1,395,377	Starwood Property Trust	29,180	[c]	711,992
American Capital Agency	60,955	[c]	1,306,570	Two Harbors Investment	115,975		1,210,779
Annaly Capital Management	2,250	[c]	23,895	UDR	48,425	[c]	1,546,695
Apartment Investment &				Urban Edge Properties	29,830		714,130
Management, Cl. A	31,630	[c]	1,191,818	Ventas	26,515	[c]	1,974,572
AvalonBay Communities	8,675	[c]	1,460,349	Vornado Realty Trust	14,935	[c]	1,643,447
Boston Properties	56,421	[c]	7,752,810	Weingarten Realty Investors	36,150	[c]	1,309,353
Camden Property Trust	19,755	[c]	1,437,966	Weyerhaeuser	49,135	[c]	1,725,130
CBRE Group, Cl. A	268,975	[a]	9,215,083	WP Carey	13,035		893,940
Corrections Corporation of America	17,724	[c]	707,010				119,300,822

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing—5.9%				Retailing (continued)
Abercrombie & Fitch, Cl. A	22,525		557,268	Williams-Sonoma	116,284		9,355,048
Advance Auto Parts	56,414		8,740,221				129,802,843
AutoZone	3,708	[a]	2,383,057	Semiconductors & Semiconductor
Bed Bath & Beyond	12,290	[a]	917,571	Equipment—3.0%
Best Buy	25,015		953,071	Altera	3,960		146,560
Big Lots	13,880		662,215	Analog Devices	31,490		1,843,425
CarMax	24,720	[a]	1,658,959	Applied Materials	471,718		11,816,536
Dick's Sporting Goods	76,821		4,155,248	Atmel	91,595		763,902
Dollar General	29,645	[a]	2,152,820	Avago Technologies	62,698		8,001,519
Dollar Tree	14,735	[a]	1,174,085	Broadcom, Cl. A	40,930		1,851,264
Expedia	57,463		5,272,230	Cree	18,285	[a,b]	717,869
Family Dollar Stores	380		29,921	FEI	25,948		2,049,633
Foot Locker	72,789		4,088,558	KLA-Tencor	14,885		966,855
GameStop, Cl. A	17,230	[b]	636,993	Lam Research	21,275		1,754,337
Gap	19,880		827,008	Linear Technology	28,985		1,396,642
Genuine Parts	13,515		1,298,521	Marvell Technology Group	62,510		1,007,661
GNC Holdings, Cl. A	13,100		629,979	Maxim Integrated Products	43,765		1,505,297
Groupon	63,660	[a]	520,739	Mellanox Technologies	181,768	[a]	8,659,427
J.C. Penney	44,045	[a,b]	374,383	Microchip Technology	153,155	[b]	7,852,257
Kohl's	17,615		1,299,987	Microsemi	69,635	[a]	2,245,032
L Brands	16,280		1,495,481	NVIDIA	48,855		1,077,741
Liberty Interactive, Cl. A	319,482	[a]	9,434,303	NXP Semiconductors	33,436	[a]	2,838,549
LKQ	358,419	[a]	8,808,147	ON Semiconductor	380,070	[a]	4,845,893
Macy's	121,467		7,739,877	Skyworks Solutions	15,305		1,343,014
Murphy USA	9,742	[a]	691,585	United Microelectronics, ADR	516,556		1,296,556
Netflix	18,629	[a]	8,847,098	Xilinx	31,345		1,328,088
Nordstrom	10,540		847,732				65,308,057
O'Reilly Automotive	41,581	[a]	8,654,254	Software & Services—8.0%
PetSmart	13,160		1,091,096	Activision Blizzard	286,770	[b]	6,687,476
Ross Stores	50,620		5,356,102	Akamai Technologies	114,749	[a]	7,976,203
Sally Beauty Holdings	23,285	[a]	780,513	Alliance Data Systems	19,084	[a]	5,315,085
Signet Jewelers	10,745		1,288,111	Amdocs	112,554		5,909,085
Staples	447,143		7,496,352	ANSYS	129,216	[a]	11,108,699
Tiffany & Co.	35,020		3,089,464	AOL	13,825	[a]	560,465
Tractor Supply	88,773		7,822,677	Autodesk	28,940	[a]	1,859,106
TripAdvisor	13,495	[a]	1,204,429	Broadridge Financial Solutions	18,215		969,584
Ulta Salon, Cosmetics & Fragrance	53,053	[a]	7,467,740	CA	29,660		964,543

54

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Software & Services (continued)				Software & Services (continued)
Citrix Systems	855	[a]	54,442	Tyler Technologies	31,767	[a]	3,792,027
Cognizant Technology Solutions, Cl. A	76,410	[a]	4,774,479	Ultimate Software Group	15,282	[a]	2,516,105
Computer Sciences	19,590		1,389,323	VeriSign	18,115	[a,b]	1,159,722
CoreLogic	12,400	[a]	413,416	Western Union	28,295		552,318
CoStar Group	16,257	[a]	3,237,744	Workday, Cl. A	11,955	[a]	1,022,153
DST Systems	35,570		3,780,735	Xerox	118,375		1,615,819
Electronic Arts	46,965	[a]	2,685,459	Yelp	9,300	[a,b]	446,400
Fidelity National				Zillow, Cl. A	3,890	[a,b]	446,378
Information Services	214,534		14,500,353				173,769,764
FireEye	12,735	[a]	563,778	Technology Hardware &
Fiserv	101,466	[a]	7,921,451	Equipment—6.8%
FleetCor Technologies	5,940	[a]	911,374	3D Systems	16,580	[a,b]	505,193
Fortinet	202,234	[a]	6,797,085	Amphenol, Cl. A	235,189		13,278,771
Gartner	47,790	[a]	3,971,827	Arrow Electronics	156,046	[a]	9,668,610
Global Payments	35,773		3,286,108	Avnet	414,122		18,970,929
HomeAway	147,118	[a]	4,559,922	AVX	48,870		696,397
IAC/InterActiveCorp	19,404		1,308,218	Brocade Communications Systems	254,018		3,147,283
Informatica	17,065	[a]	732,856	EchoStar, Cl. A	15,510	[a]	842,968
Intuit	74,229		7,246,977	F5 Networks	58,224	[a]	6,877,128
Jack Henry & Associates	13,910		911,105	Flextronics International	177,696	[a]	2,164,337
LinkedIn, Cl. A	37,233	[a]	9,948,658	FLIR Systems	112,275		3,624,237
Manhattan Associates	89,476	[a]	4,460,379	Harris	25,568		1,986,122
NetEase, ADR	23,333		2,334,233	Ingram Micro, Cl. A	181,775	[a]	4,491,660
NetSuite	8,065	[a]	777,627	Jabil Circuit	137,356		3,017,711
Nuance Communications	8,315	[a]	118,905	JDS Uniphase	652,310	[a]	8,982,309
Pandora Media	33,270	[a]	492,396	Juniper Networks	272,108		6,506,102
Paychex	23,405		1,166,388	Keysight Technologies	302,874		11,369,890
Rackspace Hosting	21,460	[a]	1,065,918	Knowles	30,011	[a,b]	574,711
Red Hat	61,361	[a]	4,241,272	Lexmark International, Cl. A	13,985		596,600
Rovi	21,780	[a]	541,886	Motorola Solutions	57,452		3,903,289
ServiceNow	109,504	[a]	8,350,775	NCR	31,295	[a]	920,386
Solera Holdings	17,275		962,909	NetApp	26,630		1,029,250
Splunk	15,655	[a]	1,052,799	Palo Alto Networks	69,703	[a]	9,913,161
Symantec	72,730		1,829,887	Riverbed Technology	36,850	[a]	771,639
Synopsys	181,026	[a]	8,401,417	SanDisk	25,225		2,016,234
Total System Services	93,936		3,588,355	Seagate Technology	224,456		13,718,751
Twitter	51,750	[a]	2,488,140	Tech Data	11,240	[a]	668,780

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Technology Hardware &				Utilities (continued)
Equipment (continued)				Calpine	44,880	[a]	951,456
Teradata	13,590	[a]	605,027	CenterPoint Energy	62,155		1,292,202
Trimble Navigation	106,918	[a]	2,794,837	CMS Energy	32,360		1,136,807
Western Digital	122,388		13,093,068	Consolidated Edison	17,140		1,082,220
Zebra Technologies, Cl. A	17,920	[a]	1,631,616	DTE Energy	20,220		1,658,647
			148,366,996	Edison International	91,361		5,869,944
Telecommunication Services—.4%				Entergy	9,505		755,743
Frontier Communications	80,770		644,545	Eversource Energy	37,985		1,965,724
Level 3 Communications	24,472	[a]	1,318,062	FirstEnergy	79,182		2,769,786
SBA Communications, Cl. A	14,315	[a]	1,785,224	Great Plains Energy	168,317		4,478,915
TE Connectivity	61,698		4,450,277	ITC Holdings	31,510		1,220,382
Telephone & Data Systems	10,130		257,707	National Fuel Gas	17,600	[b]	1,133,616
Windstream Holdings	83,375	[b]	657,829	NiSource	42,460		1,821,959
			9,113,644	NRG Energy	41,250		989,175
Transportation—1.6%				OGE Energy	35,955		1,168,897
Alaska Air Group	11,575		736,749	Pepco Holdings	60,380		1,638,713
C.H. Robinson Worldwide	21,010		1,561,043	PG&E	33,667		1,808,928
Copa Holdings, Cl. A	3,230	[b]	367,832	Pinnacle West Capital	23,700		1,518,696
Delta Air Lines	41,351		1,840,946	PPL	43,305		1,476,701
Expeditors International				Public Service Enterprise Group	38,965		1,638,868
of Washington	27,280		1,317,624	Questar	43,815		1,024,395
Genesee & Wyoming, Cl. A	35,994	[a]	3,710,981	SCANA	27,885	[b]	1,588,051
Hertz Global Holdings	51,860	[a]	1,196,410	Sempra Energy	21,630		2,340,366
J.B. Hunt Transport Services	111,533		9,536,072	SunEdison	31,135	[a]	689,329
Kansas City Southern	15,945		1,847,069	Vectren	26,955		1,203,541
Kirby	78,400	[a]	6,043,072	Westar Energy	54,330		2,110,721
Landstar System	15,510		1,089,112	Wisconsin Energy	15,315		780,759
Southwest Airlines	62,670		2,709,851	Xcel Energy	27,400		966,672
Spirit Airlines	6,345	[a]	493,514				63,819,234
United Continential Holdings	34,875	[a]	2,273,153	Total Common Stocks
			34,723,428	(cost $1,560,423,585)	2,140,751,267
Utilities—2.9%
AES	274,539		3,560,771		Number of
				Rights—.0%	Rights		Value ($)
Alliant Energy	51,644		3,284,558
Ameren	68,881		2,921,243	Food & Staples Retailing—.0%
American Electric Power	82,856		4,770,848	Safeway-Casa Ley	30,090	[a]	30
American Water Works	22,915		1,239,243	Safeway-PDC	30,090	[a]	30
Aqua America	36,360		961,358				60

56

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

	Number of			Investment of Cash Collateral
Rights (continued)	Rights		Value ($)	for Securities Loaned—2.2%	Shares	Value ($)

Health Care Equipment &				Registered
Services—.0%				Investment Company;
Community Health Systems	33,320	[a]	766	Dreyfus Institutional Cash
Total Rights				Advantage Fund
(cost $2,051)			826	(cost $49,134,961)	49,134,961 [d] 49,134,961

				Total Investments
Other Investment—1.8%	Shares		Value ($)	(cost $1,649,340,501)	102.1%	2,229,666,958

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(2.1%)	(46,865,746)
Plus Money Market Fund
				Net Assets	100.0%	2,182,801,212
(cost $39,779,904)	39,779,904	[d]	39,779,904

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $55,579,743 and the value of the collateral held by the fund was
$60,219,612, consisting of cash collateral of $49,134,961 and U.S. Government & Agency securities valued at $11,084,651.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Diversified Financials	9.8	Semiconductors & Semiconductor Equipment	3.0
Capital Goods	9.2	Utilities	2.9
Health Care Equipment & Services	8.2	Commercial & Professional Services	2.5
Software & Services	8.0	Food, Beverage & Tobacco	2.5
Technology Hardware & Equipment	6.8	Media	2.1
Retailing	5.9	Automobiles & Components	1.7
Real Estate	5.5	Transportation	1.6
Materials	5.0	Consumer Services	1.3
Pharmaceuticals, Biotech & Life Sciences	4.4	Exchange-Traded Funds	.8
Money Market Investments	4.0	Food & Staples Retailing	.8
Energy	3.8	Household & Personal Products	.8
Banks	3.7	Telecommunication Services	.4
Consumer Durables & Apparel	3.7
Insurance	3.7		102.1

† Based on net assets.
See notes to financial statements.

The Funds 57

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—98.6%	Shares		Value ($)		Shares		Value ($)
\Automobiles & Components—1.9%				Capital Goods—5.9%
Dana Holding	67,986		1,485,494	AeroVironment	30,297	[a]	830,441
Motorcar Parts of America	59,987	[a]	1,574,659	Altra Industrial Motion	26,040		710,892
Tenneco	17,366		1,011,396	American Woodmark	46,708		2,459,643
Thor Industries	18,479		1,139,415	Apogee Enterprises	20,772		952,396
Winnebago Industries	101,452		2,354,701	Astec Industries	16,756		716,654
			7,565,665	Beacon Roofing Supply	63,151	[a]	1,895,793
Banks—10.5%				Chart Industries	12,635	[a]	441,467
Ameris Bancorp	30,050		786,409	Comfort Systems USA	106,775		1,996,693
Bank of Hawaii	17,456		1,051,899	Encore Wire	13,054		486,784
Boston Private Financial Holdings	56,985		715,162	EnerSys	19,698		1,286,279
Brookline Bancorp	63,022		610,053	FreightCar America	20,695		647,753
Cardinal Financial	30,720		601,190	Granite Construction	22,408		742,153
Central Pacific Financial	20,660		473,940	Great Lakes Dredge and Dock	83,990	[a]	512,339
CoBiz Financial	45,512		513,830	L.B. Foster, Cl. A	12,700		622,554
Columbia Banking System	90,094		2,538,849	Lindsay	9,713		850,665
CVB Financial	129,761		2,030,760	Mueller Industries	24,532		853,959
EverBank Financial	160,320		2,882,554	Simpson Manufacturing	9,758		353,240
First Horizon National	116,387		1,663,170	Thermon Group Holdings	130,710	[a]	3,205,009
First Midwest Bancorp	57,114		976,649	Trex	25,206	[a]	1,269,122
Ladder Capital, Cl. A	92,689		1,705,478	Watsco	19,730		2,313,145
National Bank Holdings, Cl. A	76,320		1,422,605				23,146,981
PrivateBancorp	46,686		1,621,405	Commercial & Professional
Sandy Spring Bancorp	25,522		657,957	Services—7.0%
Seacoast Banking	30,741		405,781	ABM Industries	15,066		468,402
Simmons First National, Cl. A	5,353		219,205	Advisory Board	28,434	[a]	1,538,848
South State	34,470		2,327,759	Corporate Executive Board	23,527		1,840,047
Square 1 Financial, Cl. A	13,564		375,452	FTI Consulting	14,630	[a]	539,408
SVB Financial Group	48,490		5,959,421	Herman Miller	31,026		960,875
Synovus Financial	87,230		2,441,568	HNI	27,596		1,407,396
Talmer Bancorp, Cl. A	52,685		744,439	Interface	230,468		4,653,149
UMB Financial	41,823		2,155,557	Knoll	82,358		1,748,460
United Community Banks	59,437		1,130,492	Korn/Ferry International	113,898	[a]	3,485,279
Valley National Bancorp	99,039		950,774	McGrath RentCorp	20,023		640,536
Washington Trust Bancorp	11,288		423,864	Steelcase, Cl. A	322,194		6,031,472
Webster Financial	39,757		1,372,809	TrueBlue	165,417	[a]	3,806,245
WesBanco	25,020		819,155				27,120,117
Wintrust Financial	25,785		1,214,216	Consumer Durables & Apparel—2.8%
			40,792,402	Cavco Industries	7,737	[a]	554,433

58

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables & Apparel (continued)				Energy (continued)
Deckers Outdoor	7,180	[a]	533,043	Tesco	38,770		412,125
Ethan Allen Interiors	35,383		949,326	Western Refining	53,810		2,534,451
Malibu Boats, Cl. A	72,421		1,466,525				13,136,698
Oxford Industries	42,235		2,324,192	Exchange-Traded Funds—2.8%
Standard Pacific	99,353		868,345	iShares Russell 2000 ETF	36,756	[b]	4,505,550
Steven Madden	18,744	[a]	684,343	iShares Russell 2000 Growth ETF	38,161		5,691,713
Universal Electronics	11,601	[a]	655,573	iShares Russell 2000 Value ETF	7,210		734,483
Vera Bradley	30,365	[a]	606,996				10,931,746
WCI Communities	27,480	[a]	657,322	Food & Staples Retailing—1.0%
Wolverine World Wide	58,675		1,793,108	Casey's General Stores	19,813		1,738,591
			11,093,206	Fresh Market	13,014	[a,b]	495,313
Consumer Services—2.5%				United Natural Foods	18,353	[a]	1,524,033
2U	48,064	[a]	888,223				3,757,937
Apollo Education Group	113,936	[a]	3,150,330	Food, Beverage & Tobacco—.7%
Belmond, Cl. A	73,812		902,721	Dean Foods	66,338		1,069,369
Capella Education	17,167		1,112,765	Fresh Del Monte Produce	17,580	[b]	618,992
Cheesecake Factory	28,144		1,337,403	WhiteWave Foods	22,172	[a]	907,943
LifeLock	180,880	[a]	2,528,702				2,596,304
			9,920,144	Health Care Equipment &
Diversified Financials—2.0%				Services—5.9%
FNFV Group	49,710	[a]	740,182	Air Methods	25,115	[a]	1,330,844
Nelnet, Cl. A	17,160		799,999	Align Technology	19,315	[a]	1,107,715
Piper Jaffray	14,656	[a]	802,416	athenahealth	6,950	[a,b]	883,137
Raymond James Financial	53,870		3,077,593	Computer Programs & Systems	11,866	[b]	624,152
SLM	236,800		2,242,496	Endologix	90,728	[a]	1,430,781
			7,662,686	Globus Medical, Cl. A	88,539	[a]	2,149,727
Energy—3.4%				Hanger	29,385	[a]	760,778
Bill Barrett	46,640	[a]	468,266	HealthStream	44,740	[a]	1,157,871
Cloud Peak Energy	57,221	[a]	474,362	HeartWare International	40,984	[a]	3,493,066
Dril-Quip	13,353	[a]	970,229	HMS Holdings	36,890	[a]	647,051
Earthstone Energy	4,787	[a]	143,275	LDR Holding	32,469	[a]	1,269,213
Forum Energy Technologies	60,010	[a]	1,171,995	LifePoint Hospitals	15,797	[a]	1,136,752
Generac Holdings	64,423	[a,b]	3,175,410	Medidata Solutions	38,164	[a]	1,836,070
Geospace Technologies	24,173	[a]	450,343	Meridian Bioscience	12,827		253,975
Gulf Island Fabrication	16,697		267,653	Natus Medical	14,569	[a]	521,425
Natural Gas Services Group	19,394	[a]	373,916	Omnicell	27,445	[a]	961,947
Patterson-UTI Energy	108,653		2,030,181	Select Medical Holdings	38,362		520,189
Synergy Resources	55,606	[a]	664,492	Spectranetics	46,930	[a]	1,586,703

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Pharmaceuticals, Biotech &
Services (continued)				Life Sciences—9.8%
WellCare Health Plans	13,613	[a]	1,236,197	ACADIA Pharmaceuticals	45,530	[a,b]	1,728,774
			22,907,593	Anacor Pharmaceuticals	46,699	[a]	2,031,407
Household & Personal Products—.5%				Auspex Pharmaceuticals	27,361		1,839,754
Inter Parfums	72,957		2,074,168	BioDelivery Sciences International	131,511	[a]	1,972,007
Insurance—.3%				Celldex Therapeutics	84,261	[a,b]	2,152,026
Safety Insurance Group	9,492		555,282	Cepheid	27,910	[a]	1,586,404
Stewart Information Services	15,670		589,662	Emergent BioSolutions	185,080	[a]	5,546,848
			1,144,944	Flamel Technologies, ADR	85,772	[a]	1,342,332
Materials—5.5%				GW Pharmaceuticals, ADR	34,885	[a,b]	2,822,894
AuRico Gold	531,033		1,879,857	Horizon Pharma	46,172	[a]	947,911
Carpenter Technology	21,293		901,971	Keysight Technologies	21,060	[a]	790,592
Chemtura	157,750	[a]	4,140,938	KYTHERA Biopharmaceuticals	47,634	[a,b]	1,979,193
Cytec Industries	14,403		756,590	Nektar Therapeutics	86,692	[a]	1,133,064
Flotek Industries	131,577	[a]	2,247,335	Pacira Pharmaceuticals	15,189	[a]	1,743,242
Haynes International	11,125		449,227	Paratek Pharmaceuticals	28,963		846,588
Intrepid Potash	40,788	[a]	575,927	Revance Therapeutics	68,967	[a,b]	1,106,920
Louisiana-Pacific	55,745		938,188	Sangamo BioSciences	93,160	[a]	1,566,951
New Gold	431,683	[a]	1,644,712	TherapeuticsMD	686,140	[a,b]	3,478,730
OMNOVA Solutions	223,570		1,781,853	WuXi PharmaTech, ADR	53,539	[a]	2,138,883
Royal Gold	10,241		738,376	ZS Pharma	26,034	[b]	1,287,902
Scotts Miracle-Gro, Cl. A	23,050		1,510,005				38,042,422
Stillwater Mining	54,598	[a]	791,671	Real Estate—3.9%
TimkenSteel	29,551		888,303	Acadia Realty Trust	29,543	[c]	1,009,189
Trinseo	77,321		1,402,603	American Assets Trust	20,605	[c]	845,217
Yamana Gold	194,664		831,215	American Residential Properties	117,730	[a,c]	2,041,438
			21,478,771	Corporate Office Properties Trust	36,889	[c]	1,084,537
Media—2.9%				CyrusOne	28,886	[c]	858,492
DreamWorks Animation SKG, Cl. A	30,538	[a,b]	653,819	EPR Properties	16,814	[c]	1,025,822
E.W. Scripps, Cl. A	70,222		1,619,319	Healthcare Trust of America, Cl. A	36,620		1,016,205
IMAX	50,748	[a,b]	1,774,658	Kite Realty Group Trust	26,320	[c]	745,382
Lions Gate Entertainment	46,421	[b]	1,512,860	Pebblebrook Hotel Trust	16,520	[c]	802,542
MDC Partners, Cl. A	48,580	[b]	1,264,052	RE/MAX Holdings, Cl. A	34,835		1,141,195
Media General	81,001		1,207,724	Realogy Holdings	64,147	[a]	2,950,762
Meredith	8,391		450,093	Summit Hotel Properties	74,710	[c]	980,942
Morningstar	2,436		181,847	Urstadt Biddle Properties, Cl. A	23,182	[c]	526,695
New York Times, Cl. A	81,823		1,144,704				15,028,418
Nexstar Broadcasting Group, Cl. A	8,687		473,702	Retailing—4.9%
Time	45,347		1,074,724	American Eagle Outfitters	88,730		1,328,288
			11,357,502	Core-Mark Holding Company	17,818		1,252,962

60

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Software & Services (continued)
Express	64,610	[a]	892,910	MAXIMUS	27,867		1,650,562
Guess?	21,604		391,248	Mentor Graphics	122,710		2,878,777
Kirkland's	65,985	[a]	1,568,463	Monotype Imaging Holdings	33,749		1,080,305
Office Depot	764,180	[a]	7,160,367	Perficient	86,883	[a]	1,727,234
PEP Boys-Manny Moe & Jack	70,251		623,829	Proofpoint	33,005	[a]	1,869,403
Restoration Hardware Holdings	19,387	[a]	1,707,995	Q2 Holdings	56,610		1,121,444
The Children's Place	25,279		1,440,650	SS&C Technologies Holdings	20,285		1,230,894
Vitamin Shoppe	52,839	[a]	2,240,374	Tableau Software, Cl. A	9,094	[a]	854,927
Zumiez	10,216	[a]	396,585	TiVo	45,417	[a]	507,762
			19,003,671				37,906,630
Semiconductors & Semiconductor				Technology Hardware & Equipment—7.3%
Equipment—5.0%				Arrow Electronics	54,060		3,349,558
Applied Micro Circuits	143,016	[a]	778,007	Ciena	134,786	[a]	2,819,723
Brooks Automation	81,667		980,004	DTS	5,924	[a]	174,580
Inphi	81,420	[a]	1,517,669	FARO Technologies	8,550	[a]	512,744
Integrated Device Technology	48,710	[a]	1,005,374	FEI	9,077		716,992
Lattice Semiconductor	99,184	[a]	666,516	Infinera	98,960	[a]	1,687,268
MaxLinear, Cl. A	214,589	[a]	1,781,089	Jabil Circuit	118,767		2,609,311
Mellanox Technologies	91,488	[a]	4,358,488	JDS Uniphase	268,030	[a]	3,690,773
Microsemi	73,960		2,384,470	Knowles	28,320	[a,b]	542,328
MKS Instruments	19,094		675,164	Lexmark International, Cl. A	17,251		735,928
Nanometrics	23,962	[a]	428,441	Littelfuse	12,364		1,240,356
PDF Solutions	31,318	[a]	568,109	RADWARE	70,537	[a]	1,498,206
Teradyne	54,948		1,061,595	ScanSource	60,795	[a]	2,210,506
Veeco Instruments	108,547	[a]	3,309,598	Sonus Networks	92,770	[a]	1,582,656
			19,514,524	Tech Data	19,350	[a]	1,151,325
Software & Services—9.7%				Universal Display	80,311	[a,b]	2,761,895
Acxiom	50,967		1,019,340	Vishay Intertechnology	78,842		1,122,710
Barracuda Networks	39,125	[a]	1,490,271				28,406,859
Borderfree	12,756	[a]	98,349	Transportation—.7%
Cardtronics	15,906	[a]	582,001	ArcBest	15,630		654,584
comScore	34,306	[a]	1,769,847	Diana Shipping	102,362	[b]	709,369
Constant Contact	55,119	[a]	2,278,068	Forward Air	17,250		922,875
CoreLogic	103,781		3,460,059	Marten Transport	25,372		588,377
CSG Systems International	53,879		1,611,521				2,875,205
Dealertrack Technologies	98,959	[a]	3,935,599	Utilities—1.7%
Demandware	13,807	[a]	872,464	California Water Service Group	22,990		584,636
FleetMatics Group	33,930	[a,b]	1,398,255	Chesapeake Utilities	17,474		824,773
Infoblox	194,228	[a]	4,515,801	El Paso Electric	26,414		998,977
LogMeIn	37,073	[a]	1,953,747	Hawaiian Electric Industries	57,518		1,900,970

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—5.4%	Shares	Value ($)

Utilities (continued)				Registered
NorthWestern	17,614		954,503	Investment Company;
Portland General Electric	31,705		1,182,279	Dreyfus
			6,446,138	Institutional Cash
				Advantage Fund
Total Common Stocks				(cost $20,859,737)	20,859,737 [d]	20,859,737
(cost $324,772,338)			383,910,731
				Total Investments
Other Investment—1.4%				(cost $351,219,852)	105.4%	410,358,245
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(5.4%)	(21,043,721)
Plus Money Market Fund				Net Assets	100.0%	389,314,524
(cost $5,587,777)	5,587,777	[d]	5,587,777

ADR—American Depository Receipts
ETF—Exchange Traded Funds
a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $22,230,411 and the value of the collateral held by the fund was
$23,064,275, consisting of cash collateral of $20,859,737 and U.S. Government and Agency securities valued at $2,204,538.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	10.5	Media	2.9
Pharmaceuticals, Biotech & Life Sciences	9.8	Consumer Durables & Apparel	2.8
Software & Services	9.7	Exchange-Traded Funds	2.8
Technology Hardware & Equipment	7.3	Consumer Services	2.5
Commercial & Professional Services	7.0	Diversified Financials	2.0
Money Market Investments	6.8	Automobiles & Components	1.9
Capital Goods	5.9	Utilities	1.7
Health Care Equipment & Services	5.9	Food & Staples Retailing	1.0
Materials	5.5	Food, Beverage & Tobacco	.7
Semiconductors & Semiconductor Equipment	5.0	Transportation	.7
Retailing	4.9	Household & Personal Products	.5
Real Estate	3.9	Insurance	.3
Energy	3.4		105.4

† Based on net assets.
See notes to financial statements.

62

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.2%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—5.8%				Household &
Harley-Davidson	319,020		20,280,101	Personal Products—2.9%
Johnson Controls	339,655		17,257,871	Procter & Gamble	222,000		18,898,860
			37,537,972	Insurance—3.1%
Capital Goods—8.1%				Aflac	317,040		19,735,740
Dover	241,120	[a]	17,372,696	Materials—2.3%
Eaton	289,330		20,545,323	Dow Chemical	293,900		14,471,636
Illinois Tool Works	139,440		13,785,038	Media—6.7%
			51,703,057	Comcast, Cl. A	369,220		21,924,284
Consumer Services—3.1%				Time Warner	254,555		20,837,872
Yum! Brands	248,540		20,159,080				42,762,156
Diversified Financials—11.2%				Pharmaceuticals, Biotech &
Capital One Financial	277,600		21,849,896	Life Sciences—16.9%
Intercontinental Exchange	120,670		28,400,891	AbbVie	425,700		25,754,850
Invesco	539,670		21,732,511	Celgene	198,220	[b]	24,089,677
			71,983,298	Mallinckrodt	290,100	[b]	33,860,472
Energy—9.9%				Merck & Co.	420,920		24,640,657
Halliburton	377,595		16,213,929				108,345,656
Marathon Oil	547,200		15,244,992	Semiconductors & Semiconductor
				Equipment—8.6%
Southwestern Energy	491,300	[b]	12,321,804
				Avago Technologies	259,250		33,085,485
Valero Energy	320,910		19,796,938
				Lam Research	265,040		21,855,198
			63,577,663
							54,940,683
Food & Staples Retailing—2.4%
				Software & Services—14.9%
Costco Wholesale	105,100		15,445,496
				LinkedIn, Cl. A	130,040	[b]	34,746,688
Food, Beverage & Tobacco—3.3%
				salesforce.com	411,740	[b]	28,566,521
PepsiCo	214,780		21,258,925

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—.1%	Shares	Value ($)
Software & Services (continued)				Registered
ServiceNow	421,880	[b]	32,172,569	Investment Company;
			95,485,778	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $496,404,034)			636,306,000	(cost $279,646)	279,646 [c]	279,646
				Total Investments
Other Investment—.8%				(cost $501,913,155)	100.1%	641,815,121
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(.1%)	(861,151)
Plus Money Market Fund				Net Assets	100.0%	640,953,970
(cost $5,229,475)	5,229,475	[c]	5,229,475

a Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's security on loan was $272,277 and the value of the collateral held by the fund was $279,646, consisting of cash collateral of $279,646.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	16.9	Food, Beverage & Tobacco	3.3
Software & Services	14.9	Insurance	3.1
Diversified Financials	11.2	Consumer Services	3.1
Energy	9.9	Household & Personal Products	2.9
Semiconductors & Semiconductor Equipment	8.6	Food & Staples Retailing	2.4
Capital Goods	8.1	Materials	2.3
Media	6.7	Money Market Investments	.9
Automobiles & Components	5.8		100.1

† Based on net assets.
See notes to financial statements.

64

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks—99.6%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—.6%				Capital Goods (continued)
Dana Holding	25,658		560,627	W.W. Grainger	2,645		626,627
Gentex	38,037		670,212				20,629,494
Motorcar Parts of America	34,805	[a]	913,631	Commercial & Professional
			2,144,470	Services—4.6%
Banks—7.2%				Advisory Board	16,598	[a]	898,284
Bank of Hawaii	18,560		1,118,426	Clean Harbors	20,976	[a]	1,168,153
Boston Private Financial Holdings	43,745		549,000	Corporate Executive Board	13,743		1,074,840
Columbia Banking System	32,332		911,116	Herman Miller	60,716		1,880,375
CVB Financial	51,864		811,672	Interface	115,049		2,322,839
EverBank Financial	156,109		2,806,840	Steelcase, Cl. A	245,947		4,604,128
First American Financial	47,211		1,653,801	Towers Watson & Co., Cl. A	22,641		2,977,291
First Horizon National	109,668		1,567,156	TrueBlue	85,490	[a]	1,967,125
First Republic Bank	19,700		1,122,900				16,893,035
National Bank Holdings, Cl. A	44,758		834,289	Consumer Durables &
Pinnacle Financial Partners	10,969		460,698	Apparel—2.4%
PrivateBancorp	27,525		955,943	Deckers Outdoor	4,063	[a]	301,637
SVB Financial Group	64,905	[a]	7,976,824	Inter Parfums	42,262		1,201,509
Synovus Financial	73,628		2,060,848	Jarden	14,035	[a]	744,837
Talmer Bancorp, Cl. A	47,787		675,230	Oxford Industries	16,060		883,782
UMB Financial	21,367		1,101,255	Polaris Industries	3,037		465,663
Webster Financial	48,496		1,674,567	PVH	5,759		613,506
			26,280,565	Ralph Lauren	3,227		443,422
Capital Goods—5.6%				Steven Madden	10,942	[a]	399,492
A.O. Smith	11,988		755,604	Toll Brothers	31,229	[a]	1,196,383
AGCO	22,320		1,110,197	Watsco	12,059		1,413,797
American Woodmark	17,060	[a]	898,380	Wolverine World Wide	34,252		1,046,741
AMETEK	12,696		674,665				8,710,769
B/E Aerospace	10,692		679,370	Consumer Services—3.5%
Beacon Roofing Supply	36,530	[a]	1,096,631	Apollo Education Group	78,429	[a]	2,168,562
Carlisle	28,005		2,606,425	Capella Education	5,151		333,888
Comfort Systems USA	38,235		714,994	Cheesecake Factory	33,876		1,609,788
EnerSys	9,749		636,610	Grand Canyon Education	35,432	[a]	1,624,912
Equifax	27,841		2,599,514	Hyatt Hotels, Cl. A	26,253	[a]	1,589,357
Parker Hannifin	2,796		343,041	Malibu Boats, Cl. A	43,874	[a]	888,448
Regal-Beloit	23,639		1,842,424	MAXIMUS	16,700		989,141
Sensata Technologies Holding	12,726	[a]	683,895	Panera Bread, Cl. A	4,324	[a]	698,023
Snap-on	14,191		2,089,341	Restoration Hardware Holdings	11,283	[a]	994,032
Timken	15,794		670,929	Service Corporation International	75,203		1,868,795
Universal Display	75,628	a,b	2,600,847				12,764,946

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials—6.0%				Health Care Equipment &
CBOE Holdings	8,787		527,484	Services—9.2%
E*TRADE Financial	195,878	[a]	5,099,684	Air Methods	31,625	[a]	1,675,809
FNF Group	84,987		3,120,723	Align Technology	23,671	[a]	1,357,532
FNFV Group	85,578	[a]	1,274,256	AmerisourceBergen	7,436		764,123
Leucadia National	194,670		4,619,519	Brookdale Senior Living	25,607	[a]	960,519
Raymond James Financial	72,956		4,167,976	Catamaran	44,034	[a]	2,199,498
SLM	133,229		1,261,679	Centene	30,532	[a]	1,876,497
T. Rowe Price Group	7,879		650,805	Cepheid	16,871	[a]	958,948
Voya Financial	27,933		1,234,359	Cooper	4,009		657,356
			21,956,485	Endologix	54,285	[a]	856,074
Energy—3.7%				Globus Medical, Cl. A	70,190	[a]	1,704,213
Dril-Quip	18,478	[a]	1,342,611	Hanger	25,613	[a]	663,121
Earthstone Energy	2,876	[a]	86,079	HealthSouth	37,171		1,615,452
Energen	21,259		1,374,182	HeartWare International	44,689	[a]	3,808,843
Forum Energy Technologies	36,821	[a]	719,114	IMS Health Holdings	25,952		683,057
Generac Holdings	54,967	[a,b]	2,709,323	LDR Holding	20,078	[a]	784,849
Helmerich & Payne	22,330		1,497,450	Medidata Solutions	22,259	[a]	1,070,880
Oceaneering International	18,922		1,031,817	MEDNAX	75,702	[a]	5,410,422
Patterson-UTI Energy	45,586		851,774	Omnicare	24,049		1,845,520
Pioneer Natural Resources	4,483		683,747	Select Medical Holdings	64,343		872,491
Tesoro	18,991		1,744,133	Spectranetics	28,292	[a]	956,553
Western Refining	30,917		1,456,191	Universal Health Services, Cl. B	16,149		1,830,489
			13,496,421	WellCare Health Plans	13,144	[a]	1,193,607
Exchange-Traded Funds—.9%							33,745,853
iShares Russell 2000 ETF	8,825		1,081,768	Household & Personal Products—.2%
iShares Russell 2000 Growth ETF	11,538		1,720,893	Church & Dwight	7,864		669,541
iShares Russell 2000 Value ETF	5,407		550,811	Insurance—.4%
			3,353,472	HCC Insurance Holdings	24,350		1,360,678
Food & Staples Retailing—.8%				Materials—5.5%
Core-Mark Holding Company	10,418		732,594	Airgas	6,057		710,002
United Natural Foods	19,801	[a]	1,644,275	AuRico Gold	398,117		1,409,334
Whole Foods Market	7,735		436,950	Chemtura	120,890	[a]	3,173,362
			2,813,819	Flotek Industries	81,592	[a]	1,393,591
Food, Beverage & Tobacco—.4%				New Gold	727,565	[a]	2,772,023
WhiteWave Foods	35,153	[a]	1,439,515	Royal Gold	16,356		1,179,268

66

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials (continued)				Pharmaceuticals, Biotech &
Scotts Miracle-Gro, Cl. A	14,252		933,649	Life Sciences (continued)
Stillwater Mining	41,783	[a]	605,854	Vertex Pharmaceuticals	5,831	[a]	696,396
TimkenSteel	29,665		891,730	WuXi PharmaTech, ADR	31,226	[a]	1,247,479
Trex	15,096	[a,b]	760,084	ZS Pharma	15,155	[b]	749,718
Valspar	37,388		3,239,670				22,575,762
Vulcan Materials	10,292		854,236	Real Estate—4.5%
Yamana Gold	513,002		2,190,519	Acadia Realty Trust	35,997	[c]	1,229,658
			20,113,322	Alexandria Real Estate Equities	15,560	[c]	1,492,360
Media—1.9%				American Residential Properties	48,356	[a,c]	838,493
E.W. Scripps, Cl. A	68,244	[a]	1,573,707	CBRE Group, Cl. A	24,813	[a]	850,093
HomeAway	15,967	[a]	494,897	Corporate Office Properties Trust	50,712	[c]	1,490,933
Lions Gate Entertainment	48,023	[b]	1,565,070	Corrections Corporation of America	36,261	[c]	1,446,451
MDC Partners, Cl. A	28,281		735,872	EPR Properties	11,560	[c]	705,276
Media General	66,585	[a]	992,782	Healthcare Trust of America, Cl. A	55,268		1,533,687
New York Times, Cl. A	114,979		1,608,556	RE/MAX Holdings, Cl. A	20,283		664,471
			6,970,884	Realogy Holdings	119,810	[a]	5,511,260
Pharmaceuticals, Biotech &				RLJ Lodging Trust	27,027	[c]	859,729
Life Sciences—6.2%							16,622,411
ACADIA Pharmaceuticals	27,975	[a,b]	1,062,211	Retailing—6.0%
Alexion Pharmaceuticals	3,644	[a]	657,268	Advance Auto Parts	4,743		734,833
Anacor Pharmaceuticals	28,023	[a]	1,219,001	American Eagle Outfitters	102,642	[b]	1,536,551
Auspex Pharmaceuticals	15,928		1,070,999	Casey's General Stores	21,090		1,850,647
BioDelivery Sciences International	77,153	[a]	1,156,909	Dick's Sporting Goods	33,883		1,832,731
Celldex Therapeutics	49,050	[a,b]	1,252,737	Kirkland's	38,800	[a]	922,276
GW Pharmaceuticals, ADR	32,489	[a,b]	2,629,010	Liberty Interactive, Cl. A	29,198	[a]	862,217
Horizon Pharma	63,010	[a]	1,293,595	LKQ	17,781	[a]	436,968
Jazz Pharmaceuticals	5,082	[a]	864,397	Netflix	1,393	[a]	661,550
Keysight Technologies	77,927		2,925,380	Office Depot	629,925	[a]	5,902,397
KYTHERA Biopharmaceuticals	28,022	[a,b]	1,164,314	Ross Stores	3,885		411,072
Nektar Therapeutics	52,020	[a]	679,901	Staples	93,140		1,561,492
Pacira Pharmaceuticals	8,790	[a]	1,008,828	Ulta Salon,
Paratek Pharmaceuticals	16,586		484,809	Cosmetics & Fragrance	4,761	[a]	670,158
Perrigo Company	5,335		824,097	Urban Outfitters	41,877	[a]	1,631,528
Receptos	3,558	[a]	450,585	Vera Bradley	39,646	[a]	792,524
Salix Pharmaceuticals	7,240	[a]	1,138,128	Vitamin Shoppe	35,436	[a]	1,502,486

The Funds 67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Software & Services (continued)
Williams-Sonoma	8,308		668,379	LinkedIn, Cl. A	2,997	[a]	800,798
			21,977,809	Mentor Graphics	44,789		1,050,750
Semiconductors & Semiconductor				Monotype Imaging Holdings	27,347		875,377
Equipment—4.0%				NICE Systems, ADR	28,006		1,634,710
First Solar	19,638	[a]	1,173,272	Palo Alto Networks	6,477	[a]	921,159
Inphi	46,971	[a]	875,539	Perficient	50,579	[a]	1,005,511
Integrated Device Technology	28,479	[a]	587,807	Proofpoint	19,356	[a]	1,096,324
Lattice Semiconductor	90,223	[a]	606,299	PTC	37,655	[a]	1,304,934
MaxLinear, Cl. A	124,917	[a]	1,036,811	Q2 Holdings	33,977		673,084
Mellanox Technologies	98,662	[a]	4,700,258	RADWARE	42,193	[a]	896,179
Microchip Technology	14,133	[b]	724,599	ServiceNow	6,786	[a]	517,500
Microsemi	36,232	[a]	1,168,120	SS&C Technologies Holdings	11,933		724,094
Teradyne	77,064		1,488,876	Synopsys	56,001	[a]	2,599,006
Veeco Instruments	72,845	[a]	2,221,044				45,287,176
			14,582,625	Technology Hardware &
Software & Services—12.3%				Equipment—9.2%
2U	28,013		517,680	Amphenol, Cl. A	13,345		753,459
Acxiom	55,339	[a]	1,106,780	Arrow Electronics	66,794	[a]	4,138,556
Akamai Technologies	34,461	[a]	2,395,384	Avnet	67,432		3,089,060
Amdocs	35,581		1,868,002	Ciena	248,194	[a]	5,192,218
ANSYS	8,076	[a]	694,294	FEI	25,575		2,020,169
athenahealth	9,131	[a,b]	1,160,276	FLIR Systems	90,853		2,932,735
Barracuda Networks	22,849	[a]	870,318	IMAX	54,473	[a,b]	1,904,921
Cardtronics	18,851	[a]	689,758	Infinera	58,056	[a]	989,855
comScore	19,873	[a]	1,025,248	Ingram Micro, Cl. A	99,998	[a]	2,470,951
Constant Contact	24,009	[a]	992,292	IPG Photonics	19,407	[a,b]	1,861,131
CoreLogic	141,083	[a]	4,703,707	Jabil Circuit	44,358		974,545
Dealertrack Technologies	79,163	[a]	3,148,313	JDS Uniphase	235,288	[a]	3,239,916
Demandware	7,911	[a]	499,896	Knowles	24,650	[a,b]	472,048
F5 Networks	5,368	[a]	634,041	Littelfuse	7,211		723,408
Fidelity National Information				National Instruments	35,150		1,094,571
Services	13,514		913,411	ScanSource	56,134	[a]	2,041,032
FleetMatics Group	20,742	[a]	854,778				33,898,575
Fortinet	65,925	[a]	2,215,739	Telecommunication Services—.6%
HealthStream	27,517	[a]	712,140	LogMeIn	22,335	[a]	1,177,055
IAC/InterActiveCorp	17,150		1,156,253	Sonus Networks	55,933	[a]	954,217
Infoblox	216,320	[a]	5,029,440				2,131,272

68

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)		Shares		Value ($)	Other Investment—1.3%	Shares	Value ($)
Transportation—2.0%					Registered Investment Company;
Alaska Air Group		30,184		1,921,212	Dreyfus Institutional Preferred
Forward Air		10,426		557,791	Plus Money Market Fund
J.B. Hunt Transport Services		10,102		863,721	(cost $4,572,544)	4,572,544 [d]	4,572,544
Kirby		26,634	[a]	2,052,949	Investment of Cash Collateral
Ryder System		19,167		1,801,506	for Securities Loaned—3.1%
				7,197,179	Registered Investment Company;
Utilities—1.4%					Dreyfus Institutional Cash
CMS Energy		42,518		1,493,657	Advantage Fund
NiSource		25,895		1,111,154	(cost $11,310,427)	11,310,427 [d]	11,310,427
Portland General Electric		25,688		957,906
					Total Investments
Range Resources		13,134		650,658	(cost $326,747,781)	103.5%	378,570,502
UGI		25,245		858,078
					Liabilities, Less Cash
				5,071,453	and Receivables	(3.5%)	(12,723,026)
Total Common Stocks
	(cost $310,864,810)			362,687,531	Net Assets	100.0%	365,847,476

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
a	Non-income producing security.
b						Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $12,112,305 and the value of the collateral held by the fund was
$12,612,004, consisting of cash collateral of $11,310,427 and U.S. Government and Agency securities valued at $1,301,577.
c	Investment in real estate investment trust.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Software & Services	12.3	Consumer Services	3.5
Health Care Equipment & Services	9.2	Consumer Durables & Apparel	2.4
Technology Hardware & Equipment	9.2	Transportation	2.0
Banks	7.2	Media	1.9
Pharmaceuticals, Biotech & Life Sciences	6.2	Utilities	1.4
Retailing	6.0	Exchange-Traded Funds	.9
Diversified Financials	6.0	Food & Staples Retailing	.8
Capital Goods	5.6	Telecommunication Services	.6
Materials	5.5	Automobiles & Components	.6
Commercial & Professional Services	4.6	Food, Beverage & Tobacco	.4
Real Estate	4.5	Insurance	.4
Money Market Investments	4.4	Household & Personal Products	.2
Semiconductors & Semiconductor Equipment	4.0
Energy	3.7		103.5

† Based on net assets.
See notes to financial statements.

The Funds 69

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon International Fund
Common Stocks—99.6%	Shares		Value ($)		Shares		Value ($)
Australia—4.8%				Germany (continued)
ASX	106,345		3,667,957	Continental	24,367		5,816,209
Australia & New Zealand				Deutsche Bank	188,489		6,195,994
Banking Group	72,010		1,988,539	Deutsche Lufthansa	185,935		2,725,709
Dexus Property Group	1,309,877		8,085,976	E.ON	132,661		2,144,411
Insurance Australia Group	1,527,907		7,282,854	Evonik Industries	73,263		2,496,838
Primary Health Care	572,263		2,110,632	Infineon Technologies	685,430		7,934,886
QBE Insurance Group	439,087		4,456,917	LANXESS	56,085		2,889,229
Rio Tinto	131,096		6,598,080	METRO	65,014		2,176,422
Spark Infrastructure Group	528,990		884,578	Siemens	45,801		5,116,107
Westpac Banking	388,549		11,537,302	Wacker Chemie	40,240		4,579,584
			46,612,835				57,787,751
Austria—.1%				Hong Kong—2.8%
Erste Group Bank	53,891		1,412,376	BOC Hong Kong Holdings	2,816,500		9,932,086
Belgium—1.3%				CITIC	1,331,000		2,337,376
bpost	185,169		5,210,352	Esprit Holdings	1,362,523		1,408,937
Solvay	48,814		7,254,201	Pacific Basin Shipping	2,380,000		877,640
			12,464,553	SJM Holdings	2,961,000		4,283,558
China—.1%				Wharf Holdings	924,000		6,737,177
FIH Mobile	2,918,000	[a]	1,380,781	Yue Yuen Industrial Holdings	475,500		1,845,400
Denmark—.3%							27,422,174
Carlsberg, Cl. B	31,623		2,705,435	Ireland—1.6%
France—11.9%				Bank of Ireland	9,797,981	[a]	3,727,886
Airbus Group	176,085		10,902,602	CRH	96,005		2,712,382
AXA	521,535		13,242,350	Smurfit Kappa Group	321,639		9,010,801
BNP Paribas	51,738		3,015,860				15,451,069
Bouygues	76,465		3,031,663	Israel—1.5%
Cap Gemini	73,454		5,940,467	Teva Pharmaceutical
Carrefour	371,622		12,294,940	Industries, ADR	259,270		14,783,575
Casino Guichard Perrachon	6,997		658,499	Italy—4.3%
Cie de St-Gobain	54,683		2,462,087	Anima Holding	314,305	[b]	1,786,743
Danone	34,014		2,372,477	Assicurazioni Generali	173,447		3,571,344
Electricite de France	358,612		9,912,173	Enel	1,233,982		5,686,464
GDF Suez	123,050		2,736,755	Eni	508,349		9,488,665
Safran	104,707		7,370,102	Finmeccanica	537,081	[a]	6,503,006
Sanofi	65,354		6,413,851	Saras	1,313,095	[a]	1,860,274
Societe Generale	328,309		15,178,808	Telecom Italia	8,954,202	[a]	10,681,474
Thales	151,619		8,722,648	UniCredit	318,785		2,120,786
Total	110,095		5,942,607				41,698,756
Unibail-Rodamco	22,404		6,458,305	Japan—23.2%
			116,656,194	Aisin Seiki	244,900		9,018,052
Germany—5.9%				Credit Saison	189,900		3,613,061
Aixtron	224,601	[a]	1,800,588	Denso	37,300		1,751,736
Commerzbank	1,031,260	[a]	13,911,774	East Japan Railway	52,690		4,420,014

70

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Japan (continued)				Singapore (continued)
Ebara	520,000		2,216,928	Singapore Exchange	506,700		3,041,278
Fujitsu	1,591,000		9,587,895	United Overseas Bank	137,800		2,332,646
Hitachi	807,000		5,518,295				7,524,481
Honda Motor	493,100		16,280,029	Spain—3.0%
INPEX	976,500		11,579,229	ACS Actividades de
Isuzu Motors	516,700		7,502,678	Construccion y Servicios	142,111		5,282,925
Japan Tobacco	273,600		8,627,120	Banco Popular Espanol	407,460		1,875,843
KDDI	155,700		10,789,994	Banco Santander	254,408		1,859,904
Lawson	59,700		3,902,646	Ebro Foods	80,000		1,525,033
LIXIL Group	124,500		2,966,144	Repsol	216,677		4,188,688
Matsumotokiyoshi Holdings	58,570		1,953,557	Telefonica	966,283		15,024,845
Mitsubishi Electric	791,000		9,263,875				29,757,238
Mitsubishi UFJ Financial Group	813,300		5,287,385	Sweden—2.5%
Nippon Express	191,640		1,071,742	Boliden	318,518		6,449,063
Nippon Shokubai	441,000		6,315,009	Electrolux, Ser. B	55,211		1,803,281
Nippon Telegraph & Telephone	57,600		3,572,765	Ericsson, Cl. B	220,939		2,864,760
Nippon Telegraph & Telephone, ADR	8,760		272,699	Getinge, Cl. B	127,663		3,529,606
Nissan Motor	209,000		2,208,368	Svenska Cellulosa, Cl. B	378,035		9,404,397
Nomura Real Estate Holdings	201,600		3,559,283				24,051,107
Omron	155,000		6,841,379	Switzerland—7.4%
Panasonic	930,500		11,628,819	ABB	172,441	[a]	3,698,976
Resona Holdings	939,700		5,275,674	Adecco	82,197	[a]	6,466,434
Ricoh	307,000		3,050,111	Credit Suisse Group	196,863	[a]	4,805,163
Sawai Pharmaceutical	46,400		2,881,939	Holcim	40,815	[a]	3,148,836
Secom	153,000		9,524,690	Novartis	242,572		24,795,344
Seven & I Holdings	286,400		10,949,638	Roche Holding	82,050		22,273,604
Shimamura	30,800		2,984,092	Swiss Life Holding	27,944	[a]	6,633,164
SoftBank	21,300		1,311,742				71,821,521
Sumitomo Electric Industries	240,740		3,121,319	United Arab Emirates—.3%
Sumitomo Metal Mining	384,000		6,062,144	Dragon Oil	324,997		2,706,929
Sumitomo Mitsui Financial Group	559,400		22,256,755	United Kingdom—22.3%
Sumitomo Mitsui Trust Holdings	414,860		1,718,396	Anglo American	105,967		1,979,530
TDK	71,100		5,004,489	ArcelorMittal	197,584		2,160,197
Yamada Denki	471,000		2,043,461	AstraZeneca	188,501		13,007,043
			225,933,152	Aviva	1,189,821		9,900,939
Netherlands—2.2%				BAE Systems	422,297		3,468,451
Aegon	284,983		2,206,847	Barclays	678,135		2,689,591
ING Groep	172,630	[a]	2,579,926	BHP Billiton	110,650		2,761,424
Koninklijke Philips	443,128		13,274,699	BP	898,884		6,217,791
Randstad Holding	51,851		3,054,940	Compass Group	370,040		6,581,231
			21,116,412	Drax Group	749,846		4,788,049
Singapore—.8%				esure Group	960,991		3,557,742
ComfortDelGro	996,900		2,150,557	Friends Life Group	338,361		2,147,503

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
United Kingdom (continued)				United States—3.3%
GlaxoSmithKline	278,119		6,618,814	iShares MSCI EAFE ETF	494,921	32,219,357
Home Retail Group	892,256		2,788,085	Total Common Stocks
HSBC Holdings	2,239,372		19,958,771	(cost $1,018,078,738)		970,780,922
Imperial Tobacco Group	175,868		8,669,454
InterContinental Hotels Group	132,093		5,404,203	Preferred Stocks—1.3%
National Grid	713,322		9,763,810	Germany
Prudential	511,073		12,857,108	Volkswagen
Reckitt Benckiser Group	69,581		6,294,979	(cost $12,854,916)	51,719	13,051,000
Royal Bank of Scotland Group	1,510,481	[a]	8,562,960
Royal Dutch Shell, Cl. A	176,107		5,758,489	Other Investment—1.0%
Serco Group	633,711		2,175,865	Registered Investment Company;
Shire	159,644		13,001,128	Dreyfus Institutional Preferred
Sky	674,516		10,377,089	Plus Money Market Fund
Standard Chartered	385,653		5,900,331	(cost $10,018,314)	10,018,314 [c]	10,018,314
Tesco	1,289,648		4,885,981	Total Investments
Unilever	439,972		19,467,367	(cost $1,040,951,968)	101.9%	993,850,236
Whitbread	76,666		6,219,873
				Liabilities, Less Cash and Receivables	(1.9%)	(18,445,408)
WPP	392,918		9,311,428
			217,275,226	Net Assets	100.0%	975,404,828

ADR—American Depository Receipts
ETF—Exchange-Traded Funds
a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, this security was valued at $1,786,743 or 0.2% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	26.4	Energy	4.9
Consumer Discretionary	12.9	Telecommunications	4.3
Industrial	12.7	Utilities	3.7
Health Care	11.2	Exchange-Traded Funds	3.3
Consumer Staples	9.8	Money Market Investment	1.0
Materials	6.6
Information Technology	5.1		101.9

† Based on net assets.
See notes to financial statements.

72

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—92.6%	Shares		Value ($)		Shares		Value ($)
Brazil—4.9%				China (continued)
Arteris	858,900		2,556,655	China ZhengTong Auto
BM&FBovespa	1,562,000		5,524,432	Services Holdings	2,503,000		1,316,723
Brasil Insurance Participacoes e				CNOOC	21,477,000		30,848,369
Administracao	858,943		937,991	CSR, Cl. H	6,488,000		8,398,814
Cia de Saneamento Basico do				Dongfang Electric, Cl. H	911,200		1,842,185
Estado de Sao Paulo	970,200		5,789,586	Guangzhou Automobile Group, Cl. H	3,827,254		3,671,416
Cia de Saneamento Basico do				Industrial & Commercial
Estado de Sao Paulo, ADR	635,680		3,750,512	Bank of China, Cl. H	15,386,475		11,228,687
Cia Hering	290,400		1,821,937	Lenovo Group	13,502,000		20,821,053
Duratex	768,800		2,055,550	Lianhua Supermarket Holdings, Cl. H	8,520,000	[a]	3,954,718
EDP—Energias do Brasil	1,029,600		3,267,881	New China Life Insurance, Cl. H	1,960,900	[b]	11,288,866
Embraer, ADR	238,030		8,328,670	Ping An Insurance Group
Gerdau, ADR	845,311		3,017,760	Company of China, Cl. H	591,000		6,572,339
Gol Linhas Aereas Inteligentes, ADR	1,221,730		4,227,186	Shanghai Pharmaceuticals
Grupo BTG Pactual	325,000		3,122,061	Holding, Cl. H	3,460,800		7,228,778
Itau Unibanco Holding, ADR	428,203		5,472,434	Sihuan Pharmaceutical
Magnesita Refratarios	2,547,800		1,696,290	Holdings Group	14,272,000		8,501,591
Multiplus	388,100		4,780,927	Sinotrans, Cl. H	14,551,000		9,624,620
Oi, ADR	350,667	[a]	732,894	Tencent Holdings	1,987,000		34,816,950
Petroleo Brasileiro, ADR	1,251,484		8,297,339	Weichai Power, Cl. H	836,000		3,395,394
Sul America	121,800		561,213	West China Cement	22,010,000		2,866,255
Telefonica Brasil, ADR	215,584		3,996,927	Wumart Stores, Cl. H	6,061,000		4,407,545
Vale, ADR	724,637		4,688,401	WuXi PharmaTech, ADR	277,200	[a]	11,074,140
			74,626,646				282,503,831
Chile—.9%				Colombia—.6%
Banco Santander Chile, ADR	278,360		5,845,560	Bancolombia, ADR	137,780		5,662,758
Cencosud	1,615,752		3,980,168	Grupo Aval Acciones y Valores, ADR	402,820		3,923,467
ENTEL Chile	379,084		4,023,404				9,586,225
			13,849,132	Greece—.1%
China—18.4%				National Bank of Greece	1,280,643	[a]	1,920,348
Air China, Cl. H	742,000		658,212	Hong Kong—7.3%
Alibaba Group Holding, ADR	216,311		18,412,392	BYD Electronic International	2,912,000		3,251,492
Anhui Conch Cement, Cl. H	1,825,000		6,200,360	China Mobile	1,532,000		20,819,619
ANTA Sports Products	3,970,000		7,985,250	China Mobile, ADR	117,821		7,982,373
Baoxin Auto Group	2,383,500		1,585,763	China Overseas Land & Investment	3,406,000		10,386,021
Beijing Capital International				China Resources Power Holdings	5,549,000		14,702,797
Airport, Cl. H	4,646,000		4,378,950	China Singyes Solar
China Communications				Technologies Holdings	4,613,000	[a]	6,150,032
Services, Cl. H	14,628,000		6,714,418	COSCO Pacific	9,306,345		13,415,113
China Construction Bank, Cl. H	53,495,939		44,489,132	Global Bio-Chem Technology Group	31,449,920	[a]	924,544
China Life Insurance, Cl. H	987,000		4,231,382	Haier Electronics Group	4,326,000		11,406,522
China Railway Construction, Cl. H	989,000		1,207,590	NWS Holdings	282,153		510,770
China Telecom, Cl. H	7,388,000		4,781,939	Parkson Retail Group	24,221,000		5,215,332

The Funds 73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Hong Kong (continued)				Malaysia—.3%

PAX Global Technology	9,023,000	[a]	8,225,149	CIMB Group Holdings	2,806,848		4,633,947

Shanghai Industrial Holdings	3,117,000		9,444,480	Mexico—2.5%

			112,434,244	Alpek	1,437,300	[a]	1,736,025

Hungary—.5%				Arca Continental	1,767,300	[a]	11,234,239

OTP Bank	231,205		3,660,265	Consorcio ARA	3,404,808	[a]	1,617,156

Richter Gedeon	317,008		4,602,855	Controladora Vuela Compania de

			8,263,120	Aviacion, ADR	465,682	[a]	4,680,104

India—12.7%				Grupo Financiero

Aurobindo Pharma	625,311		10,452,877	Banorte, Ser. O	555,100		3,003,917

Bank of Baroda	4,162,350		12,187,691	Wal-Mart de Mexico	6,336,700		15,549,377

Bank of India	991,566	[a]	3,779,777				37,820,818

Bharat Heavy Electricals	331,711		1,453,936	Peru—.6%

Bharti Infratel	2,011,016		11,854,622	Credicorp	67,510		9,803,802

Coal India	1,621,130		10,309,304	Philippines—1.7%

Grasim Industries	13,660		809,529	Metropolitan Bank & Trust	8,065,362		16,930,126

Grasim Industries, GDR	123,329		7,454,005	Universal Robina	1,710,490		8,457,401

HCL Technologies	569,380		18,430,823				25,387,527

Hindalco Industries	2,277,360		5,716,890	Poland—1.5%

ICICI Bank	626,729		3,396,671	Energa	892,158		5,415,260

IDFC	442,527		1,184,239	KGHM Polska Miedz	328,004		10,706,795

India Cements	4,043,636	[a]	6,568,741	Powszechna Kasa Oszczednosci
				Bank Polski	677,869		5,961,539
Maruti Suzuki India	192,194		11,208,544
							22,083,594
NMDC	1,645,601		3,807,474
				Qatar—.2%
NTPC	1,287,473		3,236,163
				Commercial Bank of Qatar	115,789		2,194,208
Oil & Natural Gas	1,777,449		9,338,761
				Russia—4.0%
Oriental Bank of Commerce	257,195		1,003,104
				Gazprom, ADR	1,847,366		9,218,356
Power Grid Corporation of India	1,311,973		3,334,859
				Lukoil, ADR	279,560		13,530,704
Punjab National Bank	1,055,057		2,836,303
				MegaFon, GDR	137,810		2,426,834
Reliance Industries	820,467		11,357,358
				MMC Norilsk Nickel, ADR	662,860		11,984,509
Rolta India	1,461,026		4,190,063
				Moscow Exchange MICEX-RTS	2,519,285	[b]	3,134,368
Sesa Sterlite	726,731		2,553,935
				Rosneft, GDR	2,157,215		9,319,169
South Indian Bank	1,353,107		604,126
				Sberbank of Russia, ADR	1,608,166		8,275,626
State Bank of India	3,546,845		17,196,629
				Sberbank of Russia, ADR	795,684		4,044,462
Steel Authority of India	2,466,377		2,787,974
							61,934,024
Tata Motors	2,204,563		20,494,478
				South Africa—3.3%
UPL	1,145,320		7,453,829
				Aveng	1,250,926	[a]	1,673,763
			195,002,705
				Bidvest Group	529,058		14,587,698
Indonesia—1.1%
				Mediclinic International	1,492,270		15,754,759
Aneka Tambang	3,068,000		238,556
				MTN Group	207,821		3,680,978
Bank Negara Indonesia	31,306,000		16,652,128
				Standard Bank Group	437,505		5,719,272
			16,890,684

74

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
South Africa (continued)				Taiwan (continued)
Tiger Brands	288,788		8,601,880	First Financial Holding	4,601,377		2,717,897
			50,018,350	Fubon Financial Holding	9,059,490		16,154,480
South Korea—15.1%				Hon Hai Precision Industry	2,770,490		7,683,798
DGB Financial Group	625,240		6,608,158	Nan Ya Printed Circuit Board	1,751,013	[a]	2,469,985
E-Mart	15,394		3,008,531	Novatek Microelectronics	1,263,000		6,796,593
Hana Financial Group	521,272		14,295,738	Pegatron	6,231,000		17,102,761
Hite Jinro	29,650	[a]	617,286	Radiant Opto-Electronics	1,381,460		4,552,814
Hyundai Engineering &				Shin Kong Financial Holding	17,237,326		4,950,826
Construction	61,462		2,766,364	Siliconware Precision Industries	4,856,000		8,643,541
Hyundai Mobis	18,442		4,192,318	Simplo Technology	478,000		2,374,399
Hyundai Motor	58,427		8,544,060	Taiwan Semiconductor
KB Financial Group	232,270		8,253,410	Manufacturing	1,410,517		6,759,523
KB Financial Group, ADR	120,961		4,309,840	Taiwan Semiconductor
Korea Electric Power	379,384		15,451,200	Manufacturing, ADR	449,746		11,032,269
Korea Electric Power, ADR	362,670		7,500,016	United Microelectronics	5,740,397		2,924,577
Korean Reinsurance	59,965		568,207	United Microelectronics, ADR	504,000		1,265,040
KT	121,594	[a]	3,390,075				151,582,921
KT, ADR	176,067		2,466,699	Thailand—4.0%
LG Chem	21,597		4,525,817	Advanced Info Service	914,360		6,589,727
LG Display	237,970		7,371,856	Bangkok Bank	1,253,100		7,131,779
LG Electronics	88,775		4,998,674	Jasmine Broadband Internet
Lotte Shopping	14,845		3,381,395	Infrastructure Fund, Cl. F	21,664,100	[a]	6,365,882
NongShim	15,879		3,667,556	Jasmine International	24,674,122		6,754,283
POSCO	16,029		3,906,663	PTT	838,400		8,894,872
POSCO, ADR	36,250		2,198,200	PTT Global Chemical	6,488,783		11,239,463
S-1	138,482		10,093,900	Thai Beverage	11,964,000		6,145,064
Samsung Electronics	59,381		73,418,083	Thai Oil	1,387,300		2,252,807
Samsung Fire &				Thai Union Frozen Products	9,254,800		6,125,973
Marine Insurance	6,910		1,605,439				61,499,850
Shinhan Financial Group	301,243		11,994,277	Turkey—2.0%
Shinsegae	32,877		5,167,220	Emlak Konut Gayrimenkul
SK Telecom	58,100		15,166,188	Yatirim Ortakligi	7,937,870		9,903,748
Tongyang Life Insurance	209,322		2,269,538	Turkiye Halk Bankasi	3,423,679		20,402,599
			231,736,708				30,306,347
Taiwan—9.9%				United Arab Emirates—.6%
Advanced Semiconductor				Emaar Properties	4,588,412		9,432,052
Engineering	12,996,842		17,505,697	United States—.4%
China Life Insurance	17,867,784		15,361,572	iShares MSCI Emerging
Compal Electronics	7,660,000		5,951,409	Markets ETF	156,393		6,371,451
CTBC Financial Holding	12,321,000		8,199,615	Total Common Stocks
				(cost $1,346,053,517)	1,419,882,534
Eclat Textile	797,000		9,136,125

The Funds 75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)

				Number of
Preferred Stocks—5.2%	Shares	Value ($)	Rights—.0%	Rights		Value ($)

Brazil			Brazil
Banco Bradesco	1,758,500	23,291,801	Itausa—Investimentos Itau
Banco do Estado do			(cost $0)	5,920	[a]	7,090
Rio Grande do Sul, Cl. B	1,444,600	6,478,118
Braskem, Cl. A	759,400	3,424,155	Other Investment—1.1%	Shares		Value ($)
Cia Brasileira de			Registered Investment Company;
Distribuicao	411,800	14,092,953
			Dreyfus Institutional Preferred
Gerdau	634,900	2,274,569	Plus Money Market Fund
Itau Unibanco Holding	1,430,146	18,388,491	(cost $17,887,883)	17,887,883	[c]	17,887,883
Itausa—Investimentos Itau	806,600	2,866,964
			Total Investments
Randon Participacoes	1,061,400	1,443,242
			(cost $1,467,383,699)	98.9%	1,516,925,378
Vale	1,056,300	6,887,578
			Cash and Receivables (Net)	1.1%		16,211,670
Total Preferred Stocks
(cost $103,442,299)		79,147,871	Net Assets	100.0%	1,533,137,048

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange-Traded Fund
GDR—Global Depository Receipts
MICEX-RTS—Moscow Interbank Currency Exchange
a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of
Directors.At February 28, 2015, the value of these securities amounted to $14,423,234 or .9% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	28.9	Consumer Staples	5.9
Information Technology	18.9	Utilities	4.1
Materials	7.6	Health Care	3.8
Energy	7.4	Money Market Investment	1.1
Industrial	7.1	Exchange-Traded Funds	.4
Telecommunications	7.0
Consumer Discretionary	6.7		98.9

† Based on net assets.
See notes to financial statements.

76

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—98.6%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—5.4%				Banks (continued)
Bridgestone, ADR	27,448		528,649	Westpac Banking, ADR	34,715		1,033,813
Daimler	11,457		1,103,080				15,455,781
Denso, ADR	27,288		641,541	Capital Goods—9.1%
Fiat Chrysler Automobiles	19,995	[a]	308,123	ABB, ADR	30,672	[a]	656,074
Honda Motor, ADR	16,948		561,657	Airbus Group, ADR	31,572		483,999
Nissan Motor, ADR	15,962		335,681	Asahi Glass, ADR	38,076		239,879
Sumitomo Electric Industries, ADR	27,020		350,563	Atlas Copco, Cl. A, ADR	11,747		379,076
Toyota Motor, ADR	13,548		1,833,993	Atlas Copco, Cl. B, ADR	15,020		448,497
Volkswagen, ADR	12,450		624,990	BAE Systems, ADR	11,789		385,972
			6,288,277	Hutchison Whampoa, ADR	13,325		366,311
Banks—13.3%				ITOCHU, ADR	10,705		240,060
Australia & New Zealand				Kajima, ADR	7,417		351,787
Banking Group, ADR	34,098		941,105	Kawasaki Heavy Industries, ADR	17,754		337,326
Banco Bilbao				Keppel, ADR	24,187		312,496
Vizcaya Argentaria, ADR	83,694		835,266	Komatsu, ADR	14,788		307,295
Banco Santander, ADR	131,800		959,504	Kubota, ADR	5,271		427,109
Bank of Ireland, ADR	15,000	[a]	226,200	Marubeni, ADR	4,423		272,545
Bank of Yokohama, ADR	13,208		327,955	Metso, ADR	7,562		243,496
Barclays, ADR	38,332		607,946	Mitsubishi, ADR	10,957		439,157
BNP Paribas, ADR	22,011		640,080	Mitsubishi Electric, ADR	18,575		435,584
Commerzbank, ADR	18,342	[a]	246,516	Mitsui & Co., ADR	811		224,939
Commonwealth				Nidec, ADR	15,562		263,620
Bank of Australia, ADR	6,823	[b]	1,472,749
				NSK, ADR	13,210		368,031
Credit Agricole, ADR	35,891		251,237
				Rolls-Royce Holdings, ADR	5,646		414,049
Danske Bank, ADR	29,408		387,597
				Sandvik, ADR	34,476		388,545
Erste Group Bank, ADR	14,783		195,727
				Siemens, ADR	8,411		938,836
Hachijuni Bank, ADR	3,799		280,632
				SKF, ADR	22,490		567,873
Hang Seng Bank, ADR	6,669		120,642
				Sumitomo, ADR	24,536		271,614
HSBC Holdings, ADR	34,428		1,536,177
				TOTO, ADR	13,445		375,116
ING Groep, ADR	37,569	[a]	557,148
				Volvo, ADR	29,652		358,196
Intesa Sanpaolo, ADR	31,734		633,093
							10,497,482
Lloyds Banking Group, ADR	146,623	[a]	709,655
				Commercial & Professional
Mitsubishi UFJ Financial Group, ADR	123,092		803,791	Services—1.3%
National Australia Bank, ADR	61,306		910,088	Dai Nippon Printing, ADR	24,828		242,073
Shinsei Bank, ADR	57,546		221,431	Experian, ADR	22,173		409,535
Societe Generale, ADR	42,195		393,679	Secom, ADR	37,120		577,958
Sumitomo Mitsui Financial Group, ADR	58,296		468,700	Toppan Printing, ADR	39,905		292,105
Sumitomo Mitsui Trust Holdings, ADR	55,240		229,798				1,521,671
United Overseas Bank, ADR	13,700		465,252

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables & Apparel—2.5%				Food & Staples Retailing—1.4%
Adidas, ADR	9,575		373,042	Aeon, ADR	25,968		277,170
Casio Computer, ADR	1,290		225,802	Delhaize Group, ADR	14,319		320,889
Electrolux, Cl. B, ADR	4,667		304,727	J. Sainsbury, ADR	9,618		163,217
LVMH Moet Hennessy				Koninklijke Ahold, ADR	23,203		435,752
Louis Vuitton, ADR	19,319		707,075	Tesco, ADR	32,255		367,062
Panasonic, ADR	29,520		367,524				1,564,090
Pandora, ADR	15,300		348,687	Food, Beverage & Tobacco—8.4%
Sega Sammy Holdings, ADR	44,384		169,769	Ajinomoto, ADR	18,230		348,740
Sony, ADR	15,522		439,583	Anheuser-Busch InBev, ADR	7,685		973,382
			2,936,209	British American Tobacco, ADR	8,104		943,873
Consumer Services—1.2%				Coca-Cola Amatil, ADR	19,462		161,145
Compass Group, ADR	33,525		597,080	Coca-Cola HBC, ADR	5,462	[a]	97,431
InterContinental Hotels Group, ADR	8,247		337,302	Danone, ADR	38,062		529,442
Sodexo, ADR	4,962		500,170	Diageo, ADR	5,698		677,207
			1,434,552	Heineken, ADR	9,509		371,612
Diversified Financials—2.6%				Imperial Tobacco Group, ADR	5,237		514,535
Credit Suisse Group, ADR	22,425	[a]	545,825	Kirin Holdings, ADR	25,382		330,981
Daiwa Securities Group, ADR	49,790		401,307	Nestle, ADR	30,555		2,387,568
Deutsche Bank	16,206		530,422	Orkla, ADR	26,607		205,938
Nomura Holdings, ADR	50,857		313,279	SABMiller, ADR	10,478		593,788
ORIX, ADR	5,179		366,311	Unilever (NY Shares)	15,003		652,180
UBS Group	49,101	[a]	858,777	Unilever, ADR	12,838		566,284
			3,015,921	Yamazaki Baking, ADR	2,023		336,758
Energy—5.7%							9,690,864
BG Group, ADR	34,739		512,053	Health Care Equipment &
BP, ADR	26,066		1,080,175	Services—1.3%
ENI, ADR	16,175		602,842	Essilor International, ADR	9,284		539,772
Repsol, ADR	23,759		460,418	Fresenius Medical Care & Co., ADR	11,300		460,588
Royal Dutch Shell, Cl. A, ADR	25,774		1,684,846	Olympus, ADR	5,140	[a]	185,914
Royal Dutch Shell, Cl. B, ADR	1,593		108,563	Smith & Nephew, ADR	8,303		305,966
Statoil, ADR	13,355		251,208				1,492,240
Technip, ADR	15,462		250,948	Household & Personal Products—1.5%
Total, ADR	21,569		1,156,745	Henkel & Co., ADR	4,622		545,951
Woodside Petroleum, ADR	16,415		451,806	Kao, ADR	6,988		312,678
			6,559,604	L'Oreal, ADR	18,364		665,144

78

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal				Materials (continued)
Products (continued)				Rio Tinto, ADR	13,424		662,206
Svenska Cellulosa, ADR	9,119		226,425	Syngenta, ADR	8,195		578,977
			1,750,198	Teijin, ADR	6,424		217,635
Insurance—5.3%				Toray Industries, ADR	3,528		292,648
Aegon (NY Shares)	33,544		260,972	UPM-Kymmene, ADR	10,872		204,285
Ageas, ADR	12,836		461,326				8,879,877
AIA Group, ADR	26,000		612,820	Media—2.0%
Allianz, ADR	60,370		1,010,594	Pearson, ADR	14,633		319,731
AXA, ADR	26,500		672,570	Publicis Groupe, ADR	23,414		477,177
Legal & General Group, ADR	33,267		721,894	Reed Elsevier, ADR	6,531		450,508
MS&AD Insurance Group Holdings, ADR	18,902		259,335	Sky, ADR	3,357		207,429
Prudential, ADR	17,032		856,539	Wolters Kluwer, ADR	7,972		259,170
Tokio Marine Holdings, ADR	12,055		439,887	WPP, ADR	4,996		590,277
Zurich Insurance Group, ADR	28,047	[a]	896,663				2,304,292
			6,192,600	Pharmaceuticals, Biotech &
Materials—7.7%				Life Sciences—9.3%
Air Liquide, ADR	25,367		667,913	AstraZeneca, ADR	11,893		819,428
Akzo Nobel, ADR	12,115		300,573	Bayer, ADR	8,930		1,319,202
Alumina, ADR	36,320	[a]	205,571	Eisai, ADR	7,123		372,248
Amcor, ADR	7,596		325,792	GlaxoSmithKline, ADR	21,240		1,007,201
Anglo American, ADR	30,323		283,702	Novartis, ADR	22,737		2,328,269
ArcelorMittal (NY Shares)	18,155		198,616	Novo Nordisk, ADR	21,175	[a]	1,011,106
Asahi Kasei, ADR	17,985		370,671	Roche Holding, ADR	55,082		1,879,949
BASF, ADR	9,796		937,477	Sanofi, ADR	22,189		1,084,155
BHP Billiton Ltd., ADR	16,104		845,782	Shire, ADR	2,085		504,382
BHP Billiton PLC, ADR	11,245		564,499	Teva Pharmaceutical Industries, ADR	8,600		490,372
Boral, ADR	12,221		234,940				10,816,312
James Hardie Industries, ADR	5,324		316,139	Real Estate—3.6%
Johnson Matthey, ADR	3,051		321,470	British Land, ADR	35,394		453,174
Kobe Steel, ADR	14,450		142,633	CapitaLand, ADR	53,796		285,119
Lafarge, ADR	13,770		256,811	Cheung Kong Holdings, ADR	22,243		440,411
Nippon Steel & Sumitomo Metal, ADR	12,082		323,677	City Developments, ADR	27,591		208,312
Nitto Denko, ADR	8,620		275,409	Daiwa House Industry, ADR	20,610		406,429
Norsk Hydro, ADR	45,133		259,515	Hysan Development, ADR	23,301		223,533
OJI Holdings, ADR	2,200		92,936	Lend Lease Group, ADR	31,616		433,455

The Funds 79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Telecommunication Services—5.0%
Mitsubishi Estate, ADR	16,000		375,200	BT Group, ADR	8,084		565,476
Sino Land, ADR	25,641		209,613	Deutsche Telekom, ADR	40,234		747,950
Sun Hung Kai Properties, ADR	23,037		364,445	Nippon Telegraph & Telephone, ADR	7,682		239,141
Swire Pacific, Cl. A, ADR	14,906		204,689	Orange, ADR	22,352		406,806
Westfield Group, ADR	33,714		513,127	Singapore
			4,117,507	Telecommunications, ADR	11,960		372,135
Retailing—1.2%				SoftBank, ADR	18,000		554,040
Hennes & Mauritz, ADR	88,406		765,596	Swisscom, ADR	6,536		375,624
Kingfisher, ADR	28,141		316,305	Telecom Italia, ADR	21,096	[a]	251,675
Marui Group, ADR	12,401		290,666	Telefonica, ADR	43,083		667,356
			1,372,567	Telenor, ADR	5,096		307,441
Semiconductors & Semiconductor				Telstra, ADR	17,148		426,299
Equipment—.4%				Vodafone Group, ADR	24,564		848,932
Advantest, ADR	39,445		520,674				5,762,875
Software & Services—1.8%				Transportation—2.1%
Computershare, ADR	22,342		219,174	ANA Holdings, ADR	41,722		226,713
Dassault Systemes, ADR	4,670		327,040	Deutsche Lufthansa, ADR	11,766		172,372
Fujitsu, ADR	7,602		229,656	International Consolidated
NICE Systems, ADR	3,100		180,947	Airlines Group, ADR	11,062	[a]	493,033
Sage Group, ADR	10,064		300,612	MTR, ADR	15,662		727,014
SAP, ADR	9,362		657,119	Nippon Yusen, ADR	60,373		362,606
Trend Micro, ADR	4,337		148,369	Ryanair Holdings, ADR	3,452		218,684
			2,062,917	TNT Express, ADR	42,168		255,960
Technology Hardware &							2,456,382
Equipment—2.8%				Utilities—3.7%
Alcatel-Lucent, ADR	46,600	[a]	181,274	Centrica, ADR	19,270		288,665
Canon, ADR	11,097		360,874	CLP Holdings, ADR	18,613		166,160
Ericsson, ADR	31,404		406,054	E.ON, ADR	22,394		360,543
FUJIFILM Holdings, ADR	9,819		338,265	Enel, ADR	114,307		524,669
Hitachi, ADR	6,435		438,738	Energias de Portugal, ADR	6,730		265,902
Kyocera, ADR	7,424		373,650	GDF Suez, ADR	15,036		331,995
Nokia, ADR	42,250		338,423	Hong Kong & China Gas, ADR	101,474		221,133
Omron, ADR	6,660		295,637	Iberdrola, ADR	21,746		592,144
Ricoh, ADR	15,155		150,868	National Grid, ADR	6,644		455,513
TDK, ADR	4,571		323,170	RWE, ADR	9,180		257,109
			3,206,953	SSE, ADR	14,160		345,079

80

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)		Shares		Value ($)	Other Investment—.8%	Shares	Value ($)
Utilities (continued)					Registered
United Utilities Group, ADR		8,447		246,399	Investment Company;
Veolia Environnement, ADR		10,027		194,825	Dreyfus
				4,250,136	Institutional
					Preferred Plus
Total Common Stocks					Money Market Fund
	(cost $130,495,635)			114,149,981	(cost $943,136)	943,136 [d]	943,136

		Principal			Total Investments
Short-Term Investment—.1%		Amount ($)		Value ($)	(cost $131,528,755)	99.5%	115,183,111

U.S. Treasury Bills;					Cash and Receivables (Net)	.5%	592,435
	0.07%, 6/4/15
	(cost $89,984)	90,000	[c]	89,994	Net Assets	100.0%	115,775,546

ADR—American Depository Receipts
a	Non-income producing security.
b						Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, this security was valued at $1,472,749 or 1.3% of net assets.
c	Held by or on behalf of a counterparty for open financial futures contracts.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	13.3	Consumer Durables & Apparel	2.5
Pharmaceuticals, Biotech & Life Sciences	9.3	Transportation	2.1
Capital Goods	9.1	Media	2.0
Food, Beverage & Tobacco	8.4	Software & Services	1.8
Materials	7.7	Household & Personal Products	1.5
Energy	5.7	Food & Staples Retailing	1.4
Automobiles & Components	5.4	Commercial & Professional Services	1.3
Insurance	5.3	Health Care Equipment & Services	1.3
Telecommunication Services	5.0	Consumer Services	1.2
Utilities	3.7	Retailing	1.2
Real Estate	3.6	Short-Term/Money Market Investments	.9
Technology Hardware & Equipment	2.8	Semiconductors & Semiconductor Equipment	.4
Diversified Financials	2.6		99.5

† Based on net assets.
See notes to financial statements.

The Funds 81

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		Appreciation
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015	($)
Financial Futures Long
MSCI EAFE Index	14	1,312,710	March 2015	41,601

See notes to financial statements.

82

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon International Equity Income Fund
Common Stocks—97.9%	Shares	Value ($)		Shares	Value ($)
Australia—13.6%			Germany—5.8%
Australia & New Zealand			Muenchener Rueckversicherungs	21,672	4,498,731
Banking Group	93,869	2,592,171	ProSiebenSat.1 Media	290,441	14,266,587
Bendigo & Adelaide Bank	336,531	3,371,227			18,765,318
Commonwealth			Hong Kong—.9%
Bank of Australia	64,797	4,654,144	NWS Holdings	546,000	988,401
Insurance Australia Group	2,059,958	9,818,905	Shougang Fushan Resources Group	9,854,700	1,931,347
National Australia Bank	261,651	7,748,836			2,919,748
Tabcorp Holdings	657,992	2,606,774	Israel—2.1%
Tatts Group	1,074,492	3,341,651	Bezeq The Israeli
Telstra	937,245	4,665,169	Telecommunication	4,150,473	6,655,844
Westpac Banking	171,492	5,092,163	Italy—.5%
		43,891,040	Enel	26,396	121,639
Belgium—2.7%			Eni	80,953	1,511,041
Belgacom	233,400	8,779,728			1,632,680
Brazil—3.9%			Japan—7.2%
AMBEV	770,000	4,974,654	Aozora Bank	3,676,000	13,244,355
Cielo	372,996	5,874,646	Canon	5,800	188,558
EcoRodovias			Chugoku Electric Power	16,300	214,608
Infraestrutura e Logistrica	481,300	1,787,020	Dai Nippon Printing	22,300	216,056
		12,636,320	Daito Trust Construction	14,400	1,557,066
China—3.8%			Hokuriku Electric Power	16,300	217,333
Bank of China, Cl. H	6,295,500	3,620,249	Japan Airlines	7,700	236,874
Guangzhou R&F Properties, Cl. H	3,745,500	4,356,019	NTT DOCOMO	71,100	1,262,712
Jiangsu Expressway, Cl. H	51,300	63,300	Showa Shell Sekiyu	21,100	202,137
Zhejiang Expressway, Cl. H	3,284,700	4,040,336	Sumitomo	385,200	4,234,382
		12,079,904	Takeda Pharmaceutical	14,400	737,063
Denmark—.4%			TonenGeneral Sekiyu	110,000	1,039,080
TDC	167,775	1,327,175			23,350,224
France—2.9%			Netherlands—1.1%
GDF Suez	86,879	1,932,276	Corio	61,915	3,441,069
Neopost	61,817	3,334,280	STMicroelectronics	13,977	124,814
Total	76,353	4,121,312			3,565,883
		9,387,868

The Funds 83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
New Zealand—5.3%				Taiwan (continued)
Auckland International Airport	2,453,319		8,072,265	Farglory Land Development	107,000	127,766
Mighty River Power	658,700		1,703,985	Ruentex Development	941,000	1,408,279
Spark New Zealand	2,987,000		7,388,140			1,633,163
			17,164,390	Thailand—1.1%
Norway—2.7%				Advanced Info Service	481,600	3,470,857
Gjensidige Forsikring	497,448		8,669,269	Turkey—.9%
Poland—1.7%				Tupras Turkiye
Bank Handlowy w Warszawie	69,192		1,975,794	Petrol Rafinerileri	129,594	2,737,865
KGHM Polska Miedz	33,572		1,095,866	United Kingdom—24.5%
PGE	122,260		683,391	Antofagasta	136,558	1,617,032
Synthos	1,461,795		1,743,025	AstraZeneca	66,656	4,599,432
			5,498,076	Aviva	188,823	1,571,266
Singapore—.2%				BAE Systems	537,297	4,412,981
CapitaCommercial Trust	565,000		731,720	BP	834,588	5,773,040
South Africa—3.1%				British American Tobacco	292,500	17,078,644
Kumba Iron Ore	92,691		1,819,418	Centrica	687,483	2,592,934
MMI Holdings	1,266,166		3,532,654	Friends Life Group	530,539	3,367,214
Vodacom Group	406,910		4,736,500	GlaxoSmithKline	211,726	5,038,760
			10,088,572	HSBC Holdings	468,481	4,175,414
Spain—8.7%				ICAP	158,869	1,314,649
Banco Santander	1,158,300		8,468,000	Legal & General Group	1,123,262	4,846,954
Ferrovial	555,300		11,769,412	National Grid	252,640	3,458,086
Red Electrica	92,900		7,915,452	Royal Dutch Shell, Cl. A	125,810	4,113,837
			28,152,864	Royal Dutch Shell, Cl. B	12,008	408,869
Sweden—1.1%				SSE	153,780	3,734,518
Ratos, Cl. B	24,096		169,369	Standard Life	619,898	4,075,040
Skanska, Cl. B	139,593		3,481,035	Vodafone Group	1,979,375	6,857,360
			3,650,404			79,036,030
Switzerland—.6%				United States—2.6%
Zurich Insurance Group	6,284	[a]	2,009,087	iShares MSCI EAFE ETF	130,000	8,463,000
Taiwan—.5%				Total Common Stocks
Compal Electronics	125,000		97,118	(cost $303,518,206)		316,297,029

84

BNY Mellon International Equity Income Fund (continued)

Preferred Stocks—1.1%	Shares		Value ($)	Other Investment—1.3%	Shares	Value ($)
Brazil				Registered Investment Company;
AES Tiete				Dreyfus Institutional Preferred
(cost $4,857,019)	605,000		3,687,010	Plus Money Market Fund
				(cost $4,163,241)	4,163,241 [b]	4,163,241
	Number of
Rights—.0%	Rights		Value ($)	Total Investments (cost $312,572,194)	100.3%	324,187,166
Australia				Liabilities, Less Cash and Receivables	(.3%)	(978,406)
Tabcorp Holdings				Net Assets	100.0%	323,208,760
(cost $33,728)	52,353	[a]	39,886

ETF—Exchange-Traded Fund
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	34.2	Health Care	3.2
Telecommunication Services	14.0	Exchange-Traded Funds	2.6
Industrial	13.2	Materials	2.5
Utilities	8.1	Information Technology	1.9
Consumer Staples	6.8	Money Market Investment	1.3
Consumer Discretionary	6.3
Energy	6.2		100.3

† Based on net assets.
See notes to financial statements.

The Funds 85

STATEMENT OF INVESTMENTS

February 23, 2015 (Unaudited)

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—13.9%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.1%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	372,038		372,195
Casinos—.0%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	108,000	[a]	110,070
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	92,000	[a]	93,744
					203,814
Commercial Mortgage Pass-Through Ctfs.—.1%
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	150,000		153,550
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	540,000		553,638
					707,188
Consumer Discretionary—.6%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	265,000		342,175
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	435,000	[b]	425,326
Comcast, Gtd. Notes	3.13	7/15/22	720,000		747,047
eBay, Sr. Unscd. Notes	2.88	8/1/21	325,000		321,432
Time Warner, Gtd. Notes	4.00	1/15/22	470,000		501,280
Time Warner Cable, Gtd. Notes	4.13	2/15/21	305,000		325,019
University of Notre Dame, Unscd. Bonds, Ser. 2015	3.44	2/15/45	330,000		324,825
					2,987,104
Consumer Staples—.3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	425,000		418,884
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	149,000		147,186
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000		419,628
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	385,000	[a]	418,472
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	330,000		334,732
					1,738,902
Energy—.2%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	275,000		282,170
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	325,000		294,054
Petrobras International Finance, Gtd. Notes	6.13	10/6/16	185,000	[b]	184,647
					760,871
Financial—2.3%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	500,000		560,880
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	1,070,000		1,087,560
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000		471,996
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	360,000		388,875
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	465,000		474,134
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	195,000		197,442
Citizens Financial Group, Sub. Notes	4.15	9/28/22	445,000	[a]	464,474
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	465,000		476,672
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	390,000		403,383

86

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	270,000	[c]	278,127
General Electric Capital, Sub. Notes	5.30	2/11/21	495,000		571,021
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	495,000		641,549
HSBC Finance, Sub. Notes	6.68	1/15/21	582,000		696,758
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	425,000		424,785
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000		420,381
Morgan Stanley, Sub. Notes	4.88	11/1/22	735,000		799,684
NYSE Euronext, Gtd. Notes	2.00	10/5/17	460,000		466,825
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000		403,582
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	530,000		591,504
Royal Bank of Canada, Sr. Unscd. Notes	1.25	6/16/17	520,000		520,541
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000		521,311
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	350,000		351,913
Wachovia, Sub. Notes	5.63	10/15/16	340,000		364,832
					11,578,229
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000		340,673
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	[b]	185,000
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	330,000		351,450
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000		363,055
					1,240,178
Health Care—.2%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	485,000		599,822
New York and Presbyterian Hospital, Unscd. Bonds	4.02	8/1/45	245,000		241,645
					841,467
Industrial—.2%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	650,000		664,763
Burlington North Santa Fe., Sr. Unscd. Debs	3.45	9/15/21	430,000		455,806
					1,120,569
Information Technology—.5%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	305,000		307,860
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	200,000	[a]	201,434
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	350,000		350,156
Intel, Sr. Unscd. Notes	2.70	12/15/22	730,000		737,323
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	440,000		439,748
Oracle, Sr. Unscd. Notes	5.75	4/15/18	620,000		702,035
					2,738,556
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	460,000		476,211

The Funds 87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds—.8%
California Earthquake Authority, Revenue	2.81	7/1/19	350,000		356,230
Municipal Bonds (continued)
Chicago, GO	7.78	1/1/35	340,000		411,080
Florida Hurricane Catastrophe Fund Finance Corporation,
Revenue Bonds	3.00	7/1/20	750,000		765,623
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	210,000		233,575
Metropolitan Transportation Authority, Special Obligation
Taxable Bonds	3.02	7/1/24	600,000		612,126
New Jersey Economic Development Authority, School Facilities
Construction Revenue	1.10	6/15/16	475,000		474,554
New York City GO (Build America Bonds)	6.25	6/1/35	345,000		398,016
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue (Build
America Bonds)	6.28	6/15/42	530,000		622,247
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000		218,171
University of California Regents, Medical Center Pooled Revenue
(Build America Bonds)	5.44	5/15/23	135,000		159,855
					4,251,477
Telecommunication Services—.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	525,000		568,520
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	575,000		650,832
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	535,000		613,987
					1,833,339
U.S. Government Agencies/Mortgage-Backed—3.6%
Federal Home Loan Mortgage Corp
3.00%, 9/1/27—11/1/28			1,173,021	[d]	1,227,339
3.50%, 12/1/28—6/1/43			1,119,816	[d]	1,173,426
4.00%, 6/1/26—4/1/44			939,995	[d]	1,010,466
4.50%, 5/1/39—11/1/41			1,478,336	[d]	1,623,929
5.00%, 7/1/40			577,720	[d]	639,508
Federal National Mortgage Association
2.50%, 3/1/28—7/1/28			1,799,261	[d]	1,847,387
3.00%, 9/1/32—7/1/43			1,162,830	[d]	1,187,186
3.32%, 4/1/41			178,969	[c,d]	190,905
3.50%, 9/1/26—8/1/44			2,486,259	[d]	2,616,438
4.00%, 8/1/27—8/1/44			1,987,954	[d]	2,127,689
4.50%, 6/1/23—8/1/44			1,132,033	[d]	1,231,478
5.00%, 12/1/21—11/1/43			1,138,632	[d]	1,264,950
5.50%, 4/1/36—1/1/39			912,032	[d]	1,030,262
6.00%, 4/1/33—9/1/34			219,653	[d]	251,667
REMIC, Ser. 2014-28, Cl. ND,
3.00%, 3/25/40			450,096	[d]	463,025
Government National Mortgage Association II;
3.00%, 1/20/44			584,566		601,805
					18,487,460

88

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities—3.1%
U.S. Treasury Bonds;
3.13%, 8/15/44			545,000	[b]	603,801
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 1/15/23			789,779	[e]	845,372
Notes, 0.13%, 4/15/18			505,130	[b,e]	545,658
Notes, 0.63%, 7/15/21			772,320	[e]	786,861
Notes, 1.38%, 1/15/20			646,240	[e]	649,875
Notes, 1.38%, 7/15/18			620,145	[b,e]	650,377
U.S. Treasury Notes:
0.63%, 9/30/17			1,770,000	[b]	1,758,385
0.75%, 1/15/17			1,565,000	[b]	1,570,257
0.75%, 10/31/17			1,045,000		1,040,591
0.88%, 5/15/17			2,640,000	[b]	2,649,694
0.88%, 1/31/18			95,000		94,696
1.25%, 4/30/19			1,300,000		1,293,703
1.38%, 2/28/19			140,000		140,241
2.00%, 11/30/20			520,000	[b]	529,588
2.25%, 11/15/24			1,570,000	[b]	1,603,240
2.63%, 1/31/18			805,000		842,734
					15,605,073
Utilities—.1%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	280,000		285,094

Total Bonds and Notes
(cost $63,263,192)					65,227,727

Common Stocks—18.9%			Shares		Value ($)
Consumer Discretionary—2.1%
Bed Bath & Beyond			11,615	[f]	867,176
Comcast, Cl. A			15,850		941,173
Dollar General			3,990	[f]	289,754
Home Depot			13,040		1,496,340
Las Vegas Sands			9,815		558,474
Lowe’s			17,085		1,265,828
Royal Caribbean Cruises			11,885		908,252
Time Warner			8,430		690,080
Twenty-First Century Fox, Cl. A			29,415		1,029,525
Viacom, Cl. B			3,010		210,519
Walt Disney			17,190		1,789,135
Wyndham Worldwide			10,315		943,616
					10,989,872
Consumer Staples—2.0%
Altria Group			25,350		1,426,952
Archer-Daniels-Midland			15,545		744,295

The Funds 89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Staples (continued)				Financial (continued)
Bunge	1,990		162,742	Prudential Financial	3,750		303,188
CVS Health	15,045		1,562,724	Public Storage	4,215	[g]	831,282
Estee Lauder, Cl. A	10,990		908,543	Simon Property Group	990	[g]	188,456
Kroger	12,750		907,163	T. Rowe Price Group	10,120		835,912
Mondelez International, Cl. A	12,005		443,405	Taubman Centers	9,445	[g]	683,251
Monster Beverage	6,160	[f]	869,299	Travelers	8,590		922,910
PepsiCo	11,235		1,112,040	Waddell & Reed Financial, Cl. A	9,515		470,612
Pilgrim’s Pride	25,650		703,579	Wells Fargo & Co	23,255		1,274,141
Procter & Gamble	3,415		290,719				13,654,600
Wal-Mart Stores	10,155		852,309	Health Care—3.1%
			9,983,770	Abbott Laboratories	11,595		549,255
Energy—1.9%				AbbVie	14,725		890,863
Cameron International	16,215	[f]	763,402	Allergan	1,240		288,598
Chevron	2,510		267,767	Amgen	9,110		1,436,829
ConocoPhillips	14,180		924,536	Anthem	8,140		1,192,103
EOG Resources	8,530		765,312	Biogen Idec	1,380	[f]	565,234
Exxon Mobil	29,530		2,614,586	Boston Scientific	57,445	[f]	970,821
Marathon Petroleum	10,315		1,083,075	C.R. Bard	4,175		706,159
National Oilwell Varco	12,880		700,028	Cigna	3,770		458,545
Phillips 66	1,925		151,036	Edwards Lifesciences	5,765	[f]	766,860
Schlumberger	2,155		181,365	Eli Lilly & Co	2,365		165,952
Tesoro	12,975		1,191,624	Gilead Sciences	15,160	[f]	1,569,515
Valero Energy	15,180		936,454	Johnson & Johnson	19,770		2,026,623
			9,579,185	Merck & Co	20,535		1,202,119
Exchange-Traded Funds—.1%				Mettler-Toledo International	2,155	[f]	677,036
Standard & Poor’s Depository				Pfizer	55,895		1,918,316
Receipts S&P 500 ETF Trust	2,385		502,424	Teleflex	3,275		398,535
Financial—2.7%							15,783,363
Aetna	1,970		196,113	Industrial—1.5%
Affiliated Managers Group	3,080	[f]	666,574	Caterpillar	9,135		757,291
American Express	1,940		158,285	Emerson Electric	2,580		149,434
Bank of America	92,830		1,467,642	General Dynamics	6,795		943,010
Berkshire Hathaway, Cl. B	11,255	[f]	1,659,100	General Electric	29,320		762,027
Citigroup	5,110		267,866	Honeywell International	2,580		265,172
Corrections Corporation of America	16,755	[g]	668,357	Lockheed Martin	4,880		976,244
Franklin Resources	13,665		735,587	Rockwell Automation	3,050		356,972
Host Hotels & Resorts	31,560	[g]	662,760	Southwest Airlines	23,675		1,023,707
JPMorgan Chase & Co	21,002		1,287,003	SPX	5,210		464,367
Moody’s	2,160		209,390	Textron	16,185		717,157
Navient	7,765		166,171

90

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Industrial (continued)				Utilities (continued)
Union Pacific	10,765		1,294,599	NextEra Energy	9,210		952,867
			7,709,980				2,493,796
Information Technology—3.7%				Total Common Stocks
Accenture, Cl. A	11,170		1,005,635	(cost $77,624,534)			96,406,098
ANSYS	2,390	[f]	205,468
Apple	26,380		3,388,775	Other Investment—68.2%
Corning	40,545		989,298	Registered Investment Companies:
DST Systems	1,735		184,413	ASG Global Alternatives Fund, Cl. Y	1,219,433		14,462,476
Electronic Arts	14,490	[f]	828,538	ASG Managed Futures Strategy Fund,
Facebook, Cl. A	17,585	[f]	1,388,687	Cl. Y	786,982		9,451,655
Google, Cl. A	1,910	[f]	1,074,623	BNY Mellon Corporate Bond Fund,
				Cl. M	883,425	[h]	11,440,355
Google, Cl. C	1,915	[f]	1,069,336
				BNY Mellon Emerging Markets Fund,
Hewlett-Packard	29,520		1,028,477	Cl. M	2,837,703	[h]	27,213,569
IHS, Cl. A	5,495	[f]	645,827	BNY Mellon Focused Equity
Intel	12,960		430,920	Opportunities Fund, Cl. M	2,448,877	[h]	38,986,120
International Business Machines	7,490		1,212,931	BNY Mellon Income Stock Fund, Cl. M	2,522,305	[h]	23,432,209
Intuit	3,820		372,947	BNY Mellon Intermediate Bond Fund,
Micron Technology	31,765	[f]	974,233	Cl. M	1,835,391	[h]	23,364,523
Microsoft	23,630		1,036,176	BNY Mellon International Fund, Cl. M	1,927,128	[h]	23,530,235
Oracle	8,395		367,869	BNY Mellon Mid Cap Multi-Strategy
SanDisk	4,535		362,483	Fund, Cl. M	2,191,974	[h]	33,997,510
VeriSign	12,370	[f]	791,927	BNY Mellon Short-Term U.S.
Visa, Cl. A	5,640		1,530,188	Government Securities Fund,
			18,888,751	Cl. M	350,679	[h]	4,173,081
Materials—.5%				BNY Mellon Small/Mid Cap
Dow Chemical	7,265		357,729	Multi-StrategyFund, Cl. M	634,239	[h]	8,359,272
LyondellBasell Industries, Cl. A	10,825		929,976	Dreyfus Floating Rate Income Fund,
Timken	15,040		638,899	Cl. Y	777,951	[h]	9,693,265
Westlake Chemical	8,845		590,492	Dreyfus Global Real Estate
			2,517,096	Securities Fund, Cl. Y	834,081	[h]	7,907,090
Telecommunication Services—.8%				Dreyfus High Yield Fund, Cl. I	2,170,455	[h]	14,259,886
AT&T	46,002		1,589,829	Dreyfus Institutional Preferred
CenturyLink	12,940		489,908	Plus Money Market Fund	11,320,243	[i]	11,320,243
QUALCOMM	8,610		624,311	Dreyfus Research Growth Fund, Cl. Y	547,936	[h]	7,988,908
Verizon Communications	32,340		1,599,213	Dreyfus Select Managers Small Cap
			4,303,261	Growth Fund, Cl. Y	652,154	[h]	16,134,300
Utilities—.5%				Dreyfus Select Managers Small Cap
Duke Energy	9,085		713,627	Value Fund, Cl. Y	594,481	[h]	13,774,135
Entergy	10,405		827,302	Dreyfus U.S. Equity Fund, Cl. Y	504,306	[h]	10,227,320

The Funds 91

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

				Investment of Cash Collateral
Other Investment (continued)	Shares		Value ($)	for Securities Loaned—.1%	Shares	Value ($)

Registered Investment Companies (continued)				Registered Investment Company;
Dreyfus/Newton International				Dreyfus Institutional Cash
Equity Fund, Cl. Y	587,027	[h]	11,681,833	Advantage Fund
Dynamic Total Return Fund, Cl. Y	486,666	[h]	8,083,523	(cost $388,500)	388,500 [i]	388,500

Global Stock Fund, Cl. Y	647,139	[h]	12,328,000	Total Investments
TCW Emerging Markets Income Fund,				(cost $444,265,682)	100.0%	510,595,076
Cl. I	847,524		6,763,243
				Cash and Receivables (Net)	.0%	212,098
Total Other Investments
(cost $302,989,456)			348,572,751	Net Assets	100.0%	510,807,174

ETF—Exchange-Traded Fund
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $1,288,194 or .3% of net assets.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was $10,679,409 and the value of the collateral held by the fund was
$10,923,221, consisting of cash collateral of $388,500 and U.S. Government and Agency securities valued at $10,534,721.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in real estate investment trust.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	45.7	Municipal Bonds	.8
Mutual Funds: Foreign	20.3	Foreign/Governmental	.2
Common Stocks	18.8	Asset-Backed	.1
U.S. Government Agencies/Mortgage-Backed	6.7	Commercial Mortgage-Backed	.1
Corporate Bonds	4.9	Exchange-Traded Funds	.1
Money Market Investments	2.3		100.0

† Based on net assets.
See notes to financial statements.

92

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2015 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments:†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	468,517,573	75,326,875	303,872,234	1,216,751,628
Affiliated issuers	1,124,112	88,919,869	175,638,928	43,083,789
Cash	—	21,000	161,254	—
Dividends and securities lending income receivable	1,002,079	—	681,127	3,634,344
Receivable for investment
securities sold	698,001	2,632,732	3,171,725	28,458,304
Receivable for shares of Beneficial
Interest subscribed	497,875	10,000	80,000	637,326
Dividends receivable	—	144,466	—	—
Prepaid expenses	14,325	11,751	23,061	14,887
	471,853,965	167,066,693	483,628,329	1,292,580,278
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 3(b)	261,569	58,922	193,479	653,549
Due to Administrator—Note 3(a)	43,730	7,165	28,655	117,875
Cash overdraft due to Custodian	596,215	—	—	1,657,792
Liability for securities on loan—Note 1(c)	1,124,112	—	207,641	5,678,669
Payable for shares of Beneficial
Interest redeemed	772,866	345,422	152,644	301,207
Payable for investment securities
purchased	—	1,736,779	2,715,219	17,292,129
Outstanding options written, at value (premiums received
$69,405 for BNY Mellon Income Stock Fund)—See
statement of Options Written—Note 4	—	—	—	168,484
Accrued expenses	28,213	23,001	29,410	52,388
	2,826,705	2,171,289	3,327,048	25,922,093
Net Assets ($)	469,027,260	164,895,404	480,301,281	1,266,658,185

The Funds 93

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	357,946,593	119,752,561	342,926,757	1,005,650,982
Accumulated undistributed
investment (distribution in excess of) income—net	(1,795)	(1,344,968)	(1,941,976)	(58,155)
Accumulated net realized gain (loss)
on investments	18,826,990	12,034,699	15,593,131	29,159,591
Accumulated net unrealized appreciation (depreciation)
on investments	92,255,472	34,453,112	123,723,369	—
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	—	—	231,905,767
Net Assets ($)	469,027,260	164,895,404	480,301,281	1,266,658,185
Net Asset Value Per Share
Class M Shares
Net Assets ($)	456,704,742	163,184,859	476,127,386	1,252,732,897
Shares Outstanding	72,066,591	11,507,028	30,380,521	134,889,364
Net Asset Value Per Share ($)	6.34	14.18	15.67	9.29
Investor Shares
Net Assets ($)	12,322,518	1,710,545	4,173,895	13,925,288
Shares Outstanding	1,943,492	119,878	261,149	1,486,780
Net Asset Value Per Share ($)	6.34	14.27	15.98	9.37
† Investments at cost ($):
Unaffiliated issuers	376,262,101	52,856,453	201,560,667	984,746,782
Affiliated issuers	1,124,112	76,937,179	154,227,126	43,083,789
††Value of securities on loan ($)	1,097,310	—	205,994	5,635,811
See notes to financial statements.

94

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,140,752,093	383,910,731	636,306,000	362,687,531
Affiliated issuers	88,914,865	26,447,514	5,509,121	15,882,971
Cash	1,599,809	204,149	602,412	121,120
Receivable for investment
securities sold	12,778,107	4,932,974	21,843,257	2,864,282
Dividends and securities lending income receivable	2,101,540	160,933	771,470	204,453
Receivable for shares of Beneficial
Interest subscribed	1,648,106	167,200	120,456	115,330
Prepaid expenses and other assets	172,669	14,216	15,762	16,481
	2,247,967,189	415,837,717	665,168,478	381,892,168
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 3(b)	1,287,901	279,954	356,887	235,370
Due to Administrator—Note 3(a)	202,196	35,870	59,140	34,096
Liability for securities on loan—Note 1(c)	49,134,961	20,859,737	279,646	11,310,427
Payable for investment securities
purchased	13,837,687	5,267,271	23,104,106	4,054,281
Payable for shares of Beneficial
Interest redeemed	610,487	40,210	371,444	370,083
Accrued expenses	92,745	40,151	43,285	40,435
	65,165,977	26,523,193	24,214,508	16,044,692
Net Assets ($)	2,182,801,212	389,314,524	640,953,970	365,847,476

The Funds 95

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Composition of Net Assets ($):
Paid-in capital	1,570,447,473	333,272,064	480,654,709	317,677,825
Accumulated undistributed
investment income (loss)—net	1,534,345	(873,348)	1,126,245	(131,273)
Accumulated net realized gain (loss) on investments	30,492,937	(2,222,585)	19,271,050	(3,521,797)
Accumulated net unrealized appreciation (depreciation)
on investments	580,326,457	59,138,393	139,901,966	51,822,721
Net Assets ($)	2,182,801,212	389,314,524	640,953,970	365,847,476
Net Asset Value Per Share
Class M Shares
Net Assets ($)	2,124,542,469	376,213,707	633,598,430	363,981,350
Shares Outstanding	137,003,941	22,007,383	39,788,270	27,609,082
Net Asset Value Per Share ($)	15.51	17.09	15.92	13.18
Investor Shares
Net Assets ($)	58,258,743	13,100,817	7,355,540	1,866,126
Shares Outstanding	3,805,464	792,528	464,814	142,818
Net Asset Value Per Share ($)	15.31	16.53	15.82	13.07
† Investments at cost ($):
Unaffiliated issuers	1,560,425,636	324,772,338	496,404,034	310,864,810
Affiliated issuers	88,914,865	26,447,514	5,509,121	15,882,971
††Value of securities on loan ($)	55,579,743	22,230,411	272,277	12,112,305
See notes to financial statements.

96

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	983,831,922	1,499,037,495	114,239,975	320,023,925	192,311,199
Affiliated issuers	10,018,314	17,887,883	943,136	4,163,241	318,283,877
Cash	1,520,252	2,073,591	56,127	1,586,203	—
Cash denominated in foreign currencies†††	2,543,583	11,545,957	—	805,063	—
Receivable for investment
securities sold	2,464,986	26,777,342	—	—	880,843
Dividends receivable	1,879,607	4,334,353	247,286	1,053,726	—
Receivable for shares of Beneficial
Interest subscribed	1,347,814	1,039,856	163,600	878,291	606,300
Unrealized appreciation on forward foreign currency
exchange contracts—Note 4	2,316	3,695	—	—	—
Dividends, interest and securities lending income receivable	—	—	—	—	789,148
Prepaid expenses and other assets	15,058	15,590	252,750	19,863	15,058
1,003,623,852		1,562,715,762	115,902,874	328,530,312	512,886,425
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 3(b)	699,309	1,996,023	50,315	253,655	87,824
Due to Administrator—Note 3(a)	88,757	144,229	10,723	29,366	15,089
Cash overdraft due to Custodian	—	—	—	—	321,580
Payable for investment securities
purchased	26,844,930	25,987,171	—	4,563,974	1,212,713
Payable for shares of Beneficial
Interest redeemed	553,376	1,312,792	12,102	438,016	18,313
Unrealized depreciation on forward foreign currency
exchange contracts—Note 4	2,519	84,264	—	—	—
Interest payable—Note 2	—	719	—	—	—
Payable for futures variation margin—Note 4	—	—	1,050	—	—
Liability for securities on loan—Note 1(c)	—	—	—	—	388,500
Accrued expenses	30,133	53,516	53,138	36,541	35,232
	28,219,024	29,578,714	127,328	5,321,552	2,079,251
Net Assets ($)	975,404,828	1,533,137,048	115,775,546	323,208,760	510,807,174

The Funds 97

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,580,046,318	1,728,629,927	174,148,606	336,184,581	430,219,293
Accumulated undistributed (distribution in
excess of) investment income—net	1,152,583	(1,859,800)	174,203	633,433	(4,527,184)
Accumulated net realized gain (loss)
on investments	(558,560,918)	(242,888,536)	(42,243,220)	(25,180,518)	18,785,671
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	(47,233,155)	49,255,457	—	11,571,264	—
Accumulated net unrealized appreciation
(depreciation) on investments (including
$41,601 net unrealized appreciation
on financial futures for BNY Mellon
International Appreciation Fund)	—	—	(16,304,043)	—	66,329,394
Net Assets ($)	975,404,828	1,533,137,048	115,775,546	323,208,760	510,807,174
Net Asset Value Per Share
Class M Shares
Net Assets ($)	960,507,366	1,510,143,295	110,457,478	319,940,890	503,742,651
Shares Outstanding	78,691,371	157,482,344	8,242,516	23,773,383	41,257,869
Net Asset Value Per Share ($)	12.21	9.59	13.40	13.46	12.21
Investor Shares
Net Assets ($)	14,897,462	22,993,753	5,318,068	3,267,870	7,064,523
Shares Outstanding	1,148,561	2,339,052	401,110	241,781	574,848
Net Asset Value Per Share ($)	12.97	9.83	13.26	13.52	12.29
† Investments at cost ($):
Unaffiliated issuers	1,030,933,654	1,449,495,816	130,585,619	308,408,953	169,474,188
Affiliated issuers	10,018,314	17,887,883	943,136	4,163,241	274,791,494
††Value of securities on loan ($)	—	—	—	—	10,679,409
†††Cash denominated in
foreign currencies (cost) ($)	2,560,083	11,616,265	—	821,570	—
See notes to financial statements.

98

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2015 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,235,083	596,952	2,753,652	19,673,694
Affiliated issuers	768	700,473	1,367,138	17,079
Income from securities lending—Note 1(c)	8,689	5,889	5,639	42,046
Total Income	5,244,540	1,303,314	4,126,429	19,732,819
Expenses:
Investment advisory fees—Note 3(a)	1,500,947	355,572	1,171,283	4,010,070
Administration fees—Note 3(a)	284,661	50,244	183,600	760,540
Custodian fees—Note 3(b)	29,059	6,410	6,114	41,611
Shareholder servicing costs—Note 3(b)	15,354	1,408	5,083	16,930
Professional fees	14,912	11,453	16,592	12,164
Registration fees	14,647	15,836	16,429	24,856
Trustees’ fees and expenses—Note 3(c)	8,246	3,987	7,940	45,706
Prospectus and shareholders’ reports	4,352	—	2,248	3,248
Loan commitment fees—Note 2	2,328	1,198	3,096	8,224
Interest expense—Note 2	1,195	—	—	—
Miscellaneous	11,744	14,440	15,246	15,022
Total Expenses	1,887,445	460,548	1,427,631	4,938,371
Less—reduction in fees due to earnings credits—Note 3(b)	(2)	(1)	(1)	(2)
Net Expenses	1,887,443	460,547	1,427,630	4,938,369
Investment Income—Net	3,357,097	842,767	2,698,799	14,794,450
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	22,015,797	7,269,597	4,363,359	52,986,781
Affiliated issuers	—	627,977	—	—
Capital gain distributions:
Affiliated issuers	—	7,366,989	13,962,250	—
Net realized gain (loss) on options transactions	—	—	—	325,650
Net Realized Gain (Loss)	22,015,797	15,264,563	18,325,609	53,312,431
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	5,704,527	(3,993,465)	10,705,519	(6,802,889)
Affiliated issuers	—	(3,707,749)	(5,874,385)	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	119,069
Net Unrealized Appreciation (Depreciation)	5,704,527	(7,701,214)	4,831,134	(6,683,820)
Net Realized and Unrealized Gain (Loss) on Investments	27,720,324	7,563,349	23,156,743	46,628,611
Net Increase in Net Assets Resulting from Operations	31,077,421	8,406,116	25,855,542	61,423,061
See notes to financial statements.

The Funds 99

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends (net of $10,366, $3,195 and
$6,958 foreign taxes withheld at source for
BNY Mellon Mid Cap Multi-Strategy Fund,
BNY Mellon Small Cap Multi-Strategy Fund
and BNY Mellon Small/Mid Cap Multi-Strategy
Fund, respectively):
Unaffiliated issuers	12,245,187	1,470,000	4,641,798	1,608,109
Affiliated issuers	17,623	2,631	1,867	1,982
Income from securities lending—Note 1(c)	140,513	110,449	6	35,124
Interest	—	—	241	—
Total Income	12,403,323	1,583,080	4,643,912	1,645,215
Expenses:
Investment advisory fees—Note 3(a)	7,493,851	1,523,576	2,219,280	1,416,264
Administration fees—Note 3(a)	1,231,786	220,973	390,826	232,786
Shareholder servicing costs—Note 3(b)	68,917	15,849	7,795	3,080
Custodian fees—Note 3(b)	68,824	40,505	26,588	61,296
Trustees’ fees and expenses—Note 3(c)	56,331	10,247	18,797	11,003
Professional fees	28,693	14,708	18,295	19,565
Registration fees	24,592	15,552	21,298	16,751
Prospectus and shareholders’ reports	13,505	6,746	3,376	3,042
Loan commitment fees—Note 2	10,728	1,950	5,053	3,040
Interest expense—Note 2	—	—	2,721	—
Miscellaneous	27,755	14,100	15,184	15,165
Total Expenses	9,024,982	1,864,206	2,729,213	1,781,992
Less—reduction in fees due to
earnings credits—Note 3(b)	(25)	(10)	(1)	(1)
Net Expenses	9,024,957	1,864,196	2,729,212	1,781,991
Investment Income (Loss)—Net	3,378,366	(281,116)	1,914,700	(136,776)
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	59,937,954	(419,177)	37,033,415	(2,269,116)
Net unrealized appreciation
(depreciation) on investments	59,011,017	16,637,560	(10,648,564)	20,488,350
Net Realized and Unrealized
Gain (Loss) on Investments	118,948,971	16,218,383	26,384,851	18,219,234
Net Increase in Net Assets
Resulting from Operations	122,327,337	15,937,267	28,299,551	18,082,458
See notes to financial statements.

100

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $544,747, $1,171,312,
$68,111 and $422,707 foreign taxes withheld at
source for BNY Mellon International Fund, BNY
Mellon Emerging Markets Fund, BNY Mellon
International Appreciation Fund and BNY Mellon
International Equity Income Fund, respectively):
Unaffiliated issuers	7,715,691	12,957,141	1,016,632	4,962,392	1,453,479
Affiliated issuers	4,628	4,183	810	1,513	2,976,907
Interest	—	11,341	10	637	821,533
Income from securities lending—Note 1(c)	—	—	—	—	2,453
Total Income	7,720,319	12,972,665	1,017,452	4,964,542	5,254,372
Expenses:
Investment advisory fees—Note 3(a)	3,939,415	9,867,890	276,237	1,346,701	675,844
Administration fees—Note 3(a)	571,317	1,057,758	68,107	195,308	95,832
Custodian fees—Note 3(b)	164,797	1,013,388	4,568	73,759	10,315
Professional fees	44,492	47,752	16,889	21,631	19,537
Trustees’ fees and expenses—Note 3(c)	24,107	52,404	3,245	10,387	12,028
Shareholder servicing costs—Note 3(b)	15,914	30,747	6,503	3,603	9,539
Registration fees	14,762	16,086	15,049	14,561	15,029
Loan commitment fees—Note 2	6,426	6,573	730	2,139	3,743
Prospectus and shareholders’ reports	3,165	4,595	4,912	3,531	4,095
Interest expense—Note 2	2,942	16,317	133	831	—
ADR fees	—	—	36,200	—	—
Miscellaneous	30,569	113,426	16,482	19,448	19,173
Total Expenses	4,817,906	12,226,936	449,055	1,691,899	865,135
Less—reduction in expenses
due to undertaking—Note 3(a)	—	—	—	—	(241,204)
Less—reduction in fees due to
earnings credits—Note 3(b)	(2)	(3)	(4)	(1)	(1)
Net Expenses	4,817,904	12,226,933	449,051	1,691,898	623,930
Investment Income—Net	2,902,415	745,732	568,401	3,272,644	4,630,442

The Funds 101

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	2,411,232	(29,718,193)	—	(20,915,625)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	246,806	(808,836)	—	255,045	—
Net realized gain (loss) on financial futures	—	—	(240,517)	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	288,276	—	2,282,675
Affiliated issuers	—	—	—	—	(949,587)
Capital gain distributions:
Unaffiliated issuers	—	—	—	—	1,046,807
Affiliated issuers	—	—	—	—	16,785,209
Net Realized Gain (Loss)	2,658,038	(30,527,029)	47,759	(20,660,580)	19,165,104
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	(31,279,423)	(207,654,177)	—	(8,155,876)	—
Net unrealized appreciation (depreciation)
on forward foreign currency exchange
contracts	(2,127)	(28,243)	—	—	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	71,225	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	(1,290,955)	—	4,093,372
Affiliated issuers	—	—	—	—	(13,527,044)
Net Unrealized Appreciation (Depreciation)	(31,281,550)	(207,682,420)	(1,219,730)	(8,155,876)	(9,433,672)
Net Realized and Unrealized
Gain (Loss) on Investments	(28,623,512)	(238,209,449)	(1,171,971)	(28,816,456)	9,731,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,721,097)	(237,463,717)	(603,570)	(25,543,812)	14,361,874

See notes to financial statements.

102

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	3,357,097	6,658,935	842,767	1,451,792
Net realized gain (loss) on investments	22,015,797	240,523,951	15,264,563	27,709,219
Net unrealized appreciation (depreciation) on investments	5,704,527	(104,929,782)	(7,701,214)	16,774,415
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,077,421	142,253,104	8,406,116	45,935,426
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,385,353)	(6,578,118)	(2,735,909)	(2,627,874)
Investor Shares	(76,059)	(129,062)	(14,416)	(2,364)
Net realized gain on investments:
Class M Shares	(75,452,399)	(276,682,757)	(28,126,074)	(15,333,111)
Investor Shares	(2,051,151)	(6,356,857)	(162,969)	(15,341)
Total Dividends	(80,964,962)	(289,746,794)	(31,039,368)	(17,978,690)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	64,209,800	102,188,208	5,030,405	22,641,895
Investor Shares	2,707,767	6,674,853	1,357,388	1,095,640
Dividends reinvested:
Class M Shares	53,172,316	170,863,377	15,633,491	9,542,067
Investor Shares	1,959,507	5,699,397	87,402	7,599
Cost of shares redeemed:
Class M Shares	(80,582,402)	(392,623,979)	(27,134,316)	(84,005,367)
Investor Shares	(3,669,385)	(16,968,010)	(285,795)	(617,681)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	37,797,603	(124,166,154)	(5,311,425)	(51,335,847)
Total Increase (Decrease) in Net Assets	(12,089,938)	(271,659,844)	(27,944,677)	(23,379,111)
Net Assets ($):
Beginning of Period	481,117,198	752,777,042	192,840,081	216,219,192
End of Period	469,027,260	481,117,198	164,895,404	192,840,081
Undistributed (distribution in excess of)
investment income—net	(1,795)	102,520	(1,344,968)	562,590
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,012,178	14,961,103	349,387	1,496,568
Shares issued for dividends reinvested	8,596,805	26,962,119	1,134,506	644,299
Shares redeemed	(12,085,928)	(49,885,750)	(1,831,502)	(5,499,352)
Net Increase (Decrease) in Shares Outstanding	6,523,055	(7,962,528)	(347,609)	(3,358,485)
Investor Shares
Shares sold	393,685	879,010	92,921	70,970
Shares issued for dividends reinvested	316,534	897,303	6,302	510
Shares redeemed	(538,978)	(2,026,510)	(18,056)	(39,963)
Net Increase (Decrease) in Shares Outstanding	171,241	(250,197)	81,167	31,517

See notes to financial statements.

The Funds 103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	2,698,799	5,634,882	14,794,450	23,924,437
Net realized gain (loss) on investments	18,325,609	58,839,675	53,312,431	120,348,611
Net unrealized appreciation (depreciation) on investments	4,831,134	67,648,536	(6,683,820)	109,277,384
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,855,542	132,123,093	61,423,061	253,550,432
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,192,207)	(8,697,498)	(14,760,809)	(23,938,332)
Investor Shares	(57,298)	(2,065)	(145,120)	(108,436)
Net realized gain on investments:
Class M Shares	(57,273,113)	(21,406,582)	(127,193,056)	(37,420,387)
Investor Shares	(523,700)	(8,762)	(1,400,716)	(137,721)
Total Dividends	(65,046,318)	(30,114,907)	(143,499,701)	(61,604,876)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	19,333,304	49,785,143	121,782,882	251,807,801
Investor Shares	661,470	4,592,845	9,273,200	14,287,359
Dividends reinvested:
Class M Shares	51,004,374	20,533,885	65,928,424	22,677,254
Investor Shares	283,386	10,827	1,220,161	215,737
Cost of shares redeemed:
Class M Shares	(29,871,225)	(335,575,104)	(108,591,738)	(192,299,027)
Investor Shares	(274,388)	(2,282,029)	(9,412,802)	(4,352,989)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	41,136,921	(262,934,433)	80,200,127	92,336,135
Total Increase (Decrease) in Net Assets	1,946,145	(160,926,247)	(1,876,513)	284,281,691
Net Assets ($):
Beginning of Period	478,355,136	639,281,383	1,268,534,698	984,253,007
End of Period	480,301,281	478,355,136	1,266,658,185	1,268,534,698
Undistributed (distribution in excess of) investment income—net	(1,941,976)	2,608,730	(58,155)	53,324
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,194,155	3,127,442	13,097,043	27,439,072
Shares issued for dividends reinvested	3,333,619	1,319,658	7,318,223	2,518,201
Shares redeemed	(1,862,398)	(20,893,214)	(11,728,719)	(20,714,936)
Net Increase (Decrease) in Shares Outstanding	2,665,376	(16,446,114)	8,686,547	9,242,337
Investor Shares
Shares sold	38,460	283,402	972,908	1,499,156
Shares issued for dividends reinvested	18,154	683	134,030	23,465
Shares redeemed	(17,230)	(143,996)	(1,009,154)	(465,821)
Net Increase (Decrease) in Shares Outstanding	39,384	140,089	97,784	1,056,800
See notes to financial statements.

104

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income (loss)—net	3,378,366	6,008,535	(281,116)	(767,760)
Net realized gain (loss) on investments	59,937,954	110,864,828	(419,177)	53,222,106
Net unrealized appreciation (depreciation) on investments	59,011,017	253,946,236	16,637,560	(2,358,237)
Net Increase (Decrease) in Net Assets
Resulting from Operations	122,327,337	370,819,599	15,937,267	50,096,109
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,222,092)	(6,436,066)	—	—
Investor Shares	(32,692)	(68,259)	—	—
Net realized gain on investments:
Class M Shares	(112,802,264)	(82,167,114)	(15,772,730)	—
Investor Shares	(3,298,195)	(1,816,907)	(610,080)	—
Total Dividends	(121,355,243)	(90,488,346)	(16,382,810)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	246,459,379	281,797,689	41,001,849	44,258,327
Investor Shares	17,720,987	32,357,068	3,617,893	4,797,347
Dividends reinvested:
Class M Shares	64,066,844	48,034,957	9,794,853	—
Investor Shares	2,748,036	1,594,057	481,674	—
Cost of shares redeemed:
Class M Shares	(109,158,381)	(254,700,059)	(21,777,759)	(44,682,812)
Investor Shares	(14,528,186)	(17,095,449)	(2,456,276)	(3,258,381)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	207,308,679	91,988,263	30,662,234	1,114,481
Total Increase (Decrease) in Net Assets	208,280,773	372,319,516	30,216,691	51,210,590
Net Assets ($):
Beginning of Period	1,974,520,439	1,602,200,923	359,097,833	307,887,243
End of Period	2,182,801,212	1,974,520,439	389,314,524	359,097,833
Undistributed investment income (loss)—net	1,534,345	3,410,763	(873,348)	(592,232)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,395,497	19,308,828	2,497,549	2,641,544
Shares issued for dividends reinvested	4,433,692	3,431,069	587,926	—
Shares redeemed	(7,215,683)	(17,347,675)	(1,316,177)	(2,668,257)
Net Increase (Decrease) in Shares Outstanding	13,613,506	5,392,222	1,769,298	(26,713)
Investor Shares
Shares sold	1,182,918	2,229,933	224,682	298,427
Shares issued for dividends reinvested	192,574	115,178	29,880	—
Shares redeemed	(981,721)	(1,184,000)	(151,838)	(198,568)
Net Increase (Decrease) in Shares Outstanding	393,771	1,161,111	102,724	99,859
See notes to financial statements.

The Funds 105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused Equity		BNY Mellon Small/Mid Cap
	Opportunities Fund		Multi-Strategy Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	1,914,700	3,960,020	(136,776)	2,049,420
Net realized gain (loss) on investments	37,033,415	107,670,666	(2,269,116)	107,737,911
Net unrealized appreciation (depreciation) on investments	(10,648,564)	49,308,976	20,488,350	(25,461,563)
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,299,551	160,939,662	18,082,458	84,325,768
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,475,992)	(4,990,326)	—	(2,444,709)
Investor Shares	(30,274)	(10,658)	—	(3,840)
Net realized gain on investments:
Class M Shares	(107,705,077)	(43,201,156)	(101,042,144)	(26,997,201)
Investor Shares	(1,250,725)	(111,275)	(621,220)	(60,634)
Total Dividends	(112,462,068)	(48,313,415)	(101,663,364)	(29,506,384)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	70,406,289	134,940,084	26,191,006	20,968,147
Investor Shares	6,638,040	5,384,521	1,576,134	4,320,253
Dividends reinvested:
Class M Shares	64,142,086	26,641,196	67,444,832	18,111,234
Investor Shares	978,916	112,908	405,065	55,878
Cost of shares redeemed:
Class M Shares	(91,770,566)	(138,547,390)	(57,944,173)	(146,438,338)
Investor Shares	(3,069,030)	(3,364,762)	(2,666,485)	(1,884,562)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	47,325,735	25,166,557	35,006,379	(104,867,388)
Total Increase (Decrease) in Net Assets	(36,836,782)	137,792,804	(48,574,527)	(50,048,004)
Net Assets ($):
Beginning of Period	677,790,752	539,997,948	414,422,003	464,470,007
End of Period	640,953,970	677,790,752	365,847,476	414,422,003
Undistributed investment income (loss)—net	1,126,245	2,717,811	(131,273)	5,503
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,429,918	8,119,093	1,926,718	1,280,357
Shares issued for dividends reinvested	4,189,555	1,702,313	5,551,015	1,170,732
Shares redeemed	(5,679,994)	(8,349,038)	(4,095,053)	(8,971,607)
Net Increase (Decrease) in Shares Outstanding	2,939,479	1,472,368	3,382,680	(6,520,518)
Investor Shares
Shares sold	402,208	326,470	109,386	266,756
Shares issued for dividends reinvested	64,318	7,238	33,615	3,626
Shares redeemed	(197,794)	(202,095)	(183,110)	(116,668)
Net Increase (Decrease) in Shares Outstanding	268,732	131,613	(40,109)	153,714
See notes to financial statements.

106

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	2,902,415	12,442,006	745,732	20,314,914
Net realized gain (loss) on investments	2,658,038	68,088,260	(30,527,029)	38,170,798
Net unrealized appreciation (depreciation) on investments	(31,281,550)	8,438,578	(207,682,420)	324,865,920
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,721,097)	88,968,844	(237,463,717)	383,351,632
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(14,400,687)	(9,398,282)	(22,289,722)	(21,077,630)
Investor Shares	(201,687)	(94,457)	(304,846)	(134,594)
Total Dividends	(14,602,374)	(9,492,739)	(22,594,568)	(21,212,224)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	169,057,131	466,602,462	109,808,960	380,383,384
Investor Shares	10,304,987	9,925,009	16,529,266	25,557,631
Dividends reinvested:
Class M Shares	3,525,703	1,980,309	4,773,026	4,429,908
Investor Shares	127,975	78,661	214,050	104,032
Cost of shares redeemed:
Class M Shares	(162,118,318)	(77,103,607)	(393,957,291)	(528,279,852)
Investor Shares	(4,239,561)	(6,284,913)	(13,436,575)	(16,688,711)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	16,657,917	395,197,921	(276,068,564)	(134,493,608)
Total Increase (Decrease) in Net Assets	(23,665,554)	474,674,026	(536,126,849)	227,645,800
Net Assets ($):
Beginning of Period	999,070,382	524,396,356	2,069,263,897	1,841,618,097
End of Period	975,404,828	999,070,382	1,533,137,048	2,069,263,897
Undistributed investment (distribution in
excess of) income—net	1,152,583	12,852,542	(1,859,800)	19,989,036
Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,395,463	37,197,981	11,280,738	38,809,061
Shares issued for dividends reinvested	313,954	166,413	522,785	448,371
Shares redeemed	(13,857,916)	(6,210,847)	(40,648,529)	(53,935,438)
Net Increase (Decrease) in Shares Outstanding	851,501	31,153,547	(28,845,006)	(14,678,006)
Investor Shares
Shares sold	814,576	752,109	1,617,126	2,499,311
Shares issued for dividends reinvested	10,718	6,213	22,869	10,260
Shares redeemed	(339,800)	(470,168)	(1,340,939)	(1,633,928)
Net Increase (Decrease) in Shares Outstanding	485,494	288,154	299,056	875,643
See notes to financial statements.

The Funds 107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International		BNY Mellon
	Appreciation Fund		International Equity Income Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	568,401	3,134,367	3,272,644	12,094,755
Net realized gain (loss) on investments	47,759	379,369	(20,660,580)	2,794,302
Net unrealized appreciation (depreciation) on investments	(1,219,730)	11,287,964	(8,155,876)	11,110,733
Net Increase (Decrease) in Net Assets
Resulting from Operations	(603,570)	14,801,700	(25,543,812)	25,999,790
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,106,454)	(2,202,471)	(6,782,215)	(10,136,788)
Investor Shares	(143,667)	(97,873)	(41,809)	(14,404)
Total Dividends	(3,250,121)	(2,300,344)	(6,824,024)	(10,151,192)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	19,068,260	13,738,275	91,502,660	202,314,910
Investor Shares	232,279	173,521	4,087,234	2,094,589
Dividends reinvested:
Class M Shares	233,015	152,529	1,778,924	2,697,636
Investor Shares	139,904	96,784	8,918	10,915
Cost of shares redeemed:
Class M Shares	(16,393,518)	(12,943,567)	(82,739,711)	(44,350,921)
Investor Shares	(185,223)	(318,481)	(1,625,200)	(1,235,314)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,094,717	899,061	13,012,825	161,531,815
Total Increase (Decrease) in Net Assets	(758,974)	13,400,417	(19,355,011)	177,380,413
Net Assets ($):
Beginning of Period	116,534,520	103,134,103	342,563,771	165,183,358
End of Period	115,775,546	116,534,520	323,208,760	342,563,771
Undistributed investment income—net	174,203	2,855,923	633,433	4,184,813
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,493,287	999,329	6,791,565	13,965,897
Shares issued for dividends reinvested	18,777	11,538	127,963	186,008
Shares redeemed	(1,272,712)	(950,808)	(6,192,836)	(3,058,624)
Net Increase (Decrease) in Shares Outstanding	239,352	60,059	726,692	11,093,281
Investor Shares
Shares sold	17,559	13,069	299,798	140,397
Shares issued for dividends reinvested	11,384	7,400	631	738
Shares redeemed	(14,425)	(23,680)	(120,362)	(83,100)
Net Increase (Decrease) in Shares Outstanding	14,518	(3,211)	180,067	58,035
See notes to financial statements.

108

	BNY Mellon
	Asset Allocation Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	4,630,442	6,564,715
Net realized gain (loss) on investments	19,165,104	37,465,721
Net unrealized appreciation (depreciation) on investments	(9,433,672)	24,556,757
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,361,874	68,587,193
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,455,408)	(9,401,580)
Investor Shares	(134,409)	(103,512)
Net realized gain on investments:
Class M Shares	(18,177,532)	(23,978,914)
Investor Shares	(275,820)	(292,104)
Total Dividends	(28,043,169)	(33,776,110)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	30,263,260	74,623,554
Investor Shares	936,540	4,044,875
Dividends reinvested:
Class M Shares	15,400,028	19,364,809
Investor Shares	374,182	361,969
Cost of shares redeemed:
Class M Shares	(22,135,394)	(45,909,198)
Investor Shares	(2,347,758)	(1,452,314)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	22,490,858	51,033,695
Total Increase (Decrease) in Net Assets	8,809,563	85,844,778
Net Assets ($):
Beginning of Period	501,997,611	416,152,833
End of Period	510,807,174	501,997,611
Undistributed (distribution in excess of) investment income—net	(4,527,184)	432,191
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,481,644	6,212,862
Shares issued for dividends reinvested	1,297,991	1,623,930
Shares redeemed	(1,806,943)	(3,766,568)
Net Increase (Decrease) in Shares Outstanding	1,972,692	4,070,224
Investor Shares
Shares sold	75,204	328,225
Shares issued for dividends reinvested	31,275	30,108
Shares redeemed	(191,113)	(119,378)
Net Increase (Decrease) in Shares Outstanding	(84,634)	238,955
See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from the funds’ financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	7.15		9.97	9.17	8.14	7.16	6.77
Investment Operations:
Investment income—net[a]	.05		.09	.12	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	.39		1.88	1.21	1.03	.98	.39
Total from Investment Operations	.44		1.97	1.33	1.11	1.07	.45
Distributions:
Dividends from investment income—net	(.05)		(.10)	(.12)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	(1.20)		(4.69)	(.41)	—	—	—
Total Distributions	(1.25)		(4.79)	(.53)	(.08)	(.09)	(.06)
Net asset value, end of period	6.34		7.15	9.97	9.17	8.14	7.16
Total Return (%)	6.68	[b]	26.27	15.16	13.73	14.86	6.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.80	.81	.80	.80
Ratio of net expenses to average net assets	.81	[c]	.81	.80	.81	.80	.80
Ratio of net investment income
to average net assets	1.46	[c]	1.20	1.23	.95	.98	.81
Portfolio Turnover Rate	29.80	[b]	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	456,705		468,446	732,612	971,849	1,093,037	1,178,235

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

110

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	7.15		9.97	9.17	8.15	7.16	6.78
Investment Operations:
Investment income—net[a]	.04		.07	.09	.06	.06	.04
Net realized and unrealized
gain (loss) on investments	.39		1.88	1.21	1.02	1.00	.38
Total from Investment Operations	.43		1.95	1.30	1.08	1.06	.42
Distributions:
Dividends from investment income—net	(.04)		(.08)	(.09)	(.06)	(.07)	(.04)
Dividends from net realized gain on investments	(1.20)		(4.69)	(.41)	—	—	—
Total Distributions	(1.24)		(4.77)	(.50)	(.06)	(.07)	(.04)
Net asset value, end of period	6.34		7.15	9.97	9.17	8.15	7.16
Total Return (%)	6.55	[b]	25.96	14.87	13.33	14.78	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[c]	1.06	1.06	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.06	[c]	1.06	1.06	1.06	1.05	1.05
Ratio of net investment income
to average net assets	1.21	[c]	.93	.99	.71	.68	.56
Portfolio Turnover Rate	29.80	[b]	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	12,323		12,672	20,165	12,344	12,986	7,473

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	16.21		14.21	12.16	11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.07		.11	.10	.06	.02	.00	[c]
Net realized and unrealized
gain (loss) on investments	.69		3.13	2.03	1.13	1.55	(.52)
Total from Investment Operations	.76		3.24	2.13	1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.25)		(.18)	(.08)	(.03)	(.02)	—
Dividends from net realized gain on investments	(2.54)		(1.06)	—	—	(.03)	—
Total Distributions	(2.79)		(1.24)	(.08)	(.03)	(.05)	—
Net asset value, end of period	14.18		16.21	14.21	12.16	11.00	9.48
Total Return (%)	5.18	[d]	23.67	17.64	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.52	[f]	.53	.79	.78	.94	15.54	[f]
Ratio of net expenses to average net assets[e]	.52	[f]	.53	.79	.78	.75	.98	[f]
Ratio of net investment income
to average net assets[e]	.96	[f]	.69	.76	.55	.21	.48	[f]
Portfolio Turnover Rate	10.72	[d]	26.42	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	163,185		192,209	216,116	152,458	117,994	5,074

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

112

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	16.29		14.28	12.25	10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.05		.06	.07	.13	.00 [c]	.00	[c]
Net realized and unrealized
gain (loss) on investments	.69		3.17	2.04	1.14	1.54	(.52)
Total from Investment Operations	.74		3.23	2.11	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.22)		(.16)	(.08)	—	(.01)	—
Dividends from net realized gain on investments	(2.54)		(1.06)	—	—	(.03)	—
Total Distributions	(2.76)		(1.22)	(.08)	—	(.04)	—
Net asset value, end of period	14.27		16.29	14.28	12.25	10.98	9.48
Total Return (%)	5.01	[d]	23.54	17.29	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.80	[f]	.81	1.05	1.02	1.24	9.38	[f]
Ratio of net expenses to average net assets[e]	.80	[f]	.81	1.05	1.02	1.00	1.23	[f]
Ratio of net investment income
to average net assets[e]	.66	[f]	.45	.48	.95	.03	.16	[f]
Portfolio Turnover Rate	10.72	[d]	26.42	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	1,711		631	103	28	11	9

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Tax-Sensitive Large Cap	February 28, 2015			Year Ended August 31,
Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	17.12		14.45	12.50	11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.09		.15	.13	.09	.06	.01
Net realized and unrealized
gain (loss) on investments	.80		3.22	1.93	1.32	1.61	(.49)
Total from Investment Operations	.89		3.37	2.06	1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.26)		(.20)	(.11)	(.05)	(.02)	—
Dividends from net realized gain on investments	(2.08)		(.50)	—	—	(.03)	—
Total Distributions	(2.34)		(.70)	(.11)	(.05)	(.05)	—
Net asset value, end of period	15.67		17.12	14.45	12.50	11.14	9.52
Total Return (%)	5.53	[c]	23.82	16.60	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.61	[e]	.61	.79	.87	1.28	8.12	[e]
Ratio of net expenses to average net assets[d]	.61	[e]	.61	.79	.87	.88	.99	[e]
Ratio of net investment income
to average net assets[d]	1.15	[e]	.95	.97	.78	.51	.91	[e]
Portfolio Turnover Rate	5.93	[c]	13.01	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	476,127		474,496	638,085	123,250	75,326	10,337
a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Not annualized.
[d] Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

114

				Investor Shares
	Six Months Ended
BNY Mellon Tax-Sensitive Large Cap	February 28, 2015				Year Ended August 31,
Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	17.40		14.64	12.41	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.08		.08	.13	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	.81		3.30	2.10	1.31	1.54	(.49)
Total from Investment Operations	.89		3.38	2.23	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	(.23)		(.12)	—	—	(.02)	—
Dividends from net realized gain on investments	(2.08)		(.50)	—	—	(.03)	—
Total Distributions	(2.31)		(.62)	—	—	(.05)	—
Net asset value, end of period	15.98		17.40	14.64	12.41	11.04	9.52
Total Return (%)	5.41	[c]	23.47	17.97	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.86	[e]	.87	1.05	1.11	1.77	5.88	[e]
Ratio of net expenses to average net assets[d]	.86	[e]	.87	1.03	1.11	1.13	1.24	[e]
Ratio of net investment income
to average net assets[d]	.93	[e]	.53	.89	.46	.26	.65	[e]
Portfolio Turnover Rate	5.93	[c]	13.01	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	4,174		3,859	1,196	12	11	10

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Not annualized.
[d] Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.94		8.39	6.99	6.28	5.49	5.39
Investment Operations:
Investment income—net[a]	.11		.19	.24	.21	.17	.09
Net realized and unrealized
gain (loss) on investments	.34		1.86	1.41	.70	.79	.10
Total from Investment Operations	.45		2.05	1.65	.91	.96	.19
Distributions:
Dividends from investment income—net	(.11)		(.19)	(.24)	(.20)	(.17)	(.09)
Dividends from net realized gain on investments	(.99)		(.31)	(.01)	—	—	—
Total Distributions	(1.10)		(.50)	(.25)	(.20)	(.17)	(.09)
Net asset value, end of period	9.29		9.94	8.39	6.99	6.28	5.49
Total Return (%)	5.01	[b]	25.17	24.01	14.80	17.41	3.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.80	.81	.82	.86	.86
Ratio of net expenses to average net assets	.80	[c]	.80	.81	.82	.86	.86
Ratio of net investment income
to average net assets	2.40	[c]	2.08	3.03	3.17	2.71	1.55
Portfolio Turnover Rate	30.90	[b]	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	1,252,733		1,254,622	981,444	541,604	204,785	90,645

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

116

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.02		8.45	7.04	6.33	5.54	5.44
Investment Operations:
Investment income—net[a]	.10		.16	.22	.19	.15	.08
Net realized and unrealized
gain (loss) on investments	.34		1.89	1.43	.71	.80	.10
Total from Investment Operations	.44		2.05	1.65	.90	.95	.18
Distributions:
Dividends from investment income—net	(.10)		(.17)	(.23)	(.19)	(.16)	(.08)
Dividends from net realized gain on investments	(.99)		(.31)	(.01)	—	—	—
Total Distributions	(1.09)		(.48)	(.24)	(.19)	(.16)	(.08)
Net asset value, end of period	9.37		10.02	8.45	7.04	6.33	5.54
Total Return (%)	4.82	[b]	24.75	23.84	14.45	17.02	3.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	[c]	1.07	1.06	1.06	1.12	1.11
Ratio of net expenses to average net assets	1.05	[c]	1.07	1.06	1.06	1.12	1.11
Ratio of net investment income
to average net assets	2.16	[c]	1.74	2.80	2.91	2.32	1.29
Portfolio Turnover Rate	30.90	[b]	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	13,925		13,913	2,809	1,235	1,056	988

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.58		13.33	11.65	11.41	9.31	8.64
Investment Operations:
Investment income (loss)—net[a]	.03		.05	.07	.01	(.00)[b]	.05
Net realized and unrealized
gain (loss) on investments	.83		2.94	2.60	.60	2.10	.68
Total from Investment Operations	.86		2.99	2.67	.61	2.10	.73
Distributions:
Dividends from investment income—net	(.04)		(.05)	(.03)	(.04)	(.00)[b]	(.06)
Dividends from net realized gain on investments	(.89)		(.69)	(.96)	(.33)	—	—
Total Distributions	(.93)		(.74)	(.99)	(.37)	(.00)[b]	(.06)
Net asset value, end of period	15.51		15.58	13.33	11.65	11.41	9.31
Total Return (%)	5.95	[c]	23.09	24.74	5.66	22.59	8.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	[d]	.90	.92	.90	.90	.90
Ratio of net expenses to average net assets	.90	[d]	.90	.92	.90	.90	.90
Ratio of net investment income (loss)
to average net assets	.35	[d]	.33	.59	.09	(.01)	.53
Portfolio Turnover Rate	38.69	[c]	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	2,124,542		1,922,073	1,572,562	1,188,324	1,280,742	1,162,906

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

118

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.37		13.17	11.52	11.29	9.24	8.57
Investment Operations:
Investment income (loss)—net[a]	.01		.01	.04	(.02)	(.03)	.03
Net realized and unrealized
gain (loss) on investments	.83		2.91	2.57	.60	2.08	.68
Total from Investment Operations	.84		2.92	2.61	.58	2.05	.71
Distributions:
Dividends from investment income—net	(.01)		(.03)	—	(.02)	—	(.04)
Dividends from net realized gain on investments	(.89)		(.69)	(.96)	(.33)	—	—
Total Distributions	(.90)		(.72)	(.96)	(.35)	—	(.04)
Net asset value, end of period	15.31		15.37	13.17	11.52	11.29	9.24
Total Return (%)	5.87	[b]	22.74	24.46	5.36	22.19	8.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	[c]	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15	[c]	1.15	1.17	1.15	1.15	1.15
Ratio of net investment income (loss)
to average net assets	.09	[c]	.08	.37	(.16)	(.26)	.27
Portfolio Turnover Rate	38.69	[b]	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	58,259		52,447	29,639	25,283	28,098	20,733

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	17.18		14.78	11.53	10.78	8.94	8.57
Investment Operations:
Investment income (loss)—net[a]	(.01)		(.04)	.01	(.00)[b]	(.02)	.00 [b]
Net realized and unrealized
gain (loss) on investments	.68		2.44	3.27	1.05	1.86	.38
Total from Investment Operations	.67		2.40	3.28	1.05	1.84	.38
Distributions:
Dividends from investment income—net	—		—	(.03)	(.30)	—	(.01)
Dividends from net realized gain on investments	(.76)		—	—	—	—	—
Total Distributions	(.76)		—	(.03)	(.30)	—	(.01)
Net asset value, end of period	17.09		17.18	14.78	11.53	10.78	8.94
Total Return (%)	4.07	[c]	16.24	28.51	10.05	20.58	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[d]	1.03	1.05	1.04	1.01	1.00
Ratio of net expenses to average net assets	1.03	[d]	1.03	1.05	1.04	1.01	.98
Ratio of net investment income (loss)
to average net assets	(.15)[d]		(.21)	.09	(.01)	(.16)	.01
Portfolio Turnover Rate	44.58	[c]	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	376,214		347,613	299,415	232,952	351,122	412,824

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

120

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	16.65		14.36	11.21	10.49	8.72	8.36
Investment Operations:
Investment (loss)—net[a]	(.03)		(.07)	(.02)	(.03)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	.67		2.36	3.17	1.03	1.81	.38
Total from Investment Operations	.64		2.29	3.15	1.00	1.77	.36
Distributions:
Dividends from investment income—net	—		—	—	(.28)	—	—
Dividends from net realized gain on investments	(.76)		—	—	—	—	—
Total Distributions	(.76)		—	—	(.28)	—	—
Net asset value, end of period	16.53		16.65	14.36	11.21	10.49	8.72
Total Return (%)	3.96	[b]	15.95	28.10	9.76	20.30	4.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	[c]	1.28	1.30	1.29	1.26	1.25
Ratio of net expenses to average net assets	1.28	[c]	1.28	1.30	1.29	1.26	1.23
Ratio of net investment (loss)
to average net assets	(.40)[c]		(.46)	(.16)	(.26)	(.39)	(.24)
Portfolio Turnover Rate	44.58	[b]	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	13,101		11,485	8,472	6,397	7,815	6,022

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 121

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	18.30		15.24	13.08	12.04	10.09	10.00
Investment Operations:
Investment income—net[b]	.05		.11	.16	.08	.04	.06
Net realized and unrealized
gain (loss) on investments	.64		4.31	2.12	1.01	1.96	.04
Total from Investment Operations	.69		4.42	2.28	1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.10)		(.14)	(.12)	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(2.97)		(1.22)	—	(.03)	—	(.00)[c]
Total Distributions	(3.07)		(1.36)	(.12)	(.05)	(.05)	(.01)
Net asset value, end of period	15.92		18.30	15.24	13.08	12.04	10.09
Total Return (%)	4.45	[d]	30.54	17.54	9.07	19.82	1.01	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	[e]	.85	.86	.87	.87	.98	[e]
Ratio of net expenses to average net assets	.86	[e]	.85	.86	.87	.87	.89	[e]
Ratio of net investment income
to average net assets	.61	[e]	.65	1.12	.62	.29	.59	[e]
Portfolio Turnover Rate	33.22	[d]	76.48	77.03	59.71	58.98	64.75	[d]
Net Assets, end of period ($ x 1,000)	633,598		674,222	539,019	467,903	425,016	238,332

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

122

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2014	2013	2012	2011		2010	[a]
Per Share Data ($):
Net asset value, beginning of period	18.20		15.18	13.05	12.04	10.07		10.00
Investment Operations:
Investment income—net[b]	.03		.06	.12	.06	.00	[c]	.02
Net realized and unrealized
gain (loss) on investments	.63		4.30	2.10	.99	1.99		.06
Total from Investment Operations	.66		4.36	2.22	1.05	1.99		.08
Distributions:
Dividends from investment income—net	(.07)		(.12)	(.09)	(.01)	(.02)		(.01)
Dividends from net realized gain on investments	(2.97)		(1.22)	—	(.03)	—		(.00)[c]
Total Distributions	(3.04)		(1.34)	(.09)	(.04)	(.02)		(.01)
Net asset value, end of period	15.82		18.20	15.18	13.05	12.04		10.07
Total Return (%)	4.39	[d]	30.18	17.12	8.73	19.80		.75	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	[e]	1.11	1.13	1.13	1.12		1.53	[e]
Ratio of net expenses to average net assets	1.12	[e]	1.11	1.13	1.13	1.12		1.14	[e]
Ratio of net investment income
to average net assets	.32	[e]	.36	.90	.52	.00	[f]	.23	[e]
Portfolio Turnover Rate	33.22	[d]	76.48	77.03	59.71	58.98		64.75	[d]
Net Assets, end of period ($ x 1,000)	7,356		3,569	979	203	26		13

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
f Amount represents less than .01%.
See notes to financial statements.

The Funds 123

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	16.98		15.09	12.99	13.14	10.92	10.00
Investment Operations:
Investment income (loss)—net[b]	(.01)		.07	.12	.05	.04	.01
Net realized and unrealized
gain (loss) on investments	.56		2.82	2.19	(.02)	2.31	.95
Total from Investment Operations	.55		2.89	2.31	.03	2.35	.96
Distributions:
Dividends from investment income—net	—		(.08)	(.21)	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	(4.35)		(.92)	—	—	(.09)	(.03)
Total Distributions	(4.35)		(1.00)	(.21)	(.18)	(.13)	(.04)
Net asset value, end of period	13.18		16.98	15.09	12.99	13.14	10.92
Total Return (%)	5.39	[c]	19.84	18.07	.34	21.41	9.65	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	[d]	.91	.92	.92	.92	1.07	[d]
Ratio of net expenses to average net assets	.94	[d]	.91	.92	.92	.92	.92	[d]
Ratio of net investment income (loss)
to average net assets	(.07)[d]		.46	.83	.38	.29	.06	[d]
Portfolio Turnover Rate	55.40	[c]	144.87	169.30	149.30	107.81	109.25	[c]
Net Assets, end of period ($ x 1,000)	363,981		411,334	464,031	526,484	510,512	222,034

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Not annualized.
[d] Annualized.
See notes to financial statements.

124

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	(Unaudited)		2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	16.88		15.02	12.94	13.11	10.89	10.00
Investment Operations:
Investment income (loss)—net[b]	(.02)		(.00)[c]	.09	.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	.56		2.84	2.17	(.01)	2.30	.92
Total from Investment Operations	.54		2.84	2.26	(.01)	2.31	.93
Distributions:
Dividends from investment income—net	—		(.06)	(.18)	(.16)	—	(.01)
Dividends from net realized gain on investments	(4.35)		(.92)	—	—	(.09)	(.03)
Total Distributions	(4.35)		(.98)	(.18)	(.16)	(.09)	(.04)
Net asset value, end of period	13.07		16.88	15.02	12.94	13.11	10.89
Total Return (%)	5.35	[d]	19.53	17.65	.08	21.14	9.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	[e]	1.17	1.17	1.17	1.20	2.35	[e]
Ratio of net expenses to average net assets	1.19	[e]	1.17	1.17	1.17	1.20	1.20	[e]
Ratio of net investment income (loss)
to average net assets	(.30)[e]		(.03)	.64	.04	.06	.08	[e]
Portfolio Turnover Rate	55.40	[d]	144.87	169.30	149.30	107.81	109.25	[d]
Net Assets, end of period ($ x 1,000)	1,866		3,088	439	957	507	16

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

The Funds 125

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.72		11.14	9.29	9.94	9.38	10.12
Investment Operations:
Investment income—net[a]	.04		.21	.19	.22	.22	.18
Net realized and unrealized
gain (loss) on investments	(.36)		1.57	1.98	(.54)	.55	(.67)
Total from Investment Operations	(.32)		1.78	2.17	(.32)	.77	(.49)
Distributions:
Dividends from investment income—net	(.19)		(.20)	(.32)	(.33)	(.21)	(.25)
Net asset value, end of period	12.21		12.72	11.14	9.29	9.94	9.38
Total Return (%)	(2.40)[b]		16.11	23.74	(2.98)	8.05	(5.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	[c]	1.03	1.05	1.04	1.02	1.09
Ratio of net expenses to average net assets	1.04	[c]	1.03	1.05	1.04	1.02	1.09
Ratio of net investment income
to average net assets	.63	[c]	1.64	1.77	2.35	2.07	1.79
Portfolio Turnover Rate	36.51	[b]	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	960,507		990,119	519,964	549,601	879,450	996,647

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

126

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.50		11.82	9.84	10.51	9.92	10.69
Investment Operations:
Investment income—net[a]	.02		.19	.17	.18	.21	.16
Net realized and unrealized
gain (loss) on investments	(.38)		1.67	2.10	(.54)	.56	(.70)
Total from Investment Operations	(.36)		1.86	2.27	(.36)	.77	(.54)
Distributions:
Dividends from investment income—net	(.17)		(.18)	(.29)	(.31)	(.18)	(.23)
Net asset value, end of period	12.97		13.50	11.82	9.84	10.51	9.92
Total Return (%)	(2.54)[b]		15.85	23.36	(3.20)	7.67	(5.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	[c]	1.28	1.30	1.29	1.27	1.34
Ratio of net expenses to average net assets	1.29	[c]	1.28	1.30	1.29	1.27	1.34
Ratio of net investment income
to average net assets	.25	[c]	1.38	1.51	1.85	1.79	1.46
Portfolio Turnover Rate	36.51	[b]	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	14,897		8,952	4,432	4,116	6,157	4,319

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 127

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	10.98		9.11	9.19	10.65	10.02	8.71
Investment Operations:
Investment income—net[a]	.00	[b]	.10	.12	.12	.14	.08
Net realized and unrealized
gain (loss) on investments	(1.26)		1.88	(.10)	(1.16)	.54	1.31
Total from Investment Operations	(1.26)		1.98	.02	(1.04)	.68	1.39
Distributions:
Dividends from investment income—net	(.13)		(.11)	(.10)	(.11)	(.05)	(.08)
Dividends from net realized gain on investments	—		—	—	(.31)	—	—
Total Distributions	(.13)		(.11)	(.10)	(.42)	(.05)	(.08)
Net asset value, end of period	9.59		10.98	9.11	9.19	10.65	10.02
Total Return (%)	(11.40)[c]		21.82	.09	(9.55)	6.77	15.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	[d]	1.42	1.41	1.40	1.41	1.54
Ratio of net expenses to average net assets	1.42	[d]	1.42	1.41	1.40	1.41	1.54
Ratio of net investment income
to average net assets	.09	[d]	1.04	1.19	1.21	1.20	.85
Portfolio Turnover Rate	37.06	[c]	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	1,510,143		2,046,317	1,830,754	2,138,311	2,352,233	1,796,274
a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

128

			Investor Shares
	Six Months Ended
	February 28, 2015		Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.25	9.33	9.41	10.91	10.27	8.94
Investment Operations:
Investment income (loss)—net[a]	(.01)	.09	.09	.09	.13	.06
Net realized and unrealized
gain (loss) on investments	(1.29)	1.91	(.10)	(1.19)	.55	1.33
Total from Investment Operations	(1.30)	2.00	(.01)	(1.10)	.68	1.39
Distributions:
Dividends from investment income—net	(.12)	(.08)	(.07)	(.09)	(.04)	(.06)
Dividends from net realized gain on investments	—	—	—	(.31)	—	—
Total Distributions	(.12)	(.08)	(.07)	(.40)	(.04)	(.06)
Net asset value, end of period	9.83	11.25	9.33	9.41	10.91	10.27
Total Return (%)	(11.55)[b]	21.57	(.19)	(9.86)	6.59	15.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67 [c]	1.67	1.65	1.65	1.67	1.77
Ratio of net expenses to average net assets	1.67 [c]	1.67	1.65	1.65	1.67	1.77
Ratio of net investment income (loss)
to average net assets	(.14)[c]	.90	.90	.87	1.10	.54
Portfolio Turnover Rate	37.06 [b]	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	22,994	22,947	10,864	16,326	22,027	7,091

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 129

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon International	February 28, 2015			Year Ended August 31,
Appreciation Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.90		12.38	10.80	11.31	10.54	11.35
Investment Operations:
Investment income—net[a]	.07		.38	.27	.28	.36	.26
Net realized and unrealized
gain (loss) on investments	(.17)		1.42	1.69	(.39)	.68	(.73)
Total from Investment Operations	(.10)		1.80	1.96	(.11)	1.04	(.47)
Distributions:
Dividends from investment income—net	(.40)		(.28)	(.38)	(.40)	(.27)	(.34)
Net asset value, end of period	13.40		13.90	12.38	10.80	11.31	10.54
Total Return (%)	(.53)[b]		14.65	18.39	(.55)	9.75	(4.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.81	.83	.83	.70	.68
Ratio of net expenses to average net assets	.80	[c]	.81	.83	.83	.70	.66
Ratio of net investment income
to average net assets	1.04	[c]	2.78	2.27	2.66	2.94	2.29
Portfolio Turnover Rate	8.82	[b]	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	110,457		111,225	98,361	119,730	198,122	218,067

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

130

				Investor Shares
	Six Months Ended
BNY Mellon International	February 28, 2015			Year Ended August 31,
Appreciation Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.74		12.24	10.68	11.19	10.43	11.24
Investment Operations:
Investment income—net[a]	.05		.34	.25	.27	.33	.23
Net realized and unrealized
gain (loss) on investments	(.17)		1.41	1.66	(.41)	.67	(.72)
Total from Investment Operations	(.12)		1.75	1.91	(.14)	1.00	(.49)
Distributions:
Dividends from investment income—net	(.36)		(.25)	(.35)	(.37)	(.24)	(.32)
Net asset value, end of period	13.26		13.74	12.24	10.68	11.19	10.43
Total Return (%)	(.65)[b]		14.39	18.13	(.85)	9.50	(4.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	[c]	1.06	1.08	1.09	.95	.93
Ratio of net expenses to average net assets	1.05	[c]	1.06	1.08	1.09	.95	.90
Ratio of net investment income
to average net assets	.79	[c]	2.52	2.08	2.52	2.75	2.08
Portfolio Turnover Rate	8.82	[b]	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	5,318		5,310	4,773	4,032	4,019	3,462

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon International Equity Income Fund	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	14.82		13.81	12.87	12.50
Investment Operations:
Investment income—net[b]	.14		.75	.64	.65
Net realized and unrealized
gain (loss) on investments	(1.20)		.90	.87	(.02)
Total from Investment Operations	(1.06)		1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.30)		(.64)	(.57)	(.26)
Net asset value, end of period	13.46		14.82	13.81	12.87
Total Return (%)	(7.17)[c]		12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	[d]	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.07	[d]	1.08	1.15	1.20	[d]
Ratio of net investment income
to average net assets	2.07	[d]	5.13	4.57	7.38	[d]
Portfolio Turnover Rate	38.30	[c]	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	319,941		341,645	165,132	81,034

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding.
c Not annualized.
[d] Annualized.
See notes to financial statements.

132

			Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon International Equity Income Fund	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	14.89		13.89	12.88	12.50
Investment Operations:
Investment income—net[b]	.10		.50	.98	.65
Net realized and unrealized
gain (loss) on investments	(1.18)		1.11	.49	(.04)
Total from Investment Operations	(1.08)		1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.29)		(.61)	(.46)	(.23)
Net asset value, end of period	13.52		14.89	13.89	12.88
Total Return (%)	(7.34)[c]		11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	[d]	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.34	[d]	1.36	1.42	1.45	[d]
Ratio of net investment income
to average net assets	1.37	[d]	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	38.30	[c]	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	3,268		919	51	10

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding.
c Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 133

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.57		11.68	10.97	10.63	9.85	9.44
Investment Operations:
Investment income—net[a]	.12		.17	.19	.17	.16	.19
Net realized and unrealized
gain (loss) on investments	.22		1.67	.81	.43	.83	.46
Total from Investment Operations	.34		1.84	1.00	.60	.99	.65
Distributions:
Dividends from investment income—net	(.24)		(.26)	(.26)	(.21)	(.21)	(.24)
Dividends from net realized gain on investments	(.46)		(.69)	(.03)	(.05)	—	—
Total Distributions	(.70)		(.95)	(.29)	(.26)	(.21)	(.24)
Net asset value, end of period	12.21		12.57	11.68	10.97	10.63	9.85
Total Return (%)	2.90	[b]	16.25	9.20	5.72	10.00	6.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.35	[d]	.35	.37	.37	.53	.57
Ratio of net expenses to average net assets [c]	.25	[d]	.26	.25	.27	.53	.57
Ratio of net investment income
to average net assets [c]	1.89	[d]	1.43	1.69	1.59	1.49	1.78
Portfolio Turnover Rate	15.27	[b]	48.28	27.39 [e]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	503,743		493,660	411,214	392,948	365,661	335,138

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.
See notes to financial statements.

134

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.64		11.74	11.03	10.69	9.90	9.50
Investment Operations:
Investment income—net[a]	.10		.14	.17	.14	.14	.17
Net realized and unrealized
gain (loss) on investments	.23		1.68	.80	.43	.83	.44
Total from Investment Operations	.33		1.82	.97	.57	.97	.61
Distributions:
Dividends from investment income—net	(.22)		(.23)	(.23)	(.18)	(.18)	(.21)
Dividends from net realized gain on investments	(.46)		(.69)	(.03)	(.05)	—	—
Total Distributions	(.68)		(.92)	(.26)	(.23)	(.18)	(.21)
Net asset value, end of period	12.29		12.64	11.74	11.03	10.69	9.90
Total Return (%)	2.83	[b]	15.96	8.86	5.44	9.77	6.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.60	[d]	.61	.62	.62	.78	.82
Ratio of net expenses to average net assets [c]	.51	[d]	.52	.50	.53	.78	.82
Ratio of net investment income
to average net assets [c]	1.59	[d]	1.17	1.45	1.28	1.23	1.54
Portfolio Turnover Rate	15.27	[b]	48.28	27.39 [e]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	7,065		8,338	4,939	5,091	4,265	4,015

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
[d] Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.
See notes to financial statements.

The Funds 135

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund; and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, and Geneva Capital Management LLC (“Geneva”) serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

136

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hier-archy.Valuation techniques used to value the each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Funds 137

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset val-

ues, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2015 in valuing each fund’s investments.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

138

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—Domestic
Common Stocks †	466,369,894	—	—	—	—	—	466,369,894
Equity Securities—Foreign
Common Stocks †	2,147,679	—	—	—	—	—	2,147,679
Mutual Funds	1,124,112	—	—	—	—	—	1,124,112
BNY Mellon Large Cap
Market Opportunities Fund
Equity Securities—Domestic
Common Stocks †	72,963,353	—	—	—	—	—	72,963,353
Equity Securities—Foreign
Common Stocks †	2,363,522	—	—	—	—	—	2,363,522
Mutual Funds	88,919,869	—	—	—	—	—	88,919,869
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks †	299,801,866	—	—	—	—	—	299,801,866
Equity Securities—Foreign
Common Stocks †	4,070,368	—	—	—	—	—	4,070,368
Mutual Funds	175,638,928	—	—	—	—	—	175,638,928
BNY Mellon Income
Stock Fund
Equity Securities—Domestic
Common Stocks †	1,162,645,596	—	—	—	—	—	1,162,645,596
Equity Securities—Domestic
Preferred Stocks †	11,853,482	—	—	—	—	—	11,853,482
Equity Securities—Foreign
Common Stocks †	42,252,550	—	—	—	—	—	42,252,550
Mutual Funds	43,083,789	—	—	—	—	—	43,083,789
Other Financial Instruments:
Options Written	—	(168,484)	—	—	—	—	(168,484)
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks †	2,082,242,236	—	—	—	—	—	2,082,242,236
Equity Securities—Foreign
Common Stocks †	41,695,812	—	—	—	—	—	41,695,812
Exchange-Traded Funds	16,813,219	—	—	—	—	—	16,813,219
Mutual Funds	88,914,865	—	—	—	—	—	88,914,865
Rights †	826	—	—	—	—	—	826

The Funds 139

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks †	354,771,831	—	—	—	—	—	354,771,831
Equity Securities—Foreign
Common Stocks †	18,207,154	—	—	—	—	—	18,207,154
Exchange-Traded Funds	10,931,746	—	—	—	—	—	10,931,746
Mutual Funds	264,447,514	—	—	—	—	—	264,447,514
BNY Mellon Focused
Equity Opportunities Fund
Equity Securities—Domestic
Common Stocks †	603,220,515	—	—	—	—	—	603,220,515
Equity Securities—Foreign
Common Stocks †	33,085,485	—	—	—	—	—	33,085,485
Mutual Funds	5,509,121	—	—	—	—	—	5,509,121
BNY Mellon Small/Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks †	343,059,234	—	—	—	—	—	343,059,234
Equity Securities—Foreign
Common Stocks †	16,274,825	—	—	—	—	—	16,274,825
Exchange-Traded Funds	3,353,472	—	—	—	—	—	3,353,472
Mutual Funds	15,882,971	—	—	—	—	—	15,882,971
BNY Mellon
International Fund
Equity Securities—Foreign
Common Stocks †	938,561,565	—	—	—	—	—	938,561,565
Equity Securities—Foreign
Preferred Stocks †	13,051,000	—	—	—	—	—	13,051,000
Exchange-Traded Funds	32,219,357	—	—	—	—	—	32,219,357
Mutual Funds	10,018,314	—	—	—	—	—	10,018,314
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	2,316	(2,519)	—	—	(203)
BNY Mellon
Emerging Markets Fund
Equity Securities—Foreign
Common Stocks †	1,399,087,849	—	14,423,234	††† —	—	—	1,413,511,083
Equity Securities—Foreign
Preferred Stocks †	79,147,871	—	—	—	—	—	79,147,871
Exchange-Traded Funds	6,371,451	—	—	—	—	—	6,371,451
Mutual Funds	17,887,883	—	—	—	—	—	17,887,883
Rights †	7,090	—	—	—	—	—	7,090
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	3,695	(84,264)	—	—	(80,569)

140

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks †	114,149,981	—	—	—	—	—	114,149,981
Mutual Funds	943,136	—	—	—	—	—	943,136
U.S. Treasury	—	—	89,994	—	—	—	89,994
Other Financial Instruments:
Financial Futures††	41,601	—	—	—	—	—	41,601
BNY Mellon International
Equity Income Fund
Equity Securities—Foreign
Common Stocks †	307,834,029	—	—	—	—	—	307,834,029
Equity Securities—Foreign
Preferred Stocks †	3,687,010	—	—	—	—	—	3,687,010
Exchange-Traded Funds	8,463,000	—	—	—	—	—	8,463,000
Mutual Funds	4,163,241	—	—	—	—	—	4,163,241
Rights †	39,886	—	—	—	—	—	39,886
BNY Mellon
Asset Allocation Fund
Asset—Backed	—	—	372,195	—	—	—	372,195
Commercial Mortgage—Backed	—	—	707,188	—	—	—	707,188
Corporate Bonds†	—	—	24,564,156	—	—	—	24,564,156
Equity Securities—Domestic
Common Stocks †	95,903,674	—	—	—	—	—	95,903,674
Exchange-Traded Funds	502,424	—	—	—	—	—	502,424
Foreign Government	—	—	1,240,178	—	—	—	1,240,178
Municipal Bonds	—	—	4,251,477	—	—	—	4,251,477
Mutual Funds	348,961,251	—	—	—	—	—	348,961,251
U.S. Government Agencies/
Mortgage—Backed	—	—	18,487,460	—	—	—	18,487,460
U.S. Treasury	—	—	15,603,073	—	—	—	15,603,073

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
†††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
See note above for additional information.

The Funds 141

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2015.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$2,896
BNY Mellon Large Cap
Market Opportunities Fund	1,204
BNY Mellon Tax—Sensitive
Large Cap Multi—Strategy Fund	1,422
BNY Mellon Income Stock Fund	14,015
BNY Mellon Mid Cap
Multi-Strategy Fund	32,692
BNY Mellon Small Cap
Multi-Strategy Fund	23,129
BNY Mellon Focused
Equity Opportunities Fund	2
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	7,598
BNY Mellon Asset Allocation Fund	601

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2015.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign

142

Table 3—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2015	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,762,927		37,590,309	39,353,236	—	—	—		—	—
Dreyfus Institutional Cash
Advantage Fund	—		9,613,122	8,489,010	—	—	1,124,112.2			—
Total	1,762,927		47,203,431	47,842,246	—	—	1,124,112.2			—
BNY Mellon
Large Cap Market
Opportunities Fund
BNY Mellon Income
Stock Fund, CI. M	26,709,319		—	2,012,405	177,539	(1,876,740)	22,997,713		13.9	2,842,272
Dreyfus Institutional
Cash Advantage Fund	1,218,848		8,840,370	10,059,218	—	—	—		—	—
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,186,380		22,694,977	23,471,811	—	—	409,546.2			543
Dreyfus Research
Growth Fund, Cl. Y	41,747,965		—	6,119,555	152,327	417,275	36,198,012		22.0	1,734,733
Dreyfus Strategic
Value Fund, Cl. Y	34,836,324		—	3,571,553	298,111	(2,248,284)	29,314,598		17.8	3,489,914
Total	105,698,836		31,535,347	45,234,542	627,977	(3,707,749) 88,919,869			53.9	8,067,462
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
BNY Mellon Income
Stock Fund, Cl. M	57,076,741		—	—	—	(3,732,382)	53,344,359		11.1	6,356,535
Dreyfus Institutional
Cash Advantage Fund	—		13,548,631	13,340,990	—	—	207,641.0			—
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,308,884		37,654,786	36,866,519	—	—	2,097,151.4			2,155
Dreyfus Research
Growth Fund, Cl. Y	64,538,184		—	—	—	1,171,783	65,709,967		13.7	2,825,348
Dreyfus Strategic
Value, Cl. Y	57,593,596		—	—	—	(3,313,786)	54,279,810		11.3	6,145,350
Total	180,517,405		51,203,417	50,207,509	—	(5,874,385)175,638,928			36.5	15,329,388
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	22,923,853		219,800,832	205,319,565	—	—	37,405,120		3.0	—
Dreyfus Institutional Cash
Advantage Fund	—		140,516,343	134,837,674	—	—	5,678,669.5			—
Total	22,923,853		360,317,175	340,157,239	—	—	43,083,789		3.5	—

The Funds 143

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2015	($)	Assets (%)	Distributions ($)
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	26,314,856		231,469,739	218,004,691	—	—	39,779,904		1.8	—
Dreyfus Institutional Cash
Advantage Fund	26,858,910		276,632,277	254,356,226	—	—	49,134,961		2.2	—
Total	53,173,766		508,102,016	472,360,917	—	—	88,914,865		4.0	—
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,423,278		42,300,969	40,136,470	—	—	5,587,777		1.4	—
Dreyfus Institutional Cash
Advantage Fund	22,096,154		106,257,321	107,493,738	—	—	20,859,737		5.4	—
Total	25,519,432		148,558,290	147,630,208	—	—	26,447,514		6.8	—
BNY Mellon Focused
Equity Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,904,985		59,639,048	57,314,558	—	—	5,229,475.8			—
Dreyfus Institutional Cash
Advantage Fund	—		290,983	11,337	—	—	279,646.1			—
Total	2,904,985		59,930,031	57,325,895	—	—	5,509,121.9			—
BNY Mellon
Small/Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	5,606,774		54,589,999	55,624,229	—	—	4,572,544		1.3	—
Dreyfus Institutional Cash
Advantage Fund	15,829,594		76,258,867	80,778,034	—	—	11,310,427		3.1	—
Total	21,436,368		130,848,866	136,402,263	—	—	15,882,971		4.4	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	14,680,791		119,835,221	124,497,698	—	—	10,018,314		1.0	—
BNY Mellon
Emerging Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	19,099,791		241,618,211	242,830,119	—	—	17,887,883		1.1	—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,288,421		13,112,679	14,457,964	—	—	943,136.8			—

144

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2015	($)	Assets (%)	Distributions ($)
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,435,128		94,158,496	93,430,383	—	—	4,163,241		1.3	—
BNY Mellon
Asset Allocation Fund
BNY Mellon Corporate
Bond Fund, CI. M	11,298,530		149,873	—	—	(8,048)	11,440,355		2.2	179,026
BNY Mellon Emerging
Markets Fund, CI. M	40,292,594		1,846,440	10,269,000	(1,135,714)	(3,520,751)	27,213,569		5.3	346,441
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	39,365,337		10,120,324	5,031,000	(563,769)	(4,904,772)	38,986,120		7.6	7,109,323
BNY Mellon Income
Stock Fund, CI. M	22,361,095		2,462,060	—	—	(1,390,946)	23,432,209		4.6	2,509,984
BNY Mellon Intermediate
Bond Fund, CI. M	23,230,778		169,945	—	—	(36,200)	23,364,523		4.6	197,476
BNY Mellon International
Fund, CI. M	24,109,035		356,707	—	—	(935,507)	23,530,235		4.6	356,708
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	23,926,427		9,509,141	—	—	561,942	33,997,510		6.7	1,913,140
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	9,942,881		31,915	5,787,000	(83,281)	68,566	4,173,081		0.8	36,473
BNY Mellon Small/Mid
Cap Multi-Strategy
Fund, CI. M	7,932,152		2,030,172	—	—	(1,603,052)	8,359,272		1.6	2,030,173
Dreyfus Floating Rate
Income Fund, CI. Y	9,609,754		212,164	—	—	(128,653)	9,693,265		1.9	212,164
Dreyfus Global Real
Estate Securities
Fund, CI. Y	7,447,751		224,324	—	—	235,015	7,907,090		1.5	224,323
Dreyfus High Yield
Fund, CI. I	6,958,949		7,387,640	—	—	(86,703)	14,259,886		2.8	301,432
Dreyfus Inflation Adjusted
Securities Fund, Cl. Y	5,542,001		18,813	5,413,948	(570,076)	423,210	—		—	21,649
Dreyfus Institutional
Cash Advantage Fund	286,200		3,695,375	3,593,075	—	—	388,500.1			—
Dreyfus Institutional
Preferred Plus Money
Market Fund	8,543,763		36,158,134	33,381,654	—	—	11,320,243		2.2	3,939
Dreyfus Research Growth
Fund, CI. Y	7,512,435		328,878	—	—	147,595	7,988,908		1.6	328,879
Dreyfus Select Managers
Small Cap Growth
Fund, CI. Y	11,592,369		4,323,931	—	—	218,000	16,134,300		3.2	1,181,931

The Funds 145

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2015	($)	Assets (%)	Distributions ($)
BNY Mellon
Asset Allocation
Fund (continued)
Dreyfus Select Managers
Small Cap Value
Fund, CI. Y	10,362,960		4,348,501	—	—	(937,326)	13,774,135		2.7	1,535,501
Dreyfus U.S. Equity
Fund, CI. Y	9,769,812		533,593	—	—	(76,085)	10,227,320		2.0	533,593
Dreyfus/Newton
International Equity
Fund, CI. Y	11,620,052		552,482	—	—	(490,701)	11,681,833		2.3	552,482
Dynamic Total Return
Fund, CI. Y	7,567,657		—	—	—	515,866	8,083,523		1.6	—
Global Stock Fund, CI. Y	17,160,762		187,479	4,845,000	1,403,253	(1,578,494)	12,328,000		2.4	187,479
Total	316,433,294		84,647,891	68,320,677	(949,587)	(13,527,044)318,283,877			62.3	19,762,116

† Includes reinvested dividends/distributions.

markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund,

146

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2015, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2014.

Table 4—Capital Loss Carryover

					Post-Enactment	Post-Enactment
					Short-Term	Long-Term
	2017	($)†	2018	($)†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon International Fund	91,594,920		462,294,170		—	—	553,889,090
BNY Mellon Emerging Markets Fund	—		—		46,790,492	130,757,657	177,548,149
BNY Mellon International Appreciation Fund	15,657,135		—		603,312	25,572,630	41,833,077
BNY Mellon International Equity Income Fund	—		—		3,755,809	—	3,755,809

†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
††† Post-enactment long-term losses which can be carried forward for an unlimited period.

The Funds 147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 5 summarizes each relevent fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2015, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon Large Cap Stock Fund was approximately $219,900, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon Focused Equity Opportunities Fund was approximately $500,000, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon International Fund was approximately $538,100, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon Emerging Markets Fund was approximately $2,970,200, with a related weighted average annualized interest rate of 1.11%.

Table 5—Tax Character of Distributions Paid

	Ordinary Income ($)	Long-Term Capital Gains ($)
	2014	2014
BNY Mellon Large Cap Stock Fund	44,455,863	245,290,931
BNY Mellon Large Cap Market Opportunities Fund	3,336,229	14,642,461
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	27,437,989	2,676,918
BNY Mellon Income Stock Fund	38,828,091	22,776,785
BNY Mellon Mid Cap Multi-Strategy Fund	58,619,743	31,868,603
BNY Mellon Focused Equity Opportunities Fund	7,358,968	40,954,447
BNY Mellon Small/Mid Cap Multi-Strategy Fund	4,047,781	25,458,603
BNY Mellon International Fund	9,492,739	—
BNY Mellon Emerging Markets Fund	21,212,224	—
BNY Mellon International Appreciation Fund	2,300,344	—
BNY Mellon International Equity Income Fund	10,151,192	—
BNY Mellon Asset Allocation Fund	12,044,550	21,731,560

148

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon International Appreciation Fund was approximately $24,300, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 for BNY Mellon International Equity Income Fund was approximately $152,500, with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2014 through December 31, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of none of the classes (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $241,204 during the period ended February 28, 2015.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

The Funds 149

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to separate sub-investment advisory agreements between Dreyfus and Robeco and Geneva, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 28, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$15,308
BNY Mellon Large Cap Market
Opportunities Fund	1,394
BNY Mellon Tax-Sensitive Large
Cap Multi-Strategy Fund	5,078
BNY Mellon Income Stock Fund	16,900
BNY Mellon Mid Cap Multi-Strategy Fund	68,339
BNY Mellon Small Cap Multi-Strategy Fund	15,497
BNY Mellon Focused Equity
Opportunities Fund	7,774
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	3,051
BNY Mellon International Fund	15,894
BNY Mellon Emerging Markets Fund	30,665
BNY Mellon International Appreciation Fund	6,402
BNY Mellon International Equity Income Fund	3,587
BNY Mellon Asset Allocation Fund	9,529

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

150

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2015 pursuant to the custody agreement.

Table 7—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	40	(2)
BNY Mellon Large Cap Market Opportunities Fund	10	(1)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	12	(1)
BNY Mellon Income Stock Fund	45	(2)
BNY Mellon Mid Cap Multi-Strategy Fund	607	(25)
BNY Mellon Small Cap Multi-Strategy Fund	241	(10)
BNY Mellon Focused Equity Opportunities Fund	22	(1)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	26	(1)
BNY Mellon International Fund	57	(2)
BNY Mellon Emerging Markets Fund	83	(3)
BNY Mellon International Appreciation Fund	101	(4)
BNY Mellon International Equity Income Fund	15	(1)
BNY Mellon Asset Allocation Fund	15	(1)

Table 8—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$29,059
BNY Mellon Large Cap
Market Opportunities Fund	6,410
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	6,114
BNY Mellon Income Stock Fund	41,611
BNY Mellon Mid Cap
Multi-Strategy Fund	68,824
BNY Mellon Small Cap
Multi-Strategy Fund	40,505
BNY Mellon Focused Equity
Opportunities Fund	26,588
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	61,296
BNY Mellon International Fund	164,797
BNY Mellon Emerging Markets Fund	1,013,388
BNY Mellon International
Appreciation Fund	4,568
BNY Mellon International
Equity Income Fund	73,759
BNY Mellon Asset Allocation Fund	10,315

The Funds 151

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff during the period ended February 28, 2015.

Table 9—Chief Compliance Officer Fees
BNY Mellon Large Cap Stock Fund	$5,456
BNY Mellon Large Cap Market
Opportunities Fund	7,639
BNY Mellon Tax-Sensitive Large
Cap Multi-Strategy Fund	7,639
BNY Mellon Income Stock Fund	5,456
BNY Mellon Mid Cap
Multi-Strategy Fund	8,730
BNY Mellon Small Cap
Multi-Strategy Fund	5,456
BNY Mellon Focused Equity
Opportunities Fund	5,456
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	5,456
BNY Mellon International Fund	5,456
BNY Mellon Emerging Markets Fund	5,456
BNY Mellon International
Appreciation Fund	5,456
BNY Mellon International
Equity Income Fund	5,456
BNY Mellon Asset Allocation Fund	6,548

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended February 28, 2015.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2015 is discussed below.

Master Netting Arrangements: Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its OTC

Table 10—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	231,249	2,293	26,115	1,912	—
BNY Mellon Large Cap Market Opportunities Fund	50,936	318	4,992	2,676	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	182,821	782	7,200	2,676	—
BNY Mellon Income Stock Fund	623,338	2,698	25,601	1,912	—
BNY Mellon Mid Cap Multi-Strategy Fund	1,233,732	11,111	40,000	3,058	—
BNY Mellon Small Cap Multi-Strategy Fund	248,050	2,460	27,532	1,912	—
BNY Mellon Focused Equity Opportunities Fund	336,794	1,360	16,821	1,912	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	208,044	334	25,080	1,912	—
BNY Mellon International Fund	613,776	2,783	80,838	1,912	—
BNY Mellon Emerging Markets Fund	1,349,392	4,534	640,185	1,912	—
BNY Mellon International Appreciation Fund	43,617	1,001	3,785	1,912	—
BNY Mellon International Equity Income Fund	203,070	623	48,050	1,912	—
BNY Mellon Asset Allocation Fund	106,964	1,363	8,003	2,294	(30,800)

152

Table 11—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	139,518,402	177,630,027
BNY Mellon Large Cap Market Opportunities Fund	18,846,595	47,450,108
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	27,935,685	33,879,333
BNY Mellon Income Stock Fund	375,995,335	429,048,914
BNY Mellon Mid Cap Multi-Strategy Fund	848,054,425	772,091,311
BNY Mellon Small Cap Multi-Strategy Fund	171,715,756	159,876,342
BNY Mellon Focused Equity Opportunities Fund	214,176,666	277,042,720
BNY Mellon Small/Mid Cap Multi-Strategy Fund	210,277,459	274,725,392
BNY Mellon International Fund	378,852,500	342,425,685
BNY Mellon Emerging Markets Fund	637,437,436	927,262,116
BNY Mellon International Appreciation Fund	11,286,983	9,744,009
BNY Mellon International Equity Income Fund	135,239,460	121,779,148
BNY Mellon Asset Allocation Fund	88,137,582	74,432,986

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 28, 2015 are set forth in the Statements of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

The Funds 153

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.

Table 12—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2014	3,480	96,488
Contracts written	16,774	1,305,957
Contracts terminated:
Contracts closed	6,149	536,873	820,947	(284,074)
Contracts expired	9,317	609,724	—	609,724
Contracts exercised	3,725	186,443
Total contracts terminated	19,191	1,333,040	820,947	325,650
Contracts outstanding February 28, 2015	1,063	69,405

There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Table 12 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended February 28, 2015.

Forward Foreign Currency Exchange Contracts:

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies.When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each

154

fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 28, 2015, there were no forward contracts out-

standing for BNY Mellon International Equity Income Fund. Table 13 summarizes open forward contracts for each relevant fund at February 28, 2015.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 13—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Japanese Yen,
Expiring:
3/2/2015 [a]	61,508,019	516,089	514,174	(1,915)
3/3/2015 [a]	35,480,449	297,201	296,597	(604)
Sales:		Proceeds ($)
Euro,
Expiring
3/2/2015 [b]	1,111,377	1,245,996	1,243,680	2,316
Gross Unrealized Appreciation				2,316
Gross Unrealized Depreciation				(2,519)

Counterparties:
a Morgan Stanley Capital Services
b Northern Trust

The Funds 155

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real,
Expiring
3/2/2015 [a]	868,061	302,593	305,790	3,197
Hong Kong Dollar,
Expiring
3/2/2015 [a]	163,498,111	21,085,523	21,080,754	(4,769)
Taiwan New Dollar,
Expiring:
3/2/2015 [b]	10,925,044	347,378	347,876	498
3/3/2015 [b]	432,078	13,769	13,758	(11)
Sales:		Proceeds ($)
Brazilian Real,
Expiring
3/4/2015 [a]	3,807,848	1,284,699	1,341,382	(56,683)
South Korean Won,
Expiring:
3/2/2015 [b]	1,436,484,970	1,305,065	1,308,811	(3,746)
3/3/2015 [b]	1,928,882,213	1,750,029	1,757,443	(7,414)
Taiwan New Dollar,
Expiring
3/2/2015 [b]	34,192,329	1,085,505	1,088,754	(3,249)
Thai Baht,
Expiring:
3/3/2015 [b]	119,824,062	3,699,987	3,706,281	(6,294)
3/5/2015 [b]	33,804,646	1,043,514	1,045,612	(2,098)
Gross Unrealized Appreciation				3,695
Gross Unrealized Depreciation				(84,264)

Counterparties:
a Citigroup
b HSBC

156

Table 14 summarizes each relevant fund’s derivatives	Agreements and net of related collateral received or
assets and liabilities (by type) on a gross basis, and net of	pledged, if any, as of February 28, 2015.
amounts available for offsetting under Master

Table 14—Derivatives of Assets and Liabilities subject to Master Agreements

BNY Mellon International Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,316	(2,519)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	2,316	(2,519)
Derivatives not subject to Master Agreements	—	—
Total gross amount of assets and liabilities
subject to Master Agreements	2,316	(2,519)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2015:

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Assets ($)[1]	Available for Offset ($)	Received ($)	Assets ($)

Northern Trust	2,316	—	—	2,316

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)	Liabilities ($)

Morgan Stanley Capital Services	(2,519)	—	—	(2,519)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The Funds 157

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 14—Derivatives of Assets and Liabilities subject to Master Agreements (continued)

BNY Mellon Emerging Markets Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	3,695	(84,264)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	3,695	(84,264)
Derivatives not subject to Master Agreements	—	—
Total gross amount of assets and liabilities
subject to Master Agreements	3,695	(84,264)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2015:

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Assets ($)[1]	Available for Offset ($)	Received ($)	Assets ($)
Citigroup	3,197	(3,197)	—	—
HSBC	498	(498)	—	—
Total	3,695	(3,695)	—	—

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(61,452)	3,197	—	(58,255)
HSBC	(22,812)	498	—	(22,314)
Total	(84,264)	3,695	—	(80,569)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

158

Table 15 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2015.

Table 16 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2015.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 15—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	297,691
BNY Mellon International Fund
Forward contracts	5,381,443
BNY Mellon Emerging Markets Fund
Forward contracts	15,982,254
BNY Mellon International Appreciation Fund
Equity financial futures	2,227,864
BNY Mellon International Equity Income Fund
Forward contracts	4,476,636

Table 16—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	98,255,089	5,999,617	92,255,472
BNY Mellon Large Cap Market Opportunities Fund	35,007,926	554,814	34,453,112
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	124,811,334	1,087,965	123,723,369
BNY Mellon Income Stock Fund	245,951,315	13,946,469	232,004,846
BNY Mellon Mid Cap Multi-Strategy Fund	594,656,380	14,329,923	580,326,457
BNY Mellon Small Cap Multi-Strategy Fund	68,449,759	9,311,366	59,138,393
BNY Mellon Focused Equity Opportunities Fund	145,455,447	5,553,481	139,901,966
BNY Mellon Small/Mid Cap Multi-Strategy Fund	59,088,681	7,265,960	51,822,721
BNY Mellon International Fund	44,514,399	91,616,131	(47,101,732)
BNY Mellon Emerging Markets Fund	204,162,623	154,620,944	49,541,679
BNY Mellon International Appreciation Fund	19,646,832	35,992,476	(16,345,644)
BNY Mellon International Equity Income Fund	28,085,759	16,470,787	11,614,972
BNY Mellon Asset Allocation Fund	68,796,425	2,467,031	66,329,394

The Funds 159

INFORMATION ABOUT THE APPROVAL OF THE
NEW GENEVA SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of BNY Mellon Funds Trust (the “Trust”) held on September 8-9, 2014 (the “September Meeting”), the Board discussed the Transaction (as defined below) with representatives of the BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the investment adviser (the “Adviser”) for BNY Mellon Mid Cap Multi-Strategy Fund (the “Fund”), a series of the Trust. The transaction pertains to the then-pending acquisition by Henderson Global Investors (“Henderson”) of the entire issued share capital of Geneva Capital Management, Ltd. (“Geneva”), a sub-investment adviser to the Fund (the “Transaction”).At the September Meeting, the Board also discussed a new sub-investment advisory agreement (the “Current Geneva Sub-Advisory Agreement”), on behalf of the Fund, between the Adviser and Geneva, and the implications, if any, that the closing of the Transaction would have for Geneva’s performance as a sub-investment adviser to the Fund. At the September Meeting, representatives of the Adviser confirmed that there would be no change in Geneva’s investment process for managing its allocated portion of the Fund’s investment portfolio as a result of the Transaction.

At the September Meeting, the Adviser recommended the approval of the Current Geneva Sub-Advisory Agreement, pursuant to which Geneva would continue to serve as a sub-investment adviser to the Fund.The recommendation for the approval of the Current Geneva Sub-Advisory Agreement was based on the following considerations, among others: (i) the Transaction was not expected to have a material impact on the nature, extent or quality of the sub-investment advisory services that Geneva provides to the Fund; (ii) the Geneva personnel who have been principally responsible for managing Geneva’s allocated portion of the Fund’s investment portfolio would continue to serve in their respective senior capacities with Geneva following the Transaction; and (iii) the terms of the Current Geneva Sub-Advisory Agreement were substantially similar in material respects to the original sub-investment advisory agreement (the “Initial Geneva Sub-Advisory Agreement”). The Board also considered the fact that the Adviser continued to express confidence in Geneva and its investment management capabilities.

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Current Geneva Sub-Advisory Agreement. In determining whether to approve the Current Geneva Sub-Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the March 11-12, 2014 Board meeting and the September Meeting and other information, which included: (i) a copy of a form of the Current Geneva Sub-Advisory Agreement; (ii) information regarding the process by which the Adviser initially selected and recommended Geneva for Board approval, and more recently, recommended that the Board approve the continuation of Geneva; (iii) information regarding the Transaction and the Adviser’s rationale for retaining Geneva following the closing of the Transaction; (iv) information regarding Geneva’s investment process; (v) information regarding Geneva’s reputation, investment management business, personnel, and operations, and the effect that the Transaction may have on Geneva’s business and operations; (vi) information regarding Geneva’s brokerage and trading policies and practices; (vii) information regarding the level of sub-investment advisory fees charged by Geneva; (viii) information regarding Geneva’s compliance program; (ix) information regarding Geneva’s historical performance returns managing its allocated portion of the Fund’s portfolio, including information comparing that performance to a relevant index; and (x) Geneva’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser at the March 11-12, 2014 Board meeting and the September Meeting.Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Geneva. In examining the nature, extent and quality of the services that had been furnished by Geneva to the Fund

160

under the Initial Geneva Sub-Advisory Agreement, and were expected to be provided by Geneva to the Fund under the Current Geneva Sub-Advisory Agreement, the Board considered: (i) Geneva’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Geneva’s expertise in providing portfolio management services to the Fund and the performance history of Geneva’s allocated portion of the Fund’s portfolio; (iii) Geneva’s investment strategy for the Fund; (iv) Geneva’s performance relative to unmanaged indices; and (v) Geneva’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided and expected to be provided to the Fund by Geneva after consummation of the Transaction. The Board also noted that the executive and portfolio management teams of Geneva were expected to stay in place after consummation of the Transaction. The Board concluded that the Fund and its shareholders would continue to benefit from the quality and experience of Geneva’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services provided by Geneva under the Initial Geneva Sub-Advisory Agreement, as well as Geneva’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the Fund in light of the Fund’s investment objective, and supported a decision to approve the Current Geneva Sub-Advisory Agreement.

Investment Performance of Geneva. The Board considered Geneva’s investment performance in managing its allocated portion of the Fund’s portfolio as a factor in evaluating the Current Geneva Sub-Advisory Agreement.The Board compared this historical performance to a relevant benchmark and concluded that Geneva’s historical performance record in managing its allocated portion of the Fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve the Current Geneva Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability.The Board considered the proposed fee payable under the Current Geneva Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the Fund.The Board recognized that, because Geneva’s fee would be paid by the Adviser, and not the Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement and, therefore, the Board received and considered a profitability analysis of the Adviser and its affil-iates.The Board noted that the fee payable to Geneva by the Adviser under the Current Geneva Sub-Advisory Agreement was the same as that payable under the Initial Geneva Sub-Advisory Agreement and, thus, approval of the Current Geneva Sub-Advisory Agreement had no impact on Dreyfus’ profitability.The Board concluded that the proposed fee payable to Geneva by the Adviser with respect to the assets to be allocated to Geneva in its capacity as sub-investment adviser was reasonable and appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the Fund by the Adviser and Geneva under the Current Geneva Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because Geneva’s fee would continue to be paid by the Adviser, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement. Accordingly, consideration of economies of scale with respect to Geneva was not relevant to the Board’s determination to approve the Current Geneva Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that accrued to Geneva as a result of Geneva’s rela-

The Funds 161

INFORMATION ABOUT THE APPROVAL OF THE NEW GENEVA
SUB-ADVISORY AGREEMENT (Unaudited) (continued)

tionship with the Fund. The Board concluded that Geneva may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Geneva was required to select brokers who met the Fund’s requirements for seeking best execution, and that the Adviser monitored and evaluated Geneva’s trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these mat-ters.The Board concluded that the benefits that had accrued and were expected to continue to accrue to Geneva by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, concluded that the approval of the Current Geneva Sub-Advisory Agreement was in the best interests of the Fund, and approved the Current Geneva Sub-Advisory Agreement for the Fund.

162

For More Information

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

MFTSA0215-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Corporate Bond Fund
BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT	February 28, 2015

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	5
BNY Mellon Corporate Bond Fund	7
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	11
Comparing Your Fund's Expenses With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	37
Notes to Financial Statements	45

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets continued to defy most analysts' expectations over the reporting period as long-term interest rates declined and inflation remained low in the midst of a sustained U.S. economic recovery. Yields of long-term U.S. government securities were driven downward and prices higher by robust demand from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts. Investment-grade corporate-backed bonds fared relatively well in the recovering economy, but their lower rated, high yield counterparts lost a degree of value when global investors favored higher-quality investments.

In light of recent employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for most sectors of the fixed-income market over the remainder of 2015. The U.S. economy seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, stronger economic growth could create risks for fixed-income markets, including the possibility of higher short-term interest rates from the Federal Reserve Board. That's why we urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 16, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Bond Fund’s Class M shares produced a total return of 1.62%, and Investor shares produced a total return of 1.57%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 2.25% for the same period.2

Despite a recovering U.S. economy over the reporting period, renewed global economic uncertainties, low inflation, and supply-and-demand dynamics continued to send long-term interest rates lower and bond prices higher, while short-term rates remained anchored by an unchanged federal funds rate.The fund produced lower returns than its benchmark, mainly due to relatively defensive interest-rate strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser.

Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Supply-and-Demand Dynamics Kept Bond Yields Low

Longer term fixed-income securities generally rallied over the reporting period. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to a relatively limited supply of U.S.Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of U.S. government obligations over the first five months of the reporting period. In contrast, longer term interest rates climbed sharply in February 2015 after the release of stronger-than-expected employment data sparked worries that short-term interest rates would rise sooner than previously forecast.

The overall trend of moderating interest rates defied many analysts’ previous expectations that stronger U.S. economic growth would drive bond yields higher. In fact, the U.S. economy grew at a robust 5.0% annualized rate over the third quarter of 2014 and an estimated 2.6% annualized rate in the fourth quarter. Nonetheless, yields of longer term U.S. government securities mostly fell at the long end of the market’s maturity range. Short-term rates climbed slightly, causing yield differences between short- and long-term bonds to narrow. Long-term U.S. government securities generally produced far higher returns than their short-term counterparts in this environment. Meanwhile, investment-grade corporate-backed bonds mostly outperformed comparable securities with lower credit ratings.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Interest Rate Strategies Dampened Relative Results

In order to protect the fund from expected interest-rate volatility in the recovering U.S. economy, we set the fund’s average duration in a position that was mildly shorter than that of the Barclays U.S. Aggregate Bond Index. In addition, we established underweighted exposure to bonds with 30-year maturities, instead focusing more heavily on intermediate-term securities. However, this relatively defensive interest-rate posture prevented the fund from participating more fully in the benefits of falling long-term rates over much of the reporting period.

On a more positive note, the fund’s relative performance was bolstered by our security selection and sector allocation strategies. Most notably, relatively heavy exposure to investment-grade corporate-backed bonds buoyed the fund’s total return. Overweighted exposure to corporate bonds from industrial issuers proved especially beneficial, as did an underweighted position in the struggling energy sector, where issuers were hurt by plummeting oil prices. Relative weakness among holdings from utilities and insurance companies was not enough to fully offset strength in other areas of the corporate bond market.The fund’s relative results also were hurt to a mild degree by its holdings of mortgage-backed securities, sovereign bonds from overseas markets, and taxable municipal bonds, most of which carried relatively short maturities and did not benefit as much as their longer-term counterparts in the benefits of falling interest rates.

Attempting to Add Value through Security Selection

The U.S. economic recovery has gained traction despite persistent global headwinds, and the Federal Reserve Board is expected to begin raising short-term interest rates at some point in 2015. However, we expect any rate hikes to be modest and gradual, and yield differences seem likely to narrow further.

Therefore, we recently adjusted the fund’s average duration to a more moderately short position, and we have continued our efforts to add value through our security selection strategy. For example, we took advantage of more attractive valuations during the February sell-off to add to the fund’s corporate holdings, including bonds from energy companies that we believe were punished more severely than warranted by their underlying credit fundamentals. In our judgment, these are prudent strategies in an environment of sustained economic growth and potentially rising short-term interest rates.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 0.77%, and Investor shares produced a total return of 0.65%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 1.34%.2

Despite a recovering U.S. economy over the reporting period, renewed global economic uncertainties, low inflation, and supply-and-demand dynamics sent long-term interest rates lower while short-term rates inched higher in anticipation of potential rate hikes later this year. The fund produced lower returns than its benchmark, mainly due to our relatively defensive interest-rate strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase 3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Supply-and-Demand Dynamics Kept Bond Yields Low

Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to a relatively limited supply of U.S. Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of U.S. government obligations over the first five months of the reporting period. In contrast, longer term interest rates climbed sharply in February 2015 after the release of stronger-than-expected employment data sparked worries that short-term interest rates would rise sooner than previously forecast.

The overall trend of moderating long-term interest rates defied many analysts’ previous expectations that stronger U.S. economic growth would drive bond yields higher at the long end of the market’s maturity range. Short-term rates climbed slightly, causing yield differences between short- and long-term bonds to narrow. Long-term U.S. government securities generally produced higher returns than their short- and intermediate-term counterparts in this environment. Meanwhile, investment-grade corporate-backed bonds mostly outperformed comparable securities with lower credit ratings.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Interest Rate Strategies Dampened Relative Results

To protect the fund from interest-rate volatility in the recovering U.S. economy, we set the fund’s average duration in a position that was mildly shorter than that of the Barclays Intermediate Government/Credit Bond Index. In addition, we established underweighted exposure to bonds with maturities in the five- to 10-year range. This relatively defensive interest-rate posture prevented the fund from participating more fully in the benefits of falling long-term rates over much of the reporting period.

On a more positive note, the fund’s relative performance was bolstered by our security selection and sector allocation strategies. Most notably, relatively heavy exposure to investment-grade corporate-backed bonds buoyed the fund’s total return. Overweighted positions in corporate bonds from industrial issuers proved especially beneficial, as did an underweighted position in the energy sector, where issuers were hurt by plummeting oil prices. Relative weakness among holdings from utilities and insurance companies was not enough to fully offset strength in other areas of the corporate bond market.The fund’s relative results also were hurt to a mild degree by its commercial mortgage-backed securities and asset-backed securities, most of which carried relatively short maturities and did not benefit as much as their longer term counterparts in the declining interest-rate environment.

Attempting to Add Value through Security Selection

The U.S. economic recovery has gained traction despite persistent global headwinds, and the Fed is expected to begin raising short-term interest rates at some point in 2015. However, we expect any rate hikes to be modest and gradual.

Therefore, we recently adjusted the fund’s average duration to a more moderately short position, and we have continued our efforts to add value through our security selection strategy. For example, we took advantage of more attractive valuations during the February sell-off to add to the fund’s corporate holdings, including bonds from energy companies that we believe were punished more severely than warranted by their underlying credit fundamentals. In our judgment, these are prudent strategies in an environment of sustained economic growth and potentially rising short-term interest rates.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities, and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 1.51%, and Investor shares produced a total return of 1.39%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 1.34% total return and the Barclays U.S. Credit Index produced a 2.14% total return for the same period.2

Despite a sustained U.S. economic recovery and falling long-term interest rates, economic and geopolitical turmoil in overseas markets sparked a “flight to quality” over much of the reporting period. Investors intensified their focus on traditional safe havens, creating selling pressure in parts of the corporate bond market. The fund produced modestly higher returns than its benchmark, mainly due to successful security selections and a relatively long average duration.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

“Flight to Quality” Undermined Market Performance

The U.S. economy continued to gain traction as the unemployment rate declined, credit fundamentals stayed solid, and consumer and business confidence improved.While these conditions typically send long-term interest rates higher, robust investor demand for a relatively limited supply of U.S. Treasury securities put downward pressure on long-term rates over much of the reporting period. In contrast, longer term interest rates climbed sharply in February 2015 after the release of stronger-than-expected employment data sparked worries that short-term interest rates would rise sooner than previously forecast.

Despite the expanding U.S. economy, renewed economic and geopolitical concerns in overseas markets generally caused investors to shift to a more defensive investment posture. Assets flowed away from lower rated corporate securities toward higher quality

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

investments. These outflows caused investors to worry about liquidity conditions in parts of the corporate bond market, which further damaged the asset class’s performance. The flight to quality intensified when prices of oil and other commodities plummeted, especially hurting bond prices in the energy sector. Consequently, lower rated corporate bonds lost some value, on average, while their investment-grade counterparts produced mildly positive total returns.

Several Strategies Bolstered Relative Results

Our security selection and sector allocation strategies generally proved effective during the reporting period. Most notably, relatively heavy exposure to investment-grade corporate-backed bonds buoyed the fund’s total return compared to the Barclays U.S. Intermediate Credit Bond Index. Overweighted exposure to and favorable security selections in the industrial and financial sectors proved especially beneficial, more than offsetting weakness in the energy sector.Although the fund maintained underweighted exposure to energy companies, even a small allocation to the sector weighed on the fund’s results.

The fund further benefited from our interest rate strategies. We set the fund’s average duration in a range that was moderately longer than that of the benchmark, enabling the fund to participate more fully in the benefits of falling long-term interest rates.

Attempting to Add Value Through Security Selection

The U.S. economic recovery has gained traction despite persistent global headwinds, and corporate earnings have remained strong. The Federal Reserve Board is expected to begin raising short-term interest rates at some point in 2015, but we expect any rate hikes to be modest and gradual.

As of the reporting period’s end, we intend to take advantage of upcoming bouts of heightened market volatility to further increase the fund’s average duration. In addition, we have continued our efforts to add value through our security selection strategy. For example, we took advantage of more attractive valuations during the February sell-off to add to the fund’s corporate holdings, including bonds from energy companies that we believe were punished more severely than warranted by their underlying credit fundamentals. In our judgment, these are prudent strategies in an environment of sustained economic growth and robust underlying credit fundamentals.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: LIPPER INC. — The Barclays U.S. Intermediate Credit Bond
Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and 10 years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses.
The Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility, and financial issuers and by non-corporate issuers. Investors cannot invest directly in any index.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.21%, and Investor shares produced a total return of 0.09%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.44%.2

Despite a recovering U.S. economy over the reporting period, renewed global economic uncertainties and supply-and-demand dynamics continued to send long-term interest rates lower and bond prices higher, while short-term rates remained anchored by an unchanged federal funds rate. The fund’s interest-rate and security selection strategies generally proved effective over the reporting period, but our prudent efforts to manage interest rate risk with respect to the fund's holdings of mortgage-backed securities resulted in those securities generating a lower yield and contributed to the fund lagging its benchmark.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Technical Factors Kept Bond Yields Low

Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to a relatively limited supply of U.S. Treasury securities, and the resulting supply-and-demand imbalance kept yields of U.S. government obligations low over the first five months of the reporting period. In contrast, longer-term interest rates climbed sharply in February 2015 after the release of stronger-than-expected employment data.

The overall trend of moderating interest rates defied many analysts’ previous expectations that bond yields would climb steadily amid stronger U.S. economic

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

growth. In fact, the U.S. economy grew at a robust 5.0% annualized rate over the third quarter of 2014 and an estimated 2.6% annualized rate in the fourth quarter. Nonetheless, yields of longer term U.S. government securities mostly fell at the long end of the market’s maturity range. Short-term rates climbed slightly, causing yield differences between short- and long-term bonds to narrow. Long-term U.S. government securities generally produced far higher returns than their short-term counterparts in this environment.

Fund Proved Well Positioned for Market Trends

We set the fund’s average duration in a generally market-neutral position amid expectations that short-term interest rates would remain relatively stable despite heightened volatility at the longer end of the market’s maturity range. This helped the fund avoid the risks of unexpected changes in the direction of short-term interest rates. In addition, our yield curve strategy proved favorable, as an emphasis on securities with maturities in the three-year range enabled the fund to benefit from narrowing yield differences along the short-intermediate maturity spectrum.

The fund’s total return also was bolstered to a degree from overweighted exposure to mortgage-backed securities issued by U.S. government agencies, which offered incrementally higher yields than comparable U.S. Treasury securities. Positions in taxable municipal bonds also helped boost the fund’s income profile, as did modest exposure to privately issued mortgage-backed securities with AAA and AAA/AA credit ratings. In December 2014, we added to the fund’s holdings of U.S. government agency debentures after we believed they became more attractively valued.

Attempting to Add Value through Security Selection

The U.S. economic recovery has gained traction despite persistent global headwinds, and the Federal Reserve Board is expected to begin raising short-term interest rates at some point in 2015. However, we expect any rate hikes to be modest and gradual, and yield differences seem likely to narrow further. Therefore, we have maintained the fund’s average duration in a range that is roughly in line with the benchmark. Instead of attempting to time fluctuations in interest rates through duration positioning, we have attempted to add value through our security selection strategy, including an emphasis on higher yielding agency-backed mortgage obligations.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S. Government
Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities, and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2014 to February 28, 2015. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.75	$4.00
Ending value (after expenses)	$1,016.20	$1,015.70
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.74	$3.98
Ending value (after expenses)	$1,007.70	$1,006.50
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.80	$4.14
Ending value (after expenses)	$1,015.10	$1,013.90
Annualized expense ratio (%)	.56	.83
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.63	$3.92
Ending value (after expenses)	$1,002.10	$1,000.90
Annualized expense ratio (%)	.53	.79

† Expenses are equal to each fund's annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,022.07	$1,020.83
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,022.07	$1,020.83
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.16
Ending value (after expenses)	$1,022.02	$1,020.68
Annualized expense ratio (%)	.56	.83
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.66	$3.96
Ending value (after expenses)	$1,022.17	$1,020.88
Annualized expense ratio (%)	.53	.79

† Expenses are equal to each fund's annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.7%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	7,103,453		7,106,450
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	716,000	[a]	729,726
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.35	10/1/15	388,000	[a]	393,417
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	855,000	[a]	871,211
					1,994,354
Commercial Mortgage Pass-Through Ctfs.—1.1%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	6.90	1/17/32	52,322	[b]	52,263
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	730,000		767,378
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,325,000		1,356,361
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		9,273,432
					11,449,434
Consumer Discretionary—4.7%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		6,525,861
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000	[c]	6,526,548
Comcast, Gtd. Notes	3.13	7/15/22	11,887,000		12,333,535
eBay, Sr. Unscd. Notes	2.88	8/1/21	5,245,000	[c]	5,187,420
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		8,073,806
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,220,000		5,562,615
University of Notre Dame, Unscd. Bonds, Ser. 2015	3.44	2/15/45	5,210,000		5,128,302
					49,338,087
Consumer Staples—2.6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000		6,071,351
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	2,022,000		1,997,384
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,877,823
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000	[a]	6,097,728
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	5,300,000		5,375,991
					27,420,277
Energy—1.2%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	4,990,000		5,120,094
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	5,355,000		4,845,097
Petrobras International Finance, Gtd. Notes	6.13	10/6/16	2,765,000	[c]	2,759,719
					12,724,910

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial—18.7%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	8,300,000		9,310,608
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	18,500,000		18,803,604
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		8,833,076
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,761,302
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,213,981
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	3,095,000		3,133,765
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,929,384
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	7,445,000		7,631,884
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,438,617
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	4,930,000	[b]	5,078,393
General Electric Capital, Sub. Notes	5.30	2/11/21	8,285,000		9,557,386
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		10,718,408
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		12,582,341
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,767,086
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		8,364,975
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,501,178
NYSE Holdings, Gtd. Notes	2.00	10/5/17	7,340,000		7,448,911
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000		7,290,015
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000		8,995,331
Royal Bank of Canada, Sr. Unscd. Notes	1.25	6/16/17	8,385,000		8,393,720
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,782,000		10,173,666
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	5,615,000		5,645,692
Wachovia, Sub. Notes	5.63	10/15/16	5,545,000		5,949,985
					196,523,308
Foreign/Governmental—2.0%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000		6,461,963
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	[c]	1,480,000
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	5,345,000		5,692,425
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,151,086
					20,785,474
Health Care—1.3%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		9,838,314
New York and Presbyterian Hospital, Unscd. Bonds	4.02	8/1/45	3,890,000		3,836,726
					13,675,040
Industrial—1.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000		11,311,206
Burlington North Santa Fe., Sr. Unscd. Debs	3.45	9/15/21	6,415,000		6,799,990
					18,111,196

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology—4.1%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000		4,940,900
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	3,100,000	[a]	3,122,227
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000		5,622,501
Intel, Sr. Unscd. Notes	2.70	12/15/22	10,900,000		11,009,349
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000		7,030,969
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000		11,787,399
					43,513,345
Materials—.7%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,324,337
Municipal Bonds—7.0%
California Earthquake Authority, Revenue	2.81	7/1/19	5,700,000		5,801,460
Chicago, GO	7.78	1/1/35	6,460,000		7,810,528
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	14,000,000		14,291,620
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,432,356
Metropolitan Transportation Authority,
Special Obligation Taxable Bonds	3.02	7/1/24	9,700,000		9,896,037
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	7,425,000		7,418,021
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000		6,310,575
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000		9,908,982
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,302,813
University of California Regents,
Medical Center Pooled Revenue (Build America Bonds)	5.44	5/15/23	2,715,000		3,214,859
					73,387,251
Telecommunications—2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,641,510
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,634,031
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	8,490,000		9,743,455
					29,018,996
U.S. Government Agency—.2%
Federal Home Loan Mortgage Corp., Notes	3.00	9/1/27	2,111,314	[d]	2,179,314
U.S. Government Agencies/Mortgage-Backed—28.6%
Federal Home Loan Mortgage Corp.:
3.00%, 7/1/28—11/1/28			17,765,729	[d]	18,619,666
3.50%, 12/1/28—6/1/43			17,976,953	[d]	18,837,309
4.00%, 6/1/26—4/1/44			15,399,196	[d]	16,552,162

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
4.50%, 5/1/39—11/1/41			23,562,187	[d]	25,882,572
5.00%, 12/1/39—7/1/40			10,302,653	[d]	11,460,251
Federal National Mortgage Association:
2.50%, 3/1/28—7/1/28			29,517,314	[d]	30,306,835
3.00%, 4/1/43—7/1/43			18,451,561	[d]	18,838,023
3.32%, 4/1/41			4,092,357	[b,d]	4,365,287
3.50%, 9/1/26—8/1/44			40,320,775	[d]	42,439,672
4.00%, 8/1/27—8/1/44			33,726,518	[d]	36,103,355
4.50%, 3/1/23—8/1/44			18,147,186	[d]	19,723,464
5.00%, 12/1/21—11/1/43			12,029,505	[d]	13,316,033
5.50%, 3/1/38—1/1/39			12,063,038	[d]	13,630,198
6.00%, 4/1/33—9/1/34			1,832,014	[d]	2,098,604
Series 2014-28, Cl. ND 3.00%, 3/25/40			6,944,335	[d]	7,143,815
REMIC, Ser. 2011-8, Cl. PV, 4.00%, 1/25/30			3,777,000	[d]	4,057,523
Government National Mortgage Association I;
5.00%, 11/15/34—3/15/36			6,304,434		7,102,318
Government National Mortgage Association II;
3.00%, 1/20/44			9,434,132		9,712,346
					300,189,433
U.S. Government Securities—20.7%
U.S. Treasury Bonds;
3.13%, 8/15/44			12,590,000	[c]	13,948,348
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/18			11,879,495	[e]	12,103,162
Notes, 0.13%, 1/15/23			12,278,551	[e]	12,347,617
Notes, 0.63%, 7/15/21			8,775,829	[c,e]	9,203,651
Notes, 1.38%, 7/15/18			13,595,088	[c,e]	14,552,060
Notes, 1.38%, 1/15/20			10,868,432	[e]	11,740,449
U.S. Treasury Notes:
0.63%, 9/30/17			33,500,000	[c]	33,280,173
0.75%, 1/15/17			14,230,000	[c]	14,277,799
0.75%, 10/31/17			17,500,000		17,426,168
0.88%, 5/15/17			27,455,000	[c]	27,555,815
1.25%, 4/30/19			10,750,000		10,697,927
1.38%, 9/30/18			4,400,000	[c]	4,424,750
2.00%, 11/30/20			9,875,000		10,057,075
2.25%, 11/15/24			8,965,000	[c]	9,154,807
2.63%, 1/31/18			16,250,000		17,011,719
					217,781,520
Utilities—.5%
Hydro-Quebec, Gov't Gtd. Notes	2.00	6/30/16	5,130,000		5,223,325
Total Bonds and Notes
(cost $1,001,983,838)					1,037,746,051

16

BNY Mellon Bond Fund (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $14,621,920)	14,621,920 [f]	14,621,920

Investment of Cash Collateral for Securities Loaned—.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,281,880)	4,281,880 [f]	4,281,880
Total Investments (cost $1,020,887,638)	100.6%	1,056,649,851
Liabilities, Less Cash and Receivables	(.6%)	(6,190,894)
Net Assets	100.0%	1,050,458,957

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $20,143,693 or 1.9% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $96,363,494 and the value of the collateral held by the fund was
$98,911,145, consisting of cash collateral of $4,281,880 and U.S. Government & Agency securities valued at $94,629,265.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	49.5	Money Market Investments	1.8
Corporate Bonds	38.5	Commercial Mortgage-Backed	1.1
Municipal Bonds	7.0	Asset-Backed	.7
Foreign/Governmental	2.0		100.6

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.4%	Rate (%)	Date	Amount ($)		Value ($)
Asset—Backed Ctfs./Auto Receivables—3.7%
Americredit Automobile Receivables Trust, Ser. 2012-3, Cl. B	1.59	7/10/17	2,505,000		2,513,890
GM Financial Automobile Leasing Trust, Ser. 2014-2A, Cl. A3	1.22	1/22/18	420,000	[a]	420,149
Hyundai Auto Receivables Trust, Ser. 2012-B, Cl. C	1.95	10/15/18	6,604,000		6,685,916
Santander Drive Auto Receivables Trust, Ser. 2013-2, Cl. B	1.33	3/15/18	4,505,000		4,509,766
Santander Drive Auto Receivables Trust, Ser. 2013-5, Cl. B	1.55	10/15/18	4,015,000		4,031,584
Santander Drive Auto Receivables Trust, Ser. 2012-3, Cl. C	3.01	4/16/18	11,550,000		11,678,038
Santander Drive Auto Receivables Trust, Ser. 2011-1, Cl. D	4.01	2/15/17	4,295,232		4,341,289
					34,180,632
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	534,000	[a]	544,237
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.35	10/1/15	191,000	[a]	193,666
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	652,000	[a]	664,362
					1,402,265
Commercial Mortgage Pass-Through Ctfs.—2.2%
Banc of America Commerical Mortgage Trust,
Ser. 2005-4, Cl. A5A	4.93	7/10/45	10,072,363		10,133,502
GE Capital Commercial Mortgage Corporation Trust,
Ser. 2006-C1, Cl. A4	5.27	3/10/44	2,871,418	[b]	2,940,910
GE Capital Commercial Mortgage, Ser. 2005-C2, Cl. AJ	5.06	5/10/43	2,178,899	[b]	2,187,240
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Cl. A4FX	5.33	11/12/41	4,776,338		5,015,971
					20,277,623
Consumer Discretionary—6.1%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		7,320,809
Alibaba Group Holding, Gtd. Notes	3.13	11/28/21	2,700,000	[a]	2,719,359
Amazon.com, Sr. Unscd. Notes	1.20	11/29/17	6,345,000	[c]	6,323,985
Discovery Communications, Gtd. Notes	3.70	6/1/15	4,800,000		4,835,203
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,865,110
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	1,760,000		1,832,700
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,836,963
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,569,930
Time Warner Cable, Gtd. Notes	4.13	2/15/21	4,455,000		4,747,404
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,892,492
					55,943,955
Consumer Staples—7.0%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000		3,455,667
Coca-Cola, Sr. Unscd. Notes	1.15	4/1/18	3,335,000		3,326,199
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	3,536,000		3,492,953
CVS Health, Sr. Unscd. Notes	2.25	8/12/19	4,340,000		4,413,298
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,347,864
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,241,268
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000	[c]	4,626,385
McDonald's, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		4,993,255

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Staples (continued)
Mondelez International, Sr. Unscd. Notes	4.13	2/9/16	6,930,000		7,138,614
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,520,000	[a]	4,912,964
Walgreen, Sr. Unscd. Notes	1.80	9/15/17	7,280,000		7,362,402
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,571,341
					63,882,210
Energy—1.7%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000		6,412,944
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000		3,130,711
Petrobras Global Finance, Gtd. Notes	3.88	1/27/16	6,387,000		6,292,345
					15,836,000
Financial—15.4%
American Honda Finance, Sr. Unscd. Notes	1.20	7/14/17	3,450,000		3,458,532
American International Group, Sr. Unscd. Notes	5.85	1/16/18	5,925,000		6,646,428
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	14,500,000		14,737,959
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	6,948,000		7,392,686
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	11,135,000		11,274,466
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	5,470,000		5,607,308
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,207,781
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	3,550,000	[b]	3,656,855
General Electric Capital, Sub. Notes	5.30	2/11/21	2,765,000		3,189,640
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000		7,929,379
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		11,375,585
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,891,013
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		4,775,633
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,279,718
NYSE Holdings, Gtd. Notes	2.00	10/5/17	6,660,000		6,758,821
Private Export Funding, Gov't Gtd. Notes, Ser. Z	4.38	3/15/19	1,065,000		1,173,566
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000		4,837,873
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	6,820,000		6,844,668
Royal Bank of Canada, Covered Bonds	1.20	9/19/18	3,330,000		3,324,792
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	5,920,000		5,973,665
Societe Generale, Gtd. Notes	2.63	10/1/18	4,145,000		4,241,471
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,740,093
					140,317,932
Foreign/Governmental—2.3%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	[c]	1,064,000
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000		6,805,350
Province of Nova Scotia Canada,
Sr. Unscd. Bonds	5.13	1/26/17	5,430,000		5,875,396
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,167,588
					20,912,334

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—3.1%
AbbVie, Sr. Unscd. Notes	1.20	11/6/15	6,440,000		6,459,590
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,310,657
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		6,829,984
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,620,592
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,731,242
					27,952,065
Industrial—2.8%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	6,107,000		6,172,675
Burlington North Santa Fe, Sr. Unscd. Debs	5.65	5/1/17	5,530,000		6,054,100
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,683,018
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,174,933
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000		4,804,371
					25,889,097
Information Technology—5.8%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,163,085
Apple, Sr. Unscd. Notes	1.00	5/3/18	5,915,000		5,870,584
Apple, Sr. Unscd. Notes	2.15	2/9/22	6,125,000		6,052,168
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,404,924
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,741,753
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000	[c]	7,981,172
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000		7,926,205
Thomson Reuters, Sr. Unscd. Notes	1.65	9/29/17	4,305,000		4,314,325
					52,454,216
Materials—.8%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,545,000		7,178,765
Municipal Bonds—5.6%
California Earthquake Authority, Revenue	2.81	7/1/19	4,800,000		4,885,440
California, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,445,385
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	11,000,000		11,229,130
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,705,502
Metropolitan Transportation Authority,
Special Obligation Taxable Bonds	3.02	7/1/24	8,400,000		8,569,764
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	6,450,000		6,443,937
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,678,746
					50,957,904
Telecommunication Services—3.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,536,956
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,895,913
Telefonica Emisiones, Gtd. Notes	3.99	2/16/16	6,635,000		6,824,098

20

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunication Services (continued)
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		12,067,424
					31,324,391
U.S. Government Agencies—1.0%
Federal Home Loan Bank, Bonds	5.38	5/15/19	4,795,000		5,570,476
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,673,096
					9,243,572
U.S. Government Agencies/Mortgage-Backed—2.9%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3977, Cl. GA, 1.50%, 7/15/19			4,319,316	[d]	4,345,973
Federal National Mortgage Association:
3.69%, 6/1/17			4,790,839	[d]	5,063,492
Government National Mortgage Association I:
Ser. 2013-17, Cl. AB, 2.30%, 1/16/49			4,340,140		4,380,201
Ser. 2009-119, Cl. B, 4.29%, 2/16/41			272,100		273,914
Ser. 2005-59, Cl. C, 4.98%, 2/16/37			8,303,011	[b]	8,625,267
Ser. 2011-15, Cl. BA, 7.00%, 10/16/33			3,460,000		3,589,970
					26,278,817
U.S. Government Securities—33.7%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/17			18,238,822	[e]	18,577,955
Notes, 0.13%, 4/15/18			22,605,591	[e]	23,031,210
Notes, 0.63%, 7/15/21			7,379,201	[c,e]	7,738,937
Notes, 1.38%, 7/15/18			8,496,930	[e]	9,095,037
U.S. Treasury Notes:
0.63%, 7/15/16			26,500,000		26,574,518
0.63%, 2/15/17			4,500,000		4,501,760
0.63%, 5/31/17			7,325,000	[c]	7,307,830
0.63%, 8/31/17			18,000,000		17,900,154
0.63%, 9/30/17			24,500,000	[c]	24,339,231
0.75%, 1/15/17			29,250,000	[c]	29,348,251
0.75%, 10/31/17			18,000,000		17,924,058
0.88%, 12/31/16			29,080,000	[c]	29,250,380
0.88%, 1/31/17			40,220,000	[c]	40,433,649
0.88%, 2/28/17			20,750,000	[c]	20,850,513
2.00%, 11/30/20			1,965,000		2,001,231
2.25%, 11/15/24			20,500,000	[c]	20,934,026
2.38%, 8/15/24			2,035,000		2,100,979
2.63%, 1/31/18			5,765,000		6,035,234
					307,944,953
Utilities—.7%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000		3,060,523
Hydro-Quebec, Gov't Gtd. Notes	2.00	6/30/16	3,655,000		3,721,492
					6,782,015
Total Bonds and Notes
(cost $882,126,762)					898,758,746

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,281,098)	10,281,098 [f]	10,281,098

Investment of Cash Collateral for Securities Loaned—.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,286,943)	1,286,943 [f]	1,286,943
Total Investments (cost $893,694,803)	99.7%	910,326,787
Cash and Receivables (Net)	.3%	2,636,261
Net Assets	100.0%	912,963,048

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $9,454,737 or 1.0% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $163,664,146 and the value of the collateral held by the fund was
$167,288,579, consisting of cash collateral of $1,286,943 and U.S. Government & Agency securities valued at $166,001,636.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Corporate Bonds	47.0	Foreign/Governmental	2.3
U.S. Government Agencies/Mortgage-Backed	37.6	Commercial Mortgage-Baked	2.2
Municipal Bonds	5.6	Money Market Investments	1.3
Asset-Backed	3.7		99.7

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.1%	Rate (%)	Date	Amount ($)		Value ($)
Automobiles & Components—3.5%
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	5,500,000		5,792,430
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a]	5,009,465
Kia Motors, Sr. Unscd. Notes	3.63	6/14/16	6,800,000	[a]	6,998,424
Nissan Motor Acceptance, Sr. Unscd. Notes	0.95	9/26/16	5,000,000	[a,b]	5,030,580
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	5,022,135
					27,853,034
Banks—11.0%
BAC Capital Trust XIV, Gtd. Notes	4.00	9/29/49	3,000,000	[b]	2,422,500
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,183,420
Bank of America, Sub. Notes	5.49	3/15/19	2,000,000		2,220,636
Barclays Bank, Sub. Notes	6.05	12/4/17	6,500,000	[a]	7,178,931
BBVA Bancomer SA Texas, Sr. Unscd. Notes	4.38	4/10/24	4,000,000	[a]	4,160,000
BPCE, Gtd. Notes	4.00	4/15/24	5,000,000		5,367,775
Citigroup, Sub. Notes	3.50	5/15/23	5,000,000		4,992,150
Citigroup, Sub. Notes	4.05	7/30/22	2,500,000		2,608,582
Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[a]	6,262,572
Credit Suisse New York, Sr. Unscd. Notes	3.00	10/29/21	4,000,000		4,080,088
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	4,000,000		4,498,008
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	1,250,000		1,249,369
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,616,035
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	5,210,000		5,228,845
Royal Bank of Scotland Group, Sub Notes	5.13	5/28/24	5,000,000	[c]	5,304,760
Santander Issuances, Gtd. Notes	5.91	6/20/16	5,750,000	[a]	5,962,261
Societe Generale, Gtd. Notes	2.75	10/12/17	6,000,000		6,163,122
Wells Fargo Bank, Sub. Notes	5.75	5/16/16	2,465,000		2,601,729
Westpac Banking, Sub. Notes	4.63	6/1/18	4,750,000		5,099,291
					88,200,074
Capital Goods—1.8%
CRH America, Gtd. Notes	4.13	1/15/16	250,000		256,427
CRH America, Gtd. Notes	6.00	9/30/16	5,500,000		5,892,133
John Deere Capital, Sr. Unscd. Notes	2.80	9/18/17	4,000,000		4,170,452
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,496,153
					14,815,165

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial & Professional Services—3.2%
ERAC USA Finance, Gtd. Notes	1.40	4/15/16	2,000,000	[a]	2,005,212
George Washington University, Unscd. Notes	1.83	9/15/17	3,000,000		3,030,366
Lender Processing Services, Gtd. Notes	5.75	4/15/23	2,370,000		2,527,013
Moody's, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,035,074
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,405,030
Total System Services, Sr. Unscd. Notes	2.38	6/1/18	6,500,000		6,497,335
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,293,629
					25,793,659
Consumer Durables & Apparel—2.6%
D.R. Horton, Gtd. Notes	4.00	2/15/20	5,000,000		5,075,000
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	7,000,000		7,108,283
Mattel, Sr. Unscd. Notes	1.70	3/15/18	2,000,000		1,980,536
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,775,000		7,104,319
					21,268,138
Diversified Financials—8.3%
AerCap Aviation Solutions, Gtd. Notes	6.38	5/30/17	6,840,000		7,335,900
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,164,570
Bear Stearns, Sub. Notes	5.55	1/22/17	4,800,000		5,157,394
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,301,488
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,358,574
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,149,160
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	6,250,000	[b]	6,438,125
HSBC Finance, Sub. Notes	6.68	1/15/21	6,000,000		7,183,068
Jefferies Group, Sr. Unscd. Notes	6.88	4/15/21	2,000,000		2,273,300
Nomura Holdings, Sr. Unscd. Bonds	2.00	9/13/16	4,107,000		4,145,072
NYSE Holdings, Gtd. Notes	2.00	10/5/17	4,500,000		4,566,771
Stifel Financial, Sr. Unscd. Notes	4.25	7/18/24	7,000,000		7,181,279
Synchrony Financial, Sr. Unscd. Notes	3.75	8/15/21	3,500,000		3,629,206
					66,883,907
Energy—5.2%
Continental Resources, Gtd. Notes	5.00	9/15/22	4,550,000		4,510,187
Energy Transfer Partners, Sr. Unscd. Notes	4.65	6/1/21	2,500,000		2,680,880
Ensco, Sr. Unscd. Notes	4.50	10/1/24	2,000,000	[c]	1,963,826
EQT Midstream Partners, Gtd. Notes	4.00	8/1/24	5,000,000		4,981,730
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000	[c]	6,785,850
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,000,000		5,160,755
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000		3,346,707
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000	[a]	3,001,164
Southwestern Energy, Sr. Unscd. Notes	4.05	1/23/20	3,000,000		3,076,857
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,988,309

24

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	2,250,000		2,359,465
Weatherford International, Gtd. Notes	5.13	9/15/20	1,000,000		951,423
					41,807,153
Food & Staples Retailing—1.2%
Brinker International, Sr. Unscd. Notes	2.60	5/15/18	3,650,000		3,662,147
CVS Health, Sr. Unscd. Notes	2.25	12/5/18	2,000,000		2,047,960
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	4,000,000		4,057,352
					9,767,459
Food, Beverage & Tobacco—3.2%
Anheuser-Busch InBev Finance, Gtd. Notes	1.25	1/17/18	5,000,000		5,002,420
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	1,250,000		1,249,022
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	3,075,000		3,037,565
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,850,000		3,045,479
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	3,107,820
Kraft Foods Group, Sr. Unscd. Notes	1.63	6/4/15	3,500,000		3,509,692
Pernod-Ricard, Sr. Unscd. Notes	5.75	4/7/21	4,000,000	[a]	4,662,692
Sysco, Gtd. Notes	3.00	10/2/21	2,000,000		2,065,430
					25,680,120
Foreign/Governmental—3.6%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a]	6,811,358
Commonwealth of Bahamas, Sr. Unscd. Notes	5.75	1/16/24	4,000,000	[a,c]	4,300,000
North American Development Bank, Sr. Unscd. Notes	2.30	10/10/18	3,000,000		3,053,091
Petroleos Mexicanos, Gtd. Notes	2.28	7/18/18	5,000,000	[b]	5,141,400
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,307,500
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	6,000,000	[a]	6,405,900
					29,019,249
Health Care Equipment & Services—1.5%
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,021,944
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		5,006,065
UnitedHealth Group, Sr. Unscd. Notes	1.40	10/15/17	3,000,000		3,026,334
					12,054,343
Insurance—4.4%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	4,750,000		5,328,360
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[c]	7,539,042
Fairfax, Gtd. Notes	4.88	8/13/24	7,000,000	[a]	6,902,746
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	5,000,000	[a]	5,389,720
MetLife, Sr. Unscd. Notes	1.76	12/15/17	5,000,000	[b]	5,057,570
TIAA Asset Management Finance,
Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,109,395
					35,326,833

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Materials—4.6%
Alcoa, Sr. Unscd. Notes	5.13	10/1/24	2,500,000		2,723,907
Allegheny Technologies, Sr. Unscd. Notes	6.13	8/15/23	5,500,000	[b]	5,901,918
Anglo American Capital, Gtd. Notes	1.20	4/15/16	3,000,000	[a,b]	2,999,064
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000	[c]	5,952,540
Eastman Chemical, Sr. Unscd. Notes	2.40	6/1/17	2,000,000		2,042,918
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		4,140,968
Freeport-McMoran, Gtd. Notes	4.00	11/14/21	4,000,000		3,857,320
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	7,000,000	[a]	7,171,801
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,956,076
					36,746,512
Media—4.8%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,321,311
Comcast, Gtd. Notes	3.13	7/15/22	5,000,000		5,187,825
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,710,309
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,039,332
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,750,000		6,316,387
Time Warner, Gtd. Notes	4.00	1/15/22	6,250,000		6,665,956
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,500,000		5,860,993
					39,102,113
Municipal Bonds—7.9%
California Earthquake Authority, Revenue	2.81	7/1/19	7,000,000		7,124,600
Florida Hurricane Catastrophe Fund Finance
Corporation, Revenue Bonds	3.00	7/1/20	7,500,000		7,656,225
JobsOhio Beverage System,
Statewide Senior Lien Liquor Profits Revenue	1.82	1/1/18	5,000,000		5,048,200
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	3.22	7/1/17	2,500,000		2,529,950
Las Vegas Valley Water District GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,845,250
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.06	3/1/16	4,500,000		4,502,520
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	5,215,000		5,210,098
New Jersey Transportation Trust Fund
Authority (Transportation System)	1.76	12/15/18	5,000,000		4,930,850
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	2,500,000		3,030,150
Texas Public Finance Authority,
Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,518,525
University of California Regents, General Revenue	1.80	7/1/19	3,905,000		3,907,577
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		6,029,350
					63,333,295

26

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pharmaceuticals, Biotech & Life Sciences—1.9%
AbbVie, Sr. Unscd. Notes	1.75	11/6/17	5,000,000		5,042,625
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,761,586
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	1,750,000		1,962,639
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,500,000		4,546,161
					15,313,011
Real Estate—8.2%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,320,010
Corporate Office Properties, Gtd. Notes	3.60	5/15/23	7,000,000		6,814,521
CubeSmart, Gtd. Notes	4.80	7/15/22	6,400,000		7,078,336
DDR, Sr. Unscd. Notes	3.50	1/15/21	5,500,000		5,672,766
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000		2,457,402
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,626,238
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	4,350,000		4,511,911
Liberty Property, Sr. Unscd. Notes	5.50	12/15/16	2,000,000		2,142,246
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	4,200,000		4,692,559
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	4,000,000		4,141,376
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,063,639
Prologis, Gtd. Notes	7.38	10/30/19	2,100,000		2,526,212
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000		518,411
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,274,917
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000		3,072,453
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,500,000		3,835,318
WEA Finance, Gtd. Notes	1.75	9/15/17	2,000,000	[a]	2,011,098
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		3,008,886
					65,768,299
Semiconductors & Semiconductor
Equipment—1.0%
Intel, Sr. Unscd. Notes	1.35	12/15/17	3,000,000		3,019,359
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,071,330
					8,090,689
Software & Services—5.7%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,000,000		6,700,734
Alibaba Group Holding, Gtd. Notes	3.60	11/28/24	7,000,000	[a]	7,069,888
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	4,000,000		4,197,468
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,841,391
eBay, Sr. Unscd. Notes	1.35	7/15/17	3,000,000		2,992,104
eBay, Sr. Unscd. Notes	2.88	8/1/21	2,000,000		1,978,044
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		2,005,924
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,243,852

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Software & Services (continued)
Fiserv, Gtd. Notes	3.50	10/1/22	7,000,000		7,200,270
Symantec, Sr. Unscd. Notes	2.75	6/15/17	3,500,000		3,560,403
Symantec, Sr. Unscd. Notes	4.20	9/15/20	2,000,000		2,086,728
					45,876,806
Technology Hardware & Equipment—4.7%
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,588,039
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	2,000,000		1,993,896
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,294,636
Avnet, Sr. Unscd. Notes	4.88	12/1/22	5,500,000		5,905,735
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,000,000		5,170,235
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		5,175,173
NetApp, Sr. Unscd. Notes	3.38	6/15/21	6,500,000		6,633,471
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	6,000,000	[a]	6,363,978
					38,125,163
Telecommunication Services—3.7%
America Movil Sab de CV, Gtd. Notes	5.00	3/30/20	3,980,000		4,512,325
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,000,000		3,248,688
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	3,000,000		3,202,500
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	500,000	[c]	566,562
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		7,261,579
Telefonos de Mexico, Gtd. Notes	5.50	11/15/19	3,000,000		3,396,480
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	6,500,000		7,459,654
					29,647,788
Transportation—2.5%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.40	9/1/24	4,000,000		4,180,476
GATX, Sr. Unscd. Notes	3.25	3/30/25	5,000,000		4,933,300
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,311,874
Penske Truck Leasing, Sr. Unscd. Notes	3.38	2/1/22	4,000,000	[a]	3,993,520
Union Pacific, Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,073,684
					20,492,854
Utilities—2.6%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,394,615
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,692,652
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000		2,065,024
Duke Energy, Sr. Unscd. Notes	1.63	8/15/17	2,000,000		2,027,540
Georgia Power, Sr. Unscd. Notes	0.75	8/10/15	2,500,000		2,502,765
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,067,632

28

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000	1,999,318
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000	2,160,542
				20,910,088
Total Bonds and Notes
(cost $763,433,389)				781,875,752

Other Investment—2.4%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $18,974,584)			18,974,584 [d]	18,974,584

Investment of Cash Collateral for Securities Loaned—1.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $14,031,547)			14,031,547 [d]	14,031,547
Total Investments (cost $796,439,520)			101.2%	814,881,883
Liabilities, Less Cash and Receivables			(1.2%)	(9,967,263)
Net Assets			100.0%	804,914,620

BAN—Bond Anticipation Notes
GO—General Obligation
a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $145,942,848 or 18.1% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $19,408,914 and the value of the collateral held by the fund was
$19,989,646, consisting of cash collateral of $14,031,547 and U.S. Government & Agency securities valued at $5,958,099.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Corporate Bonds	85.6	Foreign/Governmental	3.6
Municipal Bonds	7.9
Money Market Investments	4.1		101.2

† Based on net assets.
See notes to financial statements.

The Funds 29

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—99.3%	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs.—4.7%
Banc of America Commercial Mortgage Trust,
Ser. 2005-5, Cl. A4	5.12	10/10/45	750,504	[a]	758,416
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Ser. 2005-CD1, Cl. A4	5.23	7/15/44	1,285,997	[a]	1,298,688
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Ser. 2006-CD2, Cl. A4	5.30	1/15/46	3,081,518	[a]	3,154,462
GE Capital Commercial Mortgage Corporation Trust,
Ser. 2006-C1, Cl. A4	5.27	3/10/44	2,871,418	[a]	2,940,910
Greenwich Capital Commercial Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,836,875	[a]	1,855,411
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-LDP5, Cl. A4	5.23	12/15/44	972,951	[a]	988,175
					10,996,062
Municipal Bonds—5.4%
California Earthquake Authority, Revenue	2.81	7/1/19	1,275,000		1,297,695
California, GO (Various Purpose)	1.05	2/1/16	1,000,000		1,005,850
California, GO (Various Purpose)	1.25	11/1/16	1,000,000		1,009,590
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	1.30	7/1/16	2,745,000		2,760,674
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	0.86	11/15/15	2,500,000		2,508,700
New York City, GO	5.13	12/1/15	1,100,000		1,139,325
University of California Regents, General Revenue	0.67	7/1/17	3,000,000	[a]	3,000,270
					12,722,104
U.S. Government Agencies—19.7%
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,377,574
Federal Farm Credit Bank, Bonds	0.96	6/5/17	3,130,000		3,130,150
Federal Farm Credit Bank, Bonds	1.14	11/20/17	7,610,000		7,613,075
Federal Home Loan Bank, Bonds	1.30	2/26/18	5,930,000		5,936,487
Federal Home Loan Bank, Bonds	5.38	5/15/19	650,000		755,122
Federal Home Loan Mortgage Corp., Notes	0.75	10/5/16	3,000,000	[b]	3,000,558
Federal Home Loan Mortgage Corp., Notes	0.75	11/25/16	6,500,000	[b]	6,495,658
Federal Home Loan Mortgage Corp., Notes	1.00	6/16/17	3,515,000	[b]	3,515,875
Federal National Mortgage Association, Notes	0.63	10/25/16	5,875,000	[b]	5,869,419
Federal National Mortgage Association, Notes	0.65	2/27/17	2,000,000	[b]	1,998,048
Federal National Mortgage Association, Notes, Ser. 2	0.85	1/30/18	2,715,000	[a,b]	2,710,539
Federal National Mortgage Association, Notes	1.00	11/22/17	2,500,000	[a,b]	2,500,123
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	1,310,000	[b]	1,297,619
					46,200,247

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)
U.S. Government Agencies/				U.S. Government Agencies/
Mortgage-Backed—30.3%				Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.:				Federal National Mortgage
4.50%, 12/1/19—9/1/26	7,045,401	[b]	7,507,955	Association (continued):
REMIC, Ser. 3846, Cl. CK,				REMIC, Ser. 2003-49,
1.50%, 9/15/20	1,489,868	[b]	1,502,018	Cl. YD, 5.50%, 6/25/23	340,055	[b]	347,373
REMIC, Ser. 4079, Cl. WA,				REMIC, Ser. 2004-53, Cl. P,
2.00%, 8/15/40	3,779,974	[b]	3,777,778	5.50%, 7/25/33	333,239	[b]	342,709
REMIC, Ser. 2663, Cl. BC,				Government National
4.00%, 8/15/18	3,464,568	[b]	3,597,093	Mortgage Association I:
REMIC, Ser. 2675, Cl. CK,				Ser. 2013-101, Cl. A,
4.00%, 9/15/18	128,315	[b]	133,433	0.51%, 5/16/35	4,630,534		4,510,349
REMIC, Ser. 3565, Cl. XA,				Ser. 2013-73, Cl. A, 0.98%,
4.00%, 8/15/22	119,507	[b]	119,939	12/16/35	4,889,084		4,819,718
REMIC, Ser. 3829, Cl. CA,				Ser. 2012-22, Cl. AB,
4.00%, 8/15/24	2,708,197	[b]	2,772,111	1.66%, 3/16/33	799,887		805,466
REMIC, Ser. 3986, Cl. P,				Ser. 2013-105, Cl. A,
4.00%, 3/15/39	946,497	[b]	965,303	1.71%, 2/16/37	3,756,796		3,736,377
REMIC, Ser. 3578, Cl. AM,				Ser. 2011-20, Cl. A 1.88%,
4.50%, 9/15/16	288,686	[b]	294,264	4/16/32	3,148,683		3,157,889
REMIC, Ser. 2495, Cl. UC,				Ser. 2011-49, Cl. A, 2.45%,
5.00%, 7/15/32	10,943	[b]	11,396	7/16/38	3,786,591		3,853,339
Federal National Mortgage Association:				Ser. 2010-122, Cl. AB,
2.50%, 3/1/22	1,472,352	[b]	1,519,778	3.31%, 11/16/37	290,100		290,751
3.63%, 7/1/18	891,783	[b]	951,943	Ser. 2010-100, Cl. D,
4.50%, 11/1/22	5,565,024	[b]	5,864,741	4.07%, 1/16/51	1,840,366	[a]	1,907,051
REMIC, Ser. 2010-13,				Ser. 2009-119, Cl. B,
Cl. KA, 2.00%, 12/25/18	1,320,584	[b]	1,336,134	4.29%, 2/16/41	1,033,981		1,040,873
REMIC, Ser. 2011-23,				Ser. 2006-31, Cl. E, 4.64%,
Cl. AB, 2.75%, 6/25/20	2,744,103	[b]	2,817,289	5/16/39	2,098,691	[a]	2,126,577
REMIC, Ser. 2012-94, Cl. E,				Ser. 2003-48, Cl. C, 4.89%,
3.00%, 6/25/22	2,784,702	[b]	2,883,490	7/16/34	603,716		613,934
REMIC, Ser. 2009-111,				Ser. 2005-76, Cl. B, 4.89%,
Cl. JB, 3.00%, 4/25/39	486,349	[b]	493,714	10/16/38	2,572,831	[a]	2,657,319
REMIC, Ser. 2011-7, Cl. DA,				Ser. 2007-12, Cl. B, 5.14%,
3.50%, 5/25/24	199,528	[b]	200,837	12/16/36	271,284	[a]	271,863
REMIC, Ser. 2003-122,				Ser. 2007-69, Cl. C, 5.20%,
Cl. OL, 4.00%, 12/25/18	1,350,947	[b]	1,410,715	10/16/37	831,947	[a]	846,583
REMIC, Ser. 2010-87, Cl. GA				Government National
4.00%, 2/25/24	466,355	[b]	473,165	Mortgage Association II;
REMIC, Ser. 2008-23, Cl. A,				Ser. 2010-101, Cl. NC,
4.50%, 10/25/22	167,439	[b]	170,077	2.50%, 11/20/36	133,780		135,256
REMIC, Ser. 2003-67,							71,027,984
Cl. TJ, 4.75%, 7/25/18	724,442	[b]	761,384

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)	Other Investment—.8%	Shares	Value ($)
U.S. Government Securities—39.2%				Registered
U.S. Treasury Notes:				Investment Company;
0.63%, 2/15/17	7,000,000		7,002,737	Dreyfus
0.63%, 9/30/17	8,750,000	[c]	8,692,583	Institutional
0.88%, 4/15/17	11,750,000	[c]	11,798,657	Preferred
0.88%, 5/15/17	10,250,000	[c]	10,287,638	Plus Money
0.88%, 6/15/17	5,000,000		5,014,455	Market Fund
0.88%, 10/15/17	9,750,000		9,744,667	(cost $1,784,464)	1,784,464 [d]	1,784,464
0.88%, 11/15/17	9,750,000		9,737,813
0.88%, 1/15/18	10,000,000	[c]	9,971,880	Total
1.00%, 3/31/17	7,500,000		7,552,733	Investments
1.00%, 12/15/17	9,750,000	[c]	9,767,521	cost $235,200,566)	100.1%	234,551,808
1.00%, 2/15/18	2,250,000		2,250,263	Liabilities, Less Cash
			91,820,947	and Receivables	(.1%)	(166,270)
Total Bonds and Notes
(cost $233,416,102)			232,767,344	Net Assets	100.0%	234,385,538

GO—General Obligation
REMIC—Real Mortagage Investment Conduit
a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan.At February 28, 2015, the value of the fund's securities on loan was $38,989,065 and the value of the collateral held by the fund was
$39,842,346, consisting of U.S. Government & Agency securities.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	89.2	Money Market Investment	.8
Municipal Bonds	5.4
Commercial Mortgage-Backed	4.7		100.1

† Based on net assets.
See notes to financial statements.

32

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2015 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments+
(including securities on loan)††—Note 1(b):
Unaffiliated issuers	1,037,746,051	898,758,746	781,875,752	232,767,344
Affiliated issuers	18,903,800	11,568,041	33,006,131	1,784,464
Receivable for investment securities sold	14,088,375	—	2,011,400	—
Dividends, interest and securities lending income receivable	5,937,529	4,977,311	7,474,201	593,131
Receivable for shares of Beneficial
Interest subscribed	701,624	247,941	426,247	180,402
Prepaid expenses	15,671	16,444	23,639	15,676
	1,077,393,050	915,568,483	824,817,370	235,341,017
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	352,252	306,089	263,202	72,938
Due to Administrator—Note 3(a)	99,213	86,247	74,798	22,433
Cash overdraft due to Custodian	2,673,613	506,377	335,830	171,572
Payable for investment securities purchased	19,475,414	—	4,977,277	—
Liability for securities on loan—Note 1(b)	4,281,880	1,286,943	14,031,547	—
Payable for shares of Beneficial Interest redeemed	—	366,920	178,819	664,284
Accrued expenses	51,721	52,859	41,277	24,252
	26,934,093	2,605,435	19,902,750	955,479
Net Assets ($)	1,050,458,957	912,963,048	804,914,620	234,385,538
Composition of Net Assets ($):
Paid-in capital	1,016,901,515	904,140,149	795,598,936	249,359,917
Accumulated distributions in excess of investment income—net	(1,692,771)	(1,126,047)	(2,025,370)	(788,337)
Accumulated net realized gain (loss) on investments	(512,000)	(6,683,038)	(7,101,309)	(13,537,284)
Accumulated net unrealized appreciation
(depreciation) on investments	35,762,213	16,631,984	18,442,363	(648,758)
Net Assets ($)	1,050,458,957	912,963,048	804,914,620	234,385,538
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,041,390,987	905,719,520	799,389,254	232,692,410
Shares Outstanding	79,951,035	71,121,538	61,715,669	19,554,687
Net Asset Value Per Share ($)	13.03	12.73	12.95	11.90
Investor Shares
Net Assets ($)	9,067,970	7,243,528	5,525,366	1,693,128
Shares Outstanding	697,726	568,602	426,654	142,496
Net Asset Value Per Share ($)	13.00	12.74	12.95	11.88
† Investments at cost ($):
Unaffiliated issuers	1,001,983,838	882,126,762	763,433,389	233,416,102
Affiliated issuers	18,903,800	11,568,041	33,006,131	1,784,464
††Value of securities on loan ($)	96,363,494	163,664,146	19,408,914	38,989,065

See notes to financial statements.

The Funds 33

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2015 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	13,595,400	8,917,422	12,163,300	1,297,893
Income from securities lending—Note 1(b)	30,437	27,582	30,827	7,037
Cash dividends;
Affiliated issuers	5,777	4,649	3,541	1,593
Total Income	13,631,614	8,949,653	12,197,668	1,306,523
Expenses:
Investment advisory fee—Note 3(a)	2,079,275	1,822,750	1,525,916	422,803
Administration fee—Note 3(a)	640,845	561,783	470,296	148,927
Custodian fees—Note 3(b)	38,325	31,648	30,096	9,914
Trustees' fees and expenses—Note 3(c)	36,370	25,514	25,143	6,633
Professional fees	30,668	22,078	23,184	13,118
Registration fees	15,043	15,016	21,833	15,081
Shareholder servicing costs—Note 3(b)	12,250	9,035	6,050	1,724
Prospectus and shareholders' reports	8,871	4,528	3,166	4,766
Loan commitment fees—Note 2	6,851	6,688	5,576	1,421
Miscellaneous	24,011	22,636	22,414	17,354
Total Expenses	2,892,509	2,521,676	2,133,674	641,741
Less—reduction in fees due to
earnings credits—Note 3(b)	(4)	(4)	(1)	(1)
Net Expenses	2,892,505	2,521,672	2,133,673	641,740
Investment Income—Net	10,739,109	6,427,981	10,063,995	664,783
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,218,998	2,019,409	(75,404)	227,945
Net unrealized appreciation (depreciation) on investments	4,249,597	(1,457,351)	1,745,304	(286,309)
Net Realized and Unrealized Gain (Loss) on Investments	6,468,595	562,058	1,669,900	(58,364)
Net Increase in Net Assets Resulting from Operations	17,207,704	6,990,039	11,733,895	606,419

See notes to financial statements.

34

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
IInvestment income—net	10,739,109	26,390,775	6,427,981	15,551,799
Net realized gain (loss) on investments	2,218,998	12,833,246	2,019,409	3,250,287
Net unrealized appreciation (depreciation) on investments	4,249,597	16,427,599	(1,457,351)	8,171,646
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,207,704	55,651,620	6,990,039	26,973,732
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,717,948)	(30,493,389)	(7,747,418)	(19,216,433)
Investor Shares	(106,204)	(230,990)	(53,574)	(140,635)
Net realized gain on investments:
Class M Shares	(2,408,122)	(15,528,378)	—	(6,357,401)
Investor Shares	(22,615)	(122,988)	—	(56,520)
Total Dividends	(15,254,889)	(46,375,745)	(7,800,992)	(25,770,989)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	77,658,335	139,739,656	74,798,936	190,158,009
Investor Shares	4,769,270	7,978,609	4,720,054	10,164,564
Dividends reinvested:
Class M Shares	3,576,595	14,743,821	1,576,781	7,360,340
Investor Shares	118,989	330,590	46,694	181,504
Cost of shares redeemed:
Class M Shares	(81,972,102)	(271,511,953)	(82,104,096)	(235,558,817)
Investor Shares	(5,094,801)	(7,526,215)	(3,926,584)	(12,338,621)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(943,714)	(116,245,492)	(4,888,215)	(40,033,021)
Total Increase (Decrease) in Net Assets	1,009,101	(106,969,617)	(5,699,168)	(38,830,278)
Net Assets ($):
Beginning of Period	1,049,449,856	1,156,419,473	918,662,216	957,492,494
End of Period	1,050,458,957	1,049,449,856	912,963,048	918,662,216
Undistributed (distributions in
excess of) investment income—net	(1,692,771)	392,272	(1,126,047)	246,964
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,984,356	10,819,071	5,884,139	14,905,973
Shares issued for dividends reinvested	275,946	1,151,700	124,014	578,435
Shares redeemed	(6,315,844)	(21,046,850)	(6,459,516)	(18,475,803)
Net Increase (Decrease) in Shares Outstanding	(55,542)	(9,076,079)	(451,363)	(2,991,395)
Investor Shares
Shares sold	368,916	619,028	370,738	796,117
Shares issued for dividends reinvested	9,189	25,734	3,671	14,237
Shares redeemed	(393,143)	(584,147)	(308,943)	(966,716)
Net Increase (Decrease) in Shares Outstanding	(15,038)	60,615	65,466	(156,362)

See notes to financial statements.

The Funds 35

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon		BNY Mellon Short-Term
	Corporate Bond Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	10,063,995	15,589,295	664,783	503,121
Net realized gain (loss) on investments	(75,404)	1,247,039	227,945	62,069
Net unrealized appreciation (depreciation) on investments	1,745,304	26,849,704	(286,309)	482,972
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,733,895	43,686,038	606,419	1,048,162
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,166,847)	(20,462,536)	(1,506,326)	(2,917,601)
Investor Shares	(78,385)	(29,704)	(7,521)	(7,017)
Net realized gain on investments:
Class M Shares	—	(138,471)	—	—
Investor Shares	—	(218)	—	—
Total Dividends	(12,245,232)	(20,630,929)	(1,513,847)	(2,924,618)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	131,482,493	313,078,676	48,264,778	133,824,915
Investor Shares	6,981,035	2,685,439	1,981,470	1,582,308
Dividends reinvested:
Class M Shares	4,157,213	5,561,663	361,168	704,409
Investor Shares	25,286	25,818	7,222	6,915
Cost of shares redeemed:
Class M Shares	(83,024,460)	(148,537,331)	(68,995,166)	(157,888,755)
Investor Shares	(2,988,537)	(1,804,216)	(1,088,290)	(1,677,132)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	56,633,030	171,010,049	(19,468,818)	(23,447,340)
Total Increase (Decrease) in Net Assets	56,121,693	194,065,158	(20,376,246)	(25,323,796)
Net Assets ($):
Beginning of Period	748,792,927	554,727,769	254,761,784	280,085,580
End of Period	804,914,620	748,792,927	234,385,538	254,761,784
Undistributed (distributions in
excess of) investment income—net	(2,025,370)	155,867	(788,337)	60,727
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,199,953	24,525,732	4,045,949	11,150,819
Shares issued for dividends reinvested	322,190	434,815	30,287	58,691
Shares redeemed	(6,450,984)	(11,676,338)	(5,779,928)	(13,152,428)
Net Increase (Decrease) in Shares Outstanding	4,071,159	13,284,209	(1,703,692)	(1,942,918)
Investor Shares
Shares sold	540,052	210,491	166,216	131,951
Shares issued for dividends reinvested	1,962	2,018	607	577
Shares redeemed	(232,503)	(141,425)	(91,443)	(139,823)
Net Increase (Decrease) in Shares Outstanding	309,511	71,084	75,380	(7,295)
See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.00		12.89	13.71	13.38	13.36	12.90
Investment Operations:
Investment income—net[a]	.13		.31	.32	.38	.39	.43
Net realized and unrealized
gain (loss) on investments	.09		.34	(.64)	.42	.14	.56
Total from Investment Operations	.22		.65	(.32)	.80	.53	.99
Distributions:
Dividends from investment income—net	(.16)		(.36)	(.39)	(.44)	(.49)	(.53)
Dividends from net realized gain on investments	(.03)		(.18)	(.11)	(.03)	(.02)	—
Total Distributions	(.19)		(.54)	(.50)	(.47)	(.51)	(.53)
Net asset value, end of period	13.03		13.00	12.89	13.71	13.38	13.36
Total Return (%)	1.62	[b]	5.19	(2.41)	6.05	4.06	7.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.55	.55	.55	.55	.55
Ratio of net expenses to average net assets	.55	[c]	.55	.55	.55	.55	.55
Ratio of net investment income
to average net assets	2.07	[c]	2.41	2.40	2.80	2.98	3.29
Portfolio Turnover Rate	25.29	[b]	43.62	66.14 [d]	76.43	86.75 [d]	99.66
Net Assets, end of period ($ x 1,000)	1,041,391		1,040,204	1,148,032	1,326,472	1,353,593	1,455,913

a Based on average shares outstanding.
b Not annualized.
c Annualized.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.
See notes to financial statements.

The Funds 37

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
NNet asset value, beginning of period	12.97		12.86	13.69	13.35	13.34	12.88
Investment Operations:
Investment income—net[a]	.12		.28	.29	.34	.35	.39
Net realized and unrealized
gain (loss) on investments	.08		.34	(.65)	.43	.13	.57
Total from Investment Operations	.20		.62	(.36)	.77	.48	.96
Distributions:
Dividends from investment income—net	(.14)		(.33)	(.36)	(.40)	(.45)	(.50)
Dividends from net realized gain on investments	(.03)		(.18)	(.11)	(.03)	(.02)	—
Total Distributions	(.17)		(.51)	(.47)	(.43)	(.47)	(.50)
Net asset value, end of period	13.00		12.97	12.86	13.69	13.35	13.34
Total Return (%)	1.57	[b]	4.95	(2.74)	5.87	3.72	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.80	.80	.80	.80	.81
Ratio of net expenses to average net assets	.80	[c]	.80	.80	.80	.80	.81
Ratio of net investment income
to average net assets	1.82	[c]	2.16	2.16	2.55	2.73	3.03
Portfolio Turnover Rate	25.29	[b]	43.62	66.14 [d]	76.43	86.75 [d]	99.66
Net Assets, end of period ($ x 1,000)	9,068		9,246	8,387	9,240	11,083	12,971

a Based on average shares outstanding.
b Not annualized.
c Annualized.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the period endeds August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.
See notes to financial statements.

38

				Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
INet asset value, beginning of period	12.75		12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.09		.21	.23	.29	.32	.35
Net realized and unrealized
gain (loss) on investments	.00	[b]	.17	(.44)	.25	.04	.47
Total from Investment Operations	.09		.38	(.21)	.54	.36	.82
Distributions:
Dividends from investment income—net	(.11)		(.27)	(.30)	(.37)	(.42)	(.48)
Dividends from net realized gain on investments	—		(.09)	(.02)	(.00)[b]	—	—
Total Distributions	(.11)		(.36)	(.32)	(.37)	(.42)	(.48)
Net asset value, end of period	12.73		12.75	12.73	13.26	13.09	13.15
Total Return (%)	.77	[c]	2.87	(1.64)	4.18	2.84	6.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[d]	.55	.56	.55	.55	.55
Ratio of net expenses to average net assets	.55	[d]	.55	.56	.55	.55	.55
Ratio of net investment income
to average net assets	1.41	[d]	1.66	1.77	2.23	2.42	2.72
Portfolio Turnover Rate	24.90	[c]	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	905,720		912,247	949,095	957,778	980,237	988,555

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Funds 39

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
INet asset value, beginning of period	12.75		12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.07		.18	.20	.26	.29	.31
Net realized and unrealized
gain (loss) on investments	.01		.16	(.45)	.24	.04	.48
Total from Investment Operations	.08		.34	(.25)	.50	.33	.79
Distributions:
Dividends from investment income—net	(.09)		(.23)	(.26)	(.33)	(.39)	(.45)
Dividends from net realized gain on investments	—		(.09)	(.02)	(.00)[b]	—	—
Total Distributions	(.09)		(.32)	(.28)	(.33)	(.39)	(.45)
Net asset value, end of period	12.74		12.75	12.73	13.26	13.09	13.15
Total Return (%)	.65	[c]	2.69	(1.91)	3.91	2.57	6.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[d]	.80	.82	.81	.80	.81
Ratio of net expenses to average net assets	.80	[d]	.80	.82	.81	.80	.81
Ratio of net investment income
to average net assets	1.16	[d]	1.40	1.51	1.98	2.18	2.44
Portfolio Turnover Rate	24.90	[c]	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	7,244		6,415	8,397	5,012	4,260	4,768

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

40

			Class M Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.96		12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.17		.32	.30	.12
Net realized and unrealized
gain (loss) on investments	.02		.56	(.29)	.43
Total from Investment Operations	.19		.88	.01	.55
Distributions:
Dividends from investment income—net	(.20)		(.41)	(.39)	(.14)
Dividends from net realized gain on investments	—		(.00)[c]	(.04)	—
Total Distributions	(.20)		(.41)	(.43)	(.14)
Net asset value, end of period	12.95		12.96	12.49	12.91
Total Return (%)	1.51	[d]	7.21	.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[e]	.56	.58	.70	[e]
Ratio of net expenses to average net assets	.56	[e]	.56	.58	.60	[e]
Ratio of net investment income
to average net assets	2.64	[e]	2.48	2.31	2.25	[e]
Portfolio Turnover Rate	16.62	[d]	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	799,389		747,274	554,152	312,231

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.96		12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.16		.28	.26	.07
Net realized and unrealized
gain (loss) on investments	.02		.57	(.29)	.46
Total from Investment Operations	.18		.85	(.03)	.53
Distributions:
Dividends from investment income—net	(.19)		(.38)	(.35)	(.12)
Dividends from net realized gain on investments	—		(.00)[c]	(.04)	—
Total Distributions	(.19)		(.38)	(.39)	(.12)
Net asset value, end of period	12.95		12.96	12.49	12.91
Total Return (%)	1.39	[d]	6.92	(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	[e]	.82	.85	1.12	[e]
Ratio of net expenses to average net assets	.83	[e]	.82	.85	.85	[e]
Ratio of net investment income
to average net assets	2.38	[e]	2.21	2.05	1.67	[e]
Portfolio Turnover Rate	16.62	[d]	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	5,525		1,519	575	40

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

42

				Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2015			Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.95		12.03	12.22	12.30	12.40	12.39
Investment Operations:
Investment income (loss)—net[a]	.03		.02	(.02)	(.00)[b]	.07	.13
Net realized and unrealized
gain (loss) on investments	.00	[b]	.03	(.04)	.01	.02	.11
Total from Investment Operations	.03		.05	(.06)	.01	.09	.24
Distributions:
Dividends from investment income—net	(.08)		(.13)	(.13)	(.09)	(.19)	(.23)
Net asset value, end of period	11.90		11.95	12.03	12.22	12.30	12.40
Total Return (%)	.21	[c]	.44	(.49)	.07	.71	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[d]	.53	.53	.52	.52	.53
Ratio of net expenses to average net assets	.53	[d]	.53	.53	.52	.52	.53
Ratio of net investment income (loss)
to average net assets	.55	[d]	.19	(.13)	(.00)[e]	.56	1.07
Portfolio Turnover Rate	47.47	[c]	116.19	125.01	152.13	143.65	59.58
Net Assets, end of period ($ x 1,000)	232,692		253,961	279,192	302,756	349,975	304,707

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
e	Amount represents less than .01%.
See notes to financial statements.

The Funds 43

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2015			Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2014	2013	2012	2011		2010
Per Share Data ($):
Net asset value, beginning of period	11.93		12.01	12.21	12.29	12.40		12.39
Investment Operations:
Investment income (loss)—net[a]	.02		(.01)	(.05)	(.04)	.04		.11
Net realized and unrealized
gain (loss) on investments	(.01)		.03	(.05)	.02	.00	[b]	.10
Total from Investment Operations	.01		.02	(.10)	(.02)	.04		.21
Distributions:
Dividends from investment income—net	(.06)		(.10)	(.10)	(.06)	(.15)		(.20)
Net asset value, end of period	11.88		11.93	12.01	12.21	12.29		12.40
Total Return (%)	.09	[c]	.18	(.84)	(.15)	.34		1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[d]	.78	.78	.78	.78		.78
Ratio of net expenses to average net assets	.79	[d]	.78	.78	.78	.78		.78
Ratio of net investment income (loss)
to average net assets	.30	[d]	(.06)	(.40)	(.29)	.34		.84
Portfolio Turnover Rate	47.47	[c]	116.19	125.01	152.13	143.65		59.58
Net Assets, end of period ($ x 1,000)	1,693		801	894	1,142	1,171		987

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

44

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the "Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Funds 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2015 in valuing each fund’s investments.

46

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	7,106,450	—	—	—	7,106,450
Commercial
Mortgage-Backed	—	—	11,449,434	—	—	—	11,449,434
Corporate Bonds+	—	—	404,867,175	—	—	—	404,867,175
Foreign Government	—	—	20,785,474	—	—	—	20,785,474
Municipal Bonds+	—	—	73,387,251	—	—	—	73,387,251
Mutual Funds	18,903,800	—	—	—	—	—	18,903,800
U.S. Government Agencies/
Mortgage-Backed	—	—	302,368,747	—	—	—	302,368,747
U.S. Treasury	—	—	217,781,520	—	—	—	217,781,520
BNY Mellon Intermediate
Bond Fund
Asset-Backed	—	—	34,180,632	—	—	—	34,180,632
Commercial
Mortgage-Backed	—	—	20,277,623	—	—	—	20,277,623
Corporate Bonds+	—	—	428,962,911	—	—	—	428,962,911
Foreign Government	—	—	20,912,334	—	—	—	20,912,334
Municipal Bonds+	—	—	50,957,904	—	—	—	50,957,904
Mutual Funds	11,568,041	—	—	—	—	—	11,568,041
U.S. Government Agencies/
Mortgage-Backed	—	—	35,522,389	—	—	—	35,522,389
U.S. Treasury	—	—	307,944,953	—	—	—	307,944,953
BNY Mellon Corporate
Bond Fund
Corporate Bonds+	—	—	689,523,208	—	—	—	689,523,208
Foreign Government	—	—	29,019,249	—	—	—	29,019,249
Municipal Bonds+	—	—	63,333,295	—	—	—	63,333,295
Mutual Funds	33,006,131	—	—	—	—	—	33,006,131
BNY Mellon Short-Term
U.S. Government
Securities Fund
Commercial
Mortgage-Backed	—	—	10,996,062	—	—	—	10,996,062
Municipal Bonds+	—	—	12,722,104	—	—	—	12,722,104
Mutual Funds	1,784,464	—	—	—	—	—	1,784,464
U.S. Government Agencies/
Mortgage-Backed	—	—	117,228,231	—	—	—	117,228,231
U.S. Treasury	—	—	91,820,947	—	—	—	91,820,947

† See Statements of Investments for additional detailed categorizations.

The Funds 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2015.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$7,023
BNY Mellon Intermediate Bond Fund	6,481
BNY Mellon Corporate Bond Fund	7,162
BNY Mellon Short-Term U.S.
Government Securities Fund	1,619

Table 3—Affiliated Investment Companies

	Value				Value		Net
	8/31/2014	($)	Purchases ($)	Sales ($)	2/28/2015	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,816,922		115,438,006	108,633,008	14,621,920		1.4
Dreyfus Institutional Cash Advantage Fund	2,385,000		18,291,265	16,394,385	4,281,880.4
Total	10,201,922		133,729,271	125,027,393	18,903,800		1.8
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	10,090,672		70,157,951	69,967,525	10,281,098		1.1
Dreyfus Institutional Cash Advantage Fund	4,090,700		16,812,050	19,615,807	1,286,943.2
Total	14,181,372		86,970,001	89,583,332	11,568,041		1.3
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,556,274		104,588,553	87,170,243	18,974,584		2.4
Dreyfus Institutional Cash Advantage Fund	16,427,220		52,085,774	54,481,447	14,031,547		1.7
Total	17,983,494		156,674,327	141,651,690	33,006,131		4.1
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,926,224		66,823,421	72,965,181	1,784,464.8
Dreyfus Institutional Cash Advantage Fund	—		11,198,125	11,198,125	—		—
Total	7,926,224		78,021,546	84,163,306	1,784,464.8

48

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2015.

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds normally declare and pay dividends from investment income-net monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2015, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as

The Funds 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended February 28, 2015, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports

Table 5—Tax Character of Distributions Paid

		Long-Term
	Ordinary Income ($)	Capital Gains ($)
	2014	2014
BNY Mellon Bond Fund	30,724,379	15,651,366
BNY Mellon Intermediate Bond Fund	19,361,232	6,409,757
BNY Mellon Corporate Bond Fund	20,630,929	—
BNY Mellon Short-Term
U.S. Government Securities Fund	2,924,618	—

50

and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 28, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$12,104
BNY Mellon Intermediate Bond Fund	8,881
BNY Mellon Corporate Bond Fund	6,019
BNY Mellon Short-Term
U.S. Government Securities Fund	1,695

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2015 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon Bond Fund	$38,325
BNY Mellon Intermediate Bond Fund	31,648
BNY Mellon Corporate Bond Fund	30,096
BNY Mellon Short-Term
U.S. Government Securities Fund	9,914

Each fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. Table 9 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management	Earnings
	Fees ($)	Credits ($)
BNY Mellon Bond Fund	108	(4)
BNY Mellon Intermediate Bond Fund	97	(4)
BNY Mellon Corporate Bond Fund	24	(1)
BNY Mellon Short-Term U.S. Government Securities Fund	24	(1)

The Funds 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$37
BNY Mellon Intermediate Bond Fund	60
BNY Mellon Corporate Bond Fund	8
BNY Mellon Short-Term
U.S. Government Securities Fund	6

During the period ended February 28, 2015, each fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within theTrust.Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2015.

Table 12 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2015.

At February 28, 2015, the cost of investments for federal income tax was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	322,861	1,799	25,680	1,912
BNY Mellon Intermediate Bond Fund	280,668	1,378	22,131	1,912
BNY Mellon Corporate Bond Fund	243,408	1,082	16,800	1,912
BNY Mellon Short-Term U.S. Government Securities Fund	63,875	343	6,808	1,912

Table 11—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	261,915,837	266,242,118
BNY Mellon Intermediate Bond Fund	225,789,345	229,573,502
BNY Mellon Corporate Bond Fund	167,420,202	125,941,294
BNY Mellon Short-Term U.S. Government Securities Fund	114,700,202	142,917,239

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	38,835,875	3,073,662	35,762,213
BNY Mellon Intermediate Bond Fund	19,184,371	2,552,387	16,631,984
BNY Mellon Corporate Bond Fund	20,434,176	1,991,813	18,442,363
BNY Mellon Short-Term U.S. Government Securities Fund	365,082	1,013,840	(648,758)

52

NOTES

For More Information

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation MFTSA0215-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT

February 28, 2015

Contents

The Funds

Letter from the President 2

Discussion of Funds' Performance

BNY Mellon National Intermediate Municipal Bond Fund 3

BNY Mellon National Short-Term Municipal Bond Fund 5

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund 7

BNY Mellon Massachusetts Intermediate Municipal Bond Fund 9

BNY Mellon Municipal Opportunities Fund 13

Understanding Your Fund's Expenses 15

Statements of Investments 17

Statements of Financial Futures 35,58,68,76,93

Statements of Assets and Liabilities 94

Statements of Operations 96

Statement of Cash Flows 98

Statements of Changes in Net Assets 99

Financial Highlights 106

Notes to Financial Statements 118

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds continued to fare well over the reporting period when supply-and-demand dynamics remained favorable and long-term interest rates declined in the midst of a sustained economic recovery. Municipal bond yields were driven downward and prices higher by robust demand for a relatively limited supply of securities, particularly from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts. Improving credit conditions for many municipal issuers also supported the market's performance.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for municipal bonds over the remainder of 2015. The U.S. economy seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, stronger economic growth could create risks for fixed-income markets, including the possibility of higher short-term interest rates from the Federal Reserve Board. That's why we urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
March 16, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.41%, and its Investor shares returned 1.28%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.59%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.70% for the same period.2

Municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. A relatively defensive duration posture caused the fund to modestly lag its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery gained momentum over the reporting period as labor markets strengthened and businesses and consumers gained confidence.Yet, long-term interest rates generally fell, defying expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S.Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of U.S. fixed-income securities — including municipal bonds. February 2015 proved to be a notable exception to this trend, as longer term interest rates climbed after stronger-than-expected employment data sparked worries that short-term interest rates might rise sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities, with the notable-but-isolated exceptions of Puerto Rico and Detroit. Tax revenues have climbed beyond pre-recession levels for most state and local governments, enabling them to achieve balanced budgets and replenish reserves.

Fund Strategies Produced Mixed Results

The fund’s relative performance was dampened to a degree by a relatively short average duration, which prevented it from participating more fully in the benefits of falling long-term interest rates. In addition, lower yielding escrowed bonds, Puerto Rico bonds, and underweighted exposure to bonds backed by health care facilities weighed on the fund’s relative results. Finally, our interest-rate hedging strategy — which employed futures contracts to

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

help establish the fund’s duration positioning — hurt the fund’s relative performance.

On a more positive note, we emphasized bonds with maturities at either end of the market’s maturity spectrum over those in the intermediate-term range. While overweighted exposure to shorter term municipal bonds proved mildly counterproductive, the overall strategy enabled the fund to benefit from narrowing yield differences along the market’s maturity spectrum.

Our security selection strategy also generally produced attractive results. Relative strength stemming from underweighted exposure to the highest credit-rating tiers more than offset less favorable results from an underweighted position in the lowest investment-grade category. A corresponding emphasis on A-rated bonds had a market-neutral impact on performance. The fund further benefited from an emphasis on state general obligation bonds over their locally issued counterparts. Among revenue-backed bonds, the fund achieved strong relative results from securities backed by industrial development districts, tax appropriations, and public power facilities.

A More Cautious Investment Posture

As of the reporting period’s end, we remain optimistic regarding the prospects for municipal bonds over the months ahead. The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen.While the Federal Reserve Board is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Nonetheless, in light of recent market gains, we have adopted a more cautious security selection strategy, including an intensified focus on higher quality revenue bonds, including those backed by transportation projects and water-and-sewer facilities. Conversely, we have established a somewhat less defensive duration positioning. In our view, these are prudent strategies in a moderately expanding economic environment.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index and the S&P Municipal Bond Intermediate Index
are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P
Municipal Bond Investment Grade Index, that are rated at least BBB- by
Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc.,
or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses.The S&P Municipal Bond Investment Grade
Intermediate Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond
Intermediate Index until the S&P Municipal Bond Investment Grade Index has been calculated for a 10-year period. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.27%, and its Investor shares returned 0.07%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 0.27%, and the fund’s former benchmark, the S&P Municipal Bond Short Index, achieved a total return of 0.33% for the same period.2

Longer term municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. However, yields of short-term municipal bonds remained anchored by the Federal Reserve Board’s (the “Fed”) unchanged target for short-term interest rates.The fund’s Class M shares produced results that were in line with the benchmark, as successful security selections were balanced by shortfalls stemming from our hedging strategy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery continued to gather momentum as labor markets strengthened and businesses and consumers gained confidence.Yet, long-term interest rates fell over most of the reporting period, defying widespread expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S. Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of longer term U.S. fixed-income securities — including municipal bonds. Short-term bonds were relatively unaffected by these developments, as the Fed left the overnight federal funds rate unchanged near historically low levels.

Municipal bonds also generally benefited from favorable supply-and-demand dynamics during the reporting period. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities, with the notable-but-isolated exceptions of Puerto Rico and Detroit. Tax revenues have climbed beyond pre-recession levels for most state and local governments, enabling them to achieve balanced budgets and replenish reserves.

Fund Strategies Produced Mixed Results

The fund’s relative performance was bolstered during the reporting period by our security selection strategy. The fund was particularly aided by underweighted

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

exposure to state general obligation bonds and lower yielding escrowed bonds. Instead, we favored revenue-backed bonds, where the fund achieved strong relative results from securities backed by higher education institutions, airports, toll roads, and industrial development pro-jects.The fund also benefited from a focus on longer relative maturities among bonds issued on behalf of utilities, and positive developments affecting one holding in the health care sector helped to buoy the fund’s relative results.

We generally maintained the fund’s average duration in a range that was in line with industry averages, which neither cushioned nor magnified volatility stemming from changing interest rates during the reporting period. However, our interest-rate hedging strategy — which employed futures contracts to help establish the fund’s duration positioning — weighed on the fund’s relative performance to a degree.

Positioned to Capture Opportunities for Higher Income

As of the end of the reporting period, we remain optimistic regarding the prospects for short-term municipal bonds over the months ahead.The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen. While the Fed is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Therefore, we see little reason to adopt a more defensive interest-rate strategy, and we have maintained the fund’s average duration in a market-neutral position.This strategy is designed to allow us to place greater emphasis on adding value through our security selection strategy, in which we have focused on short-term, investment-grade securities offering what we believe are competitive levels of current income. In our view, these strategies should allow the fund to more quickly pursue any upcoming opportunities to purchase higher yielding municipal bonds from fundamentally sound issuers.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P., LIPPER INC. — Reflects reinvestment
of dividends and, where applicable, capital gain distributions.The S&P
Municipal Bond Investment Grade Short Index and the S&P Municipal
Bond Short Index are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of six months and a maximum maturity of up to, but not including, four years, and, in the case of the S&P Municipal Bond Investment Grade Short Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by
Moody’s Investor Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P
Municipal Bond Investment Grade Short Index has been calculated for a
10-year period.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

\

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Jeremy N. Baker and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.57%, and its Investor shares returned 1.37%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.59%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.70% for the same period.2

Municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. A relatively defensive duration posture caused the fund to modestly lag its benchmark.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery gained momentum over the reporting period as labor markets strengthened and businesses and consumers gained confidence.Yet, long-term interest rates generally fell, defying widespread expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S. Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of U.S. fixed-income securities — including municipal bonds. February 2015 proved to be a notable exception to this trend: longer-term interest rates climbed after stronger-than-expected employment data sparked worries that short-term interest rates might rise sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics during the reporting period. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities.Tax revenues have climbed beyond pre-recession levels for many state and local governments, but Pennsylvania has continued to face budget challenges due to unfunded pension liabilities and revenue shortfalls.

Fund Strategies Produced Mixed Results

The fund’s relative performance was dampened by a relatively short average duration, which prevented it from

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

participating more fully in the benefits of falling long-term interest rates. In addition, lower yielding escrowed bonds weighed on the fund’s relative results to a degree. Finally, our interest-rate hedging strategy — which employed futures contracts to help establish the fund’s duration positioning — hurt the fund’s relative performance.

On a more positive note, we emphasized bonds with maturities at either end of the market’s maturity spectrum over those in the intermediate-term range. While overweighted exposure to shorter term municipal bonds proved mildly counterproductive, the overall strategy enabled the fund to benefit from narrowing yield differences along the market’s maturity spectrum.

Underweighted exposure to the state’s general obligation bonds also added value. Instead, we favored revenue-backed bonds, and the fund especially benefited from municipal bonds issued on behalf of higher education institutions, toll roads, ports, and industrial development projects.A focus on longer maturities among bonds issued on behalf of utilities also buoyed the fund’s relative results, as did holdings of municipals bonds from other states where yields are higher than in Pennsylvania.

A More Cautious Investment Posture

We remain optimistic regarding the prospects for municipal bonds over the months ahead. The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen in most states. While the Federal Reserve Board is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Nonetheless, in light of recent market gains, we have adopted a more cautious security selection strategy, including a continued focus on higher quality revenue bonds backed by transportation projects and water-and-sewer facilities. Conversely, we have established a somewhat less defensive duration positioning. In our view, these are prudent strategies in a moderately expanding economic environment.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index and the S&P Municipal Bond Intermediate Index
are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P
Municipal Bond Investment Grade Index, that are rated at least BBB- by
Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc.,
or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on March 19, 2013.
Accordingly, the fund will continue to report the performance of the S&P
Municipal Bond Intermediate Index until the S&P Municipal Bond
Investment Grade Index has been calculated for a 10-year period. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.22%, and its Investor shares returned 1.10%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.59%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.70% for the same period.2

Municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. The fund modestly lagged its benchmark, mainly due to a relatively defensive duration management strategy during a time of declining interest rates.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery gained momentum over the reporting period as labor markets strengthened, manufacturing activity intensified, and businesses and consumers gained confidence. Yet, long-term interest rates generally fell, defying expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S. Treasury securities, and the resulting supply-and-demand imbalance kept yields of longer term U.S. fixed-income securities — including municipal bonds — low. February 2015 proved to be a notable exception to this trend: long-term interest rates climbed after stronger-than-expected employment data sparked worries that the Federal Reserve Board (the “Fed”) might raise short-term interest rates sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics during the reporting period. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities, with the notable-but-isolated exceptions of Puerto Rico and Detroit. Tax revenues have climbed beyond

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

pre-recession levels for many state and local governments, including Massachusetts, which has participated fully in the national economic recovery with support from the technology, financial, and health care industries.

Fund Strategies Produced Mixed Results

The fund’s relative performance was dampened by a relatively short average duration, which prevented it from participating more fully in the benefits of falling long-term interest rates. In addition, overweighted exposure to AAA-rated securities undermined results at a time when higher yielding A-rated securities were in short supply. The fund also struggled with the underperformance of lower yielding escrowed bonds and shorter term revenue bonds backed by higher education institutions. Finally, our interest-rate hedging strategy — which employed futures contracts to help establish the fund’s duration positioning — hurt the fund’s relative performance.

On a more positive note, overweighted exposure to longer maturity health care bonds added a degree of value. Strong security selections in the utilities sector and a focus on longer maturities among bonds issued on behalf of transportation projects also buoyed the fund’s relative results, as did holdings of municipals bonds from other states where yields are higher than in Massachusetts.

A More Cautious Investment Posture

We remain optimistic regarding the prospects for municipal bonds over the months ahead. The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen in most states, including Massachusetts. While the Fed is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Nonetheless, in light of recent market gains, we have adopted a more cautious security selection strategy, including a continued focus on higher quality revenue bonds backed by transportation projects and water-and-sewer facilities. Conversely, we have established a somewhat less defensive duration positioning. In our view, these are prudent strategies in a moderately expanding economic environment.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index and the S&P Municipal Bond Intermediate Index
are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P
Municipal Bond Investment Grade Index, that are rated at least BBB- by
Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc.,
or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on March 19, 2013.
Accordingly, the fund will continue to report the performance of the S&P
Municipal Bond Intermediate Index until the S&P Municipal Bond
Investment Grade Index has been calculated for a 10-year period. Investors cannot invest directly in any index.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 1.49%, and its Investor shares returned 1.36%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.59%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.70% for the same period.2

Municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. The fund modestly lagged its benchmark, mainly due to a relatively defensive duration management strategy during a time of declining interest rates.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery gained momentum over the reporting period as labor markets strengthened, manufacturing activity intensified, and businesses and consumers gained confidence. Yet, long-term interest rates generally continued to fall, defying widespread expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields from sovereign bonds than were available in Europe and Japan flocked to U.S. Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of longer term U.S. fixed-income securities — including municipal bonds. February 2015 proved to be a notable exception to this trend: long-term interest rates climbed after stronger-than-expected employment data sparked worries that the Federal Reserve Board (the “Fed”) might raise short-term interest rates sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics during the reporting period. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities, with the notable-but-isolated exceptions of Puerto Rico and Detroit. Tax revenues have climbed beyond pre-recession levels for many state and local govern-

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

ments, including NewYork, where the state and city have participated fully in the national economic recovery with support from a resurgent financial services industry.

Fund Strategies Produced Mixed Results

The fund’s relative performance was dampened during the reporting period by a relatively short average duration, which prevented it from participating more fully in the benefits of falling long-term interest rates. Our interest-rate hedging strategy — which employed futures contracts to help establish the fund’s duration positioning — also hurt the fund’s relative performance. In addition, the fund’s relative performance was hampered to a degree by underweighted exposure to and a focus on shorter maturities among municipal bonds issued on behalf of transportation projects.

On a more positive note, underweighted exposure to lower yielding state general obligation bonds and escrowed bonds buoyed the fund’s relative performance during the reporting period. Instead, we placed greater emphasis on higher yielding revenue-backed bonds, where relatively heavy exposure to higher education institutions and holdings of longer maturity health care and public power bonds added a degree of value. Holdings of municipals bonds from other states where yields are higher than in New York also helped bolster the fund’s relative results.

A More Cautious Investment Posture

As of the reporting period’s end, we remain optimistic regarding the prospects for municipal bonds over the months ahead. The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen in most states, including NewYork.While the Fed is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Nonetheless, in light of recent market gains, we have adopted a more cautious security selection strategy, including a continued focus on higher quality revenue bonds backed by transportation projects and water-and-sewer facilities. Conversely, we have established a somewhat less defensive duration positioning. In our view, these are prudent strategies in a moderately expanding economic environment.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2015, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond Investment
Grade Intermediate Index and the S&P Municipal Bond Intermediate Index
are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P
Municipal Bond Investment Grade Index, that are rated at least BBB- by
Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc.,
or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in NewYork municipal obligations.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on March 19, 2013.
Accordingly, the fund will continue to report the performance of the S&P
Municipal Bond Intermediate Index until the S&P Municipal Bond
Investment Grade Index has been calculated for a 10-year period. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 2.59%, and its Investor shares returned 2.53%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 2.20%.2

Municipal bonds generally rallied over the reporting period as long-term interest rates continued to fall and supply-and-demand dynamics remained favorable. An emphasis on longer maturities enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Falling Long-Term Rates Supported Municipal Bond Prices

The U.S. economic recovery gained momentum over the reporting period as labor markets strengthened and businesses and consumers gained confidence.Yet, long-term interest rates generally fell, defying expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields flocked to U.S.Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on U.S. fixed-income securities — including municipal bonds. February 2015 proved to be a notable exception to this trend: longer term interest rates climbed after stronger-than-expected employment data sparked worries that short-term interest rates might rise sooner than previously forecast.

Municipal bonds also benefited from favorable supply-and-demand dynamics. Demand remained strong from individual investors seeking competitive levels of tax-exempt income in a low interest-rate environment. Meanwhile, despite greater-than-expected issuance volumes over the first two months of 2015, the supply of newly issued municipal securities generally remained stable for the reporting period overall.

The economic rebound resulted in better underlying credit conditions for most states and municipalities, with the notable-but-isolated exceptions of Puerto Rico and Detroit. Tax revenues have climbed beyond pre-recession levels for most state and local governments, enabling them to achieve balanced budgets and replenish reserves.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Various Strategies Bolstered Relative Results

The fund’s relative performance was buoyed over the reporting period by its emphasis on bonds with maturities at the longer end of the market’s maturity spectrum versus those with shorter maturities. This positioning enabled the fund to benefit from narrowing yield differences along the market’s maturity spectrum. Underweighted exposure to weaker-performing bonds in the AAA and AA credit-rating tiers, together with relatively heavy positions among A- and BBB-rated bonds, also helped support the fund’s relative performance.The fund further benefited from an emphasis on state general obligation bonds over their locally issued counterparts. Among revenue-backed bonds, the fund achieved strong relative results from bonds backed by charter schools.

On a more negative note, the fund’s relative performance was dampened to a degree by its holdings of Puerto Rico bonds, as the U.S. territory continued to struggle with a weak economy and unfunded pension liabilities. In addition, a relatively short average duration prevented the fund from participating more fully in the benefits of falling long-term interest rates. We established the fund’s short duration positioning, in part, through the use of futures contracts. Investments in inverse floating rate notes, a form of derivative instrument used to protect against unexpected interest-rate movements, also hurt the fund’s results compared to those of its benchmark.

A More Cautious Investment Posture

We remain optimistic regarding the prospects for municipal bonds over the months ahead. The U.S. economic recovery has proven persistent, and credit conditions have continued to strengthen. While the Federal Reserve Board is expected to begin raising short-term interest rates later this year, we note that municipal bonds historically have tended to be less sensitive than U.S.Treasury securities to rate hikes.

Nonetheless, in light of recent market gains, we have adopted a somewhat more cautious investment posture.As of the reporting period’s end, we have established a more market-neutral duration positioning, and we have continued our focus on liquidity in our security selections. In our view, these strategies can help the fund take faster advantage of any upcoming opportunities to purchase higher yielding municipal bonds.

March 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.50	$3.74
Ending value (after expenses)	$1,014.10	$1,012.80
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.48	$3.72
Ending value (after expenses)	$1,002.70	$1,000.70
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.40	$4.64
Ending value (after expenses)	$1,015.70	$1,013.70
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.64	$3.89
Ending value (after expenses)	$1,012.20	$1,011.00
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.95	$4.19
Ending value (after expenses)	$1,014.90	$1,013.16
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.52	$4.97
Ending value (after expenses)	$1,025.90	$1,025.30
Annualized expense ratio (%)	.70	.99

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.41	$4.66
Ending value (after expenses)	$1,021.42	$1,020.18
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.51	$4.96
Ending value (after expenses)	$1,021.32	$1,019.89
Annualized expense ratio (%)	.70	.99

† Expenses are equal to each fund's annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.3%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,737,975
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,451,321
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000		5,150,150
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000		4,828,037
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,334,061
Alaska—.4%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000		8,830,880
Arizona—2.2%
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000		2,887,400
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000		1,153,180
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000		1,263,394
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/18	5,000,000	[a]	5,678,300
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/31	4,335,000		5,026,389
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/22	10,000,000		12,215,400
Arizona Water Infrastructure Finance Authority,
Water Quality Revenue	5.00	10/1/26	7,000,000		8,627,220
Phoenix, GO	6.25	7/1/16	1,250,000		1,349,887
Salt River Project Agricultural Improvement and
Power District, Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,359,880
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	3,570,000		3,679,349
California—14.8%
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,438,250
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,210,100
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	10,000,000		10,163,700
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,803,920
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		6,077,050
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,064,550
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		15,486,250
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		3,097,250
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		11,994,700
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,928,450
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,687,687
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,336,798

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000		13,595,424
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		5,903,250
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,786,725
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,882,160
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	10,129,705
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,766,920
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	71,939
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	4,124,526
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	10/17/17	5,000,000		5,568,800
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	1/1/22	2,250,000		2,372,535
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	7/1/27	2,000,000		2,044,360
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,020,300
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000		4,015,400
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		10,110,792
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,372,760
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,604,164
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.25	8/1/24	4,270,000		5,118,961
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	2,200,000		2,332,924
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,613,620
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,530,259

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Unified School District, GO
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	7/1/17	2,395,000	[a]	2,644,391
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000		2,147,820
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	1,940,200
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,069,752
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,595,060
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,184,169
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,777,759
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		6,068,200
Sacramento County Sanitation Districts Financing Authority,
Subordinate Lien Revenue (Sacramento Regional County
Sanitation District) (Insured; FGIC)	0.69	12/1/35	10,000,000	[c]	9,142,900
Sacramento County Water Financing Authority, Revenue
(Sacramento County Water Agency Zones 40 and
41 Water System Project) (Insured; National
Public Finance Guarantee Corp.)	0.71	6/1/34	8,000,000	[c]	7,369,840
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,889,900
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,872,950
San Francisco City and County Public Utilities
Commission, San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,501,500
Southern California Public Power Authority,
Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,617,680
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,188,800
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,561,853
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		3,975,387
Colorado—2.2%
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,933,328
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,312,100

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,854,592
Colorado Health Facilities Authority,
Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	280,000		280,896
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,773,517
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,311,150
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.77	9/1/17	5,000,000	[c]	5,032,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,817,345
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	1,870,000		2,071,025
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,670,701
Regional Transportation District, COP	5.00	6/1/19	1,750,000		2,007,723
Regional Transportation District, COP	5.00	6/1/20	2,700,000		3,135,105
Regional Transportation District, COP	5.50	6/1/22	2,200,000		2,607,198
Connecticut—1.5%
Connecticut, GO	5.00	11/15/21	9,430,000		11,372,297
Connecticut, GO	5.00	4/15/22	5,000,000		6,029,850
Connecticut, GO	5.00	5/15/23	10,000,000		11,907,600
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,701,510
Delaware—1.1%
Delaware, GO	5.00	2/1/23	5,000,000		5,942,600
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,363,220
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,240,970
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,809,450
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,217,620
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,472,458
District of Columbia—.7%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	6/1/16	5,000,000	[c]	5,135,900
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/23	4,250,000		4,939,860
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/24	2,500,000		2,890,075
Florida—5.2%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,681,415
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,773,350

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000		3,643,616
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000		3,781,795
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000		2,219,600
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,992,725
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,310,960
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,871,399
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,151,630
Lee County, Airport Revenue	5.50	10/1/23	3,460,000		4,103,456
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,894,550
Miami-Dade County, Aviation Revenue
(Miami International Airport)	5.50	10/1/25	4,175,000		4,950,130
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	2,000,000		2,211,040
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/21	5,000,000		5,900,600
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	11/1/31	5,000,000		5,721,350
Orlando Utilities Commission, Utility System Revenue	1.81	10/1/16	13,400,000	[c]	13,804,680
Port Saint Lucie, Utility System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,289,300
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	282,654
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	276,886
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	242,275
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	836,425
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	2,065,105
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	5,000,000	[a]	5,768,450
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	2,105,000	[a]	2,428,517
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,251,754

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000		5,940,750
Tampa Sports Authority, Local Option
Sales Tax Revenue (Stadium Project)	5.00	1/1/24	7,490,000		9,221,089
Tampa Sports Authority, Local Option
Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,571,509
Georgia—1.6%
Atlanta, Water and Wastewater Revenue	5.00	11/1/25	3,750,000		4,596,487
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,929,940
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,049,920
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	93,050
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		5,780,300
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000		2,049,500
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/41	6,990,000		7,944,065
Idaho—.9%
Idaho Health Facilities Authority,
Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000		5,599,400
University of Idaho Regents, General Revenue	5.25	4/1/21	10,025,000		11,833,711
Illinois—5.1%
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000		5,463,975
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000		8,309,591
Chicago, GO	5.00	1/1/22	5,000,000		5,481,450
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,175,845
Chicago, GO (Project and Refunding Series)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	6,940,000		7,056,176
Illinois, GO	5.00	8/1/18	19,900,000		22,035,071
Illinois, GO	5.00	8/1/19	10,000,000		11,199,600
Illinois, GO	5.00	9/1/19	7,500,000		7,530,300
Illinois, GO	5.00	2/1/26	5,000,000		5,552,100
Illinois, GO	5.25	2/1/28	6,000,000		6,482,700
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,647,200

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority, Gas Supply Revenue (The Peoples Gas
Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,612,225
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000		3,541,300
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,743,800
Kansas—2.2%
Harvey County Unified School District Number 373,
GO Improvement Bonds (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	9/1/18	1,700,000	[a]	1,941,298
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	10,000,000		12,272,300
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,317,540
Kansas Development Finance Authority, Revenue
(University of Kansas Projects)	4.00	5/1/21	3,370,000		3,760,347
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,640,574
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000		10,040,733
Kentucky—.1%
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,125,257
Louisiana—2.4%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC)	5.25	12/1/21	4,000,000		4,472,240
Louisiana, GO	5.00	8/1/26	5,000,000		6,105,500
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		5,798,320
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	14,500,000		16,673,695
Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue (Louisiana Community and
Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,808,050
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,341,240
Louisiana Public Facilities Authority,
Revenue (Loyola University Project)	5.00	10/1/41	6,000,000		6,626,040
Maryland—2.1%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		2,959,310
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,515,104
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,492,646

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland, GO (State and Local Facilities Loan)	5.00	8/1/23	5,805,000		7,236,977
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,678,125
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/24	10,000,000		12,652,400
Massachusetts—2.2%
Massachusetts, GO	0.63	11/1/18	2,000,000	[c]	2,008,920
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	7,000,000		8,406,510
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/28	5,000,000		5,956,750
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/30	4,000,000		4,719,640
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/31	5,000,000		5,866,100
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		4,002,280
Massachusetts Development Finance Agency, Special Obligation
Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,834,908
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000		2,424,480
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	2,950,000		3,085,405
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	885,000		926,099
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	2,050,000	[a]	2,146,022
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	615,000	[a]	643,807
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	190,000	[a]	194,343
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	60,000	[a]	61,372
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,725
Michigan—2.0%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,869,120
Michigan, Grant Anticipation Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.25	9/15/23	7,500,000		8,315,925
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,875,296
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,544,600
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,166,169

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000	3,435,690
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000	2,839,250
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Water Supply System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000	2,888,225
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/29	3,450,000	3,996,859
Minnesota—1.3%
Minneapolis, Health Care System Revenue
(Fairview Health Services)	6.63	11/15/28	12,000,000	14,148,240
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,726,510
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/20	3,725,000	4,379,594
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000	1,810,980
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	550,000	584,391
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	428,104
Missouri—2.0%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,550,000	1,880,832
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,750,000	2,151,923
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,200,000	2,737,416
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000	913,103
Missouri Highways and Transportation Commission,
First Lien State Road Revenue	5.00	5/1/23	25,625,000	31,805,494

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nebraska—.5%
Central Plains Energy Project, Gas Supply Revenue
(Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	7,500,000		8,682,975
Omaha City, GO (City of Omaha Convention
Center/Arena Project) (Escrowed to Maturity)	6.50	12/1/16	1,000,000		1,107,050
Nevada—1.3%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,349,300
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		14,568,619
New Jersey—4.3%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,078,500
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/19	10,000,000		11,268,600
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	9/1/20	5,555,000		6,342,477
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,816,850
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		14,826,370
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		12,238,400
New Jersey Educational Facilities Authority, Revenue (University of
Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,748,663
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,156,051
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/24	1,000,000		1,151,910
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,317,520
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.50	6/15/31	5,000,000		5,765,150
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	10,000,000		10,724,100
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/33	5,000,000		5,747,900
Rutgers, The State University, GO	5.00	5/1/21	2,000,000		2,400,260
New Mexico—.3%
New Mexico Municipal Energy Acquisition Authority,
Gas Supply Revenue	5.00	8/1/19	5,000,000		5,725,700
New York—13.5%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter's Hospital of the City of
Albany Project) (Prerefunded)	5.75	11/15/17	1,000,000	[a]	1,137,830

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000		966,824
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		3,098,074
Metropolitan Transportation Authority, State Service Contract Revenue	5.75	1/1/18	1,500,000		1,703,385
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,551,550
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		14,377,800
Metropolitan Transportation Authority, Transportation Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.35	11/1/22	9,175,000	[c]	8,842,406
New York City, GO	5.00	8/1/18	5,000,000		5,668,850
New York City, GO	5.00	8/1/20	18,505,000		21,822,946
New York City, GO	5.00	8/1/23	5,000,000		6,098,800
New York City, GO	5.13	12/1/24	5,000,000		5,603,950
New York City, GO	5.00	10/1/25	2,500,000		2,961,575
New York City, GO	5.00	8/1/26	5,660,000		6,720,175
New York City, GO	5.00	8/1/28	16,000,000		18,724,640
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,360,020
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/25	15,000,000		18,290,850
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[e]	10,550,500
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,026,280
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,582,400
New York State Dormitory Authority, Revenue
(Consolidated City University System)
(Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	165,000		179,951
New York State Dormitory Authority, Revenue
(The Rockefeller University)	5.00	7/1/40	10,000,000		11,365,000
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/35	4,190,000		4,200,266
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	10,000,000		11,769,900
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	8,000,000		9,185,120
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,549,950
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		4,911,075
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/24	25,000,000		30,869,750

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and New Jersey (Consolidated Bonds,
139th Series) (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/16	5,440,000		5,519,315
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/31	1,145,000		1,355,108
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/32	2,500,000		2,945,025
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	7,000,000		8,443,190
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/20	5,000,000		5,300,100
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/37	2,425,000		2,681,808
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,190,800
Utility Debt Securitization Authority of New York,
Restructuring Bonds	5.00	12/15/26	2,500,000		3,053,400
North Carolina—2.8%
North Carolina, GO	5.00	5/1/21	1,500,000		1,816,905
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,000,000		8,638,480
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000		5,613,900
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	18,000,000		20,431,260
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Escrowed to Maturity)	5.00	1/1/17	6,935,000		7,262,817
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	5,500,000		6,249,540
Wake County, LOR	5.00	1/1/24	5,955,000		6,928,285
Ohio—.6%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,640,287
Hamilton County, Sewer System Improvement Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,231,675
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,531,733
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	190,000		192,419
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000		924,399
Oregon—.7%
Oregon, GO	5.00	11/1/19	5,000,000		5,879,000
Oregon, GO	5.00	11/1/20	3,100,000		3,723,503
Tri-County Metropolitan Transportation District,
Payroll Tax and Grant Receipt Revenue	5.00	11/1/18	5,000,000		5,480,000

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—3.8%
Pennsylvania, GO	5.00	6/15/22	12,470,000		15,013,506
Pennsylvania, GO	5.00	11/15/22	5,000,000		5,983,400
Pennsylvania, GO	5.00	4/1/26	11,520,000		13,616,179
Pennsylvania, GO	5.00	6/1/28	7,540,000		8,787,041
Pennsylvania, GO	5.00	3/15/33	5,000,000		5,833,700
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/42	1,000,000		1,097,110
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000		5,808,895
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000		5,606,900
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000		4,334,405
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000		4,426,402
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000		2,174,699
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000		1,166,020
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000		3,159,695
South Carolina—.9%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,483,960
Newberry Investing in Children's Education, Installment Purchase
Revenue (School District of Newberry County,
South Carolina Project) (Prerefunded)	5.25	12/1/15	1,000,000	[a]	1,038,310
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000		8,716,425
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/32	5,000,000		5,776,400
South Dakota—.1%
South Dakota Educational Enhancement Funding Corporation,
Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		2,081,106
South Dakota Educational Enhancement Funding Corporation,
Tobacco Settlement Revenue	5.00	6/1/27	500,000		569,110
Tennessee—.7%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,925,637
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	4,475,000		5,273,966
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds (Prerefunded)	5.00	7/1/20	5,525,000	[a]	6,600,773
Texas—8.4%
Alvin Independent School District, Unlimited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/22	2,500,000		3,038,950

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,269,147
Dallas and Fort Worth, Joint Improvement Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,681,850
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,482,100
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,946,380
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		6,996,921
Dallas Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	4.00	2/15/32	4,000,000		4,299,480
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,209,200
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,153,640
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,555,250
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		16,026,079
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	6,111,800
Harris County-Houston Sports Authority, Senior Lien
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,802,925
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,994,650
Houston, Public Improvement GO	5.00	3/1/18	5,000,000		5,613,050
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,690,595
Katy Independent School District, Unlimited Tax
Refunding Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000	[b]	1,500,876
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	35,000		36,964
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	15,000		15,841
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000		5,430,400
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/35	1,050,000		1,224,332
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000		11,260,498
Texas Transportation Commission, GO Mobility Fund Bonds	5.00	10/1/22	4,300,000		5,282,851
Texas Transportation Commission, GO Mobility Fund Bonds	5.00	10/1/23	10,000,000		12,386,900
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000		5,933,000
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000		16,376,850
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/21	12,500,000		15,069,500
Texas Water Development Board, State
Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000		4,015,256
Utah—1.5%
Utah, GO	5.00	7/1/20	20,000,000		23,860,000
Utah Associated Municipal Power Systems,
Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,744,170

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—2.3%
Hampton Roads Sanitation District, Wastewater Revenue	5.00	7/1/24	3,520,000		4,407,427
Virginia, GO	5.00	6/1/23	5,490,000		6,596,564
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000		8,060,570
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,677,843
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000		13,320,363
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000		8,092,441
Virginia Transportation Board,
Transportation Capital Projects Revenue	5.00	5/15/22	2,795,000		3,396,791
Washington—2.7%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000		12,975,869
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000		6,424,481
Tacoma School District Number 10, Unlimited Tax GO	5.25	12/1/38	10,000,000		11,909,900
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000		6,012,900
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		6,056,700
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000		4,271,041
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000		6,617,210
West Virginia—.1%
Monongalia County Building Commission,
HR (Monongalia General Hospital)	5.25	7/1/20	2,575,000		2,608,707
Wisconsin—.9%
Wisconsin, GO	5.00	5/1/25	5,000,000		5,837,900
Wisconsin, GO (Prerefunded)	5.00	5/1/18	5,800,000	[a]	6,538,456
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,168,100
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,162,770
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,158,360
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		577,420
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,304,400
U.S. Related—1.2%
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,144,910
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		2,953,250
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000		2,901,750
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		3,961,591
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/15	995,000		980,194
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/16	1,995,000		1,851,320

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/15	5,000		5,091
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/16	5,000		5,339
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,576
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[f]	8,046,500
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	1,350,725
Total Long-Term Municipal Investments
(cost $1,868,557,707)					1,970,748,861

Short-Term Municipal Investments—1.7%
Colorado—.2%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.03	3/2/15	4,195,000	[g]	4,195,000
Florida—.0%
Sarasota County Public Hospital District, HR, Refunding (Sarasota
Memorial Hospital Project) (LOC: Northern Trust Company)	0.01	3/2/15	900,000	[g]	900,000
Illinois—.1%
Chicago, GO Notes, Refunding (LOC; Barclays Bank PLC)	0.03	3/2/15	400,000	[g]	400,000
Chicago, GO Notes, Refunding (LOC; JPMorgan Chase Bank)	0.03	3/2/15	1,000,000	[g]	1,000,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.01	3/2/15	1,400,000	[g]	1,400,000
Louisiana—.3%
Louisiana Public Facilities Authority, Revenue
(Dynamic Fuels, LLC Project) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	5,200,000	[g]	5,200,000
Massachusetts—.1%
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.03	3/2/15	2,200,000	[g]	2,200,000
Missouri—.1%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis University)
(LOC; Barclays Bank PLC)	0.03	3/2/15	1,100,000	[g]	1,100,000
New Hampshire—.1%
New Hampshire Business Finance Authority, Revenue
(Littleton Regional Hospital Issue) (LOC; TD Bank)	0.02	3/2/15	600,000	[g]	600,000
New Hampshire Health and Education Facilities Authority, Revenue
(Dartmouth College Issue) (Liquidity Facility; JPMorgan Chase Bank)	0.03	3/2/15	690,000	[g]	690,000
New York—.4%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	1,400,000	[g]	1,400,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	5,800,000	[g]	5,800,000

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	600,000	[g]	600,000
Pennsylvania—.2%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.01	3/2/15	3,900,000	[g]	3,900,000
Vermont—.0%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.01	3/2/15	1,000,000	[g]	1,000,000
Wisconsin—.2%
Wisconsin Health and Educational Facilities Authority, Revenue
(Fort Healthcare, Inc.) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	4,370,000	[g]	4,370,000
Total Short-Term Municipal Investments
(cost $34,755,000)					34,755,000
Total Investments (cost $1,903,312,707)			99.7%		2,005,503,861
Cash and Receivables (Net)			.3%		6,620,156
Net Assets			100.0%		2,012,124,017

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate security—interest rate subject to periodic change.
[d] Non-income producing—security in default.
e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, this security was valued at $10,550,500 or .5% of net assets.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	19.3	Lease	3.9
State/Territory	16.7	City	3.5
Special Tax	10.7	Prerefunded	2.2
Utility-Electric	8.2	Industrial	1.3
Education	8.0	Housing	.6
Utility-Water and Sewer	7.9	Pollution Control	.2
Health Care	4.6	Other	8.6
County	4.0		99.7

† Based on net assets.

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

34

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	345	(41,152,031)	June 2015	59,297
U.S. Treasury 10 Year Notes	615	(78,595,078)	June 2015	(259,453)
Gross Unrealized Appreciation				59,297
Gross Unrealized Depreciation				(259,453)

See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—102.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000		1,043,440
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	370,000		371,399
Alaska—.5%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,525,000		2,623,475
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,311,580
Arizona—.3%
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	1,785,000		1,839,675
Yavapai County Industrial Development Authority,
SWDR (Waste Management, Inc. Project)	0.63	3/2/15	1,250,000		1,250,038
California—8.7%
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge Revenue	1.00	4/3/17	20,000,000		20,077,400
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	6,000,000		6,064,980
California, GO	0.95	12/3/18	2,000,000	[a]	2,032,400
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children's Hospital at Stanford)	1.45	3/15/17	3,000,000		3,050,850
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	1.13	2/1/17	5,350,000		5,369,795
California Pollution Control Finance Authority,
SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,500,375
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,836,980
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,158,993
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,509,726
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	9,045,000		9,091,310
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,073,520
Long Beach, Harbor Revenue Short-Term Notes	5.00	11/15/18	7,500,000		8,619,975
Los Angeles Unified School District, GO	5.00	7/1/18	10,500,000		11,937,450
Metropolitan Water District of
Southern California, Water Revenue	3.50	10/1/16	5,900,000		6,138,832
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/16	4,210,000		4,375,200
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/17	1,000,000		1,082,470
South San Francisco Unified School District, GO, BAN (Measure J)	4.00	6/15/18	6,000,000		6,609,480
Sulphur Springs Union School District, GO, BAN	0.00	1/1/18	2,750,000	[b]	2,664,750
Sulphur Springs Union School District, GO, BAN	0.00	7/1/19	5,000,000	[b]	4,700,900

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—2.3%
City and County of Denver, Airport System Revenue	4.00	11/15/15	1,000,000		1,027,770
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,076,680
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000		5,035,200
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		1,988,343
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,438,181
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.77	9/1/17	8,000,000	[a]	8,051,680
Regional Transportation District of Colorado, COP
(Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,618,600
Connecticut—5.5%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,185,700
Connecticut, GO	5.00	9/1/17	7,875,000		8,709,986
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	10,000,000		11,343,400
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,135,074
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	1.35	7/21/16	10,000,000		10,138,100
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	0.80	7/26/17	10,000,000		10,030,400
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	1.20	2/1/19	15,000,000		14,992,500
New Haven, GO	4.00	11/1/15	3,000,000		3,070,920
Florida—5.2%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.50	6/1/17	5,000,000		5,529,850
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/16	10,000,000		10,577,500
Florida Department of Environmental Protection,
Florida Forever Revenue	5.00	7/1/18	3,960,000		4,476,859
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/18	6,930,000		7,847,740
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	4.00	10/1/15	1,500,000		1,534,710
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	5.00	10/1/16	1,520,000		1,628,102
Jacksonville, Special Revenue	5.00	10/1/16	3,000,000		3,221,580
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/16	5,000,000		5,370,550
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000		4,169,456
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	4.00	11/1/17	3,205,000		3,476,656

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000	5,614,550
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000	5,103,450
Putnam County Development Authority, PCR
(Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000	2,537,775
Georgia—3.4%
Atlanta, Airport General Revenue	5.00	1/1/17	1,000,000	1,081,930
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000	1,114,580
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,005,200
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.80	4/3/18	3,900,000	3,946,449
Floyd County Development Authority, PCR
(Georgia Power Company Plant Hammond Project)	0.85	11/19/15	5,000,000	5,014,850
Fulton County Development Authority, Revenue
(Robert W. Woodruff Arts Center, Inc. Project)	5.00	3/15/16	12,895,000	13,515,765
Monroe County Development Authority, PCR
(Georgia Power Company Plant Scherer Project)	2.00	6/13/19	2,000,000	2,061,580
Monroe County Development Authority, PCR
(Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000	7,116,410
Municipal Electric Authority of Georgia, Revenue
(Project One Subordinated Bonds)	5.00	1/1/17	1,000,000	1,082,900
Illinois—11.9%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000	5,823,132
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000	4,312,320
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/17	4,000,000	4,312,320
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/17	1,435,000	1,547,045
Chicago, General Airport Senior Lien Revenue
(Chicago O'Hare International Airport)	5.00	1/1/18	6,000,000	6,640,980
Chicago, Second Lien Revenue
(Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000	4,126,851
Chicago Board of Education,
Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000	2,539,002
Chicago Board of Education,
Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000	5,388,066
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.25	12/1/15	1,425,000	1,473,906
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; Assured Guaranty Corp.)	4.00	12/1/16	2,575,000	2,705,501

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured;
Assured Guaranty Municipal Corp.)	5.00	12/1/18	1,455,000		1,589,151
Chicago Board of Education,
Unlimited Tax GO (Dedicated Revenues)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/16	17,000,000		17,068,510
Cook County, GO	5.00	11/15/15	1,500,000		1,550,400
Cook County, GO	5.00	11/15/16	5,400,000		5,786,856
Cook County, GO (Capital Equipment Bonds)	5.00	11/15/15	1,000,000		1,033,600
Illinois, GO	4.00	7/1/16	3,000,000		3,128,910
Illinois, GO	5.00	7/1/17	3,150,000		3,422,790
Illinois, GO	4.00	7/1/18	5,000,000		5,365,500
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000		7,778,775
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		11,163,500
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.38	4/1/16	4,465,000		4,691,911
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,164,340
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/18	9,000,000		9,728,010
Illinois Development Finance Authority, Revenue
(Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,557,085
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	1/1/17	2,175,000		2,352,784
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,205,540
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,287,880
Kane, McHenry, Cook and DeKalb Counties Community Unit
School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,238,721
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000		8,428,294
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,288,946
Indiana—1.9%
Indiana Finance Authority, EIR (Southern Indiana Gas
and Electric Company Project)	1.95	9/14/17	2,500,000		2,533,875
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,541,800
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Subordinate Credit Group)	5.00	7/28/16	2,000,000		2,127,720
Whiting, Environmental Facilities Revenue
(BP Products North America Inc. Project)	1.85	10/1/19	5,000,000		5,023,950
Whiting, Environmental Facilities Revenue
(BP Products North America Inc. Project)	0.77	12/2/19	10,000,000	[a]	9,957,600

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—1.8%
Kentucky Property and Buildings Commission,
Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,673,004
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		10,924,500
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		5,002,293
Louisiana—1.7%
East Baton Rouge Sewerage Commission, Revenue	0.62	8/1/18	7,355,000	[a]	7,375,153
England District Sub-District Number 1, Revenue
(State of Louisiana—Economic Development Project)	5.00	8/15/17	3,055,000		3,361,294
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		9,043,564
Maryland—1.0%
Maryland Health and Higher Educational Facilities Authority,
Revenue (The Johns Hopkins Health System Obligated Group Issue)	1.26	11/15/16	2,245,000	[a]	2,267,226
Maryland Health and Higher Educational Facilities Authority,
Revenue (Western Maryland Health System Issue)	5.00	7/1/17	4,295,000		4,696,797
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,030,050
Massachusetts—1.1%
Massachusetts Development Finance Agency, Recovery Zone Facility
Revenue (Dominion Energy Brayton Point Issue) (Prerefunded)	2.25	9/1/16	5,000,000	[c]	5,134,100
Massachusetts Health and Educational Facilities Authority,
Revenue (Amherst College Issue)	1.70	11/1/16	2,740,000		2,784,059
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Project Number 6 Issue)	5.00	7/1/16	4,160,000		4,419,210
Michigan—5.9%
Detroit School District, School Building and
Site Improvement Bonds (GO—Unlimited Tax)	5.00	5/1/16	1,490,000		1,564,709
Michigan, State Trunk Line Revenue	5.00	11/15/17	6,000,000		6,698,220
Michigan, State Trunk Line Revenue	4.00	11/15/18	4,170,000		4,621,236
Michigan, State Trunk Line Revenue	5.00	11/15/18	3,450,000		3,948,836
Michigan, State Trunk Line Revenue	5.00	11/15/19	1,300,000		1,523,743
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Regional Convention Facility
Authority Local Project Bonds)	4.00	10/1/17	1,155,000		1,240,262
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Regional Convention Facility
Authority Local Project Bonds)	5.00	10/1/18	2,280,000		2,563,723
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000		1,666,440

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Water Supply System Revenue Senior Lien Local Project
Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000	1,110,960
Michigan Finance Authority, Local Government Loan Program
Revenue (School District of the City of Detroit State
Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/18	7,000,000	7,790,580
Michigan Finance Authority, State Aid Revenue
(School District of the City of Detroit)	2.85	8/20/15	5,100,000	5,127,081
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue	5.00	7/1/17	10,000,000	11,042,500
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	12,000,000	12,178,680
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/16	3,500,000	3,761,520
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan
Wayne County Airport) (Insured; Assured Guaranty Corp.)	4.75	12/1/18	4,000,000	4,131,240
Mississippi—.1%
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	1.38	3/1/17	800,000	799,616
Missouri—.5%
Missouri Environmental Improvement and Energy Resources Authority,
Water Pollution Control and Drinking Water Revenue
(State Revolving Funds Programs)	5.00	1/1/18	1,965,000	2,197,794
Missouri State Environmental Improvement and Energy Resources
Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000	3,513,084
Nebraska—.7%
Central Plains Energy Project, Gas Supply Revenue
(Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	7,500,000	8,682,975
Nevada—2.6%
Clark County School District, Limited Tax GO	5.00	6/15/16	10,000,000	10,601,400
Las Vegas Convention and Visitors Authority,
Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000	3,558,170
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	6/1/17	13,640,000	13,814,319
Nevada, Unemployment Compensation Fund Special Revenue	5.00	12/1/17	2,200,000	2,459,490
New Hampshire—.7%
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000	6,510,420
New Hampshire Business Finance Authority,
SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000	1,040,260
New Jersey—5.1%
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/15	4,385,000	4,445,995

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/18	6,500,000		7,198,165
New Jersey Economic Development Authority,
School Facilities Construction Revenue	0.75	2/1/17	5,000,000	[a]	5,006,600
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	1,275,000		1,374,718
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	12/15/18	3,995,000		4,468,328
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/19	10,700,000		12,057,402
New Jersey Economic Development Authority,
SWDR (Waste Management of New Jersey, Inc. Project)	0.55	6/1/15	1,300,000		1,300,247
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000		1,773,375
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,439,326
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/16	2,000,000		2,112,200
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/18	1,380,000		1,528,226
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/19	11,985,000		13,686,031
New Mexico—.4%
New Mexico Educational Assistance Foundation,
Education Loan Revenue	0.93	12/1/20	1,240,000	[a]	1,234,631
New Mexico Finance Authority, Subordinate Lien Public Project
Revolving Fund Revenue (Insured; National Public
Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,867,975
New York—12.0%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/17	3,830,000		4,167,308
Long Island Power Authority, Electric System General Revenue	0.77	11/1/18	10,000,000	[a]	10,015,100
Metropolitan Transportation Authority, Transportation Revenue	0.60	6/1/20	10,000,000	[a]	10,000,100
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		11,425,600
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		4,872,952
New York City, GO	5.25	8/1/16	15,000		15,064
New York City, GO	5.00	8/1/17	9,545,000		10,566,983
New York City, GO	5.00	8/1/17	10,000,000		11,070,700
New York City, GO	0.60	8/1/27	7,000,000	[a]	6,982,080
New York City, GO (Insured; Assured Guaranty Municipal Corp)	0.00	8/1/17	5,000,000	[a]	5,186,600
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/16	1,565,000		1,686,115
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	5,000,000		5,714,100
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/19	4,115,000		4,812,163

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue (Escrowed to Maturity)	5.00	11/1/16	1,790,000		1,927,776
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.50	2/15/17	5,000,000		5,491,250
New York State Dormitory Authority, Revenue (Mental Health
Services Facilities Improvement) (Escrowed to Maturity)	5.00	8/15/15	5,000		5,114
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/18	10,000,000		11,220,600
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,194,113
New York State Environmental Facilities Corporation,
SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,105,940
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	10,000,000		11,481,400
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,072,900
Port Authority of New York and New Jersey
(Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,205,560
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/19	3,000,000		3,037,800
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		3,807,790
Triborough Bridge and Tunnel Authority, Subordinate
Revenue (MTA Bridges and Tunnels) (Insured;
Assured Guaranty Municipal Corp.)	0.46	1/1/19	2,250,000	[a]	2,255,715
North Carolina—1.1%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Wake Forest Baptist Obligated Group)	0.76	12/1/17	2,300,000	[a]	2,294,411
University of North Carolina Board of Governers, General Revenue
(The University of North Carolina at Chapel Hill)	0.87	12/1/17	10,100,000	[a]	10,207,969
Ohio—2.6%
Akron, Income Tax Revenue (Community Learning Centers)	4.00	12/1/16	4,090,000		4,341,617
Hamilton County, Sewer System Revenue (The Metropolitan
Sewer District of Greater Cincinnati)	5.00	12/1/17	3,850,000		4,300,719
Hamilton County, Sewer System Revenue (The Metropolitan
Sewer District of Greater Cincinnati)	5.00	12/1/18	2,280,000		2,610,007
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000		6,198,067
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects)
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000		3,847,709
Ohio Water Development Authority,
Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,156,000

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Ohio Water Development Authority,
Solid Waste Revenue (Waste Management, Inc. Project)	2.25	11/2/15	6,000,000		6,073,140
Ohio Water Development Authority,
SWDR (Waste Management Project)	2.25	7/1/16	1,000,000		1,027,710
Oklahoma—.3%
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000		3,131,384
Pennsylvania—7.1%
Allegheny County Sanitary Authority, Sewer
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/17	4,670,000		5,122,616
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	580,000		586,102
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	4.00	2/15/16	1,000,000		1,035,570
Pennsylvania, GO	5.00	9/1/16	5,000,000		5,020,700
Pennsylvania, GO	5.00	10/15/17	6,450,000		7,163,499
Pennsylvania, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	7/1/19	6,500,000		7,639,255
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000		4,300,360
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000		2,841,625
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000		2,285,440
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000		2,292,200
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	1.75	12/1/15	2,000,000		2,019,920
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,039,200
Pennsylvania Turnpike Commission, Turnpike Revenue	0.62	12/1/18	4,000,000	[a]	4,008,360
Pennsylvania Turnpike Commission, Turnpike Revenue	0.72	12/1/19	2,150,000	[a]	2,153,182
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000		1,014,700
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000		7,167,702
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		4,076,601

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pittsburgh, GO	5.00	9/1/18	7,000,000		7,929,880
Pittsburgh and Allegheny County Sports and
Exhibition Authority, Regional Asset
District Sales Tax Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000		2,822,880
State Public School Building Authority, Revenue
(Albert Gallatin Area School District Project)	0.92	9/1/18	3,160,000	[a]	3,168,816
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,498,174
South Carolina—2.4%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/17	1,060,000		1,143,984
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/16	15,000,000		15,693,450
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000		5,515,500
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/19	5,000,000		5,629,500
Tennessee—2.9%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/16	4,105,000		4,342,474
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000		5,366,855
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,592,576
Metropolitan Government of Nashville and Davidson County,
Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000		1,329,113
Tennessee, GO	4.00	8/1/17	17,935,000		19,424,143
Texas—6.3%
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll Revenue, BAN	3.00	12/15/16	10,000,000		10,443,600
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/19	4,375,000		4,842,731
Houston, Combined Utility System First Lien Revenue	5.00	11/15/16	3,750,000		4,042,462
Houston Convention and Entertainment Facilities Department,
Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000		5,307,950
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	2.00	6/1/16	6,000,000		6,114,000
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	1.60	8/15/17	690,000		690,317
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	5.00	8/15/17	4,000,000		4,405,640
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,070,000		1,075,136

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Central Texas Health Facilities Development
Corporation, HR (Children's Medical Center of Dallas Project)	5.00	8/15/17	1,000,000		1,102,850
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	10,215,000		10,233,898
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000		2,480,567
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000		3,074,430
San Antonio Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	2.00	8/1/17	6,000,000		6,144,240
San Antonio Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	2.00	8/1/18	2,880,000		2,957,760
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	4.00	7/1/17	3,000,000		3,198,720
Texas Transportation Commission,
State Highway Fund First Tier Revenue	0.37	4/1/17	2,000,000	[a]	2,004,480
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/19	5,000,000		5,799,300
Virginia—4.0%
Fairfax County, Public Improvement GO	5.00	10/1/18	6,250,000		7,002,687
Fairfax County, Public Improvement GO	5.00	10/1/19	5,000,000		5,739,100
Greater Richmond Convention Center Authority,
Hotel Tax Revenue	5.00	6/15/17	2,280,000		2,505,971
Greater Richmond Convention Center Authority,
Hotel Tax Revenue	5.00	6/15/18	1,750,000		1,973,685
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/18	10,000,000		11,197,800
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000		5,353,450
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000		1,071,850
York County Economic Development Authority, PCR
(Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000		12,327,971
Washington—1.6%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	10,000,000		11,322,900
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000		6,700,966
West Virginia—.3%
West Virginia University Board of Governors,
Revenue (West Virginia University Projects)	0.55	10/1/19	3,500,000	[a]	3,502,555
Wisconsin—.1%
Wisconsin Health and Educational Facilities Authority,
Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,636,320

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related—.4%
A.B. Won International Airport Authority of Guam,
General Revenue	5.00	10/1/16	2,500,000		2,649,150
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.00	7/1/17	2,885,000		2,101,146
Total Long-Term Municipal Investments
(cost $1,188,921,913)					1,196,180,832

Short-Term Municipal Investments—2.6%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.03	3/2/15	1,380,000	[d]	1,380,000
Connecticut—.9%
Connecticut, GO Notes, Refunding (Economic Recovery Notes)	0.28	3/2/15	10,000,000	[d]	10,000,000
Illinois—.0%
Chicago, GO Notes, Refunding (LOC; Barclays Bank PLC)	0.03	3/2/15	500,000	[d]	500,000
Iowa—.1%
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	800,000	[d]	800,000
Iowa Finance Authority, Private College Revenue,
Refunding (Drake University Project) (LOC; Wells Fargo Bank)	0.02	3/2/15	825,000	[d]	825,000
Louisiana—.2%
Louisiana Public Facilities Authority, Revenue
(Dynamic Fuels, LLC Project) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	2,300,000	[d]	2,300,000
Massachusetts—.2%
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)
(Liquidity Facility; Wells Fargo Bank)	0.02	3/2/15	2,200,000	[d]	2,200,000
Missouri—.3%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.02	3/2/15	3,200,000	[d]	3,200,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; JPMorgan Chase Bank)	0.01	3/2/15	300,000	[d]	300,000
New Hampshire—.1%
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth College Issue) (Liquidity Facility;
JPMorgan Chase Bank)	0.03	3/2/15	1,200,000	[d]	1,200,000
New York—.6%
Nassau County, GO Notes, RAN	2.00	4/15/15	3,485,000		3,492,841

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	3/2/15	1,900,000	[d]	1,900,000
New York State Housing Finance Agency,
Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	0.01	3/2/15	1,800,000	[d]	1,800,000
Ohio—.1%
Cleveland-Cuyahoga County Port Authority,
Educational Facility Revenue (Laurel School
Project) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	900,000	[d]	900,000
Total Short-Term Municipal Investments
(cost $30,796,638)					30,797,841

Total Investments (cost $1,219,718,551)			105.1%		1,226,978,673
Liabilities, Less Cash and Receivables			(5.1%)		(59,992,071)
Net Assets			100.0%		1,166,986,602

a Variable rate security—interest rate subject to periodic change.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	18.9	Resource Recovery	3.2
Education	11.9	Lease	2.5
Special Tax	10.7	Industrial	1.8
State/Territory	10.3	Prerefunded	.8
City	8.7	Pollution Control	.5
Utility-Electric	7.1	Housing	.1
Utility-Water and Sewer	5.7	Other	13.7
Health Care	4.8
County	4.4		105.1

† Based on net assets.

48

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 49

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

		Market Value		Unrealized
BNY Mellon National		Covered by		Appreciation
Short-Term Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015	($)
Financial Futures Short
U.S. Treasury 5 Year Notes	350	(41,748,438)	June 2015	60,156

See notes to financial statements.

50

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.2%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,509,135
California—1.9%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,200,000	[a]	1,193,628
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	2,000,000		2,175,300
Los Angeles Department of Water and Power, Power System Revenue	5.00	7/1/43	2,000,000		2,260,420
District of Columbia—1.8%
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; Berkshire Hathaway Assurance Corp.)	5.00	10/1/36	5,050,000		5,360,979
Florida—1.3%
Lake County School Board, COP
(Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,833,419
Peace River/Manasota Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/23	1,885,000		2,232,311
Illinois—1.8%
Chicago, GO	5.00	1/1/22	1,850,000		2,028,136
Illinois, GO	5.25	2/1/29	2,000,000		2,208,200
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,100,530
Michigan—.7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,061,603
New Jersey—1.6%
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,196,640
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	2,500,000		2,681,025
New York—3.0%
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	3,000,000		3,363,000
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/35	3,505,000		3,966,573
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a]	1,846,337
Pennsylvania—82.0%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,871,750
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/26	3,000,000		3,496,950

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Beaver County Hospital Authority,
Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,376,761
Beaver County Hospital Authority,
Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,604,229
Beaver County Hospital Authority,
Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,439,437
Bensalem Township School District, GO	5.00	6/1/31	3,375,000		3,914,055
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,312,060
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,661,800
Central Dauphin School District, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000	[b]	5,298,300
Chester County, GO	5.00	7/15/25	3,060,000		3,555,842
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,302,937
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,558,998
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,047,524
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,649,201
Hempfield Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/23	1,000,000		1,162,950
Lancaster County Solid Waste Management Authority,
Solid Waste Disposal System Revenue	5.00	12/15/19	1,000,000		1,165,420
Lower Merion School District, GO	5.00	9/1/22	2,980,000		3,298,771
Montgomery County, GO	5.00	12/15/24	2,545,000		2,961,489
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	118,147
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	995,000		1,170,140
Northhampton County General Purpose Authority,
College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		3,959,760
Pennsylvania, GO	5.00	7/1/20	10,000,000		11,760,100
Pennsylvania, GO	5.00	7/1/21	2,520,000		3,003,966
Pennsylvania, GO	5.00	4/1/28	3,000,000		3,487,980
Pennsylvania, GO	5.00	10/15/29	2,400,000		2,796,360
Pennsylvania, GO	5.00	3/15/33	2,000,000		2,333,480
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,121,260
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000		1,706,413
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,162,330

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/42	1,500,000	1,645,665
Pennsylvania Economic Development Financing Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000	2,928,938
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,039,200
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/20	5,000,000	5,810,000
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	1/1/22	5,000,000	5,501,700
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College)	5.00	12/1/23	1,170,000	1,442,376
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000	2,271,521
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	5,990,550
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000	1,160,890
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000	2,148,956
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/26	1,000,000	1,171,160
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/42	5,420,000	6,096,850
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	5,953,824
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,872,584
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,674,753
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,446,790
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000	5,897,800
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000	2,340,060
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,995,542
Pennsylvania State University, GO	5.00	3/1/28	2,980,000	3,451,287
Pennsylvania State University, GO	5.00	3/1/40	5,710,000	6,499,636
Pennsylvania Turnpike Commission, Motor License
Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/24	1,165,000	1,379,861

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Motor License
Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000		1,349,234
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,085,850
Pennsylvania Turnpike Commission, Turnpike Revenue	1.17	12/1/19	2,000,000	[c]	2,044,580
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000		5,539,750
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/44	2,000,000		2,303,260
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Corp.)	6.00	6/1/28	1,500,000		1,708,740
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		2,043,825
Philadelphia, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000		1,533,140
Philadelphia, Water and Wastewater Revenue	5.00	11/1/26	2,000,000		2,347,240
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,304,709
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,137,168
Philadelphia School District, GO	5.00	9/1/18	2,500,000		2,812,750
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,092,320
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,345,940
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,818,900
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,147,510
Pittsburgh School District, GO (Insured;
Build America Mutual Assurance Company)	5.00	9/1/25	1,000,000		1,169,480
Pittsburgh Water and Sewer Authority,
Water and Sewer System First Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,069,529
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,659,980
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000		2,309,283
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,751,790
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,358,300
Southcentral Pennsylvania General Authority,
Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	1,085,000		1,271,729
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,325,620
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	1,850,000		2,136,658
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,161,830

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,789,149
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/38	1,800,000		2,078,496
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,937,600
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,805,371
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,206,153
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000		3,483,120
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[d]	1,492,065
York County, GO	5.00	6/1/24	1,000,000		1,217,810
U.S. Related—3.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,736,565
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,109,510
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,134,460
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	2,000,000		1,160,460
Puerto Rico Infrastructure Financing Authority,
Special Tax Revenue	5.00	7/1/21	5,000,000		3,305,900
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[e]	731,500
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[e]	270,145
Total Long-Term Municipal Investments
(cost $286,245,389)					298,323,008

Short-Term Municipal Investments—1.2%
Florida—.1%
Sarasota County Public Hospital District, HR, Refunding (Sarasota
Memorial Hospital Project) (LOC: Northern Trust Company)	0.01	3/2/15	200,000	[f]	200,000
Massachusetts—.3%
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.01	3/2/15	800,000	[f]	800,000
Missouri—.2%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)
(SBPA; JPMorgan Chase Bank)	0.01	3/2/15	700,000	[f]	700,000

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—.3%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	1,100,000 [f]	1,100,000
Pennsylvania—.3%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.01	3/2/15	900,000 [f]	900,000
Total Short-Term Municipal Investments
(cost $3,700,000)				3,700,000

Total Investments (cost $289,945,389)			100.3%	302,023,008

Liabilities, Less Cash and Receivables			(.3%)	(1,058,570)

Net Assets			100.0%	300,964,438

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $3,039,965 or 1.0% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate security—interest rate subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	17.4	Prerefunded	3.7
City	14.0	County	3.3
Transportation Services	14.0	Resource Recovery	2.1
State/Territory	9.1	Lease	1.9
Utility-Water and Sewer	8.1	Utility-Electric	1.1
Health Care	7.2	Other	8.7
Special Tax	6.0
Industrial	3.7		100.3

† Based on net assets.

56

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 57

STATEMENT OF FINANCIAL FUTURES

February 28, 2015

				Unrealized
		Market Value		Appreciation
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,964,063)	June 2015	8,594
U.S. Treasury 10 Year Notes	90	(11,501,719)	June 2015	(37,969)
Gross Unrealized Appreciation				8,594
Gross Unrealized Depreciation				(37,969)

See notes to financial statements.

58

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.8%	Rate (%)	Date	Amount ($)		Value ($)
Florida—.7%
Peace River/Manasota Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/24	1,980,000		2,355,844
Illinois—.7%
Chicago, GO	5.00	1/1/22	2,000,000		2,192,580
Massachusetts—87.4%
Barnstable, GO	4.00	9/15/21	580,000		670,915
Bellingham, GO (Municipal Purpose Loan)	4.00	9/1/19	460,000		519,694
Bellingham, GO (Municipal Purpose Loan)	5.00	9/1/23	305,000		379,066
Boston, GO	4.00	4/1/18	3,000,000		3,290,430
Boston, GO	5.00	4/1/20	5,000,000		5,932,800
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,232,220
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,718,610
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000		2,925,750
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000		2,859,688
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,508,212
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		704,631
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		689,301
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/21	1,000,000		1,145,660
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/22	1,210,000		1,393,775
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/23	1,205,000		1,393,197
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000	[a]	860,270
Lexington, GO (Municipal Purpose Loan)	4.00	2/15/24	1,775,000		2,077,602
Massachusetts, Federal Highway GAN
(Accelerated Bridge Program)	5.00	6/15/22	3,000,000		3,675,870
Massachusetts, Federal Highway GAN
(Accelerated Bridge Program)	5.00	6/15/25	500,000		619,485
Massachusetts, Federal Highway GAN
(Accelerated Bridge Program)	5.00	6/15/27	3,000,000		3,651,690
Massachusetts, GO	0.62	11/1/18	2,500,000	[b]	2,511,150
Massachusetts, GO	5.25	8/1/21	1,975,000		2,413,884
Massachusetts, GO	5.25	8/1/23	1,000,000		1,255,690
Massachusetts, GO (Consolidated Loan)	5.00	7/1/23	2,500,000		3,083,500
Massachusetts, GO (Consolidated Loan)	5.00	8/1/23	310,000		368,144
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,575,000		6,695,185
Massachusetts, GO (Consolidated Loan)	5.00	11/1/25	2,250,000		2,726,640
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,943,650
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/22	1,650,000		2,021,976
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/1/17	5,825,000	[c]	6,472,274
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/18	4,000,000	[c]	4,550,120
Massachusetts, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/25	1,090,000		1,400,061

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	0.00	1/1/16	3,540,000	[b]	3,617,774
Massachusetts, Transportation Fund Revenue
(Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,547,342
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/17	1,805,000		1,952,938
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000		4,550,440
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/20	2,500,000		2,973,950
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/20	1,500,000		1,803,660
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,500,000		3,059,450
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	900,000		1,101,402
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,447,560
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		3,015,679
Massachusetts Clean Energy Cooperative Corporation,
Clean Energy Cooperative Revenue (A Massachusetts
Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,463,475
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	[a]	1,145,560
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000	[a]	3,570,300
Massachusetts College Building Authority,
Project Revenue (Green Bonds)	5.00	5/1/32	3,850,000	[a]	4,500,611
Massachusetts College Building Authority,
Project Revenue (Green Bonds)	5.00	5/1/39	2,000,000	[a]	2,301,420
Massachusetts College Building Authority,
Project Revenue (Green Bonds)	5.00	5/1/44	2,835,000	[a]	3,252,510
Massachusetts Department of Transportation,
Metropolitan Highway System Subordinated Revenue
(Commonwealth Contract Assistance Secured)	5.00	1/1/35	1,460,000		1,665,583
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	[a]	1,034,660
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000	[a]	1,131,319
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	[a]	2,137,060
Massachusetts Development Finance Agency,
Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000		415,922
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	950,000	[a]	1,107,624
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	900,000	[a]	1,049,328

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	[a]	1,103,080
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/23	1,750,000	[a]	2,155,422
Massachusetts Development Finance Agency,
Revenue (Children's Hospital Issue)	5.00	10/1/46	5,000,000		5,666,800
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	[a]	2,038,284
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	[a]	549,652
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	[a]	1,042,150
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000		2,130,122
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/31	675,000		773,840
Massachusetts Development Finance Agency,
Revenue (Simmons College Issue)	5.25	10/1/24	465,000	[a]	540,190
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System
Obligated Group Issue)	4.00	7/1/20	530,000		583,329
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System
Obligated Group Issue)	5.00	7/1/27	500,000		581,135
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000		4,383,834
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000		2,974,675
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000	[a]	351,687
Massachusetts Development Finance Agency,
Revenue (Tufts University Issue)	5.00	8/15/38	1,000,000	[a]	1,167,740
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000	[a]	792,999
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000	[a]	1,064,327
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000	[a]	1,077,955
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000	[a]	1,003,769

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	2.13	12/1/15	1,250,000		1,264,350
Massachusetts Development Finance Agency, Special Obligation
Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	2,755,000		3,156,183
Massachusetts Development Finance Agency, Special Obligation
Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,657,334
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[c]	2,387,300
Massachusetts Educational Financing Authority,
Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000	[a]	2,675,525
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000	[a]	2,368,948
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	[a]	2,193,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	[a]	3,556,637
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000		1,127,460
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue)	5.00	7/1/18	690,000		779,693
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000		1,855,194
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/20	1,000,000		1,124,510
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/23	1,325,000		1,485,365
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,148,117
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,274,020
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/21	500,000	[a]	611,905
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	[a]	3,792,860
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	1,400,000		1,603,784
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000		2,881,883
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000		1,141,340

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000	[a]	2,281,068
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	[a]	4,155,510
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	[a]	2,919,849
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000	[a]	1,196,370
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	[a]	3,523,320
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	[a]	3,461,580
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		126,286
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare
System Issue) (Prerefunded)	5.00	7/1/17	135,000	[c]	148,856
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	[a]	1,212,240
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,060,000	[a]	1,108,654
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	885,000	[a]	926,099
Massachusetts Health and Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000	[a]	2,469,558
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue) (Prerefunded)	5.25	8/15/18	1,000,000	[a,c]	1,147,410
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue) (Prerefunded)	5.38	8/15/18	2,000,000	[a,c]	2,303,340
Massachusetts Housing Finance Agency,
Housing Revenue	4.00	6/1/19	3,125,000		3,408,875
Massachusetts Port Authority, Revenue	5.00	7/1/19	400,000		465,072
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,130,960
Massachusetts Port Authority, Revenue	5.00	7/1/21	525,000		631,759
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,556,609
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,913,500
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,332,640
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000	[a]	4,800,480
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/29	4,700,000	[a]	5,527,247
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000	[a]	2,341,580

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)
(Escrowed to Maturity)	5.00	1/1/20	3,770,000		4,198,837
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000		75,305
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/20	1,700,000		2,050,880
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/22	2,350,000		2,932,142
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,704
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000		2,895,849
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,886,300
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/28	500,000		588,695
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,340,000		2,594,171
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[c]	105,679
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[c]	72,307
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[c]	177,986
Metropolitan Boston Transit Parking Corporation,
Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,183,140
Middleborough, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000		1,081,100
Newton, GO	5.00	4/1/39	2,500,000		2,863,625
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000		60,255
Reading, GO (Municipal Purpose Loan)	4.00	4/15/24	900,000		1,048,617
Reading, GO (Municipal Purpose Loan)	4.00	4/15/25	1,260,000		1,476,758
University of Massachusetts Building Authority, Revenue	5.00	11/1/23	2,000,000	[a]	2,456,340
Westwood, GO	4.00	6/1/18	1,105,000		1,215,765
Michigan—.7%
Michigan Finance Authority, HR
(Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,228,760
New Jersey—1.5%
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000	[a]	2,331,920
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	2,500,000		2,681,025
New York—.6%
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[d]	1,846,338
Ohio—.6%
Ohio, Capital Facilities Lease Receipts
(Administrative Building Fund Projects)	5.00	4/1/24	1,590,000		1,943,378

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—1.1%
Northhampton County General Purpose Authority,
College Revenue (Lafayette College)	5.00	11/1/43	3,305,000	[a]	3,739,145
Washington—.2%
King County, Sewer Revenue	5.00	7/1/23	425,000		523,829
U.S. Related—3.3%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,726,365
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		596,940
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,109,510
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000		1,141,844
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,063,520
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	1,750,000		1,015,613
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,005,480
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000		291,281
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		281,282
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000		1,378,700
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[e]	731,500
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[e]	405,218
Total Long-Term Municipal Investments
(cost $300,703,263)					316,401,494

Short-Term Municipal Investments—3.9%
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.01	3/2/15	2,435,000	[f]	2,435,000
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; U.S. Bank NA)	0.01	3/2/15	1,100,000	[f]	1,100,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; Bank of America)	0.03	3/2/15	1,800,000	[f]	1,800,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; U.S. Bank NA)	0.01	3/2/15	700,000	[f]	700,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Stonehill College Issue)
(LOC; JPMorgan Chase Bank)	0.03	3/2/15	125,000	[a,f]	125,000

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued);
Massachusetts Health and Educational Facilities Authority,
Revenue (The Henry Heywood Memorial
Hospital Issue) (LOC; TD Bank)	0.02	3/2/15	200,000	[f]	200,000
Massachusetts Health and Educational Facilities Authority,
Revenue (The Henry Heywood Memorial
Hospital Issue) (LOC; TD Bank)	0.02	3/2/15	480,000	[f]	480,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)
(Liquidity Facility; Bank of America)	0.02	3/2/15	2,200,000	[a,f]	2,200,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)
(Liquidity Facility; Wells Fargo Bank)	0.02	3/2/15	3,700,000	[a,f]	3,700,000
Total Short-Term Municipal Investments
(cost $12,740,000)					12,740,000

Total Investments (cost $313,443,263)			100.7%		329,141,494

Liabilities, Less Cash and Receivables			(.7%)		(2,385,575)

Net Assets			100.0%		326,755,919

a At February 28, 2015, the fund had $104,103,502 or 31.9% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
b Variable rate security—interest rate subject to periodic change.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, this security was valued at $1,846,338 or 0.6% of net assets.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	31.9	Housing	3.1
State/Territory	10.3	Utility-Electric	1.1
Transportation Services	10.0	Industrial	.6
Utility-Water and Sewer	9.7	Lease	.6
Special Tax	9.2	Pollution Control	.4
Health Care	8.4	County	.3
Prerefunded	5.5	Other	4.7
City	4.9		100.7

† Based on net assets.

66

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 67

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,964,063)	June 2015	8,594
U.S. Treasury 10 Year Notes	100	(12,779,688)	June 2015	(42,188)
Gross Unrealized Appreciation				8,594
Gross Unrealized Depreciation				(42,188)

See notes to financial statements.

68

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.7%	Rate (%)	Date	Amount ($)		Value ($)
Illinois—.7%
Chicago, GO	5.00	1/1/22	1,150,000		1,260,733
Michigan—.7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,281,537
New Jersey—1.8%
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	1,600,000		1,865,536
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	1,500,000		1,608,615
New York—90.9%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,697,295
Albany Industrial Development Agency,
Civic Facility Revenue (Saint Peter's Hospital of
the City of Albany Project) (Prerefunded)	5.75	11/15/17	2,500,000	[a]	2,844,575
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,340,707
Build New York City Resource Corporation,
Revenue (Horace Mann School Project)	5.00	7/1/25	1,005,000		1,228,673
Build New York City Resource Corporation, Revenue,
City University of New York—Queens College
(Q Student Residences, LLC Project)	5.00	6/1/33	660,000		767,461
Build New York City Resource Corporation, Revenue,
City University of New York—Queens College
(Q Student Residences, LLC Project)	5.00	6/1/34	525,000		607,719
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,200,050
Erie County Industrial Development Agency,
Revenue (City School District of the City of Buffalo Project)	5.00	5/1/17	1,500,000		1,644,420
Hempstead, Public Improvement GO	5.00	8/15/20	1,255,000		1,492,270
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,158,060
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,163,640
Long Island Power Authority, Electric System General Revenue	5.00	9/1/39	1,000,000		1,121,320
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000		5,378,600
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		357,195
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,763,004
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,318,496
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/40	1,000,000		1,143,570

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.35	11/1/22	2,300,000	[b]	2,216,625
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,879,774
Nassau County, GO	5.00	10/1/20	2,000,000		2,293,560
Nassau County, GO (General Improvement)	5.00	4/1/29	2,375,000		2,734,219
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000		1,123,710
Nassau County Sewer and Storm Water Finance Authority,
System Revenue (Insured; Berkshire Hathaway
Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,162,090
New York City, GO	5.00	8/1/23	2,625,000		3,122,175
New York City, GO	5.25	9/1/23	1,000,000		1,140,220
New York City, GO (Prerefunded)	5.00	8/1/16	15,000	[a]	16,009
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,196,440
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000		1,146,590
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000		2,839,175
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/36	1,000,000		1,153,760
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/40	1,000,000		1,130,850
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,365,310
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000		1,773,722
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000		1,887,550
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,999,935
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,344,520
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,288,029
New York City Trust for Cultural Resources,
Revenue (Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000		1,091,800
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,237,440

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,794,825
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000		2,347,480
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000		1,330,482
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,721,092
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,169,820
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[c]	1,582,575
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000		3,258,439
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/21	2,560,000		3,029,248
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/23	1,395,000		1,647,676
New York State, GO	5.00	2/15/26	2,600,000		2,980,432
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured;
National Public Finance Guarantee Corp.)	5.75	7/1/18	1,310,000		1,421,245
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue (Insured;
Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	5.00	2/15/17	5,000		5,441
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,860,800
New York State Dormitory Authority, Revenue
(Convent of the Sacred Heart) (Insured;
Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,164,870
New York State Dormitory Authority,
Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,418,020
New York State Dormitory Authority,
Revenue (New York University)	5.00	7/1/37	2,155,000		2,453,123
New York State Dormitory Authority,
Revenue (New York University Hospitals Center)	5.00	7/1/23	650,000		779,278
New York State Dormitory Authority,
Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,131,810

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority,
Revenue (School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,461,861
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,409,500
New York State Dormitory Authority,
Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	3,521,186
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,166,640
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,174,710
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,176,990
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/43	1,780,000	2,023,166
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,207,280
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/24	3,000,000	3,737,910
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/24	1,975,000	2,366,939
New York State Enviornmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/26	2,000,000	2,437,700
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	165,000	165,845
New York State Thruway Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,350,820
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	2,000,000	2,296,280
New York State Thruway Authority, General Revenue
Junior Indebtedness Obligations (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/19	2,005,000	2,317,058
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Revenue	5.00	4/1/24	2,000,000	2,410,020
New York State Thruway Authority,
State Personal Income Tax Revenue (Transportation)	5.00	3/15/25	1,325,000	1,559,021
New York State Urban Development Corporation,
Revenue (Insured; Assured Guaranty Corp.)	5.50	1/1/19	1,140,000	1,329,229
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/20	2,075,000	2,431,091
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,681,517
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/34	1,000,000	1,157,900

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000		2,940,375
Oyster Bay, Public Improvement GO	5.00	2/15/16	1,000,000		1,041,310
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000		2,232,660
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000		1,557,935
Oyster Bay, Public Improvement GO
(Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000		2,037,883
Port Authority of New York and
New Jersey (Consolidated Bonds, 184th Series)	5.00	9/1/35	1,000,000		1,168,030
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue	5.00	10/15/26	2,200,000		2,733,566
Suffolk County, GO	5.00	4/1/19	1,400,000		1,599,584
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,198,090
Suffolk County Industrial Development Agency,
Civic Facility Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000		752,408
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/22	1,500,000		1,645,245
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[a]	1,234,620
Utility Debt Securitization Authority of New York,
Restructing Bonds	5.00	6/15/26	2,000,000		2,449,020
Westchester County Health Care Corporation,
Senior Lien Revenue	5.00	11/1/20	1,400,000		1,627,150
Westchester County Health Care Corporation,
Senior Lien Revenue	5.00	11/1/24	1,500,000		1,701,435
U.S. Related—3.6%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,157,710
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,069,200
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,658,800
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	1,000,000		580,230
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		264,397
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,200,000	[d]	877,800
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	270,145
Total Long-Term Municipal Investments
(cost $175,671,724)					184,663,891

The Funds 73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.2%	Rate (%)	Date	Amount ($)	Value ($)
New York;
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	1,200,000 [e]	1,200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.04	3/2/15	1,000,000 [e]	1,000,000
Total Short-Term Municipal Investments
(cost $2,200,000)				2,200,000

Total Investments (cost $177,871,724)			98.9%	186,863,891
Cash and Receivables (Net)			1.1%	2,002,166
Net Assets			100.0%	188,866,057

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, this security was valued at $1,582,575 or 0.8% of net assets.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	22.6	Industrial	3.8
Special Tax	17.9	Utility-Electric	3.4
Transportation Services	12.4	Housing	1.7
County	7.3	Prerefunded	1.3
Utility-Water and Sewer	6.8	Lease	.7
Health Care	6.3	Other	9.8
City	4.9		98.9

† Based on net assets.

74

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 75

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	30	(3,578,438)	June 2015	5,156
U.S. Treasury 10 Year Notes	58	(7,412,219)	June 2015	(24,469)
Gross Unrealized Appreciation				5,156
Gross Unrealized Depreciation				(24,469)
See notes to financial statements.

76

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Municipal Opportunities Fund
	Coupon	Maturity	Principal
Corporate Bonds—2.3%	Rate (%)	Date	Amount ($)		Value ($)
Educational Services—.8%
University of Notre Dame, Unscd. Bonds, Ser. 2015	3.44	2/15/45	10,000,000		9,843,190
Health Care Services—1.5%
New York and Presbyterian Hospital, Unscd. Bonds	4.02	8/1/45	7,000,000		6,904,135
New York University Hospitals Center, Unscd. Bonds	4.78	7/1/44	11,000,000		11,789,327
Total Corporate Bonds
(cost $28,000,000)					28,536,652

Long-Term Municipal Investments—92.0%
Alabama—1.1%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,355,000		1,360,122
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,011,850
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		5,615,050
Tuscaloosa Public Educational Building Authority,
Student Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,266,848
Arizona—.8%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		864,885
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,493,620
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,958,775
Arkansas—.3%
Pulaski County Public Facilities Board,
Health Facilities Revenue (Carti Project)	5.50	7/1/43	3,500,000		3,902,010
California—15.9%
Anaheim Public Financing Authority, LR
(Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,245,200
Atascadero Unified School District, GO	4.00	8/1/40	4,000,000		4,094,680
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,336,798
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	11,990
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	490,000	[a]	587,505
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,583,101
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,019,970

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,004,940
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		371,319
California Pollution Control Financing Authority,
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,237,660
California State Public Works Board, LR (Judicial Council of
California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,293,100
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.75	2/1/38	2,230,000		2,686,035
California Statewide Communities Development Authority,
Revenue (Cottage Health System Obligated Group)	5.00	11/1/43	3,000,000		3,431,460
California Statewide Communities Development Authority,
Revenue (Huntington Memorial Hospital)	5.00	7/1/44	1,000,000		1,119,050
California Statewide Communities Development Authority,
Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,185,880
California Statewide Communities Development Authority,
Revenue (Loma Linda University Medical Center)	5.50	12/1/54	5,000,000		5,534,800
California Statewide Communities Development Authority,
Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,225,740
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,130,622
Capistrano Unified School District Community Facilities District
Number 90-2, Special Tax Bonds (Improvement Area
Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,478,960
Desert Community College District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/37	6,800,000		7,395,884
Galt Redevelopment Agency, Tax Allocation
Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,517,180
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,000,000		2,290,680
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/30	2,000,000		2,278,120
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,177,114
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,102,838
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,038,140

78

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
JPMorgan Chase Putters/Drivers Trust (Series 3847)
Non-recourse (Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[b,d]	11,939,600
Los Angeles County Public Works Financing Authority, LR
(Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,151,650
Los Angeles County Public Works Financing Authority, LR
(Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,145,320
Los Angeles County Public Works Financing Authority, LR
(Multiple Capital Projects)	5.00	12/1/44	1,000,000		1,139,110
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,135,600
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,304,674
Modesto Irrigation District Financing Authority, Domestic Water Project
Revenue (Insured; National Public Finance Guarantee Corp.)	0.79	9/1/37	5,000,000	[e]	4,459,550
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,269,825
Northern California Gas Authority Number 1, Gas Project Revenue	0.89	7/1/27	660,000	[e]	605,088
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		12,120,600
Peralta Community College District, GO	5.00	8/1/22	1,845,000		2,267,321
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,403,180
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,393,300
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,156,775
Riverside County Transportation Commission,
Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,318,740
Riverside County Transportation Commission,
Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,775,100
San Diego Regional Building Authority, LR
(County Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000		2,289,900
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	2,981,840
San Francisco City and County Redevelopment Agency Community
Facilities District Number 6, Special Tax Revenue
(Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	557,860
San Francisco City and County Redevelopment Agency Community
Facilities District Number 6, Special Tax Revenue
(Mission Bay South Public Improvements)	0.00	8/1/43	2,835,000	[c]	583,982
San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,539,700
San Joaquin Hills Transportation Corridor Agency,
Junior Lien Toll Road Revenue	5.25	1/15/49	1,000,000		1,090,940
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,396,200

The Funds 79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,169,840
University of California Regents, General Revenue	5.00	5/15/44	5,000,000		5,743,350
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,588,505
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	10,000,000		12,058,700
Colorado—.9%
City and County of Denver, Airport System Revenue	5.00	11/15/21	1,500,000		1,770,780
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,109,860
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		578,025
Colorado Springs, Utilities System Improvement Revenue	5.00	11/15/44	6,500,000		7,546,760
Delaware—1.1%
JPMorgan Chase Putters/Drivers Trust (Series 4359)
Non-recourse (University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[b,d]	13,953,545
District of Columbia—.7%
District of Columbia, Revenue
(Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,745,000
District of Columbia, Revenue
(Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,300,508
District of Columbia, Revenue
(Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,992,400
District of Columbia, Revenue
(Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,688,032
Florida—2.4%
Brevard County Health Facilities Authority, Health Facilities
Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	2,070,719
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000		1,188,430
Higher Educational Facilities Financing Authority,
Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,203,345
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		863,265
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,391,580
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,365,058
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000		630,834
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,158,622
Orange County Industrial Development Authority, IDR
(VitAG Florida LLC Project)	8.00	7/1/36	2,500,000	[b]	2,570,700
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,230,400

80

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia—.2%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,154,990
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000		776,767
Hawaii—3.7%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,975,240
Hawaii Department of Budget and Finance, Special Purpose
Revenue (The Queen's Health Systems)	5.00	7/1/35	10,000,000		11,498,100
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,091,690
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,097,890
JPMorgan Chase Putters/Drivers Trust (Series 4007)
Non-recourse (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,d]	24,265,398
Idaho—.4%
Idaho Health Facilities Authority,
Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,380,987
Illinois—4.6%
Chicago, Customer Facility Charge Senior Lien Revenue
(Chicago O'Hare International Airport)
(Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000		4,588,760
Chicago, General Airport Third Lien Revenue
(Chicago O'Hare International Airport)	5.75	1/1/39	2,500,000		2,896,575
Chicago, General Airport Third Lien Revenue
(Chicago O'Hare International Airport)	6.50	1/1/41	5,000,000		6,105,350
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		5,107,200
Illinois, GO	5.50	7/1/33	2,500,000		2,793,775
Illinois, GO	5.50	7/1/38	2,500,000		2,782,450
Illinois, GO	5.00	2/1/39	5,000,000		5,295,100
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		3,187,966
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,398,707
Illinois Finance Authority, Revenue
(Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,180,660
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,837,758
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,372,597
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		6,019,950
Illinois Finance Authority, Revenue
(Rush University Medical Center Obligated Group)	5.00	11/15/39	4,000,000		4,498,640
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,130,280
Indiana—.3%
Gary/Chicago International Airport Authority,
Airport Development Zone Revenue	5.00	2/1/39	500,000		511,915

The Funds 81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana (continued)
Indiana Finance Authority,
Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/34	1,245,000		1,391,126
Indiana Finance Authority,
Private Activity Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000		2,214,500
Kentucky—.4%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,720,470
Kentucky Public Transportation Infrastructure Authority,
First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,447,480
Louisiana—2.4%
Jefferson Parish Hospital Service District Number 2, HR
(East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,891,100
Louisiana, Gasoline and Fuels Tax First Lien Revenue	4.50	5/1/39	2,400,000		2,634,096
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	5,000,000		5,749,550
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana
Community and Technical College System Act 360 Project)	5.00	10/1/37	4,000,000		4,569,360
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana
Community and Technical College System Act 360 Project)	5.00	10/1/39	2,000,000		2,281,140
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,170,620
Louisiana Public Facilities Authority,
Revenue (Loyola University Project)	5.00	10/1/41	2,040,000		2,252,854
New Orleans, Sewerage Service Revenue	5.00	6/1/44	2,000,000		2,228,760
New Orleans, Water Revenue	5.00	12/1/34	500,000		561,535
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,330,060
Maine—.7%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		933,372
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		3,122,986
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,923,064
Maryland—3.8%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,530,374
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,796,415
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,117,570
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,477,580

82

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Health and Higher Educational Facilities Authority,
Revenue (MedStar Health Issue)	5.00	8/15/42	7,650,000		8,611,834
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		273,612
Massachusetts—4.0%
JPMorgan Chase Putters/Drivers Trust (Series 3896)
Non-recourse (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[b,d]	17,876,663
JPMorgan Chase Putters/Drivers Trust (Series 4357)
Non-recourse (Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[b,d]	11,707,887
Massachusetts, GO (Consolidated Loan)	5.00	11/1/24	5,350,000		6,483,344
Massachusetts Development Finance Agency, HR
(Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,917,299
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,775,115
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,385,511
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,188,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	500,000		606,120
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,180,000		1,234,799
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,227
Michigan—2.6%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		985,017
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	6,760,000		7,742,634
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,407,220
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,500,000		2,842,975
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,162,645
Michigan Finance Authority, Local Government Loan Program
Revenue (School District of the City of Detroit State
Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,485,162
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,101,340
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		557,375
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/21	700,000		825,083
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/44	2,000,000		2,216,460

The Funds 83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Build America Mutual Assurance Company)	5.00	12/1/39	2,500,000		2,852,075
Minnesota—2.7%
JPMorgan Chase Putters/Drivers Trust (Series 3844)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,d]	20,150,758
JPMorgan Chase Putters/Drivers Trust (Series 3845)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,d]	11,939,200
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000		1,179,020
Mississippi—.3%
Mississippi Development Bank, Special Obligation Revenue
(Jackson, Water and Sewer System Revenue Bond Project)
(Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,126,995
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,699,185
Nevada—1.0%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,593,700
New Hampshire—.9%
New Hampshire Business Finance Authority, PCR
(Public Service Company of New Hampshire Project)
(Insured; National Public Finance Guarantee Corp.)	0.12	5/1/21	12,250,000	[e]	11,392,500
New Jersey—3.7%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,123,340
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,791,875
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,918,152
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,127,770
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/26	7,000,000		7,771,960
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		14,734,590
New Jersey Educational Facilities Authority, Revenue (University of
Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	2,000,000	[a]	2,532,620
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,668,720
New Jersey Transportation Trust Fund Authority
(Transportation System)	0.00	12/15/29	5,000,000	[c]	2,559,900
New York—11.9%
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	9,500,000		11,191,475
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.25	7/15/40	6,000,000		7,128,300

84

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.38	7/15/43	4,000,000		4,765,040
Build New York City Resource Corporation,
SWDR (Pratt Paper (NY), Inc. Project)	5.00	1/1/35	1,000,000	[b]	1,071,410
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,820,750
Long Island Power Authority, Electric System General Revenue	5.00	9/1/44	7,000,000		7,849,240
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000		796,770
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.35	11/1/22	11,475,000	[e]	11,059,031
New York City, GO	6.00	10/15/23	500,000		589,390
New York City, GO	5.00	8/1/29	15,000,000		17,514,150
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		377,410
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,555,372
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; FGIC)	1.55	3/1/20	5,000,000	[e]	4,903,600
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931) Recourse	5.75	12/15/16	9,000,000	[b,d]	10,355,940
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931-1) Recourse	5.75	12/15/16	5,090,000	[b,d]	5,856,849
New York City Municipal Water Finance Authority, Water and Sewer
System Second General Resolution Revenue	5.00	6/15/34	10,000,000		11,542,800
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,857,750
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,180,740
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		543,110
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/40	1,000,000		1,016,380
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,166,640
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	0.47	4/1/34	17,410,000	[e]	16,278,350
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,900,950
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,383,700
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,115,153
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	2,808,200

The Funds 85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,585,260
North Carolina—1.2%
North Carolina Capital Facilities Finance Agency,
Revenue (Davidson College)	5.00	3/1/45	1,230,000		1,382,016
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	11,420,000		12,962,499
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/19	175,000		190,673
Ohio—.3%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,294,961
Ohio Turnpike and Infrastructure Commission,
Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	2,487,570
Oregon—.2%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000		2,333,700
Pennsylvania—1.7%
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/42	3,000,000		3,291,330
Pennsylvania Economic Development Financing Authority,
Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,945,955
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Foundation for Indiana University of Pennsylvania
Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,088,260
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		3,048,729
Philadelphia, GO	5.25	7/15/27	5,350,000		6,389,505
Pocono Mountains Industrial Park Authority, HR
(Saint Luke's Hospital—Monroe Project)	5.00	8/15/40	1,595,000		1,804,152
South Carolina—.5%
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/50	5,000,000		5,523,500
Texas—14.3%
Austin, Water and Wastewater System Revenue	5.00	11/15/39	13,555,000		15,675,951
Central Texas Regional Mobility Authority,
Senior Lien Revenue	6.00	1/1/41	5,000,000		5,827,550
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,402,037
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		3,011,128
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,813,605
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,134,800

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,977,177
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,344,553
Dallas and Fort Worth, Joint Improvement Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,296,050
Decatur Hospital Authority, HR (Wise Regional Health System)	5.00	9/1/34	1,000,000		1,070,290
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,153,640
Grand Parkway Transportation Corporation,
Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,038,740
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,565,560
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	1,948,400
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	1,738,830
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,222,360
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/53	5,000,000		5,508,200
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		554,670
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.24	7/1/30	11,100,000	[e]	10,225,875
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.26	7/1/30	3,800,000	[e]	3,500,750
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	825,000		947,034
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000		3,464,916
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000		3,777,090
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,766,904
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,274,140
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		24,068,400
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,500,000		9,084,300
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility
Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		12,502,600

The Funds 87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility Partners
Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		6,129,300
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (NTE Mobility Partners LLC
North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		3,052,525
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	5,950,000		6,730,462
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,653,340
Texas Transportation Commission,
Central Texas Turnpike System Second Tier Revenue	5.00	8/15/42	5,000,000		5,506,700
Texas Transportation Commission, GO Mobility Fund Bonds	5.00	10/1/39	4,000,000		4,684,400
Vermont—.1%
Burlington, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,115,250
Virginia—2.5%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[f]	1,346,160
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/23	2,000,000		2,413,320
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/28	3,000,000		3,537,390
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/29	2,700,000		3,167,478
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/31	2,000,000		2,323,200
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/32	3,000,000		3,470,520
Virginia Small Business Financing Authority,
Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		8,038,929
Virginia Small Business Financing Authority,
Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,425,160
Virginia Small Business Financing Authority,
Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,331,100
Wisconsin—.5%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,557,127
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,164,010
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,752,345
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,193,060
U.S. Related—3.9%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,182,990
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,190,490
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,366,640
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,378,520
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,984,700
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,987,050
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,414,500

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,125,740
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/21	500,000		500,935
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,161,100
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		5,800,800
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		754,110
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	10,000,000	[f]	7,315,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	405,217
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		2,526,862
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		5,593,650
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,652,415
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000		2,295,520
Total Long-Term Municipal Investments
(cost $1,035,017,008)					1,121,768,503

Short-Term Municipal Investments—10.0%
Arizona—.3%
Maricopa County Pollution Control Corporation, PCR, Refunding
(Arizona Public Service Company Palo Verde Project)
(LOC; JPMorgan Chase Bank)	0.02	3/2/15	3,800,000	[g]	3,800,000
Colorado—.3%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.03	3/2/15	3,700,000	[g]	3,700,000
Florida—.3%
Sarasota County Public Hospital District, HR, Refunding
(Sarasota Memorial Hospital Project)
(LOC: Northern Trust Company)	0.01	3/2/15	3,500,000	[g]	3,500,000
Illinois—1.4%
Chicago, GO Notes, Refunding (LOC; JPMorgan Chase Bank)	0.03	3/2/15	5,900,000	[g]	5,900,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Bank of America)	0.01	3/2/15	5,080,000	[g]	5,080,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC; Wells Fargo Bank)	0.01	3/2/15	6,605,000	[g]	6,605,000
Iowa—.1%
Iowa Finance Authority, Health Facilities Revenue
(Great River Medical Center Project)
(LOC; JPMorgan Chase Bank)	0.02	3/2/15	800,000	[g]	800,000

The Funds 89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana—.7%
Louisiana Public Facilities Authority, Revenue
(Dynamic Fuels, LLC Project) (LOC; JPMorgan Chase Bank)	0.02	3/2/15	8,165,000	[g]	8,165,000
Massachusetts—1.3%
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.01	3/2/15	7,000,000	[g]	7,000,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Tufts University Issue) (Liquidity Facility; Wells Fargo Bank)	0.02	3/2/15	8,500,000	[g]	8,500,000
Mississippi—.4%
Mississippi Business Finance Corporation,
Revenue (Chevron Corporation)	0.01	3/2/15	5,000,000	[g]	5,000,000
Missouri—1.4%
Missouri Development Finance Board, Cultural Facilities
Revenue (The Nelson Gallery Foundation)
Liquidity Facility; Northern Trust Company)	0.02	3/2/15	5,200,000	[g]	5,200,000
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Saint Louis Convention
Center Hotel Garage Project) (LOC; U.S. Bank NA)	0.02	3/2/15	600,000	[g]	600,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis University)
(LOC; Wells Fargo Bank)	0.01	3/2/15	3,000,000	[g]	3,000,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.02	3/2/15	300,000	[g]	300,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; Wells Fargo Bank)	0.02	3/2/15	8,000,000	[g]	8,000,000
New Hampshire—.8%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; Wells Fargo Bank)	0.02	3/2/15	9,460,000	[g]	9,460,000
New York—1.9%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	1,700,000	[g]	1,700,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.02	3/2/15	7,600,000	[g]	7,600,000
New York City Municipal Water Finance Authority,
Water and Sewer System General Resolution
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.02	3/2/15	7,100,000	[g]	7,100,000
New York City Trust for Cultural Resources,
Revenue, Refunding (Lincoln Center for the
Performing Arts, Inc.) (LOC; JPMorgan Chase Bank)	0.01	3/2/15	2,500,000	[g]	2,500,000
New York State Housing Finance Agency,
Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	0.01	3/2/15	5,000,000	[g]	5,000,000

90

BNY Mellon Municipal Opportunities Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—.3%
Lancaster County Hospital Authority, Health Center
Revenue (Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.01	3/2/15	4,100,000	[g]	4,100,000
Vermont—.4%
Vermont Educational and Health Buildings Financing
Agency, HR (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.01	3/2/15	1,625,000	[g]	1,625,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (North Country Hospital Project) (LOC; TD Bank)	0.01	3/2/15	3,400,000	[g]	3,400,000
Wyoming—.4%
Uinta County, PCR, Refunding (Chevron U.S.A. Inc. Project)	0.01	3/2/15	5,000,000	[g]	5,000,000
Total Short-Term Municipal Investments
(cost $122,635,000)					122,635,000

Total Investments (cost $1,185,652,008)			104.3%		1,272,940,155

Liabilities, Less Cash and Receivables			(4.3%)		(52,632,663)

Net Assets			100.0%		1,220,307,502

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $139,482,737 or 11.4% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Collateral for floating rate borrowings.
e Variable rate security—interest rate subject to periodic change.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	22.3	Utility-Electric	3.8
Education	17.2	Lease	3.2
Health Care	14.8	Pollution Control	.8
Utility-Water and Sewer	7.4	Prerefunded	.7
Special Tax	7.3	Housing	.6
State/Territory	6.4	Resource Recovery	.2
Industrial	5.6	Other	9.2
City	4.8		104.3

† Based on net assets.

The Funds 91

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

92

STATEMENT OF FINANCIAL FUTURES

February 28, 2015 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 2/28/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	900	(107,353,125)	June 2015	154,688
U.S. Treasury 10 Year Notes	1700	(217,254,688)	June 2015	(717,188)
Gross Unrealized Appreciation				154,688
Gross Unrealized Depreciation				(717,188)

See notes to financial statements.

The Funds 93

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2015 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments+	2,005,503,861	1,226,978,673	302,023,008	329,141,494
Cash	—	1,480,630	—	—
Cash on Initial Margin—Note 4	1,140,750	315,000	166,500	180,000
Interest receivable	22,754,008	10,031,917	3,761,452	3,032,210
Receivable for investment securites sold	2,329,096	—	—	215,000
Receivable for shares of Beneficial Interest subscribed	1,381,825	1,771,661	—	—
Prepaid expenses	16,425	19,636	15,630	13,175
	2,033,125,965	1,240,597,517	305,966,590	332,581,879
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)	582,068	346,496	126,873	100,196
Due to Administrator—Note 3(a)	189,511	111,086	28,409	30,855
Cash overdraft due to Custodian	3,618,663	—	382,947	389,673
Payable for investment securities purchased	14,361,778	70,398,404	3,821,758	4,752,933
Payable for shares of Beneficial Interest redeemed	2,035,595	2,667,456	584,533	495,306
Payable for futures variation margin—Note 4	139,219	43,750	20,313	21,875
Accrued expenses	75,114	43,723	37,319	35,122
	21,001,948	73,610,915	5,002,152	5,825,960
Net Assets ($)	2,012,124,017	1,166,986,602	300,964,438	326,755,919
Composition of Net Assets ($):
Paid—in capital	1,900,114,762	1,159,324,017	286,611,379	311,261,560
Accumulated undistributed investment income—net	407,310	64,014	31,210	22,839
Accumulated net realized gain (loss) on investments	9,610,947	278,293	2,273,605	(193,117)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($200,156) depreciation on
financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, $60,156 appreciation on financial
futures for BNY Mellon National Short-Term Municipal
Bond Fund, ($29,375) depreciation on financial futures
for BNY Mellon Pennsylvania Intermediate Municipal
Bond Fund and ($33,594) depreciation on financial
futures for BNY Mellon Massachusetts Intermediate
Municipal Bond Fund]	101,990,998	7,320,278	12,048,244	15,664,637
Net Assets ($)	2,012,124,017	1,166,986,602	300,964,438	326,755,919
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,965,210,620	1,157,124,350	296,765,780	315,534,201
Shares Outstanding	142,672,843	89,682,847	23,592,027	24,391,870
Net Asset Value Per Share ($)	13.77	12.90	12.58	12.94
Investor Shares
Net Assets ($)	46,913,397	9,862,252	4,198,658	11,221,718
Shares Outstanding	3,409,601	764,828	334,124	867,655
Net Asset Value Per Share ($)	13.76	12.89	12.57	12.93
† Investments at cost ($)	1,903,312,707	1,219,718,551	289,945,389	313,443,263
See notes to financial statements.

94

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments+	186,863,891	1,272,940,155
Cash	—	12,811,955
Cash on Initial Margin—Note 4	105,300	3,105,000
Interest receivable	2,049,068	10,884,715
Receivable for investment securites sold	50,000	17,420,000
Receivable for shares of Beneficial Interest subscribed	—	3,515,220
Prepaid expenses	54,807	22,199
	189,123,066	1,320,699,244
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)	64,132	476,728
Due to Administrator—Note 3(a)	17,833	109,684
Cash overdraft due to Custodian	61,133	—
Payable for floating rate notes issued—Note 4	—	69,540,000
Payable for investment securities purchased	—	28,992,380
Payable for shares of Beneficial Interest redeemed	65,741	537,189
Payable for future variation margin—Note 4	12,813	378,125
Interest and expense payable related to floating
rate notes issued—Note 4	—	83,994
Accrued expenses	35,357	273,642
	257,009	100,391,742
Net Assets ($)	188,866,057	1,220,307,502
Composition of Net Assets ($):
Paid—in capital	178,634,387	1,167,876,650
Accumulated undistributed investment income—net	27,505	650,315
Accumulated net realized gain (loss) on investments	1,231,311	(34,945,110)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($19,313) depreciation on financial futures for BNY Mellon New York
Intermediate Tax-Exempt Bond Fund and ($562,500) depreciation
on financial futures for BNY Mellon Municipal Opportunities Fund)	8,972,854	86,725,647
Net Assets ($)	188,866,057	1,220,307,502
Net Asset Value Per Share
Class M Shares
Net Assets ($)	172,185,722	1,199,367,120
Shares Outstanding	15,090,228	90,345,995
Net Asset Value Per Share ($)	11.41	13.28
Investor Shares
Net Assets ($)	16,680,335	20,940,382
Shares Outstanding	1,461,015	1,577,114
Net Asset Value Per Share ($)	11.42	13.28
† Investments at cost ($)	177,871,724	1,185,652,008
See notes to financial statements.

The Funds 95

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2015 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	30,675,937	7,624,650	5,080,818	4,969,712
Expenses:
Investment advisory fee—Note 3(a)	3,374,955	2,097,748	760,500	557,091
Administration fee—Note 3(a)	1,188,793	738,897	187,513	196,229
Shareholder servicing costs—Note 3(b)	56,949	12,742	5,355	12,936
Trustees' fees and expenses—Note 3(c)	53,994	33,781	9,810	8,927
Custodian fees—Note 3(b)	49,564	41,606	12,335	12,800
Professional fees	42,597	26,437	23,237	23,513
Registration fees	31,101	15,183	14,934	14,959
Loan commitment fees—Note 2	12,373	7,948	1,902	2,058
Prospectus and shareholders' reports	6,434	4,440	2,579	3,273
Miscellaneous	50,563	39,052	18,864	26,565
Total Expenses	4,867,323	3,017,834	1,037,029	858,351
Less—reduction in fees due to
earnings credits—Note 3(b)	(7)	(2)	(1)	(2)
Net Expenses	4,867,316	3,017,832	1,037,028	858,349
Investment Income—Net	25,808,621	4,606,818	4,043,790	4,111,363
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,765,859	1,220,619	2,609,133	1,825,966
Net realized gain (loss) on financial futures	(1,864,689)	(696,171)	(439,900)	(351,342)
Net Realized Gain (Loss)	8,901,170	524,448	2,169,233	1,474,624
Net unrealized appreciation
(depreciation) on investments	(8,000,661)	(2,313,367)	(1,619,532)	(1,728,516)
Net unrealized appreciation
(depreciation) on financial futures	41,630	143,367	23,165	10,353
Net Unrealized Appreciation (Depreciation)	(7,959,031)	(2,170,000)	(1,596,367)	(1,718,163)
Net Realized and Unrealized
Gain (Loss) on Investments	942,139	(1,645,552)	572,866	(243,539)
Net Increase in Net Assets
Resulting from Operations	26,750,760	2,961,266	4,616,656	3,867,824

See notes to financial statements.

96

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	3,035,529	22,330,245
Expenses:
Investment advisory fee—Note 3(a)	470,873	2,613,116
Administration fee—Note 3(a)	116,102	644,275
Interest and expense related to floating rate notes issued—Note 4	—	196,506
Shareholder servicing costs—Note 3(b)	21,136	12,654
Professional fees	18,231	30,620
Registration fees	15,177	37,043
Custodian fees—Note 3(b)	7,815	41,855
Prospectus and shareholders' reports	6,125	1,237
Trustees' fees and expenses—Note 3(c)	6,115	31,948
Loan commitment fees—Note 2	829	6,627
Miscellaneous	22,048	39,925
Total Expenses	684,451	3,655,806
Less—reduction in expenses due to undertaking—Note 3(a)	(107,195)	—
Less—reduction in fees due to earnings credits—Note 3(b)	(8)	(1)
Net Expenses	577,248	3,655,805
Investment Income—Net	2,458,281	18,674,440
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,955,156	7,298,761
Net realized gain (loss) on financial futures	(204,218)	(8,201,285)
Net realized gain (loss) on swap transactions	—	(700,000)
Net Realized Gain (Loss)	1,750,938	(1,602,524)
Net unrealized appreciation (depreciation) on investments	(1,503,807)	8,355,890
Net unrealized appreciation (depreciation) on financial futures	6,196	617,600
Net Unrealized Appreciation (Depreciation)	(1,497,611)	8,973,490
Net Realized and Unrealized Gain (Loss) on Investments	253,327	7,370,966
Net Increase in Net Assets Resulting from Operations	2,711,608	26,045,406
See notes to financial statements.

The Funds 97

STATEMENT OF CASH FLOWS

February 28, 2015 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(273,192,091)
Proceeds from sales of portfolio securities	213,550,263
Financial futures transactions	(6,754,935)
Swap transactions	(700,000)
Net purchases of short-term portfolio securities	(86,730,000)
Interest received	23,080,419
Operating expenses paid	(808,833)
Cash paid to The Dreyfus Corporation for investment advisory fee	(2,599,637)
Net Cash Provided by Operating Activities		(134,154,814)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	159,563,973
Dividends paid	(11,106,893)
Net Cash Used in Financing Activities		148,457,080
Increase in cash		14,302,266
Cash overdraft due to custodian at beginning of period		(1,490,311)
Cash at end of period		12,811,955
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		26,045,406
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(273,192,091)
Proceeds from sales of portfolio securities		213,550,263
Financial futures transactions		(6,754,935)
Swap transactions		(700,000)
Net purchase of short-term portfolio securities		(86,730,000)
Increase in interest receivable		(223,224)
Increase in accrued operating expenses		229,545
Decrease in prepaid expenses		1,157
Increase in Due to The Dreyfus Corporation and affiliates		13,479
Increase in Due to Administrator		3,155
Decrease in interest and expense payable related to floating rate notes issued		(38,030)
Net realized loss on investments, financial futures and swap transactions		1,602,524
Net unrealized appreciation on investments and financial futures		(8,973,490)
Net amortization of premiums on investments		1,011,427
Net Cash Used by Operating Activities		(134,154,814)
Supplemental non-cash financing disclosure
Reinvestment of dividends		6,970,540
See notes to financial statements.

98

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	25,808,621	51,248,153	4,606,818	9,640,931
Net realized gain (loss) on investments	8,901,170	249,500	524,448	1,009,290
Net unrealized appreciation (depreciation) on investments	(7,959,031)	71,416,225	(2,170,000)	6,335,360
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,750,760	122,913,878	2,961,266	16,985,581
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(25,130,445)	(49,608,387)	(4,565,322)	(9,530,882)
Investor Shares	(549,210)	(1,025,498)	(26,533)	(41,223)
Net realized gain on investments:
Class M Shares	—	—	(1,377,549)	(652,036)
Investor Shares	—	—	(13,231)	(4,310)
Total Dividends	(25,679,655)	(50,633,885)	(5,982,635)	(10,228,451)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	271,656,685	437,503,341	236,782,576	741,808,917
Investor Shares	13,854,862	23,291,580	6,449,698	19,585,740
Dividends reinvested:
Class M Shares	3,976,725	7,426,245	1,845,799	2,760,306
Investor Shares	399,164	732,176	31,611	42,467
Cost of shares redeemed:
Class M Shares	(139,025,241)	(380,832,569)	(322,695,823)	(689,082,964)
Investor Shares	(9,426,413)	(20,664,727)	(6,288,256)	(14,456,070)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	141,435,782	67,456,046	(83,874,395)	60,658,396
Total Increase (Decrease) in Net Assets	142,506,887	139,736,039	(86,895,764)	67,415,526
Net Assets ($):
Beginning of Period	1,869,617,130	1,729,881,091	1,253,882,366	1,186,466,840
End of Period	2,012,124,017	1,869,617,130	1,166,986,602	1,253,882,366
Undistributed investment income—net	407,310	278,344	64,014	49,051

The Funds 99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class M Shares
Shares sold	19,731,694	32,377,766	18,336,175	57,416,501
Shares issued for dividends reinvested	288,641	548,028	143,018	213,664
Shares redeemed	(10,091,622)	(28,277,377)	(24,976,412)	(53,330,158)
Net Increase (Decrease) in Shares Outstanding	9,928,713	4,648,417	(6,497,219)	4,300,007
Investor Shares
Shares sold	1,008,655	1,725,631	499,493	1,518,674
Shares issued for dividends reinvested	28,994	54,089	2,451	3,289
Shares redeemed	(685,113)	(1,532,756)	(487,059)	(1,120,541)
Net Increase (Decrease) in Shares Outstanding	352,536	246,964	14,885	401,422
See notes to financial statements.

100

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	4,043,790	9,594,029
Net realized gain (loss) on investments	2,169,233	2,607,662
Net unrealized appreciation (depreciation) on investments	(1,596,367)	8,097,053
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,616,656	20,298,744
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,006,518)	(9,422,346)
Investor Shares	(51,755)	(126,873)
Net realized gain on investments:
Class M Shares	—	(3,103,111)
Investor Shares	—	(47,276)
Total Dividends	(4,058,273)	(12,699,606)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	14,196,445	32,561,040
Investor Shares	187,468	3,270,052
Dividends reinvested:
Class M Shares	216,575	2,396,725
Investor Shares	43,980	132,551
Cost of shares redeemed:
Class M Shares	(24,870,995)	(93,213,074)
Investor Shares	(477,888)	(3,266,695)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(10,704,415)	(58,119,401)
Total Increase (Decrease) in Net Assets	(10,146,032)	(50,520,263)
Net Assets ($):
Beginning of Period	311,110,470	361,630,733
End of Period	300,964,438	311,110,470
Undistributed investment income—net	31,210	45,693
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,129,147	2,629,222
Shares issued for dividends reinvested	17,216	195,253
Shares redeemed	(1,977,884)	(7,540,335)
Net Increase (Decrease) in Shares Outstanding	(831,521)	(4,715,860)
Investor Shares
Shares sold	15,001	263,866
Shares issued for dividends reinvested	3,500	10,730
Shares redeemed	(38,115)	(263,648)
Net Increase (Decrease) in Shares Outstanding	(19,614)	10,948
See notes to financial statements.

The Funds 101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	4,111,363	8,773,170
Net realized gain (loss) on investments	1,474,624	(261,766)
Net unrealized appreciation (depreciation) on investments	(1,718,163)	10,082,261
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,867,824	18,593,665
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,012,741)	(8,516,368)
Investor Shares	(120,597)	(236,628)
Net realized gain on investments:
Class M Shares	—	(1,993,315)
Investor Shares	—	(55,854)
Total Dividends	(4,133,338)	(10,802,165)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	27,472,468	55,897,319
Investor Shares	1,888,611	3,322,991
Dividends reinvested:
Class M Shares	848,388	2,884,754
Investor Shares	95,684	235,018
Cost of shares redeemed:
Class M Shares	(18,041,437)	(73,467,182)
Investor Shares	(665,235)	(2,142,654)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	11,598,479	(13,269,754)
Total Increase (Decrease) in Net Assets	11,332,965	(5,478,254)
Net Assets ($):
Beginning of Period	315,422,954	320,901,208
End of Period	326,755,919	315,422,954
Undistributed investment income—net	22,839	44,814

102

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class M Shares
Shares sold	2,121,476	4,375,049
Shares issued for dividends reinvested	65,508	226,488
Shares redeemed	(1,392,850)	(5,767,654)
Net Increase (Decrease) in Shares Outstanding	794,134	(1,166,117)
Investor Shares
Shares sold	145,979	259,624
Shares issued for dividends reinvested	7,387	18,409
Shares redeemed	(51,302)	(166,882)
Net Increase (Decrease) in Shares Outstanding	102,064	111,151

See notes to financial statements.

The Funds 103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York
	Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	2,458,281	5,231,240
Net realized gain (loss) on investments	1,750,938	936,868
Net unrealized appreciation (depreciation) on investments	(1,497,611)	6,643,614
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,711,608	12,811,722
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,259,391)	(4,767,007)
Investor Shares	(197,986)	(424,326)
Net realized gain on investments:
Class M Shares	—	(2,663,858)
Investor Shares	—	(258,819)
Total Dividends	(2,457,377)	(8,114,010)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	9,549,944	24,239,748
Investor Shares	940,830	1,869,840
Dividends reinvested:
Class M Shares	232,576	1,870,192
Investor Shares	172,512	600,225
Cost of shares redeemed:
Class M Shares	(10,239,915)	(42,631,907)
Investor Shares	(879,151)	(4,398,201)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(223,204)	(18,450,103)
Total Increase (Decrease) in Net Assets	31,027	(13,752,391)
Net Assets ($):
Beginning of Period	188,835,030	202,587,421
End of Period	188,866,057	188,835,030
Undistributed investment income—net	27,505	26,601
Capital Share Transactions (Shares):
Class M Shares
Shares sold	837,861	2,159,114
Shares issued for dividends reinvested	20,374	168,661
Shares redeemed	(897,204)	(3,811,993)
Net Increase (Decrease) in Shares Outstanding	(38,969)	(1,484,218)
Investor Shares
Shares sold	82,156	166,975
Shares issued for dividends reinvested	15,107	53,755
Shares redeemed	(77,003)	(392,159)
Net Increase (Decrease) in Shares Outstanding	20,260	(171,429)

See notes to financial statements.

104

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	18,674,440	36,102,258
Net realized gain (loss) on investments	(1,602,524)	(19,818,704)
Net unrealized appreciation (depreciation) on investments	8,973,490	95,469,561
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,045,406	111,753,115
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(17,917,624)	(35,048,637)
Investor Shares	(159,809)	(121,615)
Net realized gain on investments:
Class M Shares	—	(18,547,570)
Investor Shares	—	(69,583)
Total Dividends	(18,077,433)	(53,787,405)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	216,734,589	290,851,089
Investor Shares	17,958,035	7,296,804
Dividends reinvested:
Class M Shares	6,881,113	21,766,382
Investor Shares	89,427	171,125
Cost of shares redeemed:
Class M Shares	(55,785,415)	(293,432,679)
Investor Shares	(2,324,268)	(5,518,729)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	183,553,481	21,133,992
Total Increase (Decrease) in Net Assets	191,521,454	79,099,702
Net Assets ($):
Beginning of Period	1,028,786,048	949,686,346
End of Period	1,220,307,502	1,028,786,048
Undistributed investment income—net	650,315	53,308
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,257,884	22,817,791
Shares issued for dividends reinvested	518,842	1,729,813
Shares redeemed	(4,216,658)	(23,260,103)
Net Increase (Decrease) in Shares Outstanding	12,560,068	1,287,501
Investor Shares
Shares sold	1,356,375	573,356
Shares issued for dividends reinvested	6,740	13,554
Shares redeemed	(175,520)	(435,459)
Net Increase (Decrease) in Shares Outstanding	1,187,595	151,451
See notes to financial statements.

The Funds 105

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.77		13.22	13.98	13.45	13.75	13.10
Investment Operations:
Investment income—net[a]	.18		.39	.41	.43	.48	.50
Net realized and unrealized
gain (loss) on investments	(.00)[b]		.55	(.73)	.53	(.22)	.65
Total from Investment Operations	.18		.94	(.32)	.96	.26	1.15
Distributions:
Dividends from investment income—net	(.18)		(.39)	(.39)	(.43)	(.48)	(.50)
Dividends from net realized gain on investments	—		—	(.05)	(.00)[b]	(.08)	—
Total Distributions	(.18)		(.39)	(.44)	(.43)	(.56)	(.50)
Net asset value, end of period	13.77		13.77	13.22	13.98	13.45	13.75
Total Return (%)	1.41	[c]	7.18	(2.43)	7.25	2.07	8.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	[d]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	2.68	[d]	2.90	2.94	3.16	3.65	3.76
Portfolio Turnover Rate	13.17	[c]	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	1,965,211		1,827,575	1,692,786	1,697,522	1,535,563	1,638,004

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

106

				Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.75		13.20	13.97	13.44	13.73	13.09
Investment Operations:
Investment income—net[a]	.17		.36	.37	.40	.45	.47
Net realized and unrealized
gain (loss) on investments	.01		.54	(.74)	.53	(.21)	.64
Total from Investment Operations	.18		.90	(.37)	.93	.24	1.11
Distributions:
Dividends from investment income—net	(.17)		(.35)	(.35)	(.40)	(.45)	(.47)
Dividends from net realized gain on investments	—		—	(.05)	(.00)[b]	(.08)	—
Total Distributions	(.17)		(.35)	(.40)	(.40)	(.53)	(.47)
Net asset value, end of period	13.76		13.75	13.20	13.97	13.44	13.73
Total Return (%)	1.28	[c]	6.92	(2.68)	6.99	1.90	8.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	[d]	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	2.44	[d]	2.65	2.68	2.92	3.41	3.51
Portfolio Turnover Rate	13.17	[c]	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	46,913		42,042	37,095	38,067	41,237	33,931

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 107

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2015				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.94		12.86	13.01	12.99	13.01	12.80
Investment Operations:
Investment income—net[a]	.05		.10	.12	.15	.18	.21
Net realized and unrealized
gain (loss) on investments	(.02)		.09	(.15)	.02	(.02)	.21
Total from Investment Operations	.03		.19	(.03)	.17	.16	.42
Distributions:
Dividends from investment income—net	(.05)		(.10)	(.12)	(.15)	(.18)	(.21)
Dividends from net realized gain on investments	(.02)		(.01)	—	—	—	—
Total Distributions	(.07)		(.11)	(.12)	(.15)	(.18)	(.21)
Net asset value, end of period	12.90		12.94	12.86	13.01	12.99	13.01
Total Return (%)	.27	[b]	1.37	(.27)	1.34	1.31	3.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[c]	.50	.50	.51	.51	.51
Ratio of net expenses to average net assets	.50	[c]	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	.77	[c]	.77	.89	1.18	1.38	1.60
Portfolio Turnover Rate	20.05	[b]	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	1,157,124		1,244,187	1,181,988	1,241,129	1,088,334	1,060,685

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

108

				Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2015				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.93		12.85	13.00	12.97	12.99	12.78
Investment Operations:
Investment income—net[a]	.03		.07	.08	.12	.15	.19
Net realized and unrealized
gain (loss) on investments	(.02)		.09	(.15)	.03	(.02)	.20
Total from Investment Operations	.01		.16	(.07)	.15	.13	.39
Distributions:
Dividends from investment income—net	(.03)		(.07)	(.08)	(.12)	(.15)	(.18)
Dividends from net realized gain on investments	(.02)		(.01)	—	—	—	—
Total Distributions	(.05)		(.08)	(.08)	(.12)	(.15)	(.18)
Net asset value, end of period	12.89		12.93	12.85	13.00	12.97	12.99
Total Return (%)	.07	[b]	1.20	(.52)	1.17	.98	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[c]	.76	.76	.76	.77	.77
Ratio of net expenses to average net assets	.75	[c]	.76	.76	.76	.77	.77
Ratio of net investment income
to average net assets	.53	[c]	.52	.63	.92	1.15	1.39
Portfolio Turnover Rate	20.05	[b]	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	9,862		9,696	4,479	4,009	4,021	2,356

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.56		12.27	13.15	12.77	12.96	12.40
Investment Operations:
Investment income—net[a]	.17		.36	.36	.42	.46	.46
Net realized and unrealized
gain (loss) on investments	.02		.40	(.79)	.38	(.19)	.56
Total from Investment Operations	.19		.76	(.43)	.80	.27	1.02
Distributions:
Dividends from investment income—net	(.17)		(.36)	(.36)	(.42)	(.46)	(.46)
Dividends from net realized gain on investments	—		(.11)	(.09)	—	—	(.00)[b]
Total Distributions	(.17)		(.47)	(.45)	(.42)	(.46)	(.46)
Net asset value, end of period	12.58		12.56	12.27	13.15	12.77	12.96
Total Return (%)	1.57	[c]	6.31	(3.47)	6.34	2.21	8.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	[d]	.68	.67	.67	.66	.66
Ratio of net expenses to average net assets	.68	[d]	.68	.67	.67	.66	.66
Ratio of net investment income
to average net assets	2.66	[d]	2.89	2.80	3.23	3.67	3.68
Portfolio Turnover Rate	21.03	[c]	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	296,766		306,673	357,431	403,371	420,586	500,892

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

110

				Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.54		12.25	13.14	12.75	12.94	12.39
Investment Operations:
Investment income—net[a]	.15		.33	.33	.38	.43	.44
Net realized and unrealized
gain (loss) on investments	.03		.39	(.80)	.41	(.19)	.54
Total from Investment Operations	.18		.72	(.47)	.79	.24	.98
Distributions:
Dividends from investment income—net	(.15)		(.32)	(.33)	(.40)	(.43)	(.43)
Dividends from net realized gain on investments	—		(.11)	(.09)	—	—	(.00)[b]
Total Distributions	(.15)		(.43)	(.42)	(.40)	(.43)	(.43)
Net asset value, end of period	12.57		12.54	12.25	13.14	12.75	12.94
Total Return (%)	1.37	[c]	6.04	(3.71)	6.28	1.95	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	[d]	.93	.92	.92	.91	.92
Ratio of net expenses to average net assets	.93	[d]	.93	.92	.92	.91	.92
Ratio of net investment income
to average net assets	2.42	[d]	2.64	2.58	2.97	3.42	3.42
Portfolio Turnover Rate	21.03	[c]	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	4,199		4,437	4,200	8,520	9,153	9,385

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.95		12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.17		.36	.37	.41	.45	.45
Net realized and unrealized
gain (loss) on investments	(.01)		.42	(.77)	.44	(.20)	.53
Total from Investment Operations	.16		.78	(.40)	.85	.25	.98
Distributions:
Dividends from investment income—net	(.17)		(.36)	(.37)	(.42)	(.45)	(.45)
Dividends from net realized gain on investments	—		(.09)	(.15)	(.01)	(.07)	—
Total Distributions	(.17)		(.45)	(.52)	(.43)	(.52)	(.45)
Net asset value, end of period	12.94		12.95	12.62	13.54	13.12	13.39
Total Return (%)	1.22	[b]	6.21	(3.11)	6.50	2.02	7.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[c]	.53	.53	.53	.53	.52
Ratio of net expenses to average net assets	.53	[c]	.53	.53	.53	.52	.52
Ratio of net investment income
to average net assets	2.59	[c]	2.85	2.79	3.11	3.49	3.44
Portfolio Turnover Rate	22.93	[b]	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	315,534		305,513	312,640	346,647	349,768	407,667

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

112

				Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2015				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.94		12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.15		.34	.34	.38	.42	.42
Net realized and unrealized
gain (loss) on investments	(.01)		.40	(.77)	.43	(.20)	.53
Total from Investment Operations	.14		.74	(.43)	.81	.22	.95
Distributions:
Dividends from investment income—net	(.15)		(.33)	(.34)	(.38)	(.42)	(.42)
Dividends from net realized gain on investments	—		(.09)	(.15)	(.01)	(.07)	—
Total Distributions	(.15)		(.42)	(.49)	(.39)	(.49)	(.42)
Net asset value, end of period	12.93		12.94	12.62	13.54	13.12	13.39
Total Return (%)	1.10	[b]	5.95	(3.35)	6.23	1.77	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[c]	.78	.78	.78	.78	.77
Ratio of net expenses to average net assets	.78	[c]	.78	.78	.78	.77	.77
Ratio of net investment income
to average net assets	2.34	[c]	2.60	2.55	2.86	3.24	3.20
Portfolio Turnover Rate	22.93	[b]	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	11,222		9,910	8,261	9,107	8,430	8,143

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
BNY Mellon New York Intermediate	February 28, 2015				Year Ended August 31,
Tax-Exempt Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.40		11.11	11.92	11.46	11.60	11.16
Investment Operations:
Investment income—net[a]	.15		.31	.30	.36	.38	.38
Net realized and unrealized
gain (loss) on investments	.01		.46	(.69)	.49	(.13)	.44
Total from Investment Operations	.16		.77	(.39)	.85	.25	.82
Distributions:
Dividends from investment income—net	(.15)		(.31)	(.30)	(.36)	(.38)	(.38)
Dividends from net realized gain on investments	—		(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.15)		(.48)	(.42)	(.39)	(.39)	(.38)
Net asset value, end of period	11.41		11.40	11.11	11.92	11.46	11.60
Total Return (%)	1.49	[c]	7.04	(3.40)	7.48	2.31	7.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[d]	.71	.70	.71	.70	.72
Ratio of net expenses to average net assets	.59	[d]	.59	.59	.59	.59	.59
Ratio of net investment income
to average net assets	2.63	[d]	2.79	2.57	3.06	3.41	3.33
Portfolio Turnover Rate	27.95	[c]	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	172,186		172,407	184,657	203,768	182,547	196,795
a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

114

				Investor Shares
	Six Months Ended
BNY Mellon New York Intermediate	February 28, 2015				Year Ended August 31,
Tax-Exempt Bond Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.40		11.12	11.93	11.47	11.61	11.17
Investment Operations:
Investment income—net[a]	.14		.29	.27	.33	.36	.35
Net realized and unrealized
gain (loss) on investments	.01		.44	(.69)	.49	(.14)	.44
Total from Investment Operations	.15		.73	(.42)	.82	.22	.79
Distributions:
Dividends from investment income—net	(.13)		(.28)	(.27)	(.33)	(.35)	(.35)
Dividends from net realized gain on investments	—		(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.13)		(.45)	(.39)	(.36)	(.36)	(.35)
Net asset value, end of period	11.42		11.40	11.12	11.93	11.47	11.61
Total Return (%)	1.36	[c]	6.77	(3.63)	7.20	2.05	7.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[d]	.96	.95	.96	.95	.97
Ratio of net expenses to average net assets	.84	[d]	.84	.84	.84	.84	.84
Ratio of net investment income
to average net assets	2.38	[d]	2.54	2.32	2.81	3.16	3.08
Portfolio Turnover Rate	27.95	[c]	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	16,680		16,428	17,930	19,097	17,177	17,352
a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2015				Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.16		12.38	13.42	12.27	12.78	12.22
Investment Operations:
Investment income—net[a]	.23		.49	.43	.50	.52	.50
Net realized and unrealized
gain (loss) on investments	.12		1.04	(.92)	1.15	(.35)	.95
Total from Investment Operations	.35		1.53	(.49)	1.65	.17	1.45
Distributions:
Dividends from investment income—net	(.23)		(.48)	(.43)	(.50)	(.50)	(.52)
Dividends from net realized gain on investments	—		(.27)	(.12)	—	(.18)	(.37)
Total Distributions	(.23)		(.75)	(.55)	(.50)	(.68)	(.89)
Net asset value, end of period	13.28		13.16	12.38	13.42	12.27	12.78
Total Return (%)	2.59	[b]	12.88	(3.95)	13.65	1.54	12.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[c]	.71	.71	.73	.73	.71
Ratio of net expenses to average net assets	.70	[c]	.71	.71	.73	.73	.71
Ratio of interest and expense related to
floating rate notes issued to average net assets	.04	[c]	.05	.05	.06	.06	.01
Ratio of net investment income
to average net assets	3.58	[c]	3.88	3.22	3.84	4.22	4.12
Portfolio Turnover Rate	21.07	[b]	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	1,199,367		1,023,660	946,739	721,943	505,035	384,933
a Based on average shares outstanding .
b Not annualized.
c Annualized.
See notes to financial statements.

116

				Investor Shares
	Six Months Ended
	February 28, 2015				Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.16		12.38	13.43	12.27	12.79	12.22
Investment Operations:
Investment income—net[a]	.20		.46	.40	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	.13		1.05	(.93)	1.16	(.35)	.93
Total from Investment Operations	.33		1.51	(.53)	1.63	.13	1.43
Distributions:
Dividends from investment income—net	(.21)		(.46)	(.40)	(.47)	(.47)	(.49)
Dividends from net realized gain on investments	—		(.27)	(.12)	—	(.18)	(.37)
Total Distributions	(.21)		(.73)	(.52)	(.47)	(.65)	(.86)
Net asset value, end of period	13.28		13.16	12.38	13.43	12.27	12.79
Total Return (%)	2.53	[b]	12.54	(4.19)	13.46	1.21	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	[c]	.98	.96	.99	.98	.96
Ratio of net expenses to average net assets	.99	[c]	.98	.96	.99	.98	.95
Ratio of interest and expense related to
floating rate notes issued to average net assets	.04	[c]	.05	.05	.06	.06	.01
Ratio of net investment income
to average net assets	3.31	[c]	3.67	2.98	3.63	3.93	4.00
Portfolio Turnover Rate	21.07	[b]	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	20,940		5,126	2,947	2,328	1,152	1,157

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

The Funds 117

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value share of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell

118

an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”).

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

Financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental

The Funds 119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either catego-

rized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	2,005,503,861	—	—	—	2,005,503,861
Other Financial Instruments:
Financial Futures††	59,297	(259,453)	—	—	—	—	(200,156)
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds†	—	—	1,226,978,673	—	—	—	1,226,978,673
Other Financial Instruments:
Financial Futures††	60,156	—	—	—	—	—	60,156
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	302,023,008	—	—	—	302,023,008
Other Financial Instruments:
Financial Futures††	8,594	(37,969)	—	—	—	—	(29,375)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	329,141,494	—	—	—	329,141,494
Other Financial Instruments:
Financial Futures††	8,594	(42,188)	—	—	—	—	(33,594)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds†	—	—	186,863,891	—	—	—	186,863,891
Other Financial Instruments:
Financial Futures††	5,156	(24,469)	—	—	—	—	(19,313)
BNY Mellon Municipal
Opportunities Fund
Corporate Bonds†	—	—	28,536,652	—	—	—	28,536,652
Municipal Bonds†	—	—	1,244,403,503	—	—	—	1,244,403,503
Floating Rate Notes†††	—	—	—	(69,540,000)	—	—	(69,540,000)
Other Financial Instruments:
Financial Futures††	154,688	(717,188)	—	—	—	—	(562,500)

†		See Statement of Investments for additional detailed categorizations.
††		Amount shown represents unrealized appreciation (depreciation) at period end.
†††		Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

120

and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2015 in valuing each fund’s investments.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each fund, div-

idends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2015, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2—Capital Loss Carryover

	Post-Enactment	Post-Enactment
	Short-Term	Long-Term
	Losses ($)†	Losses ($)††	Total ($)
BNY Mellon National Intermediate Municipal Bond Fund	609,046	836,898	1,445,944
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	100,877	—	100,877
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	1,300,203	401,485	1,701,688
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	650,171	—	650,171
BNY Mellon Municipal Opportunities Fund	25,403,972	10,560,757	35,964,729

† Post-enactment short-term losses which can be carried forward for an unlimited period.
†† Post-enactment long-term losses which can be carried forward for an unlimited period.

The Funds 121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay their pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2015, the funds did not borrow under the Facilities

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually

Table 3—Tax Character of Distributions Paid

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2014	2014	2014
BNY Mellon National Intermediate Municipal Bond Fund	50,517,652	116,233	—
BNY Mellon National Short-Term Municipal Bond Fund	9,572,105	28,129	628,217
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	9,549,338	—	3,150,268
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,754,200	—	2,047,965
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	5,190,776	593	2,922,641
BNY Mellon Municipal Opportunities Fund	33,499,604	1,827,503	18,460,298

122

agreed from September 1, 2014 through December 31, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $107,195 during the period ended February 28, 2015.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers, and other financial institutions, with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 28, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 4—Shareholder Services Plan Fees
BNY Mellon National Intermediate
Municipal Bond Fund	$56,686
BNY Mellon National Short-Term
Municipal Bond Fund	12,679
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	5,331
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	12,836
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	20,789
BNY Mellon Municipal
Opportunities Fund	12,617

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New

Table 5—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	173	(7)
BNY Mellon National Short-Term Municipal Bond Fund	42	(2)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	16	(1)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	59	(2)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	201	(8)
BNY Mellon Municipal Opportunities Fund	26	(1)

The Funds 123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 5.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund. These fees are based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2015, pursuant to the custody agreement.

Table 6—Custody Agreement Fees
BNY Mellon National Intermediate
Municipal Bond Fund	$49,564
BNY Mellon National Short-Term
Municipal Bond Fund	41,606
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	12,335
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	12,800
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	7,815
BNY Mellon Municipal
Opportunities Fund	41,855

Each fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$94
BNY Mellon National Short-Term
Municipal Bond Fund	19
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	8
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	38
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	122
BNY Mellon Municipal
Opportunities Fund	11

During the period ended February 28, 2015, each fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

Table 8—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	539,622	9,122	31,412	1,912	—
BNY Mellon National Short-Term
Municipal Bond Fund	316,312	1,950	26,322	1,912	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	115,561	807	8,593	1,912	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	87,856	2,150	8,278	1,912	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	72,543	3,259	5,200	1,912	(18,782)
BNY Mellon Municipal
Opportunities Fund	446,170	2,640	26,006	1,912	—

124

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and swaps, during the period ended February 28, 2015.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“trust certificates”). A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the fund’s Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the trust certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event.When the fund invests in inverse floater securities on a nonrecourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the trust certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the trust. A liquidation shortfall occurs if the trust certificates exceed the proceeds of the sale of the bonds in the trust (“Liquidation Shortfall”).When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended

Table 9—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	376,989,427	252,326,932
BNY Mellon National Short-Term Municipal Bond Fund	239,119,720	252,395,553
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	63,670,092	71,218,821
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	78,575,632	72,208,894
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	52,311,235	52,559,686
BNY Mellon Municipal Opportunities Fund	275,301,760	217,065,481

The Funds 125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

February 28, 2015, was approximately $69,540,000 with a related weighted average annualized interest rate of .57%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2015 is discussed below.

Financial Futures: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counter-party, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counter-party credit risk to the funds with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at February 28, 2015 are set forth in the Statements of Financial Futures.

Swap Transactions: The BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of

126

Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps. At February 28, 2015, there were no interest rate swap agreements outstanding.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk is mitigated by International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default.

Table 10 summarizes each fund’s average market value of derivatives outstanding, during the period ended February 28, 2015.

Table 10—Average Market Value of Derivatives

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	$97,508,471
BNY Mellon National Short-Term
Municipal Bond Fund
Interest rate financial futures	41,791,574
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate financial futures	21,052,734
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate financial futures	19,059,587
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Interest rate financial futures	11,181,667
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	350,460,603

The following summarizes BNY Mellon Municipal Opportunities Fund’s average notional value of swap agreements outstanding during the period ended February 28, 2015:

Average Notional Value ($)
Interest rate swap agreements	8,571,429

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at February 28, 2015.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	111,521,478	9,330,324	102,191,154
BNY Mellon National Short-Term Municipal Bond Fund	8,322,072	1,061,950	7,260,122
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	15,254,656	3,177,037	12,077,619
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	17,292,576	2,094,345	15,698,231
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	10,051,007	1,058,840	8,992,167
BNY Mellon Municipal Opportunities Fund	98,929,890	11,641,743	87,288,147

The Funds 127

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

©2015 MBSC Securities Corporation

MFTSA0215-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	26

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Longer term U.S. Treasury securities fared relatively well over the reporting period when long-term interest rates declined due to robust demand from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts, but yields of money market instruments remained anchored near zero percent by an unchanged target for overnight interest rates. Yields also experienced downward pressure from robust demand for a relatively limited supply of money market-eligible instruments.

We currently expect a somewhat faster pace of global and domestic economic growth in 2015 than in 2014, which many analysts believe could prompt the Federal Reserve Board to begin a series of modest and gradual short-term interest rate hikes later this year. As always, we urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Sincerely,

David Mossman
President
BNY Mellon Funds Trust
March 16, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014 through February 28, 2015, as provided by Patricia Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 0.00% and 0.00%, respectively.1

Despite a sustained economic recovery and an end to the Federal Reserve Board (the “Fed”)’s quantitative easing program during the reporting period, money market yields remained anchored near zero percent by an unchanged federal funds rate.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

U.S. Economy Continued to Strengthen

The reporting period began in the midst of a sustained U.S. economic recovery that produced a robust 5.0% annualized GDP growth rate during the third quarter of 2014, the measure’s strongest quarterly performance since 2003. Despite persistent macroeconomic and geopolitical headwinds in international markets, the U.S. economy continued to benefit from strengthening labor markets and improving underlying business fundamentals. In fact, in September 2014, 250,000 new jobs were created in the expanding U.S. economy, and the unemployment rate slid from 6.1% to 5.9%, its lowest level since the 2008 Great Recession. Falling energy prices helped offset rising housing and food prices, contributing to a mild inflation rate of 0.1%.

In early October, investors grew concerned that disappointing economic growth and deflationary pressures in Europe might threaten the U.S. recovery, sparking turmoil in the stock and bond markets. Financial markets bounced back later in the month when U.S. economic data stayed strong, supported by 221,000 new jobs and a further reduction in the unemployment rate to 5.7%. Personal incomes rose and fuel prices continued to fall, giving consumers greater confidence, while rising corporate earnings buoyed business sentiment. The Fed ended its longstanding quantitative easing program at the end of October, which many considered a signal that the Fed had become comfortable that such aggressive accommodation measures were no longer needed.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

In November, the unemployment rate ticked higher to 5.8% while 423,000 new jobs were added. Hourly earnings rose by 0.4%, suggesting that the recovery’s benefits might be broadening to more Americans. Meanwhile, plunging heating oil and gasoline prices contributed to an inflation rate of –0.3%, giving consumers greater buying power during the holiday season. December brought more positive economic news as the unemployment rate slipped to 5.6% and an estimated 329,000 jobs were created. For 2014 overall, 2.95 million jobs were added to the U.S. economy, the largest annual increase since 1999.The U.S. economy grew at a 2.2% annualized rate for the fourth quarter.

January 2015 saw not just the creation of 239,000 new jobs, but compensation for hourly workers jumped by its largest margin since the recession.A slight increase in the unemployment rate to 5.7% was attributed to more workers entering the labor force. The unemployment rate resumed its downward trend in February, dipping to 5.5%. 295,000 new jobs were created, mainly in the food services, professional and business services, construction, health care, transportation, and warehousing industries. Wages and personal incomes also moved higher during the month, while energy prices rebounded from previously depressed levels. On a more negative note, exports and orders for durable goods weakened in February, and retail sales proved disappointing.

Fed in No Hurry to Raise Rates

At its meeting just weeks after the close of the reporting period, the Fed reiterated that its historically low target for short-term interest rates “remains appropriate” and that the Federal Open Market Committee will determine the timing of future rate hikes “when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” In light of this indication that the Fed is in no hurry to implement widely anticipated short-term rate hikes, we have maintained the fund’s weighted average maturity in a range we consider to be approximately market-neutral. In addition, we have remained focused on well-established issuers with good quality and liquidity characteristics. In our view, these remain prudent strategies until it becomes clearer that short-term interest rates are set to rise.

March 16, 2015

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSRO) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014 through February 28, 2015, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

The U.S. economic recovery gained additional traction over the reporting period, but the Federal Reserve Board (the “Fed”) left its target for short-term interest rates unchanged at historically low levels. Consequently, yields of tax-exempt money market instruments remained near zero percent.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Supply-and-Demand Factors Kept Yields Low

As it had since the spring of 2014, the U.S. economic recovery continued to gather momentum over the reporting period when labor markets strengthened, manufacturing activity intensified, corporate earnings grew, and declines in energy prices boosted purchasing power among consumers.

Long-term interest rates fell over most of the reporting period, defying widespread expectations that stronger economic growth would drive bond yields higher. Global investors seeking more competitive yields than were available from sovereign bonds in Europe and Japan flocked to U.S.Treasury securities, and the resulting supply-and-demand imbalance put downward pressure on yields of longer term U.S. fixed-income securities over most of the reporting period. February 2015 proved to be a notable exception to this trend: long-term interest rates climbed after stronger-than-expected employment data sparked worries that the Fed might raise short-term interest rates sooner than previously forecast. However, short-term rates remained relatively unaffected by these developments, as the Fed left the federal funds rate unchanged in a range between 0% and 0.25%.

Within the tax-exempt money market, issuance of new municipal instruments declined over the reporting period as the need for short-term financing diminished in light of better fiscal conditions and higher tax receipts. At the same time, investor demand remained relatively robust. In this environment, one-year municipal notes ended the reporting period with yields of 0.14%, on average, and a weekly, high-grade

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

market index comprised of seven-day tax-exempt variable-rate demand notes (VRDNs) ended the reporting period at 0.02%.

Municipal credit quality generally continued to improve throughout the reporting period as most states and many local governments recovered gradually from the recession, enabling them to balance their budgets and replenish reserves. In particular, state general funds have shown consecutive quarters of growth in personal income taxes and sales taxes, both important sources of revenue.

Focus on Quality and Liquidity

As we have for some time, we maintained the fund’s focus on instruments with strong liquidity characteristics, including an emphasis on VRDNs on which yields are reset weekly. As part of our risk management strategy, we also maintained broad diversification across both municipal issuers and instruments backed by third parties. For example, we have identified what we believe are stable credits among state general obligation bonds; essential-service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various health care and education issuers.

Like most other tax-exempt money market funds, we have continued to maintain short weighted average maturities compared to historical averages, as we believe narrow yield differences along the market’s maturity range provided little incentive to assume the incremental risks of longer dated instruments.

Fed in No Hurry to Raise Rates

Although the Fed ended its massive quantitative easing program in October 2014, it has reiterated that its current target for short-term interest rates “remains appropriate” and that the Federal Open Market Committee will determine the timing of future rate hikes “when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” Minutes from the Federal Open Market Committee’s January 2015 meeting indicated that members were concerned about the risks of raising rates too early, and at least one member recommended additional policy accommodation. Consequently, in our judgment, the prudent course for management of the fund continues to be an emphasis on preservation of capital and liquidity.

March 16, 2015

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment advisor pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ .89	$ .84
Ending value (after expenses)	$ 1,000.00	$ 1,000.00
Annualized expense ratio (%)	.18	.17
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ .40	$ .40
Ending value (after expenses)	$ 1,000.00	$ 1,000.00
Annualized expense ratio (%)	.08	.08

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ .90	$ .85
Ending value (after expenses)	$ 1,023.90	$ 1,023.95
Annualized expense ratio (%)	.18	.17
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ .40	$ .40
Ending value (after expenses)	$ 1,024.40	$ 1,024.40
Annualized expense ratio (%)	.08	.08

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank	Principal				Principal
Certificates of Deposit—22.5%	Amount ($)		Value ($)	Commercial Paper (continued)	Amount ($)		Value ($)

Bank of Montreal (Yankee)				General Electric Capital Corp.
0.22%, 4/8/15	15,000,000		15,000,000	0.25%, 7/29/15	15,000,000		14,984,375
Credit Agricole (Yankee)				Mitsubishi UFJ Trust and
0.14%, 3/16/15	14,000,000		14,000,000	Banking Corp.
Mizuho Bank Ltd/NY (Yankee)				0.23%, 5/22/15	12,000,000	[a]	11,993,713
0.24%, 5/6/15	15,000,000		15,000,000	State Street Corp.
Nordea Bank Finland (Yankee)				0.17%, 3/16/15	12,000,000		11,999,150
0.23%, 5/20/15	12,000,000		11,999,867	Sumitomo Mitsui Trust Bank
Rabobank Nederland/NY (Yankee)				0.20%, 3/10/15	10,000,000		9,999,500
0.25%, 6/9/15	10,000,000		10,000,000	Toyota Motor Credit Corp.
Sumitomo Mitsui				0.23%, 3/9/15	5,000,000		4,999,744
Banking Corp. (Yankee)				United Overseas Bank Ltd.
0.25%, 5/5/15	10,000,000	[a]	10,000,000	0.22%, 4/14/15	10,000,000	[a]	9,997,311
Toronto Dominion Bank NY (Yankee)				Westpac Banking Corp.
0.31%, 10/26/15	5,000,000		5,000,000	0.26%, 4/2/15	10,000,000	[a,b]	10,000,000
Total Negotiable				Total Commercial Paper
Bank Certificates of Deposit				(cost $139,945,540)			139,945,540
(cost $80,999,867)			80,999,867
				Asset-Backed
Commercial Paper—39.0%				Commercial Paper—9.8%
Barclays US CCP Funding LLC				Antalis U.S. Funding Corp.
0.12%, 3/2/15	14,000,000	[a]	13,999,953	0.16%, 3/16/15	15,000,000	[a]	14,999,000
BNP Paribas Finance Inc.				Collateralized Commercial
0.23%, 4/21/15	15,000,000		14,995,113	Paper Program Co., LLC
Caisse des Depots et Consignations				0.30%, 3/17/15	15,000,000		14,998,000
0.22%, 4/8/15	10,000,000		9,997,731	Metlife Short Term Funding LLC
Coca Cola Company				0.13%, 3/2/15	5,000,000	[a]	4,999,982
0.22%, 7/15/15	15,000,000	[a]	14,987,533	Total Asset-Backed
Erste Abwicklungsanstalt				Commercial Paper
0.25%, 6/12/15	12,000,000	[a]	11,991,417	(cost $34,996,982)			34,996,982

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Time Deposits—28.7%	Amount ($)	Value ($)	Time Deposits (continued)	Amount ($)	Value ($)

Australia and New Zealand			Skandinaviska Enskilda
Banking Group Ltd. (Grand Cayman)			Banken NY
0.06%, 3/2/15	12,000,000	12,000,000	(Grand Cayman)
Credit Industriel et			0.05%, 3/2/15	12,000,000	12,000,000
Commercial (Grand Cayman)			Swedbank (Grand Cayman)
0.06%, 3/2/15	12,000,000	12,000,000	0.05%, 3/2/15	13,000,000	13,000,000
DZ Bank AG (Grand Cayman)			Total Time Deposits
0.05%, 3/2/15	14,000,000	14,000,000	(cost $103,000,000)		103,000,000
Lloyds Bank (London)
0.05%, 3/2/15	14,000,000	14,000,000	Total Investments
			(cost $358,942,389)	100.0%	358,942,389
Natixis New York (Grand Cayman)
0.05%, 3/2/15	12,000,000	12,000,000	Cash and Receivables (Net)	.0%	67,186
Royal Bank of Canada (Toronto)			Net Assets	100.0%	359,009,575
0.05%, 3/2/15	14,000,000	14,000,000

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities amounted to $102,968,909 or 28.7% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	77.7	Beverages-Soft Drinks	4.2
Finance	5.5	Savings and Loans	2.8
Asset-Backed/Banking	4.2	Asset-Backed/Insurance	1.4
Asset-Backed/Special Purpose Entity	4.2		100.0

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—100.4%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—3.8%
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.01	3/2/15	15,150,000	[a]	15,150,000
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.03	3/7/15	15,000,000	[a]	15,000,000
Eutaw Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.01	3/2/15	5,100,000	[a]	5,100,000
Mobile County Industrial Development Authority, Gulf Opportunity
Zone Revenue (SSAB Alabama Inc.) (LOC; Swedbank)	0.04	3/7/15	7,000,000	[a]	7,000,000
Mobile Industrial Development Board, Dock and Wharf Revenue,
Refunding (Holnam Inc. Project) (LOC; Bayerische Landesbank)	0.06	3/7/15	2,610,000	[a]	2,610,000
Arizona—3.7%
Deutsche Bank Spears/Lifers Trust (Series DBE-1082)
(Arizona Health Facilities Authority, Revenue
(Catholic Healthcare West)) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.09	3/7/15	30,495,000	[a,b,c]	30,495,000
Phoenix Industrial Development Authority, MFHR, Refunding
(Copper Palms Apartments Project) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.03	3/7/15	6,450,000	[a]	6,450,000
Yavapai County Industrial Development Authority,
Revenue (Skanon Investments, Inc. — Drake Cement Project)
(LOC; Citibank NA)	0.03	3/7/15	7,000,000	[a]	7,000,000
California—4.8%
California Infrastructure and Economic Development Bank,
Revenue, Refunding (Pacific Gas and Electric Company)
(LOC; Sumitomo Mitsui Bank Corporation)	0.01	3/2/15	33,435,000	[a]	33,435,000
Los Angeles Department of Water and Power,
Power System Revenue (Liquidity Facility; Royal Bank of Canada)	0.01	3/2/15	16,500,000	[a]	16,500,000
San Francisco City and County, LR, CP (LOC; JPMorgan Chase Bank)	0.04	5/5/15	7,294,000		7,293,744
Colorado—8.7%
Colorado Educational and Cultural Facilities Authority,
Revenue, Refunding (The Nature Conservancy Project)	0.02	3/7/15	34,215,000	[a,d]	34,215,000
Colorado Springs, Utilities System Subordinate Lien Improvement
Revenue (Liquidity Facility; Bank of Montreal)	0.02	3/7/15	14,935,000	[a]	14,935,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.03	3/7/15	850,000	[a]	850,000
RBC Municipal Products, Inc. Trust (Series O-83) (Board of Governors
of the Colorado State University System, System Enterprise
Revenue) (Liquidity Facility; Royal Bank of Canada)	0.04	3/7/15	8,665,000	[a,b,c,d]	8,665,000
Sheridan Redevelopment Agency, Tax Increment Revenue,
Refunding (South Santa Fe Drive Corridor Redevelopment
Project) (LOC; JPMorgan Chase Bank)	0.05	3/7/15	4,900,000	[a]	4,900,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.02	3/7/15	20,035,000	[a]	20,035,000

10

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.06	3/7/15	20,300,000	[a]	20,300,000
Connecticut—.2%
Connecticut Health and Educational Facilities Authority,
Revenue (Westminster School Issue) (LOC; Bank of America)	0.08	3/7/15	2,435,000	[a,d]	2,435,000
District of Columbia—.2%
District of Columbia, Revenue
(American Geophysical Union Issue) (LOC; Bank of America)	0.06	3/7/15	2,645,000	[a]	2,645,000
Florida—1.0%
Gainesville, IDR (Gainesville Hillel, Inc. Project)
(LOC; Northern Trust Company)	0.02	3/7/15	3,250,000	[a]	3,250,000
Halifax Hospital Medical Center, Hospital Improvement
Revenue, Refunding (LOC; JPMorgan Chase Bank)	0.02	3/7/15	5,525,000	[a]	5,525,000
Jacksonville, IDR (University of Florida Health
Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	0.03	3/7/15	2,800,000	[a]	2,800,000
Georgia—.1%
Private Colleges and University Authority, CP
(Emory University Project)	0.05	5/1/15	1,417,000	[d]	1,416,933
Idaho—.9%
Idaho Housing and Finance Association, MFHR
(Traditions at Boise Apartments Project) (LOC; FHLMC)	0.03	3/7/15	10,350,000	[a]	10,350,000
Illinois—9.1%
Brookfield, Revenue (Brookfield Zoo Project)
(LOC; Northern Trust Company)	0.02	3/7/15	1,920,000	[a,d]	1,920,000
Galesburg, Revenue (Knox College Project) (LOC; PNC Bank NA)	0.03	3/7/15	3,100,000	[a,d]	3,100,000
Illinois Development Finance Authority, Revenue (American College
of Surgeons Project) (LOC; Northern Trust Company)	0.02	3/7/15	3,040,000	[a,d]	3,040,000
Illinois Development Finance Authority, Revenue
(Evanston Northwestern Healthcare Corporation)
(Liquidity Facility; Wells Fargo Bank)	0.01	3/2/15	11,905,000	[a,d]	11,905,000
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.02	3/7/15	17,935,000	[a,d]	17,935,000
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.02	3/7/15	4,615,000	[a,d]	4,615,000
Illinois Development Finance Authority, Revenue
(Saint Ignatius College Preparatory School) (LOC; PNC Bank NA)	0.03	3/7/15	12,000,000	[a,d]	12,000,000
Illinois Educational Facilities Authority, Revenue
(National-Louis University) (LOC; JPMorgan Chase Bank)	0.03	3/7/15	8,850,000	[a,d]	8,850,000
Illinois Educational Facilities Authority, Revenue
(The Lincoln Park Society) (LOC; Citibank NA)	0.07	3/7/15	500,000	[a]	500,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris
Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.03	3/7/15	14,000,000	[a]	14,000,000

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority, Revenue (Kohl Children’s Museum of
Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.03	3/7/15	1,675,000	[a]	1,675,000
Illinois Finance Authority, Revenue (Saint Ignatius
College Preparatory Project) (LOC; PNC Bank NA)	0.04	3/7/15	13,000,000	[a,d]	13,000,000
Illinois Finance Authority, Revenue (Village of Oak Park
Residence Corporation Project) (LOC; PNC Bank NA)	0.03	3/7/15	4,300,000	[a]	4,300,000
Illinois Housing Development Authority,
MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.04	3/7/15	8,270,000	[a]	8,270,000
Lake Villa, Revenue (The Allendale Association Project)
(LOC; Wells Fargo Bank)	0.06	3/7/15	2,480,000	[a]	2,480,000
Indiana—2.6%
Deutsche Bank Spears/Lifers Trust (Series DBE-565)
(Indiana Bond Bank, Special Program Revenue) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.18	3/7/15	5,740,000 [a,b,c]		5,740,000
Goshen, EDR (Goshen College Project) (LOC; JPMorgan Chase Bank)	0.04	3/7/15	25,430,000	[a,d]	25,430,000
Iowa—.5%
Iowa Finance Authority, Wellness Facility Revenue
(Community Y of Marshalltown Project) (LOC; Bank of America)	0.02	3/7/15	6,475,000	[a]	6,475,000
Kentucky—1.6%
Warren County, Revenue (Western Kentucky University Student
Life Foundation, Inc. Project) (LOC; JPMorgan Chase Bank)	0.03	3/7/15	19,600,000	[a,d]	19,600,000
Louisiana—3.3%
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue
(Kenner Theatres, L.L.C. Project) (LOC; FHLB)	0.02	3/7/15	3,650,000	[a]	3,650,000
Louisiana Public Facilities Authority, Revenue
(Air Products and Chemicals Project)	0.01	3/2/15	24,300,000	[a]	24,300,000
Louisiana Public Facilities Authority, Revenue
(Air Products and Chemicals Project)	0.01	3/2/15	10,900,000	[a]	10,900,000
Maryland—3.5%
Baltimore County, Revenue (Cross Creek Apartments
Facility) (LOC; PNC Bank NA)	0.03	3/7/15	4,320,000	[a]	4,320,000
Baltimore Mayor and City Council Industrial Development Authority,
Revenue (City of Baltimore Capital Acquisition Program)
(LOC; Bayerische Landesbank)	0.05	3/7/15	11,700,000	[a]	11,700,000
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.04	3/7/15	15,075,000	[a]	15,075,000
Maryland Health and Higher Educational Facilities Authority,
Revenue (Stella Maris Issue) (LOC; M&T Trust)	0.04	3/7/15	9,935,000	[a]	9,935,000
Massachusetts—6.5%
Massachusetts Health and Educational Facilities Authority, Revenue
(Hillcrest Extended Care Services Issue) (LOC; Bank of America)	0.05	3/7/15	14,650,000	[a]	14,650,000

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Subordinated Dedicated Sales Tax BAN	5.00	7/16/15	14,785,000		15,055,657
University of Massachusetts Building Authority, CP
(Liquidity Facility; U.S. Bank NA)	0.08	5/7/15	11,000,000	[d]	11,000,000
University of Massachusetts Building Authority,
Project Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.03	3/7/15	36,000,000	[a,d]	36,000,000
Michigan—1.8%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.02	3/7/15	7,290,000	[a,d]	7,290,000
Michigan State Building Authority, Revenue
(Facilities Program) (LOC; Citibank NA)	0.02	3/7/15	5,410,000	[a]	5,410,000
University of Michigan, CP	0.04	5/4/15	8,850,000	[d]	8,849,584
Minnesota—.7%
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	0.06	3/7/15	8,565,000	[a,d]	8,565,000
Mississippi—4.1%
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.01	3/2/15	46,935,000	[a]	46,935,000
Mississippi Development Bank, Special Obligation Revenue,
Refunding (Harrison County GO Bonds Refunding
Project) (LOC; Bank of America)	0.03	3/7/15	2,110,000	[a]	2,110,000
Missouri—1.5%
Saint Charles County Public Water Supply District Number 2,
COP (Project Lease Agreement) (LOC; Bank of America)	0.03	3/7/15	14,250,000	[a]	14,250,000
Saint Louis Industrial Development Authority, MFHR
(Kingsbury Place Apartments) (LOC; FHLB)	0.05	3/7/15	3,070,000	[a]	3,070,000
Nevada—1.5%
Deutsche Bank Spears/Lifers Trust (Series DBE-668)
(Clark County School District, Limited Tax Building
Bonds GO) (Liquidity Facility; Deutsche Bank AG
and LOC; Deutsche Bank AG)	0.20	3/7/15	17,975,000	[a,b,c,d]	17,975,000
New Hampshire—.3%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; Wells Fargo Bank)	0.07	3/2/15	3,000,000	[a,d]	3,000,000
New Jersey—3.6%
Bergenfield, GO Notes, BAN	1.00	3/2/16	5,000,000		5,027,350
Deutsche Bank Spears/Lifers Trust (Series DBE-343)
(Newark Housing Authority, Marine Terminal Additional
Rent-Backed Revenue, Refunding (City of Newark
Redevelopment Projects)) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.13	3/7/15	7,755,000	[a,b,c]	7,755,000

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Deutsche Bank Spears/Lifers Trust (Series DBE-511) (Newark Housing
Authority, Marine Terminal Additional Rent-Backed Revenue,
Refunding (City of Newark Redevelopment Projects)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.17	3/7/15	5,000,000	[a,b,c]	5,000,000
Livingston Township Board of Education, GO Notes, GAN	1.00	9/24/15	4,000,000	[d]	4,012,635
New Jersey Health Care Facilities Financing Authority,
Revenue (Virtua Health Issue) (LOC; JPMorgan Chase Bank)	0.01	3/2/15	15,725,000	[a]	15,725,000
Wood-Ridge Borough, GO Notes, BAN	1.00	2/11/16	5,000,000		5,026,957
New York—12.3%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.07	3/7/15	2,700,000	[a]	2,700,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.07	3/7/15	11,400,000	[a,d]	11,400,000
Dutchess County Industrial Development Agency,
Civic Facility Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.07	3/7/15	7,840,000	[a]	7,840,000
Long Island Power Authority, Electric System Subordinated
Revenue (LOC; Bayerische Landesbank)	0.05	3/2/15	9,700,000	[a]	9,700,000
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue, Refunding (LOC; Royal Bank of Canada)	0.01	3/2/15	14,100,000	[a]	14,100,000
Nassau County Industrial Development Agency, Civic Facility
Improvement Revenue, Refunding (Cold Spring Harbor
Laboratory Project) (Liquidity Facility; TD Bank)	0.02	3/2/15	12,245,000	[a,d]	12,245,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.08	3/7/15	3,700,000	[a]	3,700,000
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.01	3/2/15	11,100,000	[a]	11,100,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	3/2/15	4,500,000	[a]	4,500,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.03	3/7/15	6,900,000	[a]	6,900,000
New York State Housing Finance Agency, Housing Revenue
(505 West 37th Street) (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.03	3/2/15	7,000,000	[a]	7,000,000
Oneida County Industrial Development Agency, Civic Facility
Revenue (Mohawk Valley Community College Dormitory
Corporation Project) (LOC; Citibank NA)	0.04	3/7/15	3,000,000	[a]	3,000,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.07	3/7/15	3,020,000	[a]	3,020,000
Oswego County Industrial Development Agency,
Civic Facility Revenue (Oswego College
Foundation, Inc. Project) (LOC; M&T Trust)	0.07	3/7/15	635,000	[a,d]	635,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Rockland County Industrial Development Authority, Revenue
(Northern Manor Multicare Center, Inc. Project) (LOC; M&T Trust)	0.12	3/7/15	2,475,000	[a]	2,475,000
Syracuse Industrial Development Agency, Civic Facility
Revenue (Community Development Properties—
Vanderbilt/Larned Project) (LOC; M&T Trust)	0.06	3/7/15	1,300,000	[a]	1,300,000
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.12	3/7/15	5,800,000	[a]	5,800,000
Triborough Bridge and Tunnel Authority, General Revenue
(MTA Bridges and Tunnels) (LOC; Wells Fargo Bank)	0.01	3/2/15	35,000,000	[a]	35,000,000
Triborough Bridge and Tunnel Authority, General Revenue,
Refunding (MTA Bridges and Tunnels) (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.03	3/2/15	3,900,000	[a]	3,900,000
Ohio—.2%
Hamilton County, Hospital Facilities Revenue
(Beechwood Home Project) (LOC; PNC Bank NA)	0.04	3/7/15	3,015,000	[a]	3,015,000
Pennsylvania—.5%
Jackson Township Industrial Development Authority, Revenue
(StoneRidge Retirement Living Project) (LOC; PNC Bank NA)	0.03	3/7/15	4,350,000	[a]	4,350,000
Pennsylvania Higher Educational Facilities Authority, Revenue
(Association of Independent Colleges and Universities of
Pennsylvania Financing Program—Moore College of
Art and Design Project) (LOC; PNC Bank NA)	0.03	3/7/15	1,150,000	[a,d]	1,150,000
South Carolina—3.5%
South Carolina Association of Governmental Organizations,
COP (Evidencing Undivided Proportionate Interests in
Tax Anticipation Notes (General Obligations) of
Certain South Carolina School Districts)	1.00	4/15/15	12,657,000	[d]	12,670,762
South Carolina Jobs-Economic Development Authority, EDR
(Ashley Hall Project) (LOC; Branch Banking and Trust Co.)	0.04	3/7/15	18,415,000	[a,d]	18,415,000
South Carolina Jobs-Economic Development Authority, EDR
(Lexington-Richland Alcohol and Drug Abuse
Council, Inc. Project) (LOC; Branch Banking and Trust Co.)	0.04	3/7/15	4,125,000	[a]	4,125,000
South Carolina Jobs-Economic Development Authority,
Student Housing Revenue (South Carolina State University
Housing LLC Project) (LOC; Bank of America)	0.05	3/7/15	1,030,000	[a,d]	1,030,000
South Carolina Public Service Authority, Revenue,
CP (Santee Cooper) (Liquidity Facility; JPMorgan Chase Bank)	0.10	3/9/15	4,977,000		4,977,000
Tennessee—2.8%
Metropolitan Government of Nashville and Davidson County,
CP (Liquidity Facility; Sumitomo Mitsui Banking Corp.)	0.07	5/5/15	5,000,000		5,000,000
Metropolitan Government of Nashville and Davidson County,
CP (Liquidity Facility; Sumitomo Mitsui Trust Bank, Ltd.)	0.09	3/2/15	10,000,000		9,999,997

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee (continued)
Metropolitan Government of Nashville and Davidson County, CP
(Liquidity Facility; Sumitomo Mitsui Trust Bank, Ltd.)	0.07	5/18/15	18,000,000		17,999,681
Texas—9.1%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project)
(LOC; National Rural Utilities Cooperative Finance Corporation)	0.05	3/7/15	36,200,000	[a]	36,200,000
Dallas, CP (Liquidity Facility; State Street Bank and Trust Co.)	0.05	3/31/15	20,000,000		20,000,000
Red River Education Finance Corporation, Higher Education
Revenue (Texas Christian University Project)
(Liquidity Facility; Northern Trust Company)	0.02	3/7/15	21,700,000	[a,d]	21,700,000
San Antonio Independent School District, CP
(Liquidity Facility; Royal Bank of Canada)	0.08	5/15/15	2,500,000	[d]	2,500,000
Tarrant County Cultural Education Facilities Finance
Corporation, Revenue (Texas Health Resources System)	0.04	3/7/15	10,000,000	[a]	10,000,000
Texas, GO Notes (Veterans Bonds) (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.03	3/7/15	17,500,000	[a]	17,500,000
Utah—.3%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.07	3/7/15	3,125,000	[a]	3,125,000
Virginia—3.1%
Alexandria Industrial Development Authority, Revenue
(Institute for Defense Analyses Project)
(LOC; Branch Banking and Trust Co.)	0.02	3/7/15	9,875,000	[a]	9,875,000
Fairfax County Industrial Development Authority,
Health Care Revenue (Inova Health System Project)
(LOC; Northern Trust Company)	0.02	3/7/15	3,600,000	[a]	3,600,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.02	3/7/15	1,600,000	[a]	1,600,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.02	3/7/15	2,800,000	[a]	2,800,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.02	3/7/15	2,900,000	[a]	2,900,000
University of Virginia, University Revenue, CP	0.08	3/5/15	4,000,000	[d]	3,999,968
University of Virginia, University Revenue, CP	0.06	5/5/15	11,629,000	[d]	11,629,000
Washington—4.0%
Squaxin Island Tribe, Tribal Infrastructure
Revenue (LOC; Bank of America)	0.08	3/7/15	4,825,000	[a]	4,825,000
Washington Health Care Facilities Authority, Revenue
(Providence Health and Services) (Liquidity Facility; U.S. Bank NA)	0.03	3/7/15	22,200,000	[a]	22,200,000
Washington Health Care Facilities Authority, Revenue
(Providence Health and Services) (Liquidity Facility; U.S. Bank NA)	0.03	3/7/15	6,550,000	[a]	6,550,000

16

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington Housing Finance Commission, MFHR
(Kitts Corner Apartments Project) (LOC; FHLB)	0.02	3/7/15	6,500,000	[a]	6,500,000
Washington Housing Finance Commission, MFHR,
Refunding (Lake City Senior Apartments Project)
(Liquidity Facility; FHLMC and LOC; FHLMC)	0.02	3/7/15	3,900,000	[a]	3,900,000
Washington Housing Finance Commission, Nonprofit Revenue
(District Council Number Five Apprenticeship and
Training Trust Fund Project) (LOC; Wells Fargo Bank)	0.11	3/7/15	4,210,000	[a]	4,210,000
Wisconsin—.6%
Pleasant Prairie, IDR (Muskie Enterprises, Inc. Project)
(LOC; Northern Trust Company)	0.30	3/7/15	300,000	[a]	300,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Upland Hills Health, Inc.) (LOC; U.S. Bank NA)	0.04	3/7/15	6,950,000	[a]	6,950,000

Total Investments (cost $1,191,688,197)			100.4%		1,191,689,268
Liabilities, Less Cash and Receivables			(.4%)		(4,405,048)
Net Assets			100.0%		1,187,284,220

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities amounted to $75,630,000 or 6.4% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).
[d] At February 28, 2015, the fund had $362,193,882 or 30.5% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	30.5	State/Territory	3.2
Health Care	12.2	Lease	1.9
Industrial	11.6	Special Tax	1.9
Utility-Water and Sewer	9.6	Pollution Control	1.3
Utility-Electric	8.8	City	.9
Housing	7.3	Other	6.7
Transportation Services	4.5		100.4

†	Based on net assets.

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

		BNY Mellon
	BNY Mellon	National Municipal
	Money Market Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†	358,942,389	1,191,689,268
Cash	102,169	96,941
Interest receivable	48,181	601,822
Prepaid expenses	21,409	21,466
	359,114,148	1,192,409,497
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	29,818	22,935
Due to Administrator—Note 2(a)	32,612	22,765
Payable for shares of investment securities purchased	—	5,027,350
Accrued expenses	42,143	52,227
	104,573	5,125,277
Net Assets ($)	359,009,575	1,187,284,220
Composition of Net Assets ($):
Paid-in capital	359,006,036	1,188,579,662
Accumulated net realized gain (loss) on investments	3,539	(1,296,513)
Accumulated net unrealized appreciation
(depreciation) on investments	—	1,071
Net Assets ($)	359,009,575	1,187,284,220
Net Asset Value Per Share
Class M Shares
Net Assets ($)	350,501,014	1,184,009,495
Shares Outstanding	350,500,325	1,185,302,413
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	8,508,561	3,274,725
Shares Outstanding	8,508,505	3,278,162
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	358,942,389	1,191,688,197
See notes to financial statements.

The Funds 19

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

		BNY Mellon
	BNY Mellon	National Municipal
	Money Market Fund	Money Market Fund
Investment Income ($):
Interest Income	321,077	377,797
Expenses:
Investment advisory fee—Note 2(a)	273,888	690,345
Administration fee—Note 2(a)	225,076	567,316
Custodian fees—Note 2(b)	28,239	32,180
Professional fees	19,656	22,147
Registration fees	15,509	15,345
Shareholder servicing costs—Note 2(b)	10,730	3,624
Trustees’ fees and expenses—Note 2(c)	8,672	21,027
Prospectus and shareholders’ reports	5,222	4,441
Miscellaneous	3,559	16,305
Total Expenses	590,551	1,372,730
Less—reduction in expenses due to undertakings—Note 2(a)	(254,459)	(690,345)
Less—reduction in administration fees—Note 2(a)	(14,734)	(304,756)
Less—reduction in fees due to earnings credits—Note 2(b)	(522)	—
Net Expenses	320,836	377,629
Investment Income—Net	241	168
Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	239	6,782
Net unrealized appreciation (depreciation) on investments	—	438
Net unrealized Gain (Loss) on Investments	239	7,220
Net Increase in Net Assets Resulting from Operations	480	7,388
See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2015	Year Ended	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	241	150	168	333
Net realized gain (loss) from investments	239	3,300	6,782	113,193
Net unrealized appreciation (depreciation) on investments	—	—	438	633
Net Increase (Decrease) in Net Assets
Resulting from Operations	480	3,450	7,388	114,159
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(240)	(3,621)	(168)	(332)
Investor Shares	(1)	(43)	—	(1)
Total Dividends	(241)	(3,664)	(168)	(333)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	318,589,450	613,427,576	1,120,676,420	1,114,080,175
Investor Shares	6,748,046	10,822,069	1,143,377	6,467,210
Dividends reinvested:
Investor Shares	1	43	—	1
Cost of shares redeemed:
Class M Shares	(349,952,672)	(619,026,158)	(787,911,535)	(1,272,929,316)
Investor Shares	(6,295,246)	(7,406,843)	(516,838)	(6,684,412)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(30,910,421)	(2,183,313)	333,391,424	(159,066,342)
Total Increase (Decrease) In Net Assets	(30,910,182)	(2,183,527)	333,398,644	(158,952,516)
Net Assets ($):
Beginning of Period	389,919,757	392,103,284	853,885,576	1,012,838,092
End of Period	359,009,575	389,919,757	1,187,284,220	853,885,576

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

					Class M Shares
	Six Months Ended
	February 28, 2015				Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.001
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.001)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.02		.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	[c]	.32		.31		.30		.30		.30
Ratio of net expenses to average net assets	.18	[c]	.14		.20		.21		.26		.29
Ratio of net investment income to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.02		.07
Net Assets, end of period ($ x 1,000)	350,501		381,864		387,463		857,600		1,006,111		1,092,771

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

22

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000		.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)		(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00		1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	[c]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	[c]	.57	.56	.58	.55	.55
Ratio of net expenses to average net assets	.17	[c]	.14	.19	.22	.26	.38
Ratio of net investment income to average net assets[b]	.00	[c]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	8,509		8,056	4,640	10,340	1,522	312

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares
	Six Months Ended
	February 28, 2015				Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2014		2013		2012		2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)	(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.03	.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	[c]	.30		.30		.30		.29	.30
Ratio of net expenses to average net assets	.08	[c]	.13		.23		.22		.26	.28
Ratio of net investment income to average net assets	.00	[b,c]	.00	[b]	.00	[b]	.00	[b]	.03	.04
Net Assets, end of period ($ x 1,000)	1,184,009		851,238		1,009,973		1,316,666		1,352,760	1,551,274

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

24

				Investor Shares
	Six Months Ended
	February 28, 2015			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000		.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)		(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00		1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	[c]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.55	.57	.56	.54	.55
Ratio of net expenses to average net assets	.08	[c]	.13	.24	.23	.29	.33
Ratio of net investment income to average net assets[b]	.00	[c]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	3,275		2,648	2,865	1,022	272	1

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	Annualized.

See notes to financial statements.

The Funds 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that either fund will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

26

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2015, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all

The Funds 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), BNY Mellon National Municipal Money Market Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,303,295 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

At February 28, 2015, BNY Mellon National Municipal Money Market Fund had accumulated gross unrealized appreciation on investments of $1,071.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Investment Adviser has undertaken to waive receipt of the management/administration fees and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. The undertakings are voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each fund, pursuant to these undertakings, during the period ended February 28, 2015.

Table 1—Expense Reductions
BNY Mellon Money Market Fund
Management fee waiver	$ 254,459
Administration fee waiver	14,734
BNY Mellon National Municipal
Money Market Fund
Management fee waiver	690,345
Administration fee waiver	304,756

28

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 28, 2015, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$ 10,725
BNY Mellon National Municipal
Money Market Fund	3,620

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2015, for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Cash Management Agreement Fees

Dreyfus Transfer, Inc.
Cash Management Fees

BNY Mellon Money Market Fund	$ 4
BNY Mellon National
Municipal Money Market Fund	3

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2015, pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 4—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	28,239	(522)
BNY Mellon National Municipal
Money Market Fund	32,180	—

Each fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including share-

The Funds 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

holder redemption draft processing, under a cash management agreement. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—The Bank of New York Mellon Cash Management Fees
BNY Mellon Money Market Fund	$ 1
BNY Mellon National
Municipal Money Market Fund	1

During the period ended February 28, 2015, each fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Board members and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2015, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $258,660,000 and $192,050,000, respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural require-ments.At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	41,614	1,662	19,098	1,912	(34,468)
BNY Mellon National Municipal Money Market Fund	130,597	623	20,400	1,912	(130,597)

30

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

MFTSA0215-MM

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ David K. Mossman

            David K. Mossman,

            President

Date:    April 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David K. Mossman

            David K. Mossman,

            President

Date:    April 21, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 21, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)